M3Sixty Funds Trust

On behalf of

AXS Alternative Value Fund (formerly, Cognios Large Cap Value Fund)

AXS Market Neutral Fund (formerly, Cognios Market Neutral Large Cap Fund)

c/o M3Sixty Administration, LLC

4300 Shawnee Mission Parkway, Suite 100

Fairway, KS 66205

 1-888-553-4233

January 7, 2021

Dear Valued Shareholder:

A Special Meeting of Shareholders of the AXS Alternative Value Fund (formerly, Cognios Large Cap Value Fund) and AXS Market Neutral Fund (formerly, Cognios Market Neutral Large Cap Fund) (each, an “Acquired Fund” and together, the “Acquired Funds”), each a series of M3Sixty Funds Trust (the “Trust”), has been scheduled for February 26, 2021 (the “Special Meeting”).

Proposed Reorganization

Shareholders of each Acquired Fund are being asked to approve an Agreement and Plan of Reorganization (each, a “Reorganization Agreement” and together, the “Reorganization Agreements”) of their Acquired Fund into a corresponding, newly created series (each, an “Acquiring Fund” and together, the “Acquiring Funds”) of Investment Managers Series Trust II (“IMST II”). The Reorganization Agreements will provide for the transfer of all of the assets of the respective Acquired Fund to the corresponding Acquiring Fund in exchange for shares of that Acquiring Fund and the assumption of all of the liabilities of such Acquired Fund by the corresponding Acquiring Fund, and the distribution of the Acquiring Fund’s shares received by such Acquired Fund to its shareholders in complete liquidation of the Acquired Fund (each, a “Reorganization” and collectively, the “Reorganizations”).

As described further below, in order to implement the Reorganizations, IMST II will establish each Acquiring Fund as a newly organized fund that will commence operations upon the closing of the Reorganization of the corresponding Acquired Fund. The Reorganization of each Acquired Fund generally is not expected to result in the recognition of gain or loss by the Acquired Fund or its shareholders for federal income tax purposes. No sales charges or redemption fees will be imposed in connection with the Reorganization. The shares of the applicable Acquiring Fund you receive will have the same aggregate net asset value as that of your shares of the corresponding Acquired Fund at the time of the Reorganization. Shares will be exchanged as follows:

M3Sixty Funds Trust		Investment Managers Series Trust II
AXS Alternative Value Fund		AXS Alternative Value Fund
Investor Class Shares	→	Investor Class Shares
Institutional Class Shares	→	Class I Shares
AXS Market Neutral Fund		AXS Market Neutral Fund
Investor Class Shares	→	Investor Class Shares
Institutional Class Shares	→	Class I Shares

1

The investment objective, strategies and policies of each Acquiring Fund and its corresponding Acquired Fund are similar, as further described in the attached Proxy Statement/Prospectus. If the Reorganizations are approved, AXS Investments LLC (“AXS”) will continue to serve as the investment advisor to each Acquiring Fund, and Quantitative Value Technologies, LLC (d/b/a Cognios Capital) (“Cognios Capital”) will continue to serve as the Acquiring Funds’ investment sub-advisor responsible for the day-to-day management of the Acquiring Funds’ portfolios. As a result, the day-to-day management of the Acquiring Funds following the Reorganizations will not change the way your investment assets are managed.

If the Reorganization of an Acquired Fund is not approved, then the Reorganization of such Acquired Fund will not be implemented, regardless of the outcome of the shareholder vote to approve the other proposed Reorganization. In such case, the Board will consider what further actions to take with respect to such Acquired Fund that will not be reorganized, including potentially exploring other reorganization options, approving another advisor, or liquidating such Acquired Fund.

Interim Investment Advisory and Interim Sub-Advisory Agreements

Cognios Capital served as investment advisor to each Acquired Fund from June 2020 through November 30, 2020. The principal owners of Cognios Capital and portfolio managers of each Acquired Fund have served as portfolio managers to each Acquired Fund since the funds’ inception. Based on the recommendation of Cognios Capital, the Board of Trustees (the “Board”) of the Trust, including a majority of Trustees who are not “interested persons” of the Trust as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), at a meeting held on October 20, 2020, considered and approved the following, effective December 1, 2020: (i) the termination of the advisory agreement between Cognios Capital and the Trust, on behalf of the Acquired Funds; (ii) an interim investment advisory agreement (the “Interim Advisory Agreement”) between the Trust and AXS, pursuant to which AXS would become the investment advisor for each Acquired Fund; and (iii) an interim investment sub-advisory agreement between AXS and Cognios Capital (the “Interim Sub-Advisory Agreement”, and together with the Interim Advisory Agreement, the “Interim Agreements”). Under the Interim Advisory Agreement, AXS provides investment advisory services for each Acquired Fund for up to 150 days, pending shareholder approval of the proposed reorganization of each Acquired Fund (as discussed below). The terms of the Interim Advisory Agreement are substantially similar to the prior advisory agreement with Cognios Capital, except for differences in the format of the agreement and certain requirements of the 1940 Act. During the term of the Interim Advisory Agreement, all investment advisory fees earned by AXS will be held in escrow at the Acquired Funds’ custodian pending approval of the proposed Reorganization. Similarly, under the Interim Sub-Advisory Agreement, Cognios Capital provides investment sub-advisory services for each Acquired Fund for up to 150 days, pending shareholder approval of the Reorganization of each Acquired Fund and all investment sub-advisory fees earned by Cognios Capital will be held in escrow at the Acquired Funds’ custodian pending approval of the proposed Reorganization.

Shareholders of each Acquired Fund are being asked to approve the proposed Reorganization before the expiration of the Interim Agreements. If the shareholders do not approve the Reorganization prior to the expiration, AXS and Cognios Capital will each receive for its services during the interim period under the respective Interim Agreement the lesser of (i) the costs it incurred in performing such services (plus interest earned on that amount) or (ii) the amount in the escrow account (plus interest earned).

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The attached Proxy Statement/Prospectus is designed to give you more information about the proposals. If you have any questions regarding the proposals to be voted on, please do not hesitate to call 1-888-553-4233. If you were a shareholder of record of either of the Acquired Funds as of the close of business on November 30, 2020, the record date for the Special Meeting, you are entitled to vote on the proposals with respect to your Acquired Fund(s) at the Special Meeting and at any adjournment thereof. While you are, of course, welcome to join us at the Special Meeting, we expect that most shareholders will cast their votes by filling out, signing and returning the enclosed proxy card.

2

Whether or not you are planning to attend the Special Meeting, we need your vote. Please submit your vote via the options listed on your proxy card. You can mark, sign and date the enclosed proxy card and promptly return it in the enclosed, postage-paid envelope so that the maximum number of shares may be voted. You should follow the enclosed instructions on your proxy card as to how to vote, which includes calling the toll-free number on your proxy card to vote by telephone. You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of the Trust at the address noted in the Proxy Statement/Prospectus or in person at the time of the Special Meeting. A prior proxy vote can also be revoked by voting the proxy at a later date through the toll-free number or the Internet address listed in the enclosed voting instructions.

We are concerned about your health and safety during the current coronavirus (COVID-19) pandemic and we intend to monitor the recommendations of public health officials and governmental restrictions as the situation continues to evolve. If we decide to hold the Special Meeting at a different time or in a different location, we will make an announcement in the manner discussed in these materials.

Thank you for taking the time to consider these important proposals and for your continuing investment in the Funds.

Sincerely,

Randall K. Linscott

Randall K. Linscott

President

3

M3Sixty Funds Trust

AXS Alternative Value Fund (formerly, Cognios Large Cap Value Fund)

AXS Market Neutral Fund (formerly, Cognios Market Neutral Large Cap Fund)

 c/o M3Sixty Administration, LLC

4300 Shawnee Mission Parkway, Suite 100

Fairway, KS 66205

1-888-553-4233

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD FEBRUARY 26, 2021

M3Sixty Funds Trust, a Delaware statutory trust (the “Trust”), will hold a Special Meeting of Shareholders (the “Special Meeting”) of the AXS Alternative Value Fund (formerly, Cognios Large Cap Value Fund) and AXS Market Neutral Fund (formerly, Cognios Market Neutral Large Cap Fund), each a series of the Trust (each, an “Acquired Fund” and together, the “Acquired Funds”), on February 26, 2021, at the offices of M3Sixty Administration, LLC, 4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66205 at 11:00 a.m. local time. However, as we are concerned about your health and safety during the current coronavirus (COVID-19) pandemic, we intend to monitor the recommendations of public health officials and governmental restrictions as the situation continues to evolve. If we decide to hold the Special Meeting at a different time or in a different location, we plan to announce any such updates on www.axsinvestments.com and we encourage you to check this website prior to the Special Meeting if you plan to attend. Accordingly, we encourage you to consider your other voting options, in the event that in-person attendance at the Special Meeting is either prohibited under a federal, state or local order or contrary to the advice of public health care officials.

At the Special Meeting, you and the other shareholders of the Acquired Funds will be asked to consider and vote separately upon the proposals below with respect to your Acquired Fund(s), as applicable.

1.	Approval of an Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of the AXS Alternative Value Fund (with respect to this first proposal, the “Acquired Fund”) to the AXS Alternative Value Fund (with respect to the AXS Alternative Value Fund and this first proposal, the “Acquiring Fund”), a newly created series of Investment Managers Series Trust II (“IMST II”), in exchange for (a) shares of the Acquiring Fund with an aggregate net asset value (“NAV”) per class equal to the aggregate NAV of the corresponding class of shares of the Acquired Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Acquired Fund, followed by (ii) the liquidating distribution by the Acquired Fund to its shareholders of the shares of the Acquiring Fund received in the exchange in proportion, on a class-by-class basis, to the shareholders’ respective holdings of shares of the Acquired Fund;

2.

Approval of an Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of the AXS Market Neutral Fund (with respect to this second proposal, the “Acquired Fund”) to the AXS Market Neutral Fund (with respect to the AXS Market Neutral Fund and this second proposal, the “Acquiring Fund”), a newly created series of Investment Managers Series Trust II (“IMST II”), in exchange for (a) shares of the Acquiring Fund with an aggregate net asset value (“NAV”) per class equal to the aggregate NAV of the corresponding class of shares of the Acquired Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Acquired Fund, followed by (ii) the liquidating distribution by the Acquired Fund to its shareholders of the shares of the Acquiring Fund received in the exchange in proportion, on a class-by-class basis, to the shareholders’ respective holdings of shares of the Acquired Fund; and

3.	The transaction of such other business as may properly come before the Special Meeting or any continuations after an adjournment thereof.

i

Only shareholders of record of the Acquired Funds at the close of business on November 30, 2020, the record date for this Special Meeting, will be entitled to notice of, and to vote at, the Special Meeting or any postponements or continuations after an adjournment thereof.

As a shareholder, you are asked to attend the Special Meeting either in person or by proxy. If you are unable to attend the Special Meeting in person, we urge you to authorize proxies to cast your votes, commonly referred to as “proxy voting”. Whether or not you expect to attend the Special Meeting, please submit your vote via the options listed on your proxy card. You may vote by completing, dating and signing your proxy card and mailing it in the enclosed postage prepaid envelope, by calling the toll-free number on your proxy card to vote by telephone or, if available, by voting through the internet. Your prompt voting by proxy will help assure a quorum at the Special Meeting. Voting by proxy will not prevent you from voting your shares in person at the Special Meeting. You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of the Trust at the address noted in the Proxy Statement/Prospectus or in person at the time of the Special Meeting. A prior proxy can also be revoked by voting your proxy at a later date through the toll-free number or the Internet website address listed in the enclosed voting instructions or submitting a later dated proxy card.

By Order of the Board of Trustees of M3Sixty Funds Trust

Randall K. Linscott

Randall K. Linscott

President

M3Sixty Funds Trust

AXS Alternative Value Fund (formerly, Cognios Large Cap Value Fund)

AXS Alternative Value Fund (formerly, Cognios Market Neutral Large Cap Fund)

 c/o M3Sixty Administration, LLC

4300 Shawnee Mission Parkway, Suite 100

Fairway, KS 66205

 1-888-553-4233

QUESTIONS AND ANSWERS

YOUR VOTE IS VERY IMPORTANT!

Question: What is this document and why did you send it to me?

Answer: The attached document is a proxy statement to solicit votes from shareholders of the AXS Alternative Value Fund and AXS Market Neutral Fund (each, an “Acquired Fund” and together, the “Acquired Funds”), each a series of M3Sixty Funds Trust (the “Trust”) at the special meeting of the Acquired Funds’ shareholders (“Special Meeting”), and a registration statement for AXS Alternative Value Fund and AXS Market Neutral Fund (each, an “Acquiring Fund” and together, the “Acquiring Funds”), each a new series of Investment Managers Series Trust II (“IMST II”). This combined proxy statement/prospectus is referred to below as the “Proxy Statement.”

The Proxy Statement is being provided to you by the Trust in connection with the solicitation of proxies to vote to approve an Agreement and Plan of Reorganization with respect to each Acquired Fund (each, a “Reorganization Agreement” and together, the “Reorganization Agreements”) between the Trust and IMST II (the form of which is attached as Appendix C) that provides for the transfer of all of the assets of the Acquired Fund to the corresponding Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, and the subsequent distribution of those Acquiring Fund shares by the Acquired Fund in liquidation of the Acquired Fund (each, a “Reorganization” and collectively, the “Reorganizations”) (Proposals 1 and 2). The Board of Trustees (the “Board”) of the Trust is recommending that shareholders of the Acquired Funds approve the Reorganization Agreements. Approval of the shareholders of an Acquired Fund is needed to proceed with the Reorganization of that Acquired Fund.

At a meeting held on October 20, 2020, the Board approved an interim investment advisory agreement dated December 1, 2020 between the Trust and AXS Investments LLC (“AXS”) (the “Interim Advisory Agreement”), pursuant to which AXS became investment advisor for each Acquired Fund. The Board also approved an interim investment sub-advisory agreement dated December 1, 2020, between AXS and Quantitative Value Technologies, LLC (d/b/a Cognios Capital) (“Cognios Capital”), pursuant to which Cognios Capital became investment sub-advisor for each Acquired Fund (the “Interim Sub-Advisory Agreement”). The Interim Advisory Agreement and Interim Sub-Advisory Agreement are contained in Appendix A and Appendix B, respectively. The Investment Company Act of 1940, as amended (the “1940 Act”) requires a new investment advisory agreement of a registered investment company to be approved by the majority vote of the outstanding voting securities of that investment company. Rule 15a-4 under the 1940 Act provides a temporary exemption from the shareholder approval requirement for an interim period of up to 150 days after termination of an advisory contract provided that: the advisory compensation paid during the interim period is no greater than the compensation paid under the previous advisory agreement; compensation earned under the interim agreement will be escrowed until shareholders approve an agreement with the investment advisor; and the investment company’s board of trustees, including a majority of the independent trustees, has approved the interim agreement. Rather than propose a new investment advisory agreement, AXS is recommending that shareholders approve the Reorganizations before the expiration of the 150-day interim period.

This Proxy Statement is being provided to you by the Trust in connection with the solicitation of proxies to vote to approve the proposals pertaining to your Fund(s). This document includes a Notice of Special Meeting of Shareholders, the Proxy Statement and a proxy card.

Question: Why are the Acquired Funds reorganizing into the Acquiring Funds?

Answer: Cognios Capital served as investment advisor to each Acquired Fund from June 2020 through November 30, 2020. Based on the recommendation of Cognios Capital, the Board, including a majority of Trustees who are not “interested persons” of the Trust as that term is defined in the 1940 Act, at a meeting held on October 20, 2020, considered and approved the following, effective December 1, 2020: (i) the termination of the advisory agreement between Cognios Capital and the Trust, on behalf of the Acquired Funds; (ii) the Interim Advisory Agreement, pursuant to which AXS would become the investment advisor for the Acquired Funds; and (iii) the Interim Sub-Advisory Agreement, pursuant to which Cognios Capital would become the investment sub-advisor to the Acquired Funds. AXS, the investment advisor for the Acquired Funds, has recommended the Reorganization for the purpose of allowing AXS to continue to serve as the investment advisor and Cognios Capital to serve as the sub-advsior for the Acquiring Funds following the Reorganizations. The investment objective, strategies and policies of each Acquiring Fund and Acquired Fund are the same or substantially similar, as further described in the attached Proxy Statement/Prospectus. AXS believes the Acquired Funds and their shareholders will benefit from reorganizing into IMST II. In particular, AXS believes the Acquired Funds may experience economies of scale from becoming part of a larger fund complex. In addition, AXS believes reorganizing into IMST II may provide the Acquired Funds with enhanced distribution opportunities that may provide the potential to increase each Acquired Fund’s assets in the future, which could potentially add size and scale, and result in decreased operating expenses over the long term.

Question: Who will manage the Acquiring Funds?

Answer: Effective December 1, 2020, AXS became the investment advisor to the Acquired Funds and Cognios Capital became the investment sub-advisor to the Acquired Funds. As investment advisor to the Acquired Funds, AXS provides investment advisory services to the Acquired Funds, including the oversight of Cognios Capital and monitoring and measuring the Acquired Funds’ risk and return against appropriate benchmarks and peers. If the Reorganizations are approved, AXS will continue to serve as the investment advisor to each Acquiring Fund, and Cognios Capital will continue to serve as the Acquiring Funds’ investment sub-advisor. The same portfolio managers for the Acquired Funds will be responsible for the day-to-day management of the Acquiring Funds’ portfolios. As a result, the Reorganizations will not change the way your investment assets are managed.

AXS and IMST II have received an exemptive order from the U.S. Securities and Exchange Commission (the “SEC”) which allows AXS to operate the Acquiring Funds under a “manager of managers” structure (the “Order”). Pursuant to the Oder, AXS may hire or replace a sub-advisor, including Cognios Capital, and modify any existing or future agreement with a sub-advisor, without obtaining shareholder approval. A shareholder vote would still be required to replace AXS with another investment advisor. The Trust does not have a similar exemptive order with respect to the operation of the Acquired Funds. AXS has no current intention to replace Cognios Capital.

Question: How will each Reorganization work?

Answer: Subject to the approval of the shareholders of the applicable Acquired Fund, pursuant to the applicable Reorganization Agreement, each Acquired Fund will transfer all of its assets to the corresponding Acquiring Fund in exchange for shares of the Acquiring Fund and the Acquiring Fund’s assumption of the Acquired Fund’s liabilities. The Acquired Fund will then liquidate by distributing the shares it receives from the Acquiring Fund to the shareholders of the Acquired Fund. Shareholders of the Acquired Fund will become shareholders of the corresponding Acquiring Fund, and immediately after the Reorganization each such shareholder will hold a number of full and fractional shares of the Acquiring Fund equal in aggregate value at the time of the exchange to the aggregate value of such shareholder’s shares of the Acquired Fund immediately prior to the Reorganization.

If the Reorganization of an Acquired Fund is carried out as proposed, the transaction is not generally expected to result in the recognition of gain or loss by either the Acquired Fund or its shareholders for federal income tax purposes. Please refer to the Proxy Statement for a detailed explanation of the proposals.

The chart below indicates which Acquiring Fund share class you will receive in a Reorganization, depending on which Acquired Fund share class you currently own:

Acquired Fund	Acquiring Fund
Investor Class Shares	Investor Class Shares
Institutional Class Shares	Class I Shares

If the Reorganization Agreement is approved by shareholders of an Acquired Fund at the Special Meeting, the Reorganization of that Acquired Fund is expected to be effective after the close of business (i.e., 4:00 p.m. Eastern time) on or about March 5, 2021.

Question: How will the Reorganization affect my investment?

Answer: Following the Reorganization, you will be a shareholder of the applicable Acquiring Fund, which has the same investment objective and substantially similar investment strategies and policies as the corresponding Acquired Fund, as further described in the attached Proxy Statement/Prospectus. In addition, AXS will serve as investment advisor to the Acquiring Funds and Cognios Capital will serve as investment sub-advisor to the Acquiring Funds responsible for the day-to-day management of the Acquiring Funds’ portfolio after the Reorganizations. As a result, each Acquiring Funds will be managed in substantially the same way as the corresponding Acquired Fund. The primary differences will be (1) the Acquiring Funds will be series of IMST II instead of the Trust, (2) AXS will enter into a new investment advisory agreement with IMST II and AXS and Cognios Capital will enter into a new investment sub-advisory agreement, (3) the service providers that provide Third Party Service Arrangements (as defined below) to the Acquiring Funds will be different, (4) the Acquiring Funds will be governed by a different board of trustees than the Acquired Funds, and (5) there will be certain differences in fee arrangements, although the total annual operating expenses net of waivers for each Acquiring Fund is expected to be the same as the total annual operating expenses net of waivers of the corresponding Acquired Fund.

You will receive shares of an Acquiring Fund corresponding in class to your shares of the corresponding Acquired Fund held immediately prior to the Reorganization and equal in aggregate value at the time of the exchange to the aggregate value of those shares of the Acquired Fund. The Reorganization will not affect the value of your investment at the time of Reorganization and your interest in an Acquired Fund will not be diluted. The Reorganization of an Acquired Fund generally is not expected to result in recognition of gain or loss by the Acquired Fund or its shareholders for federal income tax purposes.

Question: Will the Board and Service Providers Change?

Answer: Yes. The Trust and IMST II have different boards of trustees and officers. The Trust and IMST II also have different arrangements for custody, administration, accounting, transfer agency, and distribution services (“Third Party Service Arrangements”). Third Party Service Arrangements are provided to the Trust and IMST II by the following:

v

	Trust	IMST II
Administrator	M3Sixty Administration, LLC 4300 Shawnee Mission Pkwy, Suite 100 Fairway, Kansas 66205	Mutual Fund Administration, LLC 2220 E. Route 66, Suite 226 Glendora, California 91740 UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, Wisconsin 53212
Distributor	ALPS Distributors, Inc. 1290 Broadway, Suite 1100 Denver, Colorado 80203	IMST Distributors, LLC* Three Canal Plaza, Suite 100 Portland, Maine 04101
Transfer Agent	M3Sixty Administration, LLC 4300 Shawnee Mission Pkwy, Suite 100 Fairway, Kansas 66205	UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, Wisconsin 53212
Independent Registered Public Accounting Firm	BBD, LLP 1835 Market Street, 3rd Floor Philadelphia, PA 19103	Tait, Weller & Baker LLP Two Liberty Place 50 South 16th Street, Suite 2900 Philadelphia, Pennsylvania 19102
Custodian	MUFG Union Bank®, N.A. 350 California Street, Suite 2018 San Francisco, CA 94104	UMB Bank, N.A. 928 Grand Boulevard, 5th Floor Kansas City, Missouri 64106

*	IMST Distributors, LLC is a wholly owned subsidiary of Foreside Fund Services, LLC.

Question: How will the proposed Reorganization affect the fees and expenses I pay as a shareholder of the Acquired Fund?

Answer: Each Acquiring Fund will pay AXS the same annual advisory fee rate currently paid by the corresponding Acquired Fund. Cognios Capital will receive fees for serving as investment sub-advisor to the Acquiring Funds, which will be paid by AXS. Following the Reorganization, the total annual fund operating fees and expenses of each Acquiring Fund before waivers are expected to be lower than the total annual fund operating fees and expenses of the corresponding Acquired Fund before waivers. In addition, AXS has agreed, for a period of two years from the date of the Reorganization, to maintain expense limitations for the Acquiring Funds that will have the same economic effect as the expense limitation currently in place for the Acquired Funds. AXS is permitted to seek reimbursement from each Acquiring Fund, subject to certain limitations, of fees waived or payments made by AXS to the Acquiring Fund for a period ending three years after the date of the waiver or payment. Similarly, Cognios Capital is permitted to seek reimbursement from each Acquiring Fund, subject to certain limitations, of fees waived or payments made by Cognios Capital or Cognios Capital, LLC to the Acquired Fund prior to the Reorganization, for a period ending three years after the date of the waiver or payment. In each case, In each case, such reimbursement may be requested from an Acquiring Fund if the reimbursement will not cause the Acquiring Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, and (b) the expense limitation in effect at the time of the reimbursement. Reimbursements of fees waived or payments made will be made on a “first in, first out” basis so that the oldest fees waived or payments are satisfied first. Any reimbursement of fees waived or payments made by Cognios Capital or Cognios Capital, LLC to an Acquired Fund prior to the Reorganization must be approved by the IMST II Board.

Question: Will there be any changes in the purchase and redemption procedures or investment minimums?

Answer: Although the service providers for the Acquiring Fund are different from the service providers for the Acquired Fund, they generally operate the same. Shares for both the Acquired Fund and the Acquiring Fund may be purchased by mail, by phone, by wire, or from your dealer, financial adviser or other financial intermediary. The investment minimums for the Acquiring Fund’s Investor Class shares are higher than the investment minimum for the Acquired Fund’s Investor Class shares, however the investment minimums for the Acquiring Fund’s Class I shares are lower than the investment minimums for the Acquired Fund’s Institutional Class shares. Both the Acquired Fund and the Acquiring Funds allow for redemption requests to be made by mail or telephone as well as payments in the form of check or federal wire transfer. The Acquiring Funds charge a redemption fee of 1.00% on shares redeemed within 30 days after purchase, whereas the Acquired Funds do not charge a redemption fee.

Question: What is the tax impact on my investment?

Answer: Each Reorganization is expected to constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, and generally is not expected to result in recognition of gain or loss by the applicable Acquired Fund or its shareholders for federal income tax purposes. As a condition to the closing of the Reorganization, the applicable Acquiring Fund and the corresponding Acquired Fund will obtain an opinion of counsel regarding the tax consequences of the Reorganization. This opinion will be filed with the SEC after the close of the Reorganization and available on the SEC’s website at www.sec.gov.

Question: Who will benefit from the Reorganization?

Answer: If shareholders of an Acquired Fund approve the Reorganization, AXS will receive investment advisory fees for serving as the investment advisor of the corresponding Acquiring Fund and Cognios Capital will receive fees for serving as investment sub-advisor, which will be paid by AXS. In addition, Cognios Capital has entered into an Asset Purchase Agreement with AXS for the sale of assets related to the management of the Acquired Funds. Pursuant to the Asset Purchase Agreement, Cognios Capital will receive certain payments from AXS following the Reorganization, which will be made by AXS from its own resources and not by the Acquiring Funds or their shareholders.

Question: What will happen if the Reorganization is not approved?

Answer: If the shareholders of an Acquired Fund do not approve the proposed Reorganization of the Acquired Fund, then the Reorganization of such Acquired Fund will not be implemented and the Acquired Fund will continue to operate within the Trust. With respect to each Acquired Fund, AXS will serve as investment advisor under the Interim Advisory Agreement and Cognios Capital will serve as investment sub-advisor under the Interim Sub-Advisory Agreement for the 150-day period allowed in accordance with Rule 15a-4 under the 1940 Act. The period will expire on April 30, 2021. Following that 150-day period, if a Reorganization has not been approved and completed, AXS will no longer serve as investment advisor and Cognios Capital will no longer serve as investment sub-advisor to the applicable Acquired Fund. In such case, the Board will consider what further actions to take with respect to such Acquired Fund that will not be reorganized, including potentially exploring other reorganization options, approving another advisor, or liquidating such Acquired Fund.

Question: Why do I need to vote?

Answer: Your vote is needed to ensure that a quorum is present at the Special Meeting so that the proposals can be acted upon. Your immediate response on the enclosed proxy card (or by telephone or Internet) will help prevent the need for any further solicitations for a shareholder vote, which will result in additional expenses. Your vote is very important to us regardless of the amount of shares you own.

Question: What is the Board’s recommendation with respect to the Proposals?

Answer: After careful consideration and upon the recommendation of AXS, the Board unanimously approved the Interim Advisory Agreement, the Interim Sub-Advisory Agreement and the Reorganization Agreements, and authorized the solicitation of proxies on the proposals. The Board recommends that the shareholders of each Acquired Fund vote to approve the proposal with respect to their Acquired Fund.

Question: Who is paying for expenses related to the Special Meeting and the Reorganization?

Answer: Mutual Fund Administration, LLC (“MFAC”) and UMB Fund Services, Inc. (“UMBFS”), will bear the costs associated with each Reorganization, Special Meeting, and solicitation of proxies. MFAC and UMBFS will pay the expenses associated with the Reorganizations regardless of whether the Reorganizations occur. The Acquired Funds and Acquiring Funds will not incur any expenses in connection with the Reorganizations.

Question: How do I cast my vote?

Answer: You may vote according to the instructions provided on your proxy card. You may vote by telephone using the toll-free number found on your proxy card. You may also use the enclosed postage-paid envelope to mail your proxy card. You may also vote via the Internet. You may also vote in person by attending the Special Meeting on February 26, 2021. Please follow the enclosed instructions to use these methods of voting. We encourage you to vote by telephone or via the Internet. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation.

Question: Who do I call if I have questions?

Answer: Please call 1-877-732-3612 if you have any questions regarding the Reorganizations. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS COMBINED PROXY STATEMENT AND PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

COMBINED PROXY STATEMENT AND PROSPECTUS

January 7, 2021

FOR THE REORGANIZATION OF

AXS Alternative Value Fund (formerly, Cognios Large Cap Value Fund)

AXS Market Neutral Fund (formerly, Cognios Market Neutral Large Cap Fund),

each a series of M3Sixty Funds Trust

4300 Shawnee Mission Parkway, Suite 100

Fairway, KS 66205

1-888-553-4233

INTO

AXS Alternative Value Fund

AXS Market Neutral Fund,

a series of Investment Managers Series Trust II

235 W. Galena Street
Milwaukee, Wisconsin 53212

1-833-AXS-ALTS (1-833-297-2587)

This Combined Proxy Statement and Prospectus (this “Proxy Statement”) is being sent to you in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of M3Sixty Funds Trust (the “Trust”) for use at a Special Meeting of Shareholders (the “Special Meeting”) of the AXS Alternative Value Fund and AXS Market Neutral Fund, each a series of the Trust (each, an “Acquired Fund” and together, the “Acquired Funds”), to be held at the offices of M3Sixty Administration, LLC, 4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66205 on February 26, 2021 at 11:00 a.m. local time. At the Special Meeting, you and the other shareholders of the Acquired Funds will be asked to consider and vote separately upon the proposals below, as applicable.

1.	Approval of an Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of the AXS Alternative Value Fund (with respect to this first proposal, the “Acquired Fund”) to the AXS Alternative Value Fund (with respect to the AXS Alternative Value Fund and this first proposal, the “Acquiring Fund”), a newly created series of Investment Managers Series Trust II (“IMST II”), in exchange for (a) shares of the Acquiring Fund with an aggregate net asset value (“NAV”) per class equal to the aggregate NAV of the corresponding class of shares of the Acquired Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Acquired Fund, followed by (ii) the liquidating distribution by the Acquired Fund to its shareholders of the shares of the Acquiring Fund received in the exchange in proportion, on a class-by-class basis, to the shareholders’ respective holdings of shares of the Acquired Fund;

2.	Approval of an Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of the AXS Market Neutral Fund (with respect to this second proposal, the “Acquired Fund”) to the AXS Market Neutral Fund (with respect to the AXS Market Neutral Fund and this second proposal, the “Acquiring Fund”), a newly created series of Investment Managers Series Trust II (“IMST II”), in exchange for (a) shares of the Acquiring Fund with an aggregate net asset value (“NAV”) per class equal to the aggregate NAV of the corresponding class of shares of the Acquired Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Acquired Fund, followed by (ii) the liquidating distribution by the Acquired Fund to its shareholders of the shares of the Acquiring Fund received in the exchange in proportion, on a class-by-class basis, to the shareholders’ respective holdings of shares of the Acquired Fund; and

3.	The transaction of such other business as may properly come before the Special Meeting or any continuations after an adjournment thereof.

Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Trust, in person at the time of the Special Meeting, by voting the proxy at a later date through the toll-free number or through the Internet address listed in the enclosed voting instructions or by submitting a later dated proxy card. If your shares are held in the name of a brokerage firm, bank, nominee or other institution, you should provide instructions to your broker, bank, nominee or other institution on how to vote your shares. If you hold your shares in the name of a brokerage firm, bank, nominee or other institution, you must provide a legal proxy from that institution in order to vote your shares in person at the Special Meeting.

Each Acquired Fund is a series of the Trust, an open-end management investment company registered with the Securities and Exchange Commission (the “SEC”) and organized as a Delaware statutory trust. Each Acquiring Fund is a newly created series of the IMST II, an open-end management investment company registered with the SEC, and also organized as a Delaware statutory trust.

The following documents have been filed with the SEC and are incorporated by reference into this Proxy Statement (which means these documents are considered legally to be part of this Proxy Statement):

●	Prospectus and Statement of Additional Information of the Acquired Funds, each dated October 28, 2020; and
●	Annual Report to Shareholders of the Acquired Funds dated June 30, 2020.

The Acquired Funds’ Prospectus dated October 28, 2020 and Annual Report to Shareholders for the fiscal year ended June 30, 2020, containing audited financial statements, have been previously mailed to shareholders. Copies of these documents are available upon request and without charge by writing to the Trust or by calling 1-888-553-4233.

Because the Acquiring Funds have not yet commenced operations as of the date of this Proxy Statement, no annual or semi-annual reports are available for the Acquiring Funds at this time.

This Proxy Statement sets forth the basic information you should know before voting on the proposals. You should read it and keep it for future reference. Additional information is set forth in the Statement of Additional Information dated January 7, 2021, relating to this Proxy Statement, which is also incorporated by reference into this Proxy Statement. The Statement of Additional Information is available upon request and without charge by calling 1-888-553-4233. The Trust expects that this Proxy Statement will be mailed to shareholders on or about January 12, 2020.

Important Notice Regarding Availability of Proxy Materials for the Meeting to be Held on February 26, 2021. This Proxy Statement is available on the Internet at www.axsinvestments.com. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call 1-877-732-3612. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

Date: January 7, 2021

The shares offered by this Combined Proxy Statement and Prospectus are not deposits or obligations of any bank, and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Acquiring Fund involves investment risk, including the possible loss of principal.

Table of Contents

I.	Interim Agreements Background	5
A.	The Interim Investment Advisory Agreement	5
B.	Information About AXS	6
C.	The Interim Investment Sub-Advisory Agreement	6
D.	Information About Cognios Capital and Portfolio Managers	7
II.	Proposals 1 and 2 - To Approve the Agreement and Plan of Reorganization	9
A.	Overview	9
B.	Comparison Fee Tables and Examples	11
C.	The Funds’ Investment Objectives, Principal Investment Strategies and Risks	20
D.	Comparison of Investment Restrictions	33
E.	Comparison of Investment Advisory Agreements	35
F.	Comparison of Distribution, Shareholder Servicing, Purchase and Redemption Procedures, and Valuation Procedures	39
G.	Key Information about the Reorganization	47
H.	Additional Information about the Funds	55
III.	Voting Information	60
A.	General Information	60
B.	Method and Cost of Solicitation	62
C.	Right to Revoke Proxy	62
D.	Voting Securities and Principal Holders	62
E.	Interest of Certain Persons in the Transaction	64
IV.	Miscellaneous Information	65
A.	Other Business	65
B.	Next Meeting of Shareholders	65
C.	Legal Matters	65
D.	Independent Registered Public Accounting Firm	65
E.	Information Filed with the SEC	65

I.        Interim Agreements Background

A.       The Interim Investment Advisory Agreement

At a meeting held on October 20, 2020, the Board considered and approved the termination of the advisory agreement between Quantitative Value Technologies, LLC (d/b/a Cognios Capital) (“Cognios Capital”) and the Trust, on behalf of the Acquired Funds (the “Cognios Capital Advisory Agreement”), effective December 1, 2020. To avoid an interruption in investment advisory services for the Acquired Funds, the Board also approved, pursuant to Rule 15a-4 under the 1940 Act, the appointment of AXS Investments LLC (“AXS”) as investment advisor to the Acquired Funds under an interim investment advisory agreement (the “Interim Advisory Agreement”). Prior to December 1, 2020, Cognios Capital served as investment advisor to the Acquired Funds from the Funds’ inception. Rule 15a-4, in relevant part, permits the appointment of an investment adviser on an interim basis, without shareholder approval when such approval would otherwise be required, subject to certain conditions. The Interim Advisory Agreement is effective for 150 days (until April 30, 2021).

Under the Interim Advisory Agreement, AXS, subject to oversight by the Board, and in accordance with the investment objective, policies and limitations of the Acquired Funds, is responsible for the management and oversight of the Acquired Funds for the period and on such terms as set forth in the Interim Advisory Agreement. It is the responsibility of AXS to continuously review, supervise and administer the investment program of the Acquired Funds and to oversee the Acquired Funds’ investment sub-advisor, Cognios Capital. AXS provides the Trust with records concerning its activities, which the Trust is required to maintain, renders regular reports to the Trust’s officers and Board concerning the discharge of its responsibilities under the Interim Advisory Agreement, and pays all expenses involved in the performance of its duties.

Similar to the Cognios Capital Advisory Agreement, the Interim Advisory Agreement provides that AXS shall not be liable to the Acquired Funds or any shareholder for anything done or omitted by it in the course of or in connection with rendering services under the Interim Advisory Agreement, including, without limitation, for any error of judgment or mistake of law or for any losses that may be sustained in the purchase, holding, redemption or sale of securities on behalf of the Acquired Funds, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, gross negligence, or a reckless disregard of its obligations and duties imposed upon it by the Interim Advisory Agreement. This provision applies to AXS’ directors, officers, employees and other corporate agents, as well as to AXS itself. The Interim Advisory Agreement provides for termination automatically upon assignment, and at any time without penalty by either party or a vote of a majority of an Acquired Fund’s outstanding shares upon 10 days’ written notice.

The Interim Advisory Agreement is substantively similar to the Cognios Capital Advisory Agreement except for differences reflecting the requirements of Rule 15a-4, such as the date of execution, duration of the agreement, termination, and compensation conditions. Therefore, the Interim Advisory Agreement can only remain in effect for a period up to 150 days and all compensation earned thereunder must be held in an interest-bearing escrow account pending shareholder approval of the Interim Advisory Agreement. If shareholders do not approve the Reorganizations by the end of the 150 days, AXS will receive for its services during the interim period under the Interim Advisory Agreement the lesser of (i) the costs it incurred in performing such services (plus interest earned on that amount) or (ii) the amount in the escrow account (plus interest earned).

Pursuant to the Interim Advisory Agreement, for its services, AXS is entitled to receive an annual management fee as listed below, expressed as a percentage of each Acquired Fund’s average daily net assets.

Fund Name	Contractual Management Fee to Advisor (average daily net assets)
AXS Alternative Value Fund	0.65%
AXS Market Neutral Fund	1.40%

AXS has contractually agreed to waive all or a portion of its management fees and pay the Acquired Funds’ expenses in order to limit Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, taxes, interest expense, dividends on securities sold short and extraordinary expenses, Rule 12b-1 fees and any other class-specific expenses) to 0.85% and 1.45% of average daily net assets of the AXS Alternative Value Fund and the AXS Market Neutral Fund, respectively, through at least October 31, 2022. Subject to approval by the Acquired Fund’s Board of Trustees, any waiver or reimbursement under the expense limitation agreement is subject to repayment by an Acquired Fund within the three years following the date when the waiver or reimbursement occurred. Such reimbursement may be requested from an Acquired Fund if the reimbursement will not cause the Acquired Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. Only the Board of Trustees can terminate the contractual agreement before the expiration date.

B.       Information Regarding AXS

AXS, a Delaware limited liability company formed in October 2019, is registered as an investment advisor with the SEC and provides investment advice to open-end funds. As of December 29, 2020, AXS’ total assets under management were approximately $507 million. AXS is wholly owned by AXS Holdings LLC. AXS Holdings LLC is ultimately controlled by Gregory Bassuk. The names and principal occupations of the principal executive officers of AXS are listed below:

Name	Principal Occupation/Title
Gregory Bassuk	Chief Executive Officer
Russell Tencer	Chief Operating Officer
Mark Lacuesta	Chief Compliance Officer
AXS Holdings LLC	Member

The address for AXS, AXS Holdings LLC and the principal executive officers of AXS is 181 Westchester Avenue, Suite 402, Port Chester, New York 10573.

AXS does not serve as investment advisor to any other mutual fund which has investment objectives and principal investment strategies similar to those of the Acquired Funds.

C.       The Interim Investment Sub-Advisory Agreement

At a meeting held on October 20, 2020, the Board considered and approved the Interim Sub-Advisory Agreement pursuant to Rule 15a-4 which permits the appointment of an investment adviser on an interim basis, without shareholder approval when such approval would otherwise be required, subject to certain conditions. The Interim Sub-Advisory Agreement is effective for 150 days (until April 30, 2021).

Under the Interim Sub-Advisory Agreement, Cognios Capital, subject to oversight by AXS, and in accordance with the investment objective, policies and limitations of the Acquired Funds, is responsible for the day-to-day management of the Acquired Funds for the period and on such terms as set forth in the Interim Sub-Advisory Agreement. Cognios Capital provides AXS and the Trust with records concerning its activities, which the Trust is required to maintain, renders regular reports to the Trust’s officers and Board concerning the discharge of its responsibilities under the Interim Sub-Advisory Agreement, and pays all expenses involved in the performance of its duties.

The Interim Sub-Advisory Agreement provides that Cognios Capital shall not be liable to the Acquired Funds or any shareholder for anything done or omitted by it in the course of or in connection with rendering services under the Interim Sub-Advisory Agreement, including, without limitation, for any error of judgment or mistake of law or for any losses that may be sustained in the purchase, holding, redemption or sale of securities on behalf of the Acquired Funds, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, gross negligence, or a reckless disregard of its obligations and duties imposed upon it by the Interim Sub-Advisory Agreement. This provision applies to Cognios Capital’s directors, officers, employees and other corporate agents, as well as to Cognios Capital itself. The Interim Sub-Advisory Agreement provides for termination automatically upon assignment, and at any time without penalty by the either party, the Board, or a vote of a majority of an Acquired Fund’s outstanding shares upon 10 days’ written notice.

Similar to the Interim Advisory Agreement, the Interim Sub-Advisory Agreement can only remain in effect for a period up to 150 days and all compensation earned thereunder must be held in an interest-bearing escrow account pending shareholder approval of the Interim Sub-Advisory Agreement. If shareholders do not approve the Reorganization by the end of the 150 days, Cognios Capital will receive for its services during the interim period under the Interim Sub-Advisory Agreement the lesser of (i) the costs it incurred in performing such services (plus interest earned on that amount) or (ii) the amount in the escrow account (plus interest earned). AXS, not the Acquiring Funds, compensates Cognios Capital for its investment sub-advisory services. For its services as sub-advisor, Cognios Capital is entitled to receive an annual management fee as listed below, expressed as a percentage of each Acquired Fund’s average daily net assets.

Fund Name	Contractual Management Fee to Sub-Advisor (average daily net assets)
AXS Alternative Value Fund	0.30%
AXS Market Neutral Fund	0.30%

A discussion regarding the basis for the Board’s approval of the Interim Sub-Advisory Agreement will be available in the Funds’ Semi-Annual Report to shareholders dated as of December 31, 2020.

D.	Information Regarding Cognios Capital and Portfolio Managers

1.	Information about Cognios Capital

Quantitative Value Technologies, LLC doing business as Cognios Capital, is a Kansas limited liability company and is registered investment advisor with the SEC. Cognios Capital commenced operations in February 2020 and provides investment advice to open-end mutual funds. As of December 30, 2020, Cognios Capital’s total assets under management were approximately $130 million. Cognios Capital is controlled by Jonathan C. Angrist and Brian J. Machtley.

The names and principal occupations of the principal executive officers of Cognios Capital are listed below:

Name	Principal Occupation/Title
Jonathan C. Angrist	Chief Executive Officer and Chief Investment Officer
Brian J. Machtley	Chief Operating Officer
Matthew A. Swendiman	Chief Compliance Officer

The address for Cognios Capital and the principal executive officers of Cognios Capital is 7900 College Boulevard, Suite 124, Overland Park, Kansas 66210.

Cognios Capital does not serve as investment advisor to any other mutual fund which has investment objectives and principal investment strategies similar to those of the Acquired Funds.

2.	Portfolio Managers

Jonathan C. Angrist and Brian J. Machtley are the portfolio managers for the Acquired Funds. If the Reorganizations are approved by shareholders of the Acquired Funds, Messrs. Angrist and Machtley will continue to be jointly and primarily responsible for the day-to-day management of the Acquiring Funds.

Jonathan C. Angrist is co-founder of Quantitative Value Technologies, LLC (d/b/a Cognios Capital). Prior to Quantitative Technologies, he was a co-founder and portfolio manager at Cognios Capital, LLC (founded in 2008) and was its President and Chief Investment Officer. Mr. Angrist was also the Chief Investment Officer for Brandmeyer Enterprises, a Single Family Office (from 2010 – 2019). Prior to this, Mr. Angrist was a Portfolio Manager at Helzberg Angrist Capital, LLC, an investment manager (from 2005 – 2008), a Portfolio Manager for the Buffalo Funds, a mutual fund company (from 2004 – 2005), and a Principal with Harvest Partners, Inc., a private equity and leveraged buyout firm (from 1997 – 2003). Mr. Angrist received an MBA and a B.S. (Summa Cum Laude and Phi Beta Kappa) from Tulane University.

Brian J. Machtley is co-founder of Quantitative Value Technologies, LLC (d/b/a Cognios Capital). Prior to Quantitative Technologies, he was a co-founder and portfolio manager at Cognios Capital, LLC (founded in 2008) and was its Executive Vice President. Mr. Machtley was also a Managing Director at Brandmeyer Enterprises, a Single Family Office (from 2010-2019). Prior to this, Mr. Machtley was a Senior Analyst at Helzberg Angrist Capital, LLC, an investment manager (from 2007 – 2008), an Associate Portfolio Manager at the Discovery Group, a hedge fund company (from 2003 – 2007), and an Analyst at Houlihan Lokey, a global investment bank (from 2001 – 2003). Mr. Machtley received his B.S. in Business Administration with majors in Finance and Economics from Drake University.

The Acquired Funds’ SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Acquired Funds.

II.       Proposals 1 and 2 - To Approve the Agreement and Plan of Reorganization

A.       Overview

Based in part on the recommendation of AXS, the investment advisor for the Acquired Funds, the Board has called the Special Meeting to ask shareholders of each Acquired fund to consider and vote on the proposed reorganizations (each, a “Reorganization” and together, the “Reorganizations”) of the Acquired Fund into a corresponding Acquiring Fund, a new series of IMST II (the Acquired Funds and Acquiring Funds are each sometimes referred to below as a “Fund” and, collectively, as the “Funds”). The Board considered and approved each Reorganization at a meeting held on October 20, 2020 and by follow-up written consent, subject to the approval of applicable Acquired Fund’s shareholders.

The Acquired Funds currently operate as separate series of the Trust. As discussed in more detail below, AXS has recommended that each of the Acquired Funds be reconstituted as a series of IMST II. In order to reconstitute each Acquired Fund under the IMST II umbrella, a similar corresponding fund, referred to as an “Acquiring Fund,” has been created as a new series of IMST II. If shareholders approve the Reorganization of an Acquired Fund, then all of the assets and liabilities of the Acquired Fund will be acquired by the corresponding Acquiring Fund and your shares of the Acquired Fund will be converted into shares of the Acquiring Fund.

The investment objectives of each Acquired Fund and its corresponding Acquiring Fund are the same. The strategies and policies of each Acquired Fund and its corresponding Acquiring Fund are similar but not identical, as described in more detail below. After the Reorganization of the Acquired Funds, AXS will serve as the Acquiring Funds’ investment advisor and Cognios Capital will serve as the Acquiring Funds’ investment sub-advisor.

The Trust is a multiple series trust that offers a number of portfolios managed by separate investment advisors and/or sub-advisors. IMST II is a multiple series trust that offers a number of portfolios managed by separate investment advisors and/or sub-advisors. IMST II is not affiliated with the Trust, Cognios Capital, or AXS. The Trust and IMST II have different Boards of Trustees. Custody, administration, accounting, transfer agency, and distribution services (“Third Party Service Arrangements”) are provided to the Trust and IMST II by the following entities:

	Trust	IMST II
Administrator	M3Sixty Administration, LLC 4300 Shawnee Mission Pkwy, Suite 100 Fairway, Kansas 66205	Mutual Fund Administration, LLC 2220 E. Route 66, Suite 226 Glendora, California 91740 UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, Wisconsin 53212
Distributor	ALPS Distributors, Inc. 1290 Broadway, Suite 1100 Denver, Colorado 80203	IMST Distributors, LLC* Three Canal Plaza, Suite 100 Portland, Maine 04101
Transfer Agent	M3Sixty Administration, LLC 4300 Shawnee Mission Pkwy, Suite 100 Fairway, Kansas 66205	UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, Wisconsin 53212
Independent Registered Public Accounting Firm	BBD, LLP 1835 Market Street, 3rd Floor Philadelphia, PA 19103	Tait, Weller & Baker LLP Two Liberty Place 50 South 16th Street, Suite 2900 Philadelphia, Pennsylvania 19102
Custodian	MUFG Union Bank®, N.A. 350 California Street, Suite 2018 San Francisco, CA 94104	UMB Bank, n.a. 928 Grand Boulevard, 5th Floor Kansas City, Missouri 64106

*	IMST Distributors, LLC is a wholly owned subsidiary of Foreside Fund Services, LLC.

The Trust believes that each Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). The closing of each Reorganization is conditioned upon the receipt by IMST II and the Trust of an opinion to such effect from tax counsel to IMST II. If a Reorganization so qualifies, the applicable Acquired Fund and its shareholders generally will not recognize any gain or loss for federal income tax purposes on the transfer of its assets, the assumption of its liabilities, and its distribution of the applicable Acquiring Fund’s shares in the Reorganization.

Furthermore, the Acquired Funds will not pay for the costs of the Reorganizations and the Special Meeting. Mutual Fund Administration, LLC (“MFAC”) and UMB Fund Services, Inc. (“UMBFS”) will bear the costs associated with the Reorganizations, Special Meeting, and solicitation of proxies, including the expenses associated with preparing and filing the registration statement that includes this Proxy Statement and the cost of copying, printing, and mailing proxy materials. In addition to solicitations by mail, Cognios Capital and AXS also may solicit proxies, without special compensation, by telephone or otherwise. MFAC and UMBFS will pay the expenses associated with the Reorganizations regardless of whether the Reorganizations occurs. The Acquired Funds and the Acquiring Funds will not bear any of the expenses in connection with the Reorganizations.

AXS has recommended the Reorganization of each Acquired Fund into the corresponding series of IMST II. AXS currently manages other series of IMST II and desires to bring the Acquired Funds within the structure of IMST II. AXS believes the Acquired Funds and their shareholders will benefit from reorganizing into IMST II. In particular, AXS believes the Acquired Funds may experience economies of scale from becoming part of a larger fund complex. In addition, AXS believes reorganizing into IMST II may provide the Acquired Funds with enhanced distribution opportunities that may provide the potential to increase each Acquired Fund’s assets in the future, which could potentially add size and scale, and result in decreased operating expenses over the long term.

The Board of the Trust, including a majority of the Trustees who are not interested persons of the Acquired Funds, believes that the terms of the Reorganizations are fair and reasonable and that the interests of existing shareholders of the Acquired Funds will not be diluted as a result of the proposed Reorganizations. In approving each Reorganization, the Board considered, among other things: (i) the terms of the Reorganization, including the anticipated tax-free nature of the transaction for each Acquired Fund and its shareholders, and that the Reorganization of each Acquired Fund was expected to constitute a “reorganization” within the meaning of Section 368(a) of the Code; (ii) that the investment objective, principal investment strategies, policies and risks of each Acquired Fund were the same or substantially similar as those of its corresponding Acquiring Fund; (iii) that the portfolio managers of the Acquired Funds will continue as portfolio managers of the Acquiring Funds; (iv) that the advisory fees to be paid to AXS by the Acquiring Funds would not change from the fees paid to AXS under the Interim Advisory Agreement with the Acquired Funds; (v) that the sub-advisory fees to be paid to Cognios Capital would be paid by AXS and not the Acquiring Funds; (vi) that the total operating expenses of the Acquiring Funds before waivers would be lower than the total annual fund operating expenses of the Acquired Funds before waivers; (vii) that AXS had agreed, for a period of two years from the date of the Reorganization, to maintain an expense limit for each Acquiring Fund that will have the same economic effect as the expense limit currently in place for the corresponding Acquired Fund; (viii) the qualifications and experience of the Acquiring Funds’ new service providers upon reorganization; (ix) that each Reorganization would not result in the dilution of shareholders’ interests; (x) that each Reorganization will be submitted to the shareholders of the applicable Acquired Fund for approval; (xi) that shareholders of each Acquired Fund who do not wish to become shareholders of the corresponding Acquiring Fund may redeem their Acquired Fund shares before the Reorganization; and (xii) that each Reorganization was recommended by AXS, the Acquired Funds’ current advisor, and AXS’ belief that a transition of the Acquired Funds to a new trust could benefit each Acquired Fund and its shareholders.

Based on AXS’ recommendation, the Board approved the solicitation of the shareholders of each Acquired Fund to vote on the Reorganization Agreement with respect to their Acquired Fund, the form of which is attached to this Proxy Statement in Appendix C.

B.       Comparison Fee Tables and Examples

The following shows the actual fees and expenses for each Acquired Fund based on the Acquired Fund’s assets as of its annual period ended June 30, 2020 as well as the pro-forma expenses of the Acquiring Fund following the Reorganization. As the Acquiring Funds have not yet commenced operations as of the date of this Proxy Statement, the “Other Expenses” shown for the Acquiring Funds are estimates.

AXS Alternative Value Fund (Acquired Fund)

AXS Alternative Value Fund (Acquiring Fund)

		Acquired Fund Investor Class Shares		Acquiring Fund Investor Class Shares (Pro Forma)
Shareholder Fees (fees paid directly from your investment)
Redemption fee if redeemed within 30 days of purchase (as a percentage of amount redeemed)		None		1.00%
Wire fee		None		$20
Overnight check delivery fee		None		$25
Retirement account fees (annual maintenance fee)		None		$15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees		0.65%		0.65%
Distribution (Rule 12b-1) fee		0.25%		0.25%
Other expenses[1]		1.97%		1.75%
Interest expense	0.92%		0.92%
All other expenses	1.05%		0.83%
Total annual fund operating expenses		2.87%		2.65%
Fee waivers and expense reimbursement[2,3]		(0.85)%		(0.63)%
Total annual fund operating expenses after fee waivers and expense reimbursement[2,3]		2.02%		2.02%

(1)	“Other Expenses” for the Acquiring Fund have been estimated for the current fiscal year. Actual expenses may differ from estimates.

(2)

The Acquired Fund’s advisor, AXS, has entered into an Interim Expense Limitation Agreement with the Acquired Fund under which it has agreed to waive its fees or reimburse other expenses of the Acquired Fund, if necessary, in an amount that limits the Acquired Fund’s annual operating expenses (exclusive of interest, borrowing expenses, distribution fees pursuant to Rule 12b-1 plans, taxes, acquired fund fees and expenses, brokerage fees and commissions, dividend expenses on short sales, litigation expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Acquired Fund’s business) to not more than 0.85% through at least October 31, 2022. Subject to approval by the Acquired Fund’s Board, any waiver under the Expense Limitation Agreement is subject to repayment by the Acquired Fund within the three years following the date when the waiver or reimbursement occurred, if the Acquired Fund is able to make the payment without exceeding the expense limitation in place at the time of the waiver or reimbursement. Only the Board of Trustees can terminate the contractual agreement before the expiration date.

(3)	The Acquiring Fund’s advisor, AXS, has contractually agreed to waive its fees and/or pay for operating expenses of the Acquiring Fund to ensure that total annual fund operating expenses (excluding, as applicable, taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses (such as litigation expenses) do not exceed 1.10% of the average daily net assets of Investor Class shares of the Acquiring Fund. This agreement is effective for a two-year period from the date of the Reorganization and it may be terminated before that date only by IMST II’s Board of Trustees. AXS is permitted to seek reimbursement from the Acquiring Fund, subject to certain limitations, of fees waived or payments made by AXS to the Acquiring Fund for a period ending three years after the date of the waiver or payment. Similarly, the Acquired Fund’s former advisor, Cognios Capital, is permitted to seek reimbursement from the Acquiring Fund, subject to certain limitations, of fees waived or payments made by Cognios Capital or Cognios Capital, LLC to the Acquired Fund prior to the Reorganization, for a period ending three years after the date of the waiver or payment. As of June 30, 2020, the amount of previously waived fees and expenses reimbursed by Cognios Capital or Cognios Capital, LLC to the Cognios Large Cap Value Fund and eligible for recoupment by Cognios Capital is $537,922. In each case, such reimbursement may be requested from the Acquiring Fund if the reimbursement will not cause the Acquiring Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. Reimbursements of fees waived or payments made will be made on a “first in, first out” basis so that the oldest fees waived or payments are satisfied first. Any reimbursement of fees waived or payments made by Cognios Capital to the Acquired Fund prior to the Reorganization must be approved by the IMST II Board.

		Acquired Fund Institutional Class Shares		Acquiring Fund Class I Shares (Pro Forma)
Shareholder Fees (fees paid directly from your investment)
Redemption fee if redeemed within 30 days of purchase (as a percentage of amount redeemed)		None		1.00%
Wire fee		None		$20
Overnight check delivery fee		None		$25
Retirement account fees (annual maintenance fee)		None		$15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees		0.65%		0.65%
Distribution (Rule 12b-1) fee		None		None
Other expenses[1]		1.97%		1.75%
Interest expense	0.92%		0.92%
All other expenses	1.05%		0.83%
Total annual fund operating expenses		2.62%		2.40%
Fee waivers and expense reimbursement[2,3]		(0.85)%		(0.63)%
Total annual fund operating expenses after fee waivers and expense reimbursement2.3		1.77%		1.77%

(1)	“Other Expenses” for the Acquiring Fund have been estimated for the current fiscal year. Actual expenses may differ from estimates.

(2)

The Acquired Fund’s advisor, AXS, has entered into an Interim Expense Limitation Agreement with the Acquired Fund under which it has agreed to waive its fees or reimburse other expenses of the Acquired Fund, if necessary, in an amount that limits the Acquired Fund’s annual operating expenses (exclusive of interest, borrowing expenses, distribution fees pursuant to Rule 12b-1 plans, taxes, acquired fund fees and expenses, brokerage fees and commissions, dividend expenses on short sales, litigation expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Acquired Fund’s business) to not more than 0.85% through at least October 31, 2022. Subject to approval by the Acquired Fund’s Board, any waiver under the Expense Limitation Agreement is subject to repayment by the Acquired Fund within the three years following the date when the waiver or reimbursement occurred, if the Acquired Fund is able to make the payment without exceeding the expense limitation in place at the time of the waiver or reimbursement. Only the Board of Trustees can terminate the contractual agreement before the expiration date.

(3)	The Acquiring Fund’s advisor, AXS, has contractually agreed to waive its fees and/or pay for operating expenses of the Acquiring Fund to ensure that total annual fund operating expenses (excluding, as applicable, taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses (such as litigation expenses) do not exceed 0.85% of the average daily net assets of Institutional Class shares of the Acquiring Fund. This agreement is effective for a two-year period from the date of the Reorganization and it may be terminated before that date only by IMST II’s Board of Trustees. AXS is permitted to seek reimbursement from the Acquiring Fund, subject to certain limitations, of fees waived or payments made by AXS to the Acquiring Fund for a period ending three years after the date of the waiver or payment. Similarly, the Acquired Fund’s former advisor, Cognios Capital, is permitted to seek reimbursement from the Acquiring Fund, subject to certain limitations, of fees waived or payments made by Cognios Capital or Cognios Capital, LLC to the Acquired Fund prior to the Reorganization, for a period ending three years after the date of the waiver or payment. As of June 30, 2020, the amount of previously waived fees and expenses reimbursed by Cognios Capital or Cognios Capital, LLC to the Cognios Large Cap Value Fund and eligible for recoupment by Cognios Capital is $537,922. In each case, such reimbursement may be requested from the Acquiring Fund if the reimbursement will not cause the Acquiring Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. Reimbursements of fees waived or payments made will be made on a “first in, first out” basis so that the oldest fees waived or payments are satisfied first. Any reimbursement of fees waived or payments made by Cognios Capital to the Acquired Fund prior to the Reorganization must be approved by the IMST II Board.

AXS Market Neutral Fund (Acquired Fund)

AXS Market Neutral Fund (Acquiring Fund)

		Acquired Fund Investor Class Shares		Acquiring Fund Investor Class Shares (Pro Forma)
Shareholder Fees (fees paid directly from your investment)
Redemption fee if redeemed within 30 days of purchase (as a percentage of amount redeemed)		None		1.00%
Wire fee		None		$20
Overnight check delivery fee		None		$25
Retirement account fees (annual maintenance fee)		None		$15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees		1.40%		1.40%
Distribution (Rule 12b-1) fee		0.25%		0.25%
Other expenses[1]		3.22%		3.04%
Dividend expense, borrowing costs and brokerage expenses on securities sold short	2.64%		2.64%
All other expenses (includes 0.01% of acquired fund fees and expenses)	0.58%		0.40%
Total annual fund operating expenses		4.87%		4.69%
Fee waivers and expense reimbursement[2,3]		(0.52)%		(0.34)%
Total annual fund operating expenses after fee waivers and expense reimbursement[2,3,4]		4.35%		4.35%

(1)	“Other Expenses” for the Acquiring Fund have been estimated for the current fiscal year. Actual expenses may differ from estimates.

(2)	The Total Annual Fund Operating Expenses for the Acquired Fund will not agree with the ratio of expenses to average net assets in the Acquired Fund’s Financial Highlights, as the Financial Highlights reflect actual direct operating expenses of the Acquired Fund and do not include acquired fund fees and expenses (“AFFE”).

(3)

The Acquired Fund’s advisor, AXS, has entered into an Interim Expense Limitation Agreement with the Acquired Fund under which it has agreed to waive its fees or reimburse other expenses of the Acquired Fund, if necessary, in an amount that limits the Acquired Fund’s annual operating expenses (exclusive of interest, borrowing expenses, distribution fees pursuant to Rule 12b-1 plans, taxes, acquired fund fees and expenses, brokerage fees and commissions, dividend expenses on short sales, litigation expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Acquired Fund’s business) to not more than 1.45% through at least October 31, 2022. Subject to approval by the Acquired Fund’s Board, any waiver under the Expense Limitation Agreement is subject to repayment by the Acquired Fund within the three years following the date when the waiver or reimbursement occurred, if the Acquired Fund is able to make the payment without exceeding the expense limitation in place at the time of the waiver or reimbursement. Only the Board of Trustees can terminate the contractual agreement before the expiration date.

(4)	The Acquiring Fund’s advisor, AXS, has contractually agreed to waive its fees and/or pay for operating expenses of the Acquiring Fund to ensure that total annual fund operating expenses (excluding, as applicable, taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, AFFE (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses (such as litigation expenses) do not exceed 1.70% of the average daily net assets of Investor Class shares of the Acquiring Fund. This agreement is effective for a two-year period from the date of the Reorganization and it may be terminated before that date only by IMST II’s Board of Trustees. AXS is permitted to seek reimbursement from the Acquiring Fund, subject to certain limitations, of fees waived or payments made by AXS to the Acquiring Fund for a period ending three years after the date of the waiver or payment. Similarly, the Acquired Fund’s former advisor, Cognios Capital, is permitted to seek reimbursement from the Acquiring Fund, subject to certain limitations, of fees waived or payments made by Cognios Capital or Cognios Capital, LLC to the Acquired Fund prior to the Reorganization, for a period ending three years after the date of the waiver or payment. As of June 30, 2020, the amount of previously waived fees and expenses reimbursed by Cognios Capital or Cognios Capital, LLC to the Cognios Market Neutral Large Cap Fund and eligible for recoupment by Cognios Capital is $720,691. In each case, such reimbursement may be requested from the Acquiring Fund if the reimbursement will not cause the Acquiring Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. Reimbursements of fees waived or payments made will be made on a “first in, first out” basis so that the oldest fees waived or payments are satisfied first. Any reimbursement of fees waived or payments made by Cognios Capital to the Acquired Fund prior to the Reorganization must be approved by the IMST II Board.

		Acquired Fund Institutional Class Shares		Acquiring Fund Class I Shares (Pro Forma)
Shareholder Fees (fees paid directly from your investment)
Redemption fee if redeemed within 30 days of purchase (as a percentage of amount redeemed)		None		1.00%
Wire fee		None		$20
Overnight check delivery fee		None		$25
Retirement account fees (annual maintenance fee)		None		$15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees		1.40%		1.40%
Distribution (Rule 12b-1) fee		None		None
Other expenses[1]		3.22%		3.04%
Dividend expense, borrowing costs and brokerage expenses on securities sold short	2.64%		2.64%
All other expenses (includes 0.01% of acquired fund fees and expenses)	0.58%		0.40%
Total annual fund operating expenses		4.62%		4.44%
Fee waivers and expense reimbursement[2,3]		(0.52)%		(0.34)%
Total annual fund operating expenses after fee waivers and expense reimbursement[2,3,4]		4.10%		4.10%

(1)	“Other Expenses” for the Acquiring Fund have been estimated for the current fiscal year. Actual expenses may differ from estimates.

(2)	The Total Annual Fund Operating Expenses for the Acquired Fund will not agree with the ratio of expenses to average net assets in the Acquired Fund’s Financial Highlights, as the Financial Highlights reflect actual direct operating expenses of the Acquired Fund and do not include acquired fund fees and expenses (“AFFE”).

(3)

The Acquired Fund’s advisor, AXS, has entered into an Interim Expense Limitation Agreement with the Acquired Fund under which it has agreed to waive its fees or reimburse other expenses of the Acquired Fund, if necessary, in an amount that limits the Acquired Fund’s annual operating expenses (exclusive of interest, borrowing expenses, distribution fees pursuant to Rule 12b-1 plans, taxes, acquired fund fees and expenses, brokerage fees and commissions, dividend expenses on short sales, litigation expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Acquired Fund’s business) to not more than 1.45% through at least October 31, 2022. Subject to approval by the Acquired Fund’s Board, any waiver under the Expense Limitation Agreement is subject to repayment by the Acquired Fund within the three years following the date when the waiver or reimbursement occurred, if the Acquired Fund is able to make the payment without exceeding the expense limitation in place at the time of the waiver or reimbursement. Only the Board of Trustees can terminate the contractual agreement before the expiration date.

(4)	The Acquiring Fund’s advisor, AXS, has contractually agreed to waive its fees and/or pay for operating expenses of the Acquiring Fund to ensure that total annual fund operating expenses (excluding, as applicable, taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, AFFE (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses (such as litigation expenses) do not exceed 1.45% of the average daily net assets of Investor Class shares of the Acquiring Fund. This agreement is effective for a two-year period from the date of the Reorganization and it may be terminated before that date only by IMST II’s Board of Trustees. AXS is permitted to seek reimbursement from the Acquiring Fund, subject to certain limitations, of fees waived or payments made by AXS to the Acquiring Fund for a period ending three years after the date of the waiver or payment. Similarly, the Acquired Fund’s former advisor, Cognios Capital, is permitted to seek reimbursement from the Acquiring Fund, subject to certain limitations, of fees waived or payments made by Cognios Capital or Cognios Capital, LLC to the Acquired Fund prior to the Reorganization, for a period ending three years after the date of the waiver or payment. As of June 30, 2020, the amount of previously waived fees and expenses reimbursed by Cognios Capital or Cognios Capital, LLC to the Cognios Market Neutral Large Cap Fund and eligible for recoupment by Cognios Capital is $720,691. In each case, such reimbursement may be requested from the Acquiring Fund if the reimbursement will not cause the Acquiring Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. Reimbursements of fees waived or payments made will be made on a “first in, first out” basis so that the oldest fees waived or payments are satisfied first. Any reimbursement of fees waived or payments made by Cognios Capital to the Acquired Fund prior to the Reorganization must be approved by the IMST II Board.

Example

The Example below is intended to help you compare the cost of investing in each Acquired Fund with the cost of investing in the corresponding Acquiring Fund on a pro forma basis. The Example assumes that you invest $10,000 in a Fund and then redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% annual return, that each Fund’s Total Annual Fund Operating Expenses remain as stated in the previous table and that distributions are reinvested. The Example for the Acquired Fund and Acquiring Fund reflects the Acquired Fund’s and Acquiring Fund’s contractual fee waiver and/or expense reimbursement for the term of the contractual fee waiver and/or expense reimbursement. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows, if you redeem your shares:

AXS Alternative Value Fund	One Year	Three Years	Five Years	Ten Years
Acquired Fund – Investor Class Shares	$205	$809	$1,439	$3,134
Acquiring Fund – Investor Class Shares (Pro forma)	$205	$700	$1,289	$2,887
Acquired Fund – Institutional Class Shares	$180	$734	$1,314	$2,891
Acquiring Fund - Class I Shares (Pro forma)	$180	$625	$1,163	$2,637

AXS Market Neutral Fund	One Year	Three Years	Five Years	Ten Years
Acquired Fund – Investor Class Shares	$436	$1,418	$2,402	$4,874
Acquiring Fund – Investor Class Shares (Pro forma)	$436	$1,352	$2,308	$4,724
Acquired Fund – Institutional Class Shares	$412	$1,348	$2,291	$4,680
Acquiring Fund - Class I Shares (Pro forma)	$412	$1,281	$2,195	$4,526

C.       The Funds’ Investment Objectives, Principal Investment Strategies and Risks

The investment objectives of each Acquired Fund and the corresponding Acquiring Fund are the same. The principal strategies and risks and the investment limitations and restrictions of each Acquired Fund and the corresponding Acquiring Fund are substantially similar. Each Fund’s investment objective, principal investment strategies and risks, as well as each Fund’s investment limitations and restrictions, are discussed in more detail below.

Comparison of Investment Objectives

The investment objective of each Acquired Fund and the corresponding Acquiring Fund are identical. Each Fund’s investment objective is non-fundamental and may be changed by the respective Board of Trustees without shareholder approval, upon at least 60 days’ prior written notice to shareholders.

Acquired/ Acquiring Fund	Investment Objective
AXS Alternative Value Fund/ AXS Alternative Value Fund	Seeks long-term growth of capital
AXS Market Neutral Fund/ AXS Market Neutral Fund	Seeks long-term growth of capital independent of stock market direction.

Comparison of Principal Investment Strategies

Each Fund seeks to achieve its investment objective by using the principal investment strategies described below. The principal strategies of each Acquired Fund are similar to those of the corresponding Acquiring Fund but they are not identical, as described in more detail below.

AXS Alternative Value Fund: The primary differences in the Funds’ principal investment strategies is that the Acquired Fund’s principal investment strategies include a policy to invest at least 80% of its assets in securities of large cap companies as defined by the S&P 500 Index. The Acquiring Fund does not have such a policy. In addition, unlike the Acquired Fund the Acquiring Fund’s principal investment strategy includes the ability to invest in equity securities in non-U.S. markets and U.S. government securities, either directly or indirectly through exchange-traded funds (“ETFs”), exchange-traded notes (“ETNs”) and mutual funds.

Acquired Fund	Acquiring Fund
AXS Alternative Value Fund	AXS Alternative Value Fund

The Acquired Fund seeks to achieve its investment objective by purchasing equity securities of U.S. companies that the Fund’s sub-advisor, Quantitative Value Technologies, LLC d/b/a Cognios Capital (“Cognios Capital” or the “Sub-Advisor”) believes are undervalued and likely to appreciate. The Acquired Fund generally seeks to purchase large capitalization U.S. equity common stocks of companies that are constituents of the S&P 500® Index. It may invest across different industries and sectors. Under normal circumstances, the Acquired Fund invests at least 80% of its assets in securities of large capitalization companies as defined by the S&P 500® Index. As of September 30, 2020, the S&P 500® Index includes U.S. companies with a market capitalization greater than $8.2 billion.

The Acquiring Fund seeks to achieve its investment objective by purchasing equity securities of U.S. companies that the Fund’s sub-advisor, Quantitative Value Technologies, LLC d/b/a Cognios Capital (“Cognios Capital” or the “Sub-Advisor”) believes are undervalued and likely to appreciate. The Acquiring Fund generally seeks to purchase common stocks of companies that are constituents of the S&P 500® Index. The Acquiring Fund may invest across different industries and sectors. While the Fund emphasizes investments in U.S. large capitalization equity securities, the Fund may invest in equity securities in non-U.S. markets and U.S. government securities, either directly or indirectly through ETFs, ETNs and mutual funds.

Acquired Fund	Acquired Fund
AXS Alternative Value Fund	AXS Alternative Value Fund

The Acquired Fund may use borrowings for investment purposes. In determining when and to what extent to employ borrowing (i.e., leverage), the Sub-Advisor will consider factors such as the relative risks and returns expected from the portfolio as a whole and the costs of such transactions. Borrowings may be structured as secured or unsecured loans, and may have fixed or variable interest rates. The Acquired Fund may borrow to the maximum amount permitted under the Investment Company Act of 1940. The Acquired Fund will only engage in borrowing when the Sub-Advisor believes the return from the additional investments will be greater than the costs associated with the borrowing.

The Sub-Advisor selects securities for purchase using its proprietary ROTA/ROME® investment selection and portfolio construction methodology. ROTA/ROME® focuses on a company’s Return on Total Assets (“ROTA”) and Return on Market Value of Equity (“ROME”) in order to identify companies whose per share intrinsic value has diverged significantly from the current market price of its stock.

ROTA, or Return on Total Assets, measures the profits that a company has earned on the capital invested in the business. The portfolio managers believe that companies with higher ROTAs are more attractive investment opportunities than companies with lower ROTAs because a business that has a high ROTA and can maintain that high ROTA over long periods of time most likely has some sort of competitive advantage in the marketplace that gives it an edge over its competition.

ROME, or Return on Market Value of Equity, divides a company’s profits by its current stock price. This “profit yield” is similar in concept to a bond’s “yield.” Like a bond yield, a higher ROME yield generally means that a stock price is lower and cheaper. Similarly, a low ROME yield means the stock price is higher and thus more expensive.

The Sub-Advisor use these two metrics together to determine if a particular stock is an attractive business (i.e., ROTA) and whether that stock is cheap or expensive (i.e., ROME).

The Acquiring Fund may use borrowings for investment purposes. In determining when and to what extent to employ borrowing (i.e., leverage), the Sub-Advisor will consider factors such as the relative risks and returns expected from the portfolio as a whole and the costs of such transactions. Borrowings may be structured as secured or unsecured loans, and may have fixed or variable interest rates. The Acquiring Fund may borrow to the maximum extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”). The Acquiring Fund will only engage in borrowing when the Sub-Advisor believes the return from the additional investments will be greater than the costs associated with the borrowing.

The Sub-Advisor selects securities for purchase and sale using its proprietary ROTA/ROME® investment selection and portfolio construction methodology. ROTA/ROME® focuses on a company’s Return on Total Assets (“ROTA”) and Return on Market Value of Equity (“ROME”) in order to identify companies whose per share intrinsic value has diverged significantly from the current market price of its stock.

ROTA, or Return on Total Assets, measures the profits that a company has earned on the capital invested in the business. The Sub-Advisor believes that companies with higher ROTAs are more attractive investment opportunities than companies with lower ROTAs because a business that has a high ROTA and can maintain that high ROTA over long periods of time most likely has a competitive advantage in the marketplace that gives it an edge over its competition.

ROME, or Return on Market Value of Equity, divides a company’s profits by its current stock price. This “profit yield” is similar in concept to a bond’s “yield.” Like a bond yield, a higher ROME yield generally means that a company’s stock price is lower and cheaper than that of other companies. Similarly, a low ROME yield means the company’s stock price is higher and thus more expensive than that of other companies.

The Sub-Advisor use these two metrics to determine if a particular company is an attractive business (i.e., ROTA) and whether the company’s stock is cheap or expensive (i.e., ROME).

AXS Market Neutral Fund: The primary differences in the Funds’ principal investment strategies is that the Acquired Fund’s principal investment strategies include a policy to invest at least 80% of its assets in securities of large cap companies as defined by the S&P 500 Index. The Acquiring Fund does not have such a policy.

Acquired Fund	Acquiring Fund
AXS Market Neutral Fund	AXS Market Neutral Fund

The Acquired Fund seeks to achieve its investment objective by balancing “long” and “short” positions. To do this, the Acquired Fund will buy (take long positions in) equity securities of U.S. companies that Quantitative Value Technologies, LLC d/b/a Cognios Capital (the “Cognios Capital” or the “Sub-Advisor”) believes are undervalued and more likely to appreciate and, at the same time, borrow and then sell (take short positions in) equity securities of U.S. companies that the Sub-Advisor believes are likely to underperform the long positions over time. The Acquired Fund generally seeks to purchase and sell short large capitalization U.S. equity common stocks of companies that are constituents of the S&P 500® Index. The Acquired Fund may invest across different industries and sectors. Under normal circumstances the Acquired Fund invests at least 80% of its assets (defined as net assets plus borrowings for investment purposes) in securities of large cap companies as defined by the S&P 500® Index. It may also invest up to 20% in issuers of any size.

When the Acquired Fund takes a long position, it purchases a stock outright. The Acquired Fund increases in value when the market price of the stock exceeds the cost per share to acquire the stock. In addition, the Acquired Fund will earn dividend income when dividends are paid on stocks owned by the Acquired Fund. When the Acquired takes a short position, it sells at the current market price a stock it does not own but has borrowed in anticipation that the market price of the stock will decline or underperform the positions in the long book. To complete, or close out, the short sale transaction, the Acquired Fund buys the same stock in the market at a later date and returns it to the lender. The Acquired Fund will make money if the market price of the borrowed stock goes down further than the borrowing costs, including dividend expenses when stocks held short pay dividends, and the Acquired Fund is able to replace the borrowed stock. While it is not guaranteed, the Advisor expects that dividend income will exceed dividend expense on an annual basis. Alternatively, if the price of the stock goes up after the short sale and before the short position is closed, the Acquired Fund will lose money on that position because it will have to pay more to replace the borrowed stock than the Acquired Fund received when the Acquired Fund sold the stock short. Under normal circumstances, the Acquired Fund intends to generally remain “market neutral” on a “Beta-adjusted basis” most of the time.

The Acquiring Fund seeks to achieve its investment objective by balancing “long” and “short” positions. To do this, the Acquiring Fund will buy (take long positions in) equity securities of U.S. companies that the Fund’s sub-advisor, Quantitative Value Technologies, LLC d/b/a Cognios Capital (“Cognios Capital” or the “Sub-Advisor”) believes are undervalued and more likely to appreciate and, at the same time, borrow and then sell (take short positions in) equity securities of U.S. companies that the Sub-Advisor believes are likely to underperform the long positions over time. The Acquiring Fund generally seeks to purchase and sell short common stock of companies that are constituents of the S&P 500® Index. The Acquiring Fund may invest across different industries and sectors. The Fund may also invest in securities of issuers of any size.

When the Acquiring Fund takes a long position, it purchases a stock outright. The Acquiring Fund increases in value when the market price of the stock exceeds the cost per share to acquire the stock. In addition, the Acquiring Fund will earn dividend income when dividends are paid on stocks owned by the Acquiring Fund. When the Acquiring Fund takes a short position, it sells at the current market price a stock it does not own but has borrowed in anticipation that the market price of the stock will decline or underperform the positions in the long portfolio. To complete, or close out, the short sale transaction, the Acquiring Fund buys the same stock in the market at a later date and returns it to the lender. The Acquiring Fund will make money if the market price of the borrowed stock goes down further than the borrowing costs, including dividend expenses when stocks held short pay dividends, and the Acquiring Fund is able to replace the borrowed stock. While it is not guaranteed, the Sub-Advisor expects that dividend income will exceed dividend expense on an annual basis. Alternatively, if the price of the stock goes up after the short sale and before the short position is closed, the Acquiring Fund will lose money on that position because it will have to pay more to replace the borrowed stock than the Acquiring Fund received when the Acquiring Fund sold the stock short.

Under normal circumstances, the Acquiring Fund intends to generally remain “market neutral” on a “Beta-adjusted basis.” As used here, Beta is a statistical measure of the sensitivity of a company’s stock price to the movement of a broad stock market index. For the Acquiring Fund, the Sub-Advisor considers a company’s stock price Beta relative to the S&P 500® Index. A Beta of 1.0 means a stock generally moves up and down in proportion to the movement of the stock market. A Beta greater than 1.0 means a stock generally moves up and down more than the movement of the stock market. A Beta less than 1.0 means that a stock generally moves up and down less than the movement of the stock market. “Beta-adjusted market neutral” means that the Sub-Advisor will attempt to offset 100% of the Acquiring Fund’s long exposure to the Beta of the broad stock market (i.e., the up and down movements of the S&P 500® Index) by sizing the short positions based on the relative Betas of the long positions compared to the short positions. For example, when the Betas of the short positions are higher than the Betas of the long positions, fewer dollars of short positions are needed to offset the Betas of the long portfolio. In this case, the Acquiring Fund will be “net long” on a dollar basis (i.e., more dollars invested in the long positions than in the short positions), but will still be “market neutral” on a Beta-adjusted basis. A “Beta-adjusted market neutral” strategy typically seeks to derive total returns strictly from stock picking Alpha, with none of the return over time coming from the general up and down movement of the broader stock market (described further below). Over time, since the Acquiring Fund is Beta-adjusted market neutral, the Acquiring Fund’s total return is expected to be largely independent of the positive or negative total returns of the broad stock market.

Acquired Fund	Acquired Fund
AXS Market Neutral Fund	AXS Market Neutral Fund

As used here, Beta is a statistical measure of the sensitivity of a company’s stock price to the movement of a broad stock market index. For the Acquired Fund, the Advisor uses a company stock price Beta relative to the S&P 500® Index. A Beta of 1.0 means a stock generally moves up and down in proportion to the movement of the stock market. A Beta greater than 1.0 means a stock generally moves up and down more than the movement of the stock market. A Beta less than 1.0 means that a stock generally moves up and down less than the movement of the stock market.

“Beta-adjusted market neutral” means that the Advisor will attempt to offset 100% of the Market Neutral Fund’s long exposure to the Beta of the broad stock market (i.e., the up and down movements of the S&P 500® Index) by sizing the short positions based on the relative Betas of the longs versus the shorts. For example, when the Betas of the shorts are higher than the Betas of the longs, fewer dollars of short positions are needed to offset the Betas of the long book. In this case, the Acquired Fund will be “net long” on a dollar basis (i.e., more dollars invested in the long positions than in the short positions), but will still be “market neutral” on a Beta-adjusted basis. A “Beta-adjusted market neutral” strategy typically seeks to derive total returns strictly from stock picking Alpha, with none of the return over time coming from the general up and down movement of the broader stock market. Over time, since the Acquired Fund is Beta-adjusted market neutral, the Acquired Fund’s total return is expected to be largely independent of the positive or negative total returns of the broad stock market.

An actively managed stock portfolio’s gross investment return is generally driven by three factors: (i) the overall stock market’s return (i.e., in the Acquired Fund’s case, the overall stock market’s return is measured using the S&P 500® Total Return Index, the Acquired Fund’s benchmark); (ii) the sensitivity of the portfolio to changes in prices in the overall stock market (i.e., the portfolio’s Beta relative to the stock market); and (iii) the portfolio manager’s ability to do better or worse than what would be predicted by multiplying the market’s return by the portfolio’s Beta (i.e., (i) times (ii) above). This last component (iii) is called Alpha and is the risk-adjusted (i.e., Beta-adjusted) outperformance or underperformance of the portfolio relative to the stock market. Since the Acquired Fund has generally attempted to hedge out all of the overall market’s returns on a Beta-adjusted basis through its short positions, all of the Acquired Fund’s net return is expected to be solely the Alpha generated by the portfolio managers, less all of the Acquired Fund’s fees and expenses. This Alpha can be generated if the stocks selected for the long book exceed the performance of the S&P 500® Total Return Index and/or if the stocks selected for the short book underperform the S&P 500® Total Return Index, less all of the Acquired Fund’s fees and expenses.

An actively managed stock portfolio’s gross investment return is generally driven by three factors: (i) the overall stock market’s return (i.e., in the Acquiring Fund’s case, the overall stock market’s return is measured using the S&P 500® Total Return Index, the Fund’s benchmark); (ii) the sensitivity of the portfolio to changes in prices in the overall stock market (i.e., the portfolio’s Beta relative to the stock market); and (iii) the Sub-Advisor’s ability to do better or worse than what would be predicted by multiplying the market’s return by the portfolio’s Beta (i.e., (i) times (ii) above). This last component (iii) is called Alpha and is the risk-adjusted (i.e., Beta-adjusted) outperformance or underperformance of the portfolio relative to the stock market. Since the Acquiring Fund has generally attempted to hedge all of the overall market’s returns on a Beta-adjusted basis through its short positions, all of the Acquiring Fund’s net return is expected to be solely the Alpha generated by the Sub-Advisor, less all of the Acquiring Fund’s fees and expenses. Positive Alpha can be generated if the stocks selected for the long portfolio exceed the performance of the S&P 500® Total Return Index and/or if the stocks selected for the short portfolio underperform the S&P 500® Total Return Index, less all of the Acquiring Fund’s fees and expenses.

Acquired Fund	Acquired Fund
AXS Market Neutral Fund	AXS Market Neutral Fund

By employing this long/short Beta-adjusted market neutral investment strategy, the Acquired Fund seeks to limit its volatility relative to movements in the overall stock market and limit downside risk during market declines. The Acquired Fund may achieve a gain if the securities in its long portfolio outperform the securities in its short portfolio, each taken as a whole, even if the short positions generate a loss, as long as the loss in the short portfolio does not exceed the gain in the long portfolio. Conversely, it is expected that the Acquired Fund will incur a loss if the securities in its short portfolio outperform the securities in its long portfolio. The Sub-Advisor attempts to achieve returns for the Acquired Fund that at least exceed the return on short-term fixed-income securities, with the broader goal of generating attractive risk-adjusted total returns compared to the S&P 500® Total Return Index.

The Acquired Fund may use borrowings or derivative transaction such as short sales (i.e., leverage) for investment purposes. The Acquired Fund’s use of short positions will add financial leverage that is similar to borrowing money for investment purposes. In determining when and to what extent to employ leverage, the Advisor will consider factors such as the relative risks and returns expected from the portfolio as a whole and the costs of such transactions. Borrowings may be structured as secured or unsecured loans and may have fixed or variable interest rates. The Acquired Fund may borrow or use other types of leverage (e.g., derivative transactions such as short sales) to the maximum amount permitted under the Investment Company Act of 1940. The Acquired Fund will use leverage when the Sub-Advisor believes the return from the additional investments will be greater than the costs associated with the borrowing. The Acquired Fund may at times hold long and short positions that in the aggregate exceed the value of its net assets (i.e., so that the Acquired Fund is effectively leveraged).

The Sub-Advisor selects securities for purchase or short sale using its proprietary ROTA/ROME® selection and portfolio construction methodology. ROTA/ROME® focuses on a company’s Return on Total Assets (“ROTA”) and Return on Market Value of Equity (“ROME”) in order to identify companies whose per share intrinsic value has diverged significantly from the current market price of its stock.

ROTA, or Return on Total Assets, measures the profits that a company has earned on the capital invested in the business. The portfolio managers believe that companies with higher ROTAs are more attractive investment opportunities than companies with lower ROTAs because a business that has a high ROTA and can maintain that high ROTA over long periods of time most likely has some sort of competitive advantage in the marketplace that gives it an edge over its competition.

By employing this long/short Beta-adjusted market neutral investment strategy, the Acquiring Fund seeks to limit its volatility relative to movements in the overall stock market and limit downside risk during market declines. The Acquiring Fund may achieve a gain if the securities in its long portfolio outperform the securities in its short portfolio, each taken as a whole, even if the short positions generate a loss, as long as the loss in the short portfolio does not exceed the gain in the long portfolio. Conversely, the Acquiring Fund may incur a loss if the securities in its short portfolio outperform the securities in its long portfolio. The Sub-Advisor attempts to achieve returns for the Acquiring Fund that at least exceed the return on short-term fixed-income securities, with the broader goal of generating attractive risk-adjusted total returns compared to the S&P 500® Total Return Index.

The Acquiring Fund may use borrowings or short sales for investment purposes (i.e., leverage). The Acquiring Fund’s use of short positions will add financial leverage that is similar to borrowing money for investment purposes. In determining when and to what extent to employ leverage, the Sub-Advisor will consider factors such as the relative risks and returns expected from the portfolio as a whole and the costs of such transactions. Borrowings may be structured as secured or unsecured loans and may have fixed or variable interest rates. The Acquiring Fund may borrow or use short sales (i.e., leverage) to the maximum extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”). The Acquiring Fund will use leverage when the Sub-Advisor believes the return from the additional investments will be greater than the costs associated with the borrowing. The Fund may at times hold long and short positions that in the aggregate exceed the value of its net assets (i.e., so that the Fund is effectively leveraged).

The Sub-Advisor selects securities for purchase or short sale using its proprietary ROTA/ROME® selection and portfolio construction methodology. ROTA/ROME® focuses on a company’s Return on Total Assets (“ROTA”) and Return on Market Value of Equity (“ROME”) in order to identify companies whose per share intrinsic value has diverged significantly from the current market price of its stock.

ROTA, or Return on Total Assets, measures the profits that a company has earned on the capital invested in the business. The portfolio managers believe that companies with higher ROTAs are more attractive investment opportunities than companies with lower ROTAs because a business that has a high ROTA and can maintain that high ROTA over long periods of time most likely has some sort of competitive advantage in the marketplace that gives it an edge over its competition.

Acquired Fund	Acquired Fund
AXS Market Neutral Fund	AXS Market Neutral Fund

ROME, or Return on Market Value of Equity, divides a company’s profits by its current stock price. This “profit yield” is similar in concept to a bond’s “yield.” Like a bond yield, a higher ROME yield generally means that a stock price is lower and cheaper. Similarly, a low ROME yield means the stock price is higher and thus more expensive.

The Sub-Advisor use these two metrics together to determine if a particular stock is an attractive business (i.e., ROTA) and whether that stock is cheap or expensive (i.e., ROME).

The periodic reconstitution and rebalancing of the portfolio according to the Acquired Fund’s quantitative investment strategy may result in significant portfolio turnover. A higher rate of portfolio turnover increases transaction expenses, which may negatively affect the Acquired Fund’s performance. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders as ordinary income.

ROME, or Return on Market Value of Equity, divides a company’s profits by its current stock price. This “profit yield” is similar in concept to a bond’s “yield.” Like a bond yield, a higher ROME yield generally means that a company’s stock price is lower and cheaper. Similarly, a low ROME yield means the company’s stock price is higher and thus more expensive than that of other companies.

The Sub-Advisor uses these two metrics together to determine if a particular company is an attractive business (i.e., ROTA) and whether that company’s stock is cheap or expensive (i.e., ROME).

The Sub-Advisor will periodically reconstitute and rebalance the Fund’s portfolio according to its quantitative investment strategy, which may result in significant portfolio turnover. A higher rate of portfolio turnover increases transaction expenses, which may negatively affect the Acquiring Fund’s performance. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders as ordinary income.

Comparison of Principal Investment Risks

This section will help you compare the risks of each Acquired Fund and the corresponding Acquiring Fund are set forth in the following tables. Although the Funds describe and organize them differently, the principal risks associated with investments in each Acquired Fund and the corresponding Acquiring Fund are generally similar because the Funds have identical investment objectives and substantially similar investment strategies.

The Acquiring Fund/AXS Alternative Value Fund includes “Foreign investment risk,” “ETF and mutual fund risk,” “ETN risk,” and “Government sponsored entities risk” as principal risks whereas corresponding Acquired Fund does not have similar principal risks. In addition, both Acquiring Funds also include “Large cap company risk,” “Market turbulence resulting from COVID-19” and “Cybersecurity risk” as principal risks whereas the Acquired Funds do not have similar principal risks. The risks of the Funds are described in their respective prospectuses as follows:

Acquired Fund	Acquiring Fund
AXS Alternative Value Fund	AXS Alternative Value Fund
Market risk. Market risk refers to the risk that the value of securities in the Acquired Fund’s portfolio may decline due to daily fluctuations in the securities markets, including fluctuation in interest rates, national and international economic conditions and general equity market conditions.

Market risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Equity securities risk. The prices of equity securities fluctuate based on changes in a company’s activities and financial condition and in overall market conditions. The Acquired Fund’s investments in equity securities expose it to sudden and unpredictable drops in value and the potential for extended periods of lackluster performance.

Equity risk. The value of the equity securities held by the Acquiring Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Acquiring Fund participate, or factors relating to specific companies in which the Acquiring Fund invests.

Management style risk. The Acquired Fund intends to invest in stocks that the Advisor believes are undervalued and the Acquired Fund’s performance may at times be better or worse than that of similar funds with other focuses or that have a broader investment style. There is no guarantee that the Advisor’s investment techniques and risk analyses, including its reliance on quantitative models, will produce the intended results.

Management and strategy risk. The value of your investment depends on the judgment of the Sub-Advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect.
Sector risk. Sector risk is the possibility that a certain sector may perform differently than other sectors or as the market as a whole. Although the Acquired Fund does not intend to concentrate its investments in any particular sector or sectors, the Acquired Fund may, from time to time, emphasize investments in one or more sectors. If the Acquired Fund invests in a few sectors, it may have increased relative exposure to the price movements of those sectors.

Sector focus risk. The Acquiring Fund may invest a larger portion of its assets in one or more sectors than many other mutual funds, and thus will be more susceptible to negative events affecting those sectors. Performance of companies in the financial sector may be adversely impacted by many factors, including, among others: government regulation of, or related to, the sector; governmental monetary and fiscal policies; economic, business or political conditions; credit rating downgrades; changes in interest rates; price competition; and decreased liquidity in credit markets. This sector has experienced significant losses and a high degree of volatility in the past, and the impact of more stringent capital requirements and of recent or future regulation on any individual financial company or on the sector as a whole cannot be predicted. Performance of companies in the consumer non-cyclical and consumer cyclical sectors may be affected by economic, business or political conditions, consumer demand, price competition and government regulation.

Acquired Fund	Acquiring Fund
AXS Alternative Value Fund	AXS Alternative Value Fund
Value securities risk. Value stocks are those that appear to be underpriced based upon valuation measures. Investments in value-oriented securities may expose the Acquired Fund to the risk of underperformance during periods when value stocks do not perform as well as other kinds of investments or market averages.

Value-oriented investment strategies risk. Value stocks are those that are believed to be undervalued in comparison to their peers due to adverse business developments or other factors. Value investing is subject to the risk that the market will not recognize a security’s inherent value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. In addition, during some periods (which may be extensive) value stocks generally may be out of favor in the markets.

Borrowing risk. Borrowing money for investment purposes involves certain risks to the Acquired Fund’s shareholders, including potential for higher volatility of the net asset value of the Acquired Fund’s shares and the relatively greater effect of portfolio holdings on the net asset value of the shares. In addition, interest costs on borrowings may fluctuate with changing market interest rates and may partially offset or exceed the return earned on the borrowed funds. Also, during times of borrowing under adverse market conditions, the Acquired Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. Unless profits on assets acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will diminish the investment performance of the Acquired Fund compared with what it would have been without borrowing.

Borrowing risk. Borrowing money for investment purposes involves certain risks to the Acquiring Fund’s shareholders, including potential for higher volatility of the net asset value of the Acquiring Fund’s shares and the relatively greater effect of portfolio holdings on the net asset value of the shares. In addition, interest costs on borrowings may fluctuate with changing market interest rates and may partially offset or exceed the return earned on the borrowed funds. Also, during times of borrowing under adverse market conditions, the Acquiring Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. Unless profits on assets acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will diminish the investment performance of the Acquiring Fund compared with what it would have been without borrowing.

No corresponding risk.	Large-cap company risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.
No corresponding risk.

Foreign investment risk. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. In addition, changes in exchange rates and interest rates may adversely affect the values of the Acquiring Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. Foreign securities include American Depository Receipts (“ADRs”) and Global Depository Receipts (“GDRs”). Unsponsored ADRs and GDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities, and involve additional risks because U.S. reporting requirements do not apply. In addition, the issuing bank may deduct shareholder distribution, custody, foreign currency exchange, and other fees from the payment of dividends.

Acquired Fund	Acquiring Fund
AXS Alternative Value Fund	AXS Alternative Value Fund
No corresponding risk.

ETF and mutual fund risk. Investing in ETFs or mutual funds (including other funds managed by the Acquiring Fund’s Sub-Advisor) will provide the fund with exposure to the risks of owning the underlying securities the ETFs or mutual funds hold. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. In addition, an ETF or a mutual fund, if the mutual fund is an index fund, may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF or mutual fund, the temporary unavailability of certain index securities in the secondary market, or discrepancies between the ETF or mutual fund and the index with respect to the weighting of securities or the number of securities held. It may be more expensive for the Fund to invest in an ETF or mutual fund than to own the portfolio securities of these investment vehicles directly. Investing in ETFs and mutual funds, which are investment companies, involves duplication of advisory fees and certain other expenses. The Acquiring Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. In addition, the Acquiring Fund may invest in underlying funds which invest a larger portion of their assets in one or more sectors than many other mutual funds, and thus will be more susceptible to negative events affecting those sectors.

No corresponding risk.

ETN risk. ETNs are debt securities that combine certain aspects of ETFs and bonds. ETNs are not investment companies and thus are not regulated under the 1940 Act. ETNs, like ETFs, are traded on stock exchanges and generally track specified market indices, and their value depends on the performance of the underlying index and the credit rating of the issuer. ETNs may be held to maturity, but unlike bonds there are no periodic interest payments and principal is not protected.

Acquired Fund	Acquiring Fund
AXS Alternative Value Fund	AXS Alternative Value Fund
No corresponding risk.

Government-sponsored entities risk. The Acquiring Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) when it is not obligated to do so.

No corresponding principal risk.

Market turbulence resulting from COVID-19. An outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Acquiring Fund. Any such impact could adversely affect the Acquiring Fund’s performance, the performance of the securities in which the Acquiring Fund invests and may lead to losses on your investment in the Acquiring Fund.

No corresponding principal risk.	Cybersecurity risk. Cybersecurity incidents may allow an unauthorized party to gain access to the Acquiring Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Acquiring Fund, the Advisor, the Sub-Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Acquiring Fund shares may be affected. Issuers of securities in which the Acquiring Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

Acquired Fund	Acquiring Fund
AXS Market Neutral Fund	AXS Market Neutral Fund
See “Stock market risk” below.

Market risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Equity securities risk – The prices of equity securities fluctuate based on changes in a company’s activities and financial condition and in overall market conditions. The Acquired Fund’s investments in equity securities expose it to sudden and unpredictable drops in value and the potential for extended periods of lackluster performance.

Equity risk. The value of the equity securities held by the Acquiring Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Acquiring Fund participate, or factors relating to specific companies in which the Acquiring Fund invests.

Stock market risk – The value of the Acquired Fund’s assets will fluctuate as the equity market fluctuates, although the Beta-adjusted market neutral focus of the Acquired Fund should reduce the effect of general market fluctuations on the valuation of the Acquired Fund as a whole.

Stock market risk. The value of the Acquiring Fund’s assets will fluctuate as the equity market fluctuates, although the Beta-adjusted market neutral focus of the Acquiring Fund should reduce the effect of general market fluctuations on the valuation of the Acquiring Fund as a whole. The value of the Acquiring Fund’s long and short investments each may decline, and each may decline in value at the same time, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

No corresponding risk.	Large-cap company risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.
Borrowing and leverage risk – Utilization of leverage, such as borrowings and shorting positions, involves certain risks to the Acquired Fund’s shareholders, including potential for higher volatility of the net asset value (“NAV”) of the Acquired Fund’s shares and the relatively greater effect of portfolio holdings on the NAV of the shares.

Borrowing risk. Borrowing money for investment purposes involves certain risks to the Acquiring Fund’s shareholders, including potential for higher volatility of the net asset value of the Acquiring Fund’s shares and the relatively greater effect of portfolio holdings on the net asset value of the shares. In addition, interest costs on borrowings may fluctuate with changing market interest rates and may partially offset or exceed the return earned on the borrowed funds. Also, during times of borrowing under adverse market conditions, the Acquiring Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. Unless profits on assets acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will diminish the investment performance of the Acquiring Fund compared with what it would have been without borrowing.

Acquired Fund	Acquiring Fund
AXS Market Neutral Fund	AXS Market Neutral Fund

Leveraging risk. Certain Acquiring Fund transactions, including taking short positions in financial instruments, may give rise to a form of leverage. Leverage can magnify the effects of changes in the value of the Acquiring Fund’s investments and make the Fund more volatile. Leverage creates a risk of loss of value on a larger pool of assets than the Fund would otherwise have had, potentially resulting in the loss of all assets. The Acquiring Fund may also have to sell assets at inopportune times to satisfy its obligations in connection with such transactions.

Short sale risk – The Acquired Fund may not always be able to close out a short position on favorable terms. Short sales involve the risk that the Acquired Fund will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security short. The amount of such loss is theoretically unlimited (since it is limited only by the increase in value of the security sold short by the Acquired Fund). In contrast, the risk of loss from a long position is limited to the Acquired Fund’s investment in the long position, since its value cannot fall below zero. Short selling is a form of leverage. To mitigate leverage risk, the Acquired Fund will always hold liquid assets (including its long positions) at least equal to its short position exposure, marked-to-market daily.

Short sales risk. In connection with a short sale of a security or other instrument, the Acquiring Fund is subject to the risk that instead of declining, the price of the security or other instrument sold short will rise. If the price of the security or other instrument sold short increases between the date of the short sale and the date on which the Acquiring Fund replaces the security or other instrument borrowed to make the short sale, the Acquiring Fund will experience a loss, which is theoretically unlimited since there is a theoretically unlimited potential for the market price of a security or other instrument sold short to increase.

Management risk – The Acquired Fund is subject to management risk because it is an actively managed investment fund. There is no guarantee that the Advisor’s investment techniques and risk analyses, including its reliance on quantitative models, will produce the intended results.

Management and strategy risk. The value of your investment depends on the judgment of the Sub-Advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect.
Sector risk – Sector risk is the possibility that a certain sector may perform differently than other sectors or as the market as a whole. Although the Acquired Fund does not intend to concentrate its investments in any particular sector or sectors, the Acquired Fund may, from time to time, emphasize investments in one or more sectors. If the Acquired Fund invests in a few sectors, it may have increased relative exposure to the price movements of those sectors.

Sector focus risk. The Acquiring Fund may invest a larger portion of its assets in one or more sectors than many other mutual funds, and thus will be more susceptible to negative events affecting those sectors. Performance of companies in the consumer non-cyclical sector may be affected by economic, business or political conditions, consumer demand, price competition and government regulation.

Acquired Fund	Acquiring Fund
AXS Market Neutral Fund	AXS Market Neutral Fund
Asset segregation risk – The Acquired Fund is required to segregate liquid assets in connection with certain short positions, and, therefore, such portions of the Acquired Fund’s portfolio may not be available for investment, which may in turn affect the Acquired Fund’s returns.

Asset segregation risk. As a series of an investment company registered with the SEC, the Acquiring Fund must segregate liquid assets, or engage in other measures to “cover” open positions with respect to certain kinds of derivatives and short sales. The Acquiring Fund may incur losses on derivatives and other leveraged investments (including the entire amount of the Acquiring Fund’s investment in such investments) even if they are covered.

Portfolio turnover risk – When the portfolio managers deem it is appropriate and particularly during periods of volatile market movements, the Acquired Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective. High portfolio turnover (e.g., an annual rate greater than 100% of the average value of the Acquired Fund’s portfolio) involves correspondingly greater expenses to the Acquired Fund and may adversely affect Acquired Fund performance.

Portfolio turnover risk. Active and frequent trading of the Acquiring Fund’s portfolio securities may lead to higher transaction costs and may result in a greater number of taxable transactions than would otherwise be the case, which could negatively affect the Fund’s performance. A high rate of portfolio turnover is 100% or more.

No corresponding principal risk.

Market turbulence resulting from COVID-19. An outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Acquiring Fund. Any such impact could adversely affect the Acquiring Fund’s performance, the performance of the securities in which the Acquiring Fund invests and may lead to losses on your investment in the Acquiring Fund.

No corresponding principal risk.	Cybersecurity risk. Cybersecurity incidents may allow an unauthorized party to gain access to the Acquiring Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Acquiring Fund, the Advisor, the Sub-Advisor and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Acquiring Fund shares may be affected. Issuers of securities in which the Acquiring Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

D.       Comparison of Investment Restrictions

The fundamental and non-fundamental limitations of each Acquired Fund and the corresponding Acquiring Fund are set forth in the following table. The fundamental and non-fundamental limitations of the Acquired Funds and the corresponding Acquiring Funds are substantially similar. The fundamental limitations may only be amended with shareholder approval. Each Acquired Fund and the corresponding Acquiring Fund is a diversified fund; however, the Acquiring Funds have a fundamental policy on diversification whereas the Acquired Funds do not.

Policy	Acquired Funds’ Fundamental Investment Policies	Acquiring Funds’ Fundamental Investment Policies
Concentration	Each Acquired Fund will not purchase securities which would cause 25% or more of the value of its total assets at the time of purchase to be directly invested in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries (excluding obligations issued or guaranteed by the U.S. Government or any state or territory of the United States or any of their agencies, instrumentalities or political subdivisions).	Each Acquiring Fund may not invest 25% or more of its total assets, calculated at the time of purchase in any one industry (other than securities issued by the U.S. government, its agencies or instrumentalities).
Borrowing and Issuing Senior Securities

Each Acquired Fund will not borrow money, except to the extent permitted under the 1940 Act.

Each Acquired Fund will not issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act.

Each Acquiring Fund may not issue senior securities, borrow money or pledge its assets, except that (i) each Acquiring Fund may borrow from banks in amounts not exceeding one-third of its net assets (including the amount borrowed); and (ii) this restriction shall not prohibit each Acquiring Fund from engaging in options transactions or short sales or investing in financial futures, swaps, when-issued or delayed delivery securities, or reverse repurchase agreements.

Loans	Each Acquired Fund will not make loans, except that the Acquired Funds may purchase or hold debt instruments in accordance with their investment objectives and policies; provided however, this restriction does not apply to repurchase agreements or loans of portfolio securities.

Each Acquiring Fund may not make loans of money, except (a) for purchases of debt securities consistent with the investment policies of each Acquiring Fund, (b) by engaging in repurchase agreements or, (c) through the loan of portfolio securities in an amount up to 33 1/3% of each Acquiring Fund’s net assets.

Underwriting	Each Acquired Fund will not act as an underwriter of securities of other issuers except that, in the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.	Each Acquiring Fund may not act as underwriter, except to the extent an Acquiring Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio.
Real Estate	Each Acquired Fund will not purchase or sell real estate, although the Acquired Funds may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and they may acquire and dispose of real estate or interests in real estate acquired through the exercise of their rights as a holder of debt obligations secured by real estate or interests therein.	Each Acquiring Fund may not purchase or sell real estate or interests in real estate or real estate limited partnerships (although each Acquiring Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate, such as real estate investment trusts (REITs)).

Policy	Acquired Funds’ Fundamental Investment Policies	Acquiring Funds’ Fundamental Investment Policies
Commodities	Each Acquired Fund will not purchase or sell physical commodities, except that the Acquired Funds may purchase and financial transactions not requiring the delivery of physical commodities, including but not limited to, purchasing or selling commodity exchange-traded funds or exchange-traded notes.

Each Acquiring Fund may not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent an Acquiring Fund from purchasing, selling or entering into futures contracts, or acquiring securities or other instruments and options thereon backed by, or related to, physical commodities.

Diversification	No such policy.	With respect to 75% of each Acquiring Fund’s total assets, the Acquiring Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Acquiring Fund’s total assets would be invested in the securities of that issuer, or (b) the Acquiring Fund would hold more than 10% of the outstanding voting securities of that issuer.

Each Acquired Fund and the corresponding Acquiring Fund observe the following restrictions as a matter of operating but not fundamental policy:

Policy	Acquired Funds’ Non-Fundamental Investment Policies	Acquiring Funds’ Non-Fundamental Investment Policies
Illiquid Investments	Each Acquired Fund may not purchase any illiquid security, including any securities whose disposition is restricted under federal securities laws and securities that are not readily marketable, if, as a result, more than 15% of the Acquired Fund’s total assets (based on then-current value) would then be invested in such securities. For purposes of this restriction, the staff of the SEC is presently of the view that repurchase agreements maturing in more than seven days are subject to this restriction. Until that position is revised, modified or rescinded, the Acquired Funds will conduct their operations in a manner consistent with this view. This limitation on investment in illiquid securities does not apply to certain restricted securities, including securities pursuant to Rule 144A under the Securities Act and certain commercial paper that the Advisor has determined to be liquid under procedures approved by the Board.

Each Acquiring Fund may not invest, in the aggregate, more than 15% of its net assets in securities that the Acquiring Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities.

E.       Comparison of Investment Advisory Agreements and Investment Sub-Advisory Agreements

1.       Investment Advisory Agreements

AXS serves as the investment advisor to the Acquired Funds pursuant to the Interim Advisory Agreement dated December 1, 2020, with the Trust, on behalf of the Acquired Funds. The Interim Advisory Agreement between the Trust and AXS describes the services AXS provides to the Acquired Funds, which generally include investment research, advice, supervision, and the continuous furnishing of an investment program for the Acquired Funds and the purchase and sale of securities for the Acquired Funds’ portfolios. Under the terms of the Interim Advisory Agreement, AXS is not liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities transactions of a Fund provided that nothing in the Interim Advisory Agreement shall be deemed to protect AXS against any liability to a Fund or its shareholders to which AXS would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of AXS’ duties or obligations under the Interim Advisory Agreement or by reason of AXS’ reckless disregard of its duties and obligations under the Interim Advisory Agreement. The Interim Advisory Agreement provides for termination(i) automatically after 150 days from the date of effectiveness or upon assignment, and (ii) at any time without penalty by AXS upon 10 days’ written notice to the Trust, or by the Board or a vote of a majority of an Acquired Fund’s outstanding shares upon 10 days’ written notice to AXS.

In accordance with the requirements of Rule 15a-4, AXS was appointed to serve as the interim investment advisor to the Acquired Funds for a period of 150 days (until April 30, 2021) pursuant to the Interim Advisory Agreement. All compensation earned by AXS under the Interim Advisory Agreement must be held in an interest-bearing escrow account pending shareholder approval of the Reorganization. If a majority of an Acquired Fund’s outstanding voting securities approve the Reorganization prior to the end of the 150-day period, the amount in the escrow account (including interest earned) with respect to that Acquired Fund will be paid to AXS. If shareholders do not approve the Reorganization by the end of the 150-day period, AXS will receive for its services during the interim period under the Interim Advisory Agreement the lesser of (i) the costs it incurred in performing such services (plus interest earned on that amount) or (ii) the amount in the escrow account (plus interest earned). Pursuant to the Interim Advisory Agreement, for its services, AXS is entitled to receive an annual management fee as listed below, expressed as a percentage of each Acquired Fund’s average daily net assets.

Fund Name	Contractual Management Fee to Advisor (average daily net assets)
AXS Alternative Value Fund	0.65%
AXS Market Neutral Fund	1.40%

For the Acquired Funds, AXS has contractually agreed to waive all or a portion of its management fees and pay the Acquired Funds’ expenses in order to limit Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, taxes, interest expense, dividends on securities sold short and extraordinary expenses, Rule 12b-1 fees and any other class-specific expenses) to 0.85% and 1.45% of average daily net assets of the AXS Alternative Value Fund and the AXS Market Neutral Fund, respectively, through at least October 31, 2022. Subject to approval by the Acquired Fund’s Board of Trustees, any waiver or reimbursement under the expense limitation agreement is subject to repayment by an Acquired Fund within the three years following the date when the waiver or reimbursement occurred, if the Acquired Fund is able to make the payment without exceeding the 0.85% or 1.45% expense limitation for the AXS Alternative Value Fund and AXS Market Neutral Fund, respectively. Only the Board of Trustees can terminate the contractual agreement before the expiration date.

If the Reorganization is approved, AXS will continue as the investment advisor to the Acquiring Funds pursuant to a new investment advisory agreement between IMST II, on behalf of each Acquiring Fund, and AXS (the “AXS Advisory Agreement”). Similar to the Interim Advisory Agreement between the Trust and AXS, the AXS Advisory Agreement describes the services AXS will provide to the Acquiring Funds, which are similar to the services currently provided by AXS to the Acquired Funds. In addition, as the Acquiring Funds’ investment advisor, AXS has the ability to delegate day-to-day portfolio management responsibilities to one or more sub-advisors, and in that connection will be responsible for making recommendations to the Board of Trustees of IMST II with respect to hiring, termination and replacement of any sub-advisor of the Acquiring Fund. AXS is not liable to IMST II under the terms of the AXS Advisory Agreement for any error of judgment or mistake of law or for any loss suffered by AXS or IMST II in connection with the performance of the AXS Advisory Agreement, except a loss resulting from a breach of fiduciary duty by AXS with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on AXS’s part in the performance of its duties or from reckless disregard by it of its duties under the AXS Advisory Agreement.

The AXS Advisory Agreement would go into effect following the Reorganization and would continue in force with respect to the Acquiring Funds for a period of two years, unless sooner terminated as provided in the AXS Advisory Agreement. The AXS Advisory Agreement would continue in force from year to year thereafter with respect to the Acquiring Funds so long as it is specifically approved at least annually in the manner required by the 1940 Act. The AXS Advisory Agreement may be terminated with respect to an Acquiring Fund at any time, without the payment of any penalty: (i) by the Board of IMST II or by a vote of a majority of the outstanding voting securities of the Fund on 60 days’ written notice to AXS; or (ii) by AXS on 60 days’ written notice to IMST II. Similar to the Interim Advisory Agreement, the AXS Advisory Agreement with respect to the Acquiring Funds will terminate automatically upon its assignment. For its services under the AXS Advisory Agreement, AXS will be entitled to management fees as listed below, expressed as a percentage of each Acquiring Fund’s average daily net assets, which are the same rates AXS is currently entitled to receive from the Acquired Funds under the Interim Advisory Agreement. The management fee will be calculated daily and payable twice per month.

Fund Name	Contractual Management Fee to Advisor (average daily net assets)
AXS Alternative Value Fund	0.65%
AXS Market Neutral Fund	1.40%

AXS has contractually agreed for a period of two years from the date of the Reorganization, to waive its fees and/or pay for operating expenses of an Acquiring Fund to ensure that the total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed the average daily net assets of the Acquiring Funds stated below. AXS’ expense limitation arrangement with each Acquiring Fund will have the same economic effect as AXS’ current expense limitation arrangement with the corresponding Acquired Fund.

Fund Name	Expense Limitation Investor Class Shares	Expense Limitation Class I Shares
AXS Alternative Value Fund	1.10%	0.85%
AXS Market Neutral Fund	1.70%	1.45%

AXS will be permitted to seek reimbursement from the Acquiring Funds, subject to limitations, of fees waived or payments made to the Acquiring Funds for a period ending three years from the date of any such waiver or payment. Similarly, the Acquired Funds’ former investment advisor, Cognios Capital, is permitted to seek reimbursement from the Acquiring Funds, subject to certain limitations, of fees waived or payments made by Cognios Capital or Cognios Capital, LLC to the Acquired Funds prior to the Reorganization, for a period ending three years after the date of the waiver or payment. In each case, In each case, such reimbursement may be requested from the Acquiring Funds if the reimbursement will not cause the Acquiring Funds’ annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. Reimbursements of fees waived or payments made will be made on a “first in, first out” basis so that the oldest fees waived or payments are satisfied first. Any reimbursement of fees waived or payments made by Cognios Capital to the Acquired Funds prior to the Reorganization must be approved by the IMST II Board.

2.       Investment Sub-Advisory Agreements

Currently, Cognios Capital serves as investment sub-advisor to the Acquired Funds under the Interim Sub-Advisory Agreement with AXS. Under the Interim Sub-Advisory Agreement, Cognios Capital, subject to oversight by AXS, and in accordance with the investment objective, policies and limitations of the Acquired Funds, is responsible for the day-to-day management of the Acquired Funds for the period and on such terms as set forth in the Interim Sub-Advisory Agreement. The Interim Sub-Advisory Agreement provides that Cognios Capital shall not be liable to the Acquired Funds or any shareholder for anything done or omitted by it in the course of or in connection with rendering services under the Interim Sub-Advisory Agreement, including, without limitation, for any error of judgment or mistake of law or for any losses that may be sustained in the purchase, holding, redemption or sale of securities on behalf of the Acquired Funds, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, gross negligence, or a reckless disregard of its obligations and duties imposed upon it by the Interim Sub-Advisory Agreement. The Interim Sub-Advisory Agreement provides for termination (i) automatically after 150 days from the date of effectiveness or upon assignment, and (ii) at any time without penalty by AXS upon 10 days’ written notice to Cognios Capital, Cognios Capital upon 10 days’ written notice to AXS, or the Board or a vote of a majority of an Acquired Fund’s outstanding shares upon 10 days’ written notice. In addition, the Interim Sub-Advisory Agreement will be terminated if the Interim Advisory Agreement between AXS and the Trust is terminated.

In accordance with the requirements of Rule 15a-4, Cognios Capital was appointed to serve as the interim investment sub-advisor of the Acquired Funds for a period of 150 days (until April 30, 2021) pursuant to the terms of the Interim Sub-Advisory Agreement. All compensation earned by Cognios Capital under the Interim Sub-Advisory Agreement must be held in an interest-bearing escrow account pending shareholder approval of the Reorganization. If a majority of an Acquired Fund’s outstanding voting securities approve the Reorganization prior to the end of the 150-day period, the amount in the escrow account (including interest earned) with respect to that Acquired Fund will be paid to Cognios Capital. If shareholders do not approve the Reorganization by the end of the 150-day period, Cognios Capital will receive for its services during the interim period under the Interim Sub-Advisory Agreement the lesser of (i) the costs it incurred in performing such services (plus interest earned on that amount) or (ii) the amount in the escrow account (plus interest earned). AXS, not the Acquired Funds, compensates Cognios Capital for its investment sub-advisory services under the Interim Sub-Advisory Agreement.

If the Reorganization is approved, Cognios Capital will serve as investment sub-advisor pursuant to an investment sub-advisory agreement between AXS and Cognios Capital (the “Cognios Capital Sub-Advisory Agreement”). Similar to the Interim Sub-Advisory Agreement, the Cognios Capital Sub-Advisory Agreement provides that Cognios Capital makes the investment decisions for and continuously reviews, supervises and administers the investment program of the Acquiring Funds, subject to the supervision of, and policies established by AXS and the IMST II Board.

The Cognios Sub-Advisory Agreement would go into effect following the Reorganization and would remain in effect with respect to the Acquiring Funds for a period of two years from the date of its effectiveness and would continue in effect for successive annual periods with respect to the Acquiring Funds provided that such continuance is specifically approved at least annually in a manner required by the 1940 Act. The Cognios Capital Sub-Advisory Agreement may be terminated with respect to the Acquiring Funds at any time, without the payment of any penalty: (i) by the IMST II Board, by a vote of a majority of the outstanding voting securities of the Acquiring Funds or by AXS on 60 days’ written notice to Cognios Capital; or (ii) by Cognios Capital on 60 days’ written notice to IMST II. The Cognios Capital Sub-Advisory Agreement shall terminate immediately upon its assignment or upon termination of the AXS Advisory Agreement with IMST II. AXS, not the Acquiring Funds, will compensate Cognios Capital for its investment sub-advisory services.

3.       Investment Advisory Fees Paid by the Acquired Funds

Prior to December 1, 2020, Cognios Capital served as the investment advisor to the Acquired Funds pursuant to the Cognios Capital Advisory Agreement dated June 1, 2020. The Cognios Capital Advisory Agreement was approved by the Trust’s Board on February 12, 2020, in connection with the transfer of operations of Cognios Capital, LLC (the Acquired Funds’ prior advisor) to Quantitative Value Technologies, LLC d/b/a Cognios Capital, subject to approval by shareholders of each Acquired Fund. The Cognios Capital Advisory Agreement was approved by the shareholders of each Acquired Fund at a special meeting held on April 3, 2020, with an effective date of June 1, 2020.

For the most recent fiscal year ended June 30, 2020, the Acquired Funds paid the following investment advisory fees to the prior advisor and Cognios Capital, as follows:

Fund Name	Gross Advisory Fees	Advisory Fees Waived	Reimbursement of Other Expenses	Net Advisory Fees
AXS Alternative Value Fund	$156,397	$(156,397)	$(47,465)	$(47,465)
AXS Market Neutral Fund	$915,499	$(336,109)	$0	$579,390

A discussion regarding the basis of the Board’s approval of the Cognios Capital Advisory Agreement is available in the Acquired Funds’ annual report to shareholders for the fiscal year ended June 30, 2020.

4.       Manager of Managers Structure

AXS and IMST II have received an exemptive order from the SEC for the Acquiring Funds which allows AXS to operate the Acquiring Funds under a “manager of managers” structure (the “Order”). Pursuant to the Order, AXS may, subject to the approval of the IMST II Board, hire or replace sub-advisors such as Cognios Capital and modify any existing or future agreement with such sub-advisors without obtaining shareholder approval.

Pursuant to the Order, AXS, with the approval of the IMST II Board, has the discretion to terminate any sub-advisor, including Cognios Capital, and allocate and reallocate each Acquiring Fund’s assets among AXS and any other sub-advisor. AXS, subject to the oversight and supervision by the IMST II Board, has responsibility to oversee any sub-advisor for an Acquiring Fund and to recommend, for approval by the IMST II Board, the hiring, termination and replacement of sub-advisors for an Acquiring Fund. In evaluating a prospective sub-advisor, AXS will consider, among other things, the proposed sub-advisor’s experience, investment philosophy and historical performance. AXS remains ultimately responsible for supervising, monitoring and evaluating the performance of any sub-advisor retained to manage an Acquiring Fund. Within 90 days after hiring any new sub-advisor, the respective Acquiring Fund’s shareholders will receive information about any new sub-advisory relationships. The initial shareholder of each Acquiring Fund will have approved the operation of the Acquiring Fund under any “manager of managers” structure prior to the closing of the Reorganization, and Acquired Fund shareholders, including in their ultimate capacities as shareholders of the Acquiring Fund, are not being asked to vote on this matter. AXS has no current intention to replace Cognios Capital.

Use of the “manager of managers” structure does not diminish AXS’s responsibilities to the Acquiring Funds under its AXS Investment Advisory Agreement. AXS has overall responsibility, subject to oversight by the IMST II Board, to oversee the sub-advisors and recommend their hiring, termination and replacement. Specifically, AXS will, subject to the review and approval of the IMST II Board: (a) set each Acquiring Fund’s overall investment strategy; (b) evaluate, select and recommend sub-advisors to manage all or a portion of an Acquiring Fund’s assets; and (c) implement procedures reasonably designed to ensure that each sub-advisor complies with such Acquiring Fund’s investment goal, policies and restrictions. Subject to the review by the IMST II Board, AXS will: (a) when appropriate, allocate and reallocate each Acquiring Fund’s assets among multiple sub-advisors; and (b) monitor and evaluate the performance of the sub-advisors. Replacement of AXS or the imposition of material changes to the AXS Investment Advisory Agreement would continue to require prior shareholder approval.

F.       Comparison of Distribution, Shareholder Servicing, Purchase and Redemption Procedures and Valuation Procedures

Distribution and Shareholder Servicing

Acquired Funds	Acquiring Funds
ALPS Distributors, Inc., is the Distributor (also known as the principal underwriter) of the shares of the Acquired Funds.	IMST Distributors, LLC, a wholly owned subsidiary of Foreside Fund Services, LLC, is the Distributor (also known as the principal underwriter) of the shares of the Acquiring Funds.

The Trust, with respect to the Acquired Funds, has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) for each of the Funds’ Investor Class shares, pursuant to which the Funds are authorized to use Investor Class assets to pay fees in connection with the distribution and marketing of Investor Class shares and/or the provision of shareholder services to Investor Class shareholders. The Plan permits payment for services in connection with the administration of plans or programs that use Investor Class shares of the Funds as their funding medium and for related expenses.

IMST II has adopted a plan on behalf of each Fund pursuant to Rule 12b-1 of the 1940 Act (the “12b-1 Plan”) which allows each Fund to pay distribution fees for the sale and distribution of its Investor Class shares, as applicable, and/or shareholder liaison service fees in connection with the provision of personal services to shareholders of Investor Class shares and the maintenance of their shareholder accounts. The 12b-1 Plan provides for the payment of such fees at the annual rate of up to 0.25% of average daily net assets attributable to Investor Class shares. Since these fees are paid out of each Fund’s assets attributable to the Fund’s Investor Class shares, these fees will increase the cost of your investment and, over time, may cost you more than paying other types of sales charges. The net income attributable to Investor Class shares, will be reduced by the amount of distribution and shareholder liaison service fees and other expenses of the Fund associated with that class of shares.

Acquired Funds	Acquiring Funds

The Plan permits each Fund to make total payments at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to its Investor Class shares. Because these fees are paid out of the Fund’s Investor Class assets on an ongoing basis, over time they will increase the cost of an investment in Investor Class shares, and the Plan fees may cost an investor more than other types of sales charges

Under the terms of the Plan, each Fund is authorized to make payments to the Distributor for remittance to financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in a Fund’s Investor Class shares.

Institutional Class Shares are not subject to any distribution fees under the 12b-1 Plan.

Class I Shares are not subject to any distribution fees under the 12b-1 Plan.
AXS may also make payments for distribution and/or shareholder servicing activities from out of their own resources. AXS may also make payments for marketing, promotional or related expenses to financial intermediaries. The amount of these payments is determined by AXS and may be substantial. These payments are often referred to as “revenue sharing payments.” In some circumstances, such payments may create an incentive for a financial intermediary or its employees or associated persons to recommend or offer shares of the Acquired Funds rather than shares of another mutual fund.

AXS pays service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, some of which may be affiliates, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

AXS, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to broker-dealers or intermediaries that sell shares of the Fund. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. AXS may pay cash compensation for inclusion of the Fund on a sales list, including a preferred or select sales list, or in other sales programs, or may pay an expense reimbursement in cases where the intermediary provides shareholder services to the Fund’s shareholders. AXS may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold.

Purchase, Redemption and Valuation Procedures

The following table highlights the purchase and redemption policies of the Acquired Funds compared to those of the Acquiring Funds. Additional information regarding the pricing, purchase and redemption of the Acquiring Funds’ shares is included in Appendix D.

	Acquired Funds	Acquiring Funds
Minimum Investments

The minimum initial investment for the Acquired Funds’ Investor Class shares is $1,000.

The minimum investment for the Acquired Funds’ Institutional Class shares is $100,000.

Each Acquired Fund may accept accounts with less than the minimum investment at the discretion of Cognios Capital. The minimum initial investment requirement may be waived or reduced for wrap programs and certain qualified retirement plans (excluding IRAs) sponsored by financial service firms that have entered into appropriate arrangements with the Acquired Funds, or otherwise by Cognios Capital in its sole discretion.

The minimum initial investment for the Acquiring Funds’ Investor Class shares is $2,500.

The minimum investment for the Acquiring Funds’ Class I shares is $5,000.

Each Acquiring Fund reserves the right to waive or reduce the above minimum investment requirements at the discretion of AXS. Each Acquiring Fund may change the investment minimums at any time.

Purchase of Shares	Each Fund’s shares are sold and redeemed at net asset value. Shares may be purchased by any account managed by Cognios Capital and any other institutional investor or any broker-dealer authorized to sell shares in the Funds. Shares of the Acquired Funds may be purchased by check, money order from a U.S. financial institution and payable in U.S. dollars, by wire transfer of funds via a bank or through an approved financial intermediary (i.e., a supermarket, investment advisor, financial planner or consultant, broker, dealer or other investment professional and their agents) authorized by the Acquired Fund to receive purchase orders. The purchase price of shares of the Acquired Funds is based on the net asset value next determined after the order is received, subject to the order being accepted by the Acquired Funds in good form. Net asset value is normally determined at 4:00 p.m. Eastern time.

Shares of an Acquiring Fund may be purchased by check, by wire transfer of funds via a bank or through an approved financial intermediary (i,e., a supermarket, investment advisor, financial planner or consultant, broker, dealer or other investment professional and their agents) authorized by the Acquiring Fund to receive purchase orders. Financial intermediaries may provide varying arrangements for their clients to purchase and redeem shares, which may include different sales charges as described in this Prospectus, additional fees and different investment minimums. In addition, from time to time, a financial intermediary may modify or waive the initial and subsequent investment minimums. You may make an initial investment in an amount greater than the minimum amounts shown in the preceding table and an Acquiring Fund may, from time to time, reduce or waive the minimum initial investment amounts. The minimum initial investment amount is automatically waived for Acquiring Fund shares purchased by Trustees of the Trust and current or retired directors and employees of AXS and its affiliates.

	Acquired Funds	Acquiring Funds
Redeeming (Selling) Shares	You will be entitled to redeem all or any portion of the shares credited to your accounts by: ● Submitting a written request ● Telephone redemption. ● Redemptions by Wire/Electronic Funds Transfer

You may redeem shares of each Acquiring Fund at a price equal to the NAV next determined after the transfer agent and/or authorized agent receives your redemption request in good order. Each Acquiring Fund’s shares are redeemable on any business day the New York Stock Exchange (“NYSE”) is open for business. If you purchased your shares through an approved financial intermediary, your redemption order must be placed through the same financial intermediary. The Acquiring Funds will be deemed to have received a redemption order when a financial intermediary (or its authorized agent) receives the order. The financial intermediary must receive your redemption order prior to 4:00 p.m. (Eastern Time) on a business day for the redemption to be processed at the current day’s NAV. Orders received at or after 4:00 p.m. (Eastern Time) on a business day or on a day when an Acquiring Fund does not value its shares will be transacted at the next business day’s NAV.

Shareholders who purchased shares directly from an Acquiring Fund may sell their shares by mail, telephone, or wire.

Automatic Investment Plan	The Acquired Funds allow investors to establish an automatic investment plan which enables shareholders to make regular monthly or quarterly investments in Investor Class shares or Institutional Class shares through automatic charges to shareholders’ checking account. Automatic investment amounts are specified by the shareholder.	The Acquiring Funds allows investors to establish an automatic investment plan to invest a specific amount of money into their account. Automatic investments must be at least $100.

	Acquired Funds	Acquiring Funds
Exchanges

The Acquired Funds allow you to exchange your Fund shares for shares of the same Class of another fund advised by Cognios Capital. You may make exchanges only between identically registered accounts (name(s), address, and TIN). All exchanges also are subject to the eligibility requirements of the Acquired Funds into which you are exchanging.

The Acquiring Funds allow shareholders to exchange shares of an Acquiring Fund into shares of another fund managed by AXS. Exchanges may only be made between the same share classes.
Small Accounts	The Acquired Funds reserve the right to liquidate a shareholder’s account if, as a result of redemptions or transfers (but not required IRA distributions), the account’s balance falls below the minimum initial investment required for your type of account. An Acquired Fund will notify you if your account falls below the required minimum. If your account is not increased to the required level after a thirty (30) day cure period then the Acquired Fund may, at its discretion, liquidate the account.	The Acquiring Funds may redeem all of the shares held in your account if your balance falls below the Acquiring Fund’s minimum initial investment. The Acquiring Fund will notify you in writing and request that you increase your balance above the minimum initial investment amount within 30 days of the date of the notice. Such automatic redemption will not apply to current Acquired Fund shareholders receiving Acquiring Fund shares in the Reorganization.
Redemption Fees

Each Acquired Fund will redeem your shares at the net asset value next determined after your redemption request is received in proper form. There is no redemption fee charged by a Fund. However, if a shareholder uses the services of a broker-dealer for the redemption, there may be a charge by the broker-dealer to the shareholder for such services. The Funds reserve the right to impose or change redemption fees. If redemption fees are imposed in the future, the Funds reserve the right to waive such redemption fees.

Each Acquiring Fund will deduct a 1.00% redemption fee on your redemption amount if you sell your shares less than 30 days after your purchase. Shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. Shares held for 30 days or more are not subject to the 1.00% fee. Redemption fees are paid to an Acquired Fund directly and are designed to offset costs associated with fluctuations in an Acquired Fund’s asset levels and cash flow caused by short-term shareholder trading.
Payment of Redemption Proceeds	Redemption proceeds are normally paid in cash within seven days after the tender of shares.	Same as the Acquired Funds.
Redemptions In-Kind

Each Acquired Fund reserves the right to make payment for a redemption in securities rather than cash, which is known as a “redemption in kind.” While the Acquired Funds do not intend, under normal circumstances, to redeem their shares by payment in kind, it is possible that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for an Acquired Fund to pay for all redemptions in cash. In such a case, the Trustees may authorize payment to be made in readily marketable portfolio.

During conditions that make the payment of cash unwise and/or in order to protect the interests of the Acquiring Fund’s remaining shareholders, the Acquiring Fund reserves the right to pay redemptions by an “in-kind” distribution of portfolio securities (instead of cash) from the Acquiring Fund.

	Acquired Funds	Acquiring Funds
Dividends and Distributions	Each Acquired Fund distributes substantially all of its net investment income and net capital gains annually.	Each Acquiring Fund will make distributions of net investment income and net capital gains, if any, at least annually, typically in December. Each Acquiring Fund may make additional payments of dividends or distributions if it deems it desirable at any other time during the year.
Frequent Trading	The Acquired Funds are not intended for or suitable for market timers, and market timers are discouraged from becoming investors. The ability of new shareholders to establish an account, or for existing shareholders to add to their accounts is subject to modification or limitation if an Acquired Fund determines, in its sole opinion, that the shareholder or potential shareholder has engaged in frequent purchases or redemptions that may be indicative of market timing or otherwise disruptive trading which can have harmful effects for other shareholders.

IMST II discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm an Acquiring Fund’s performance. IMST II takes steps to reduce the frequency and effect of these activities on an Acquiring Fund. These steps may include monitoring trading activity and using fair value pricing. In addition, IMST II may take action, which may include using its best efforts to restrict a shareholder from making additional purchases in an Acquiring Fund, if that shareholder has engaged in four or more “round trips” in the Acquiring Fund during a 12-month period.

Net Asset Value Per Share (“NAV”)	The price at which you purchase or redeem shares is based on the next calculation of net asset value after an order is received in good form. An order is considered to be in good form if it includes a complete application and payment in full of the purchase amount. A share class’ net asset value is calculated by dividing the value of a share class’ total assets, less liabilities (including shares class expenses, which are accrued daily), by the total number of outstanding shares of each share class. The net asset value per share class is normally determined at the time regular trading closes on the New York Stock Exchange (“NYSE”), currently 4:00 p.m. Eastern time, Monday through Friday, except when the NYSE closes earlier. The Funds do not calculate share class’ net asset value on business holidays when the NYSE is closed.

The offering price of each class of the Funds’ shares is the NAV of that class (plus any sales charges, as applicable). The difference among the classes’ NAVs reflects the daily expense accruals of the distribution fees applicable to Investor Class Shares. Each Fund’s NAVs are calculated as of 4:00 p.m. Eastern Time, the normal close of regular trading on the NYSE, on each day the NYSE is open for trading. If for example, the NYSE closes at 1:00 p.m. New York time, each Fund’s NAVs would still be determined as of 4:00 p.m. New York time. In this example, portfolio securities traded on the NYSE would be valued at their closing prices unless the Trust’s Valuation Committee determines that a “fair value” adjustment is appropriate due to subsequent events. The NAV for each class is determined by dividing the value of a Fund’s portfolio securities, cash and other assets (including accrued interest) allocable to such class, less all liabilities (including accrued expenses) allocable to such class, by the total number of outstanding shares of such class. Each Fund’s NAVs may be calculated earlier if permitted by the SEC. The NYSE is closed on weekends and most U.S. national holidays. However, foreign securities listed primarily on non-U.S. markets may trade on weekends or other days on which the Funds do not value their shares, which may significantly affect the Funds’ NAVs on days when you are not able to buy or sell Fund shares.

	Acquired Funds	Acquiring Funds
Fair Valuation	The valuation of portfolio securities is determined in accordance with procedures established by, and under the direction of, the Trustees. In determining the value of an Acquired Fund’s total assets, portfolio securities are generally calculated at market value by quotations from the primary market in which they are traded. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. Each Acquired Fund normally uses pricing services to obtain market quotations. Securities and assets for which representative market quotations are not readily available or that cannot be accurately valued using an Acquired Fund’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees. Fair value pricing may be used, for example, in situations where (i) a portfolio security, such as a small-cap stock, is so thinly traded that there have been no transactions for that stock over an extended period of time or the validity of a market quotation received is questionable; (ii) the exchange on which the portfolio security is principally traded closes early; (iii) trading of the particular portfolio security is halted; (iv) the security is a restricted security not registered under federal securities laws purchased through a private placement not eligible for resale; or (v) the security is purchased on a foreign exchange.	The Acquiring Funds’ securities generally are valued at market price. Securities are valued at fair value when market quotations are not readily available. IMST II has adopted procedures to be followed when an Acquiring Fund must utilize fair value pricing, including when reliable market quotations are not readily available, when the Acquiring Fund’s pricing service does not provide a valuation (or provides a valuation that, in the judgment of the Advisor, does not represent the security’s fair value), or when, in the judgment of the Advisor, events have rendered the market value unreliable (see, for example, the discussion of fair value pricing of foreign securities in the paragraph below). Valuing securities at fair value involves reliance on the judgment of the Advisor and the IMST II Board (or a committee thereof) and may result in a different price being used in the calculation of the Acquiring Funds’ NAVs from quoted or published prices for the same securities. Fair value determinations are made in good faith in accordance with procedures adopted by the Board. There can be no assurance that an Acquiring Fund will obtain the fair value assigned to a security if it sells the security.

Acquired Funds	Acquiring Funds
Pursuant to policies adopted by the Trustees, Cognios Capital is responsible for notifying the Board of Trustees (or the Trust’s Fair Value Committee (“Fair Value Committee”)) when it believes that fair value pricing is required for a particular security. Each Acquired Fund’s policies regarding fair value pricing are intended to result in a calculation of the Acquired Fund’s net asset value that fairly reflects portfolio security values as of the time of pricing. A portfolio security’s fair value price may differ from the price next available for that portfolio security using an Acquired Fund’s normal pricing procedure, and may differ substantially from the price at which the portfolio security may ultimately be traded or sold. If such fair value price differs from the price that would have been determined using an Acquired Fund’s normal pricing procedures, a shareholder may receive more or less proceeds or shares from redemptions or purchases of Fund shares, respectively, than a shareholder would have otherwise received if the portfolio security was priced using an Acquired Fund’s normal pricing procedures. The performance of an Acquired Fund may also be affected if a portfolio security’s fair value price were to differ from the security’s price using an Acquired Fund’s normal pricing procedures. The Trustees monitor and evaluate each Acquired Fund’s use of fair value pricing.

In certain circumstances, the Acquiring Funds employ fair value pricing to ensure greater accuracy in determining daily NAVs and to prevent dilution by frequent traders or market timers who seek to exploit temporary market anomalies. Fair value pricing may be applied to foreign securities held by an Acquiring Fund upon the occurrence of an event after the close of trading on non-U.S. markets but before the close of trading on the NYSE when the Acquiring Fund’s NAV are determined. If the event may result in a material adjustment to the price of an Acquiring Fund’s foreign securities once non-U.S. markets open on the following business day (such as, for example, a significant surge or decline in the U.S. market), the Acquiring Fund may value such foreign securities at fair value, taking into account the effect of such event, in order to calculate the Fund’s Acquiring NAVs.

Other types of portfolio securities that an Acquiring Fund may fair value include, but are not limited to: (1) investments that are illiquid or traded infrequently, including “restricted” securities and private placements for which there is no public market; (2) investments for which, in the judgment of the Advisor, the market price is stale; (3) securities of an issuer that has entered into a restructuring; (4) securities for which trading has been halted or suspended; and (5) fixed income securities for which there is no current market value quotation.

Pricing services generally value debt securities assuming orderly transactions of an institutional round lot size, but such securities may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots.

Acquired Funds	Acquiring Funds
Pricing services generally value debt securities assuming orderly transactions of an institutional round lot size, but such securities may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots.

G.       Key Information about the Reorganizations

The following is a summary of key information concerning the Reorganizations. Keep in mind that more detailed information appears in the Reorganization Agreement, the form of which is attached to this Proxy Statement as Appendix C.

1.       Agreement and Plan of Reorganization

At the Special Meeting, the shareholders of each Acquired Fund will be asked to approve a Reorganization Agreement to reorganize the Acquired Fund into the corresponding Acquiring Fund. Under the Reorganization Agreement, shareholders of each Acquired Fund would receive a number of full and fractional Investor Class Shares and Class I Shares of the corresponding Acquiring Fund having an aggregate NAV at the time of the Reorganization equal to the aggregate NAV of the shareholders’ Investor Class Shares and Institutional Class Shares, respectively, in the Acquired Fund. Each Acquiring Fund is a newly organized fund that will commence operations upon the closing of the applicable Reorganization. If the Reorganization Agreement is approved by the shareholders of an Acquired Fund and the applicable Reorganization is completed, the Acquired Fund will transfer all of its assets to the corresponding Acquiring Fund in exchange for (i) a number of full and fractional shares of each class of the Acquiring Fund with an aggregate NAV equal to the aggregate NAV of the corresponding class of shares of the Acquired Fund as of the close of business on the closing day of the Reorganization (the “Closing”) and (ii) the assumption by the Acquiring Fund of all of the Acquired Fund’s liabilities. Immediately thereafter, the Acquired Fund will distribute each class of the Acquiring Fund shares received in the exchange pro rata to its shareholders holding the corresponding class of the Acquired Fund’s shares by instructing IMST II’s transfer agent to establish accounts in the Acquiring Fund’s share records in the names of those shareholders and transferring those Acquiring Fund shares to those accounts in complete liquidation of the Acquired Fund. The expenses associated with a Reorganization will not be borne by the applicable Acquired Fund or the corresponding Acquiring Fund. Certificates evidencing Acquiring Fund shares will not be issued to the Acquired Fund’s shareholders.

The holding period for an Acquired Fund’s shares will carry over to the corresponding Acquiring Fund shares received by shareholders in the Reorganization for purposes of determining the application of any applicable redemption or exchange fees. Upon completion of a Reorganization, each shareholder of the applicable Acquired Fund will own a number of full and fractional Investor Class or Class I Shares of the corresponding Acquiring Fund equal in aggregate net asset value at the time of the Reorganization to the aggregate NAV of such shareholder’s Investor Class or Institutional Class Shares, as the case may be, in the Acquired Fund.

Until the Closing, shareholders of an Acquired Fund will continue to be able to redeem their shares at the NAV next determined after receipt by the Acquired Fund’s transfer agent of a redemption request in proper form. Redemption and purchase requests received by the transfer agent after the Closing will be treated as requests received for the redemption or purchase of shares of the corresponding Acquiring Fund received by the shareholder in connection with the Reorganization. After the Reorganization, all of the issued and outstanding shares of the Acquired Fund will be canceled on the books of the Acquired Fund and the transfer books of the Acquired Fund will be permanently closed. If the Reorganization is completed, shareholders will be free to redeem the shares of the corresponding Acquiring Fund that they receive in the transaction at their then-current NAV. Shareholders of the Acquired Fund may wish to consult their tax advisors as to any different consequences of redeeming their shares prior to the Reorganization or exchanging such shares for shares of the corresponding Acquiring Fund in the Reorganization.

Each Reorganization is subject to a number of conditions, including, without limitation, the approval of the Reorganization Agreement by the shareholders of the applicable Acquired Fund and the receipt of a legal opinion from counsel to IMST II with respect to certain tax issues. Assuming satisfaction of the conditions in the Reorganization Agreement, the Reorganization is expected to be effective on March 5, 2021, or such other date agreed to by the Trust and IMST II.

MFAC and UMBFS have agreed to pay costs relating to the proposed Reorganizations, including the costs relating to the Special Meeting and to preparing and filing the registration statement that includes this Proxy Statement, except if and to the extent that payment of those costs would result in certain adverse tax consequences. MFAC and UMBFS will also incur the costs associated with the solicitation of proxies, including the cost of copying, printing and mailing proxy materials. The Reorganization Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of an Acquired Fund and the corresponding Acquiring Fund, notwithstanding approval of the Reorganization Agreement by the Acquired Fund’s shareholders, provided that no such amendment after such approval may have the effect of changing the Reorganization Agreement to the detriment of such shareholders without their further approval. In addition, the Reorganization Agreement may be terminated at any time prior to the Closing by the Board or the IMST II Board if, among other reasons, the Board or the IMST II Board determines that a Reorganization is not in the best interests of its shareholders.

The foregoing summary of each Reorganization Agreement is qualified in its entirety by the terms and provisions of the Reorganization Agreement, the form of which is attached to this Proxy Statement in Appendix C.

2.       Description of the Acquiring Funds’ Shares

Each Acquiring Fund’s shares issued to the shareholders of the corresponding Acquired Fund pursuant to the Reorganization will be duly authorized, validly issued, fully paid and non-assessable when issued, will be transferable without restriction and will have no preemptive or conversion rights. The Acquiring Fund’s shares will be sold and redeemed based upon the NAV per share of the relevant class of the Acquiring Fund next determined after receipt of the purchase or redemption request, as described in the Acquiring Fund’s Prospectus. The chart below indicates which Acquiring Fund share class you will receive in the Reorganization, depending on which corresponding Acquired Fund share class you currently own:

Acquired Funds	Acquiring Funds
Investor Class Shares	Investor Class Shares
Institutional Class Shares	Class I Shares

3.       Board Considerations Relating to the Proposed Reorganization

AXS, the Acquired Funds’ investment advisor, recommended that the Board of the Trust approve the Reorganization. The Board considered the Reorganization at a meeting held on October 20, 2020 and by follow-up written consent. At its meeting and afterwards, the Board evaluated materials regarding each Acquired Fund and the corresponding Acquiring Fund. They considered and discussed a draft of the Reorganization Agreement contained in the materials.

The Board reviewed the responses to the questionnaire provided by AXS and IMST II regarding the proposed Reorganization and the expenses and service providers for the Acquiring Funds. The Board noted that AXS, the investment advisor for the Acquired Funds, has recommended the Reorganizations. AXS currently managed other series of IMST II and desires to bring the Acquired Funds within the structure of IMST II. The Board also noted that AXS believes the Acquired Funds and their shareholders will benefit from reorganizing into IMST II. In particular, AXS believes the Acquired Funds may experience economies of scale from becoming part of a large fund complex. In addition, AXS believes reorganizing into IMST II may provide the Acquired Funds with enhanced distribution opportunities that may provide the potential to increase each Acquired Fund’s assets in the future, which could potentially add size and scale and result in decreased operating expenses over the long term.

The Board reviewed the expected total operating expense ratio for each Acquiring Fund, noting that the total annual operating expenses of each Acquiring Fund before waivers are expected to be lower than the current expenses of the corresponding Acquired Fund before waivers. The Board also noted that, for at least a two-year period, AXS has agreed to an expense cap for each Acquiring Fund that will have the same economic effect as AXS’ current expense limitation agreement with the corresponding Acquired Fund. The Board noted that each Acquiring Fund would have the same investment objective and substantially similar investment strategies as the corresponding Acquired Fund following the close of the applicable Reorganization. After careful consideration, the Trustees (including all Trustees who are not “interested persons” of the Acquired Funds), determined that each Reorganization would not dilute the interests of the applicable Acquired Fund’s existing shareholders.

In approving each proposed Reorganization, the Trustees, including the Independent Trustees (with the advice and assistance of independent counsel) also considered, among other things:

●	the expectation that the Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code and that the applicable Acquired Fund and the shareholders generally will not recognize gain or loss for U.S. federal income tax purposes in the Reorganization;

●	that the investment objectives of the Acquired Fund and the Acquiring Fund are the same, and the strategies and policies are substantially similar;

●	that the investment advisor, sub-advisor, and portfolio managers of each Acquired Fund will continue as investment advisor, sub-advisor and portfolio managers of the corresponding Acquiring Fund;

●	that the advisory fees to be paid to AXS under the Acquiring Funds’ investment advisory agreement would be the same as those paid to AXS under the Acquired Funds’ Interim Advisory Agreement;

●	that the total annual operating expenses of each Acquiring Fund before waivers are expected to be lower than the current expenses of the corresponding Acquired Fund before waivers;

●

that AXS had agreed, for a period of two years from the date of the Reorganization, to enter into an expense limitation agreement with each Acquiring Fund that will have the same economic effect as AXS’ current expense limitation agreement with the corresponding Acquired Fund;

●	that the sub-advisory fees to be paid to Cognios Capital under the Acquiring Funds’ investment sub-advisory agreement would be paid by AXS from its fee that it receives from the Acquiring Funds;
●	that AXS and Cognios Capital would have the ability to recoup previously waived fees and expense reimbursements from each Acquiring Fund after the Reorganization;

●	the qualifications and experience of the Acquiring Funds’ service providers;

●	that the Reorganization would not result in the dilution of the Acquired Fund shareholders’ interests;

●	that the Acquired Funds would not bear the costs of the proposed Reorganization;

●	that the proposed Reorganizations will be submitted to the shareholders of each Acquired Fund for their approval; and

●	that shareholders of the Acquired Funds who do not wish to become shareholders of the Acquiring Funds may redeem their Acquired Fund shares before the Reorganization.

The Board also considered that both AXS and Cognios Capital have an interest in recommending the Reorganization to the Board. If shareholders of the Acquired Funds approve the Reorganization, AXS and Cognios Capital will continue as investment advisor and investment sub-advisor, respectively, and receive fees for their services to the Acquiring Funds. In addition, Cognios Capital has entered into an Asset Purchase Agreement with AXS for the sale of assets related to the management of the Acquired Funds. Pursuant to the Asset Purchase Agreement, Cognios Capital will receive certain payments from AXS following the Reorganization, which will be made by AXS from its own resources and not by the Acquiring Funds or their shareholders. In this regard the Board considered that IMST II has represented that the Acquiring Funds will comply with Section 15(f) of the 1940 Act (which is discussed in further detail below).

After consideration of these and other factors it deemed appropriate, the Board determined that each Reorganization as proposed would not dilute the interests of the applicable Acquired Fund’s existing shareholders. The Board, including those Board members who are not “interested persons” of the Trust, as defined in the 1940 Act, unanimously approved the Reorganization of each Acquired Fund, subject to approval by its shareholders. The Board noted that if shareholders of an Acquired Fund do not approve the Reorganization, the Acquired Fund would not be reorganized into the corresponding Acquiring Fund, and that the Board will consider what further actions to take with respect to such Acquired Fund that will not be reorganized, including potentially exploring other reorganization options, approving another advisor or approving the liquidation of such Acquired Fund.

4.       Federal Income Tax Consequences

For each year of its existence, each Acquired Fund has had in effect an election to be, and the Trust believes the Acquired Fund has qualified for treatment as, a “regulated investment company” under the Code. Accordingly, the Trust believes each Acquired Fund has been, and will continue through the Closing to be, generally relieved of any federal income tax liability on its taxable income and gains it distributes to shareholders in accordance with Subchapter M of the Code.

As a condition to the Closing of each Reorganization, the Trust will receive an opinion of counsel with respect to that Reorganization substantially to the effect that for federal income tax purposes:

●	The Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and each of the applicable Acquired Fund and the corresponding Acquiring Fund will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

●	No gain or loss will be recognized by the applicable Acquired Fund upon the transfer of all its assets to the corresponding Acquiring Fund solely in exchange for the Acquiring Fund’s shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund, or upon the distribution of the Acquiring Fund’s shares to the shareholders of the Acquired Fund, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;

●	The tax basis in the hands of the corresponding Acquiring Fund of each asset transferred from the applicable Acquired Fund to the Acquiring Fund in the Reorganization will be the same as the tax basis of such asset in the hands of the Acquired Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Fund on the transfer;

●	The holding period in the hands of the corresponding Acquiring Fund of each asset transferred from the applicable Acquired Fund to the Acquiring Fund in the Reorganization, other than assets with respect to which gain or loss is required to be recognized, will include the Acquired Fund’s holding period for such asset (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset);

●	No gain or loss will be recognized by the corresponding Acquiring Fund upon its receipt of all the assets of the applicable Acquired Fund solely in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund as part of the Reorganization;

●	No gain or loss will be recognized by the Acquired Fund shareholders upon the exchange of their Acquired Fund shares for Acquiring Fund shares as part of the Reorganization;

●	The aggregate tax basis of the shares of the corresponding Acquiring Fund that each shareholder of the applicable Acquired Fund receives in the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor;

●	Each Acquired Fund shareholder’s holding period for the corresponding Acquiring Fund shares received in the Reorganization will include the Acquired Fund shareholder’s holding period for the applicable Acquired Fund shares exchanged therefor, provided that the Acquired Fund shareholder held such Acquired Fund shares as capital assets on the date of the exchange; and

●	The taxable year of the applicable Acquired Fund will not end as a result of the Reorganization.

In rendering the opinion, counsel will rely upon, among other things, certain facts and assumptions and certain representations of the Trust, IMST II, the applicable Acquired Fund and the corresponding Acquiring Fund. The condition that the parties to the Reorganization receive such an opinion may not be waived.

No tax ruling has been or will be received from the Internal Revenue Service (“IRS”) in connection with either Reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

Although the Trust is not aware of any adverse state income tax consequences, the Trust has not made any investigation as to those consequences for the shareholders. Because each shareholder may have unique tax issues, shareholders should consult their own tax advisors.

5.       Comparison of Forms of Organization and Shareholder Rights

Form of Organization. The Trust and IMST II are each Delaware statutory trusts governed by their respective Agreement and Declaration of Trust, By-Laws, and Board of Trustees. The operations of the Trust and IMST II are also governed by applicable state and federal law. As a result, there are no material differences between the rights of shareholders under the governing state laws of the Trust and IMST II except differences in rights provided for in the respective governing instruments of these entities, some of which are discussed below.

Shares. The Trust and IMST II are each authorized to issue an unlimited number of shares of beneficial interest.

Shareholder Voting Rights, Quorum, Required Vote and Action by Written Consent. Pursuant to the Trust Declaration of Trust, shareholders of the Trust have the power to vote only for the following: (a) the election of Trustees, including the filling of any vacancies in the Board of Trustees; (b) with respect to such additional matters relating to the Trust as may be required by the Trust’s Declaration of Trust, the By-Laws, the 1940 Act or any registration statement of the Trust filed with the SEC; and (c) such other matters as the Board of Trustees may consider necessary or desirable.

Except when a larger quorum is required by applicable law, the Trust’s Declaration of Trust or the By-Laws, thirty-three and one-third percent (33-1/3%) of the shares present in person or represented by proxy and entitled to vote at a shareholder meeting shall constitute a quorum at such meeting. When a separate vote by one or more series or classes is required, thirty-three and one-third percent (33-1/3%) of the shares of each such series or class present in person (or via a virtual meeting, if applicable) or represented by proxy and entitled to vote shall constitute a quorum at a shareholder meeting of such series or class. Any lesser number shall be sufficient for adjournments.

All shares of the Trust entitled to vote on a matter shall vote on the matter, separately by series and, if applicable, by class, subject to: (a) where the 1940 Act requires all shares of the Trust to be voted in the aggregate without differentiation between the separate series or classes, then all of the Trust’s shares shall vote in the aggregate; and (b) if any matter affects only the interests of some but not all Series or classes, then only the Shareholders of such affected Series or classes shall be entitled to vote on the matter. A shareholder of record of each share shall be entitled to one vote for each full share, and a fractional vote for each fractional share. There shall be no cumulative voting in the election of Trustees or on any other matter. Shareholders may take any action as to the Trust or any series or class without a meeting if a consent in writing setting forth the action to be taken is signed by the holders of shares having not less than the minimum number of votes that would be necessary to authorize or take that action at a meeting at which all shares entitled to vote on that action were present and voted.

Pursuant to the IMST II Declaration of Trust, shareholders have the power to vote only for the following (each to the extent and as provided by the IMST II Declaration of Trust): (i) for the election and removal of Trustees, (ii) with respect to the approval of termination in accordance with the 1940 Act of any contract with any one or more corporations, trusts, associations, partnerships, limited partnerships, limited liability companies or other organizations or individuals who provide services for or on behalf of IMST II and its series, including investment advisory services, as to which shareholder approval is required by the 1940 Act, (iii) with respect to any reorganization of IMST II or any series; (iv) with respect to any amendment of the IMST II Declaration of Trust; (v) to the same extent as the stockholders of a Delaware business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of IMST II or any series, or the shareholders of any of them, and (vi) with respect to such additional matters relating to IMST II as may be required by the 1940 Act, the IMST II Declaration of Trust, IMST II’s by-laws or any registration of IMST II with the SEC or any State, or as the Trustees may consider necessary or desirable.

The presence in person or by proxy of one-third of the holders of shares of IMST II entitled to vote shall be a quorum for the transaction of business at a shareholder meeting. Any lesser number shall be sufficient for adjournments. A majority shareholder vote at a meeting at which a quorum is present shall decide any question, except when a different vote is required or permitted by any provision of the 1940 Act or other applicable law or by the IMST II Declaration of Trust or IMST II’s By-Laws, or when the Trustees shall in their discretion require a larger vote or the vote of a majority or larger fraction of the shares of one or more particular series. On each matter submitted to a vote of shareholders of the Acquiring Fund, each shareholder is entitled to one vote for each whole share and each fractional share is entitled to a fractional vote. There is no cumulative voting in the election or removal of Trustees. Subject to the provisions of the 1940 Act and other applicable law, any action taken by shareholders may be taken without a meeting if a majority of shareholders entitled to vote on the matter (or such larger proportion thereof or of the shares of any particular series as shall be required by the 1940 Act or by any express provision of the IMST II Declaration of Trust or the IMST II by-laws or as shall be permitted by the IMST II Trustees) consent to the action in writing and if the writings in which such consent is given are filed with the records of the meetings of shareholders.

Shareholder Meetings. Neither the Acquired Fund nor the Acquiring Fund is required to hold annual shareholders’ meetings under the Delaware Statutory Trust Act or its respective governing instruments unless required by applicable federal law.

Shareholder Liability. Pursuant to the Trust Declaration of Trust, neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust, shall have any power to bind personally any shareholder, nor, except as specifically provided in the Trust Declaration of Trust, to call upon any shareholder for the payment of any sum of money or assessment whatsoever other than such as the shareholder may at any time personally agree to pay. IMST II’s governing instruments disclaim shareholder liability for the debts, liabilities, obligations and expenses of IMST II or any of their respective series and provide indemnification for all losses and expenses of any shareholder held liable for the obligations of the Acquired Fund and Acquiring Fund, respectively. Shareholders of the Trust and IMST II have the same limitation of personal liability as is extended to shareholders of a Delaware for-profit corporation.

Trustee Liability. Both the Trust and IMST II indemnify trustees against all liabilities and expenses incurred by reason of being a trustee to the fullest extent permitted by law, except that the Trust and IMST II do not provide indemnification for liabilities due to a trustee’s willful misfeasance, bad faith, gross negligence or reckless disregard of such trustee’s duties.

Amendments to Declaration of Trust. The Trust Board may amend the Declaration of Trust at any time by an instrument in writing signed by a majority of the Board of Trustees and, if required, by approval of such amendment by shareholders. The IMST II Board may amend the IMST II Declaration of Trust by an instrument signed by a majority of the IMST II Board so long as such amendment does not adversely affect the rights of any shareholder with respect to which such amendment is or purports to be applicable and so long as such amendment is not in contravention of applicable law, including the 1940 Act.

The foregoing is a very general summary of certain provisions of the governing instruments and by-laws of the Trust and IMST II. It is qualified in its entirety by reference to the respective governing instruments and by-laws.

6.       Fiscal Year End

The fiscal year end for each Acquired Fund is June 30 and each corresponding Acquiring Fund is September 30.

7.       Capitalization

The following table shows, as of November 24, 2020, (1) the unaudited capitalization of each Acquired Fund and unaudited capitalization of each corresponding Acquiring Fund, and (2) the pro forma combined capitalization of the Acquiring Funds, giving effect to the proposed Reorganizations as of that date:

AXS Alternative Value Fund

(unaudited)	Acquired Fund	Acquiring Fund
Net Assets		(Pro Forma)
Investor Class Shares	$477,310	$477,310
Institutional Class/Class I Shares	$818,004	$818,004
Total	$1,295,314	$1,295,314
Shares Outstanding
Investor Class Shares	48,457	48,457
Institutional Class/Class I Shares	82,875	82,875
Total	131,332	131,332
Net Asset Value per Share
Investor Class Shares	$9.85	$9.85
Institutional Class/Class I Shares	$9.87	$9.87

AXS Market Neutral Fund

(unaudited)	Acquired Fund	Acquiring Fund
Net Assets		(Pro Forma)
Investor Class Shares	$3,486,647	$3,486,647
Institutional Class/Class I Shares	$18,450,222	$18,450,222
Total	$21,936,869	$21,936,869
Shares Outstanding
Investor Class Shares	358,105	358,105
Institutional Class/Class I Shares	1,857,465	1,857,465
Total	2,215,570	2,215,570
Net Asset Value per Share
Investor Class Shares	$9.74	$9.74
Institutional Class/Class I Shares	$9.93	$9.93

8.       Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act provides a non-exclusive safe harbor for an investment advisor or any affiliated persons thereof to receive any amount or benefit in connection with a sale of securities of, or any other interest in, such advisor which results in an assignment of an investment advisory contract with an investment company as long as two conditions are met.

●	First, no “unfair burden” may be imposed on the investment company as a result of the transaction, or any express or implied terms, conditions or understandings applicable thereto. As defined in the 1940 Act, the term “unfair burden” includes any arrangement during the two-year period after the date on which such transaction occurs whereby the investment advisor (or predecessor or successor advisor) or any interested person of any such advisor receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter of the investment company). The Acquiring Funds are not aware of any circumstances relating to the Reorganizations that might result in the imposition of such an “unfair burden” on the Acquired Funds.

●

Second, during the three-year period immediately following the transaction, at least 75% of an investment company’s board of directors must not be “interested persons” of the investment advisor or the predecessor investment advisor within the meaning of the 1940 Act. The IMST II Board will satisfy this condition at the time of the Reorganization.

H.       Additional Information about the Funds

1.       Past Performance of the Acquired Funds

Performance Summary

The following past performance information for each Acquired Fund is set forth below, including: (1) a bar chart showing changes in the Acquired Fund’s performance for Institutional Class Shares from year to year for the calendar years since the Acquired Fund’s inception, and (2) a table detailing how the average annual total returns of the Acquired Fund, both before and after taxes, compared to those of broad-based market indices. The after-tax returns are shown for Institutional Class Shares only and are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. After-tax returns for classes other than Institutional Class Shares will vary from returns shown for Institutional Class Shares. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Acquired Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The bar charts and tables below provide some indication of the risks of investing in each Acquired Fund by showing changes in the Acquired Fund’s performance from year to year for Institutional Class Shares and by showing how the average annual total returns of the Acquired Fund compare with the average annual total returns of broad-based market indices. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. Updated performance information is available at no cost by calling 1-888-553-4233. An Acquired Fund’s past performance, before and after taxes, is not necessarily an indication of how the Acquired Fund will perform in the future. If the Reorganization is approved, each Acquiring Fund will assume the performance history of its corresponding Acquired Fund.

AXS Alternative Value Fund

Calendar-Year Total Return (before taxes) for Institutional Class Shares

The year-to-date return as of September 30, 2020 was (3.25)%.

Institutional Class Shares
Highest Calendar Quarter Return at NAV	15.56%	Quarter Ended 3/31/2019
Lowest Calendar Quarter Return at NAV	(11.76)%	Quarter Ended 12/31/2018

Average Annual Total Returns (for periods ended December 31, 2019)	1 Year	Since Inception (10/03/2016)
Institutional Class Shares - Return Before Taxes	31.25%	13.59%
Institutional Class Shares - Return After Taxes on Distributions*	28.70%	10.03%
Institutional Class Shares - Return After Taxes on Distributions and Sale of Fund Shares*	20.64%	10.14%
Investor Class Shares - Return Before Taxes	31.58%	13.47%
S&P 500® Total Return Index** (Reflects No Deductions for Fees, Expenses or Taxes)	31.49%	15.49%
Russell 1000® Value Total Return Index*** (Reflects No Deductions for Fees, Expenses or Taxes)	26.54%	11.24%

*	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After–tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Class Shares only and after-tax returns for classes other than Institutional Class Shares will vary from returns shown for Institutional Class Shares.

**	The S&P 500® Total Return Index is a broad unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and individuals cannot invest directly in any index.

***	The Russell 1000® Value Total Return Index measures the performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and individuals cannot invest directly in any index.

AXS Market Neutral Fund

Calendar-Year Total Return (before taxes) for Institutional Class Shares

The year-to-date return as of September 30, 2020, was 0.19%.

Institutional Class Shares
Highest Calendar Quarter Return at NAV	6.70%	Quarter Ended 03/31/2016
Lowest Calendar Quarter Return at NAV	(4.98)%	Quarter Ended 09/30/2016

Average Annual Total Returns (for periods ended December 31, 2019)	1 Year	5 Years	Since Inception (12/31/2012)
Institutional Class Shares - Return Before Taxes	(0.67)%	2.75%	3.56%
Institutional Class Shares- Return After Taxes on Distributions*	(0.67)%	2.60%	2.51%
Institutional Class Shares - Return After Taxes on Distributions and Sale of Fund Shares*	(0.42)%	2.15%	2.37%
Investor Class Shares - Return Before Taxes	(0.97)%	2.49%	3.31%
S&P 500® Total Return Index* (reflects no deductions for fees, expenses or taxes)	31.49%	11.69%	14.72%

*	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After–tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Class Shares only and after-tax returns for classes other than Class I will vary from returns shown for Institutional Class Shares.

**	The S&P 500® Total Return Index is an unmanaged index of 500 common stocks chosen for the market size, liquidity and industry group representation. It is a market-value weighted index.

Portfolio Turnover

The Acquired Funds and the Acquiring Funds pay transaction costs, such as commissions, when buying and selling securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Funds’ performance. During the most recent fiscal year, the portfolio turnover rate for the AXS Alternative Value Fund was 74% of the average value of its portfolio, and the portfolio turnover rate for the AXS Market Neutral Fund was 137% of the average value of its portfolio.

2.	Trustees and Service Providers for the Acquired Funds and Acquiring Funds

The Trust and IMST II are operated by their respective board of trustees and officers appointed by each board. The Reorganization will, therefore, result in a change in the board of trustees.

Trustees of the Trust

The Board of Trustees of the Trust has four trustees, three of whom are not “interested persons of the trust” as that term is defined under the 1940 Act. The following individuals comprise the Board: Kelley J. Brennan, Steven D. Poppen, Tobias Caldwell, and Randall K. Linscott (interested Trustee).

Trustees of IMST II

The IMST II Board of Trustees has six trustees, four of whom are not “interested persons of the trust” as that term is defined under the 1940 Act. The following individuals comprise the IMST II Board: Thomas Knipper, Kathleen K. Shkuda, Larry D. Tashjian and John P. Zader, Eric M. Banhazl (interested Trustee) and Terrance P. Gallagher (interested Trustee).

Service Providers

The following chart describes the service providers to the Trust and IMST II:

	Trust	IMST II
Administrator	M3Sixty Administration, LLC 4300 Shawnee Mission Pkwy, Suite 100 Fairway, Kansas 66205	Mutual Fund Administration, LLC 2220 E. Route 66, Suite 226 Glendora, California 91740 UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, Wisconsin 53212
Distributor	ALPS Distributors, Inc. 1290 Broadway, Suite 1100 Denver, Colorado 80203	IMST Distributors, LLC* Three Canal Plaza, Suite 100 Portland, Maine 04101
Transfer Agent	M3Sixty Administration, LLC 4300 Shawnee Mission Pkwy, Suite 100 Fairway, Kansas 66205	UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, Wisconsin 53212
Independent Registered Public Accounting Firm	BBD, LLP 1835 Market Street, 3rd Floor Philadelphia, PA 19103	Tait, Weller & Baker LLP Two Liberty Place 50 South 16th Street, Suite 2900 Philadelphia, Pennsylvania 19102
Custodian	MUFG Union Bank®, N.A. 350 California Street, Suite 2018 San Francisco, CA 94104	UMB Bank, n.a. 928 Grand Boulevard, 5th Floor Kansas City, Missouri 64106

*	IMST Distributors, LLC is a wholly owned subsidiary of Foreside Fund Services, LLC.

The Board unanimously recommends that the shareholder of each Acquired Fund vote FOR the approval of the Reorganization.

III.	Voting Information

A.	General Information

How to Vote

This Proxy Statement is being provided in connection with the solicitation of proxies by the Board to solicit your vote at a special meeting of shareholders of the Acquired Funds. The Special Meeting will be held at the offices of M3Sixty Administration, LLC, 4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66205 on February 26, 2021 at 11:00 a.m. local time. However, as we are concerned about your health and safety during the current coronavirus (COVID-19) pandemic, we intend to monitor the recommendations of public health officials and governmental restrictions as the situation continues to evolve. If we decide to hold the Special Meeting at a different time or in a different location, we will make an announcement in the manner discussed in these materials.

You may vote in one of the following ways:

●	in person at the Special Meeting;

●	complete and sign the enclosed proxy card and mail it to us in the prepaid return envelope (if mailed in the United States);

●	vote on the Internet at the website address listed on your proxy card;

●	call the toll-free number listed on your proxy ballot to reach an automated touchtone voting line; or

●	call the toll-free number listed on your proxy ballot to speak with a live operator Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern time.

You may revoke a proxy once it is given. If you desire to revoke a proxy, you must submit a subsequent later dated proxy or a written notice of revocation to the applicable Acquired Fund. You may also give written notice of revocation in person at the Special Meeting. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy, or, if no specification is made, FOR each proposal.

Quorum

Only shareholders of record on November 30, 2020 (the “Record Date”) are entitled to receive notice of and to vote at the Special Meeting or at any adjournment thereof. Each whole share of an Acquired Fund held as of the Record Date is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. The presence in person or by proxy of shareholders owning thirty-three and one-third percent (33-1/3%) of the outstanding shares of an Acquired Fund that are entitled to vote will be considered a quorum for the transaction of business with respect to such Acquired Fund. Any lesser number shall be sufficient for adjournments.

Vote Required

Approval of each proposal will require the affirmative vote of a majority of the outstanding shares of the applicable Acquired Fund entitled to vote at the Special Meeting. For this purpose, the term “vote of a majority of the outstanding shares entitled to vote” means the vote of the lesser of (1) 67% or more of the voting securities present at the Special Meeting, if more than 50% of the outstanding voting securities of an Acquired Fund are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of an Acquired Fund.

If the shareholders of an Acquired Fund do not approve the Reorganization, then the Reorganization of such Acquired Fund will not be implemented and the Acquired Fund will continue to operation within the Trust. With respect to each Acquired Fund, AXS will serve as investment advisor under the Interim Advisory Agreement and Cognios Capital will serve as investment sub-advisor under the Interim Sub-Advisory Agreement for the 150-day period allowed in accordance with Rule 15a-4 under the 1940 Act. Following that 150-day period, if a Reorganization has not been approved and completed, AXS will no longer serve as investment advisor and Cognios Capital will no longer serve as investment sub-advisor to the applicable Acquired Fund. In such case, the Board will take such further action as it deems to be in the best interests of the Acquired Fund, including potentially exploring other reorganization options, approving another advisor or liquidating the Acquired Fund.

Adjournments

If a quorum of shareholders of an Acquired Fund is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve the proposal described in this Proxy Statement are not received, the persons named as proxies may, but are under no obligation to, propose one or more adjournments of the Special Meeting of the Acquired Fund to permit further solicitation of proxies. Any business that might have been transacted at the Special Meeting with respect to the Acquired Fund may be transacted at any such adjourned session(s) at which a quorum is present. The Special Meeting with respect to an Acquired Fund may be adjourned from time to time by a majority of the votes of the Acquired Fund properly cast upon the question of adjourning the Special Meeting of the Acquired Fund to another date and time, whether or not a quorum is present, and the Special Meeting of the Acquired Fund may be held as adjourned without further notice. The persons designated as proxies may use their discretionary authority to vote on questions of adjournment and on any other proposals raised at the Special Meeting to the extent permitted by the SEC’s proxy rules, including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules.

Effect of Abstentions and Broker “Non-Votes”

All proxies voted, including abstentions, will be counted toward establishing a quorum. Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request instructions of such clients on how to vote their shares before the Special Meeting. Under the rules of the NYSE, such broker-dealer firms may for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. However, because the each proposal is not a “routine” matter, if you do not give instructions to your broker, your broker will not be able to vote your shares with respect to the applicable proposal. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

Assuming the presence of a quorum, abstentions will have the effect of votes against a proposal. Abstentions will have no effect on the outcome of a vote on adjournment.

B.	Method and Cost of Solicitation

This Proxy Statement is being sent to you in connection with the solicitation of proxies by the Board for use at the Special Meeting. The close of business on November 30, 2020 is the Record Date for determining the shareholders of the Acquired Funds entitled to receive notice of the Special Meeting and to vote, and for determining the number of shares that may be voted, with respect to the Special Meeting or any adjournment thereof. The Trust expects that the solicitation of proxies will be primarily by mail and telephone. MFAC and UMBFS have retained AST Fund Solutions (“AST”) to provide proxy services, at an anticipated cost of approximately $8,600. MFAC and UMBFS will bear the costs of the Special Meeting, including legal costs, the costs of retaining AST, and other expenses incurred in connection with the solicitation of proxies.

C.	Right to Revoke Proxy

Any shareholder giving a proxy may revoke it before it is exercised at the Special Meeting, either by providing written notice to the Trust, by submission of a later-dated, duly executed proxy or by voting in person (or via a virtual meeting, if applicable) at the Special Meeting. A prior proxy can also be revoked by proxy voting again through the toll-free number listed in the enclosed Voting Instructions. If not so revoked, the votes will be cast at the Special Meeting, and any postponements or adjournments thereof. Attendance by a shareholder at the Special Meeting does not, by itself, revoke a proxy.

D.	Voting Securities and Principal Holders

Shareholders of the Acquired Funds at the close of business on the Record Date will be entitled to be present and vote at the Meeting. Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held. As of November 30, 2020, 131,334.793 shares of the AXS Alternative Value Fund (48,459.7900 Investor Class Shares and 82,875.003 Institutional Class Shares) and 2,127,871.88 shares of the AXS Market Neutral Fund (343,451.4840 Investor Class Shares and 1,784,420.396 Institutional Class shares) were outstanding.

There were no outstanding shares of the Acquiring Funds on the Record Date, as the Acquiring Funds had not yet commenced operations.

A principal shareholder is any person who directly owns (of record) or beneficially owns 5% or more of the outstanding shares of an Acquired Fund. Persons holding more than 25% of the outstanding shares of an Acquired Fund may be deemed to have “control” (as that term is defined in the 1940 Act). Shareholders with a controlling interest could affect the outcome of voting or the direction of management of an Acquired Fund.

Control Persons and Principal Shareholders

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the respective Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of such control. As of November 30, 2020, the following persons were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of the respective Fund.

Shareholder Name/Address	Percentage of Total Outstanding Investor Class Shares of the AXS Alternative Value Fund
Charles Schwab & Co. Inc. Special/Custody ACCT FBO Customers ATTN Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	46.80%
National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	27.11%
TD Ameritrade Inc. FBO Our Customers PO Box 2226 Omaha, NE 68103-2226	20.33%
Charles Schwab & Co Inc. 211 Main Street San Francisco, CA 94105	5.76%

Shareholder Name/Address	Percentage of Total Outstanding Institutional Class Shares of the AXS Alternative Value Fund
Charles Schwab & Co. Inc. Special/Custody ACCT FBO Customers ATTN Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	43.36%
National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	56.49%

Shareholder Name/Address	Percentage of Total Outstanding Investor Class Shares of the AXS Market Neutral Fund
Charles Schwab & Co. Inc. Special/Custody ACCT FBO Customers ATTN Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	51.50%
TD Ameritrade Inc. FBO Our Customers PO Box 2226 Omaha, NE 68103-2226	5.05%

Shareholder Name/Address	Percentage of Total Outstanding Institutional Class Shares of the AXS Market Neutral Fund
Charles Schwab & Co. Inc. Special/Custody ACCT FBO Customers ATTN Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	24.02%
TD Ameritrade Inc. FBO Our Customers PO Box 2226 Omaha, NE 68103-2226	14.85%
National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	10.36%
UBS WM USA/ SPEC CDY A/C EBOC UBSFSI ATTN Department Manager 1000 Harbor Blvd. Weehawken, NJ 07086	9.62%

E.	Interest of Certain Persons in the Transaction

AXS may be deemed to have an interest in the Reorganization because it will become investment advisor to each Acquiring Fund and will receive fees from the Acquiring Fund for its services as investment advisor. Cognios Capital may be deemed to have an interest in the Reorganization because it will become a sub-advisor to the Acquiring Funds and will receive fees for its services as sub-advisor (which will be paid by AXS). In addition, Cognios Capital has entered into an Asset Purchase Agreement with AXS for the sale of assets related to the management of the Acquired Funds. Pursuant to the Asset Purchase Agreement, Cognios Capital will receive certain payments from AXS following the Reorganization, which will be made by AXS from its own resources and not by the Acquiring Funds or their shareholders.

IV.	Miscellaneous Information

A.	Other Business

The Board knows of no other business to be brought before the Special Meeting. If any other matters come before the Special Meeting, the Board intends that proxies that do not contain specific restrictions to the contrary will be voted on those matters in accordance with the judgment of the persons named in the enclosed proxy card.

B.	Next Meeting of Shareholders

The Acquired Funds are not required and do not intend to hold annual or other periodic meetings of shareholders except as required by the 1940 Act. By observing this policy, the Acquired Funds seek to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholder meetings, as well as the related expenditure of staff time. If the Reorganizations are not completed, the next meeting of the shareholders of each Acquired Fund will be held at such time as the Board may determine or at such time as may be legally required. Any shareholder proposal intended to be presented at such meeting must be received by the Trust at its office at a reasonable time before the Trust begins to print and mail its proxy statement, as determined by the Board, to be included in the Acquired Funds’ proxy statement and form of proxy relating to that meeting, and must satisfy all other legal requirements.

C.	Legal Matters

Certain legal matters concerning the issuance of shares of the Acquiring Funds in connection with the Reorganizations and the tax consequences of the Reorganizations will be passed upon by Morgan, Lewis & Bockius LLP.

D.	Independent Registered Public Accounting Firm

The financial statements of the Acquired Funds for the year ended June 30, 2020, contained in the Acquired Funds’ Annual Report to Shareholders, have been audited by BBD, LLP, an independent registered public accounting firm. Each Acquiring Fund is newly created and does not yet have a financial history. Tait, Weller & Baker LLP will serve as the independent registered public accounting firm for the Acquiring Funds.

E.	Information Filed with the SEC

The Trust and IMST II are subject to the information requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith, file reports and other information, including proxy materials and charter documents, with the SEC. Copies may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov In addition, copies of these documents may be viewed online or downloaded from the SEC’s website at www.sec.gov.

APPENDIX A – INTERIM INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST AND AXS INVESTMENTS LLC

This INTERIM INVESTMENT ADVISORY AGREEMENT (this “Agreement”) is made as of this December 1, 2020, between M3Sixty Funds Trust, a Delaware statutory trust (the “Trust”), and AXS Investments LLC (the “Adviser”), a Delaware limited liability company.

WHEREAS, the Trust is registered as an open-end investment management company under the Investment Company Act of 1940, as amended (the “1940 Act”), consisting of one or more separate series, each having its own assets and investment objective(s), policies and restrictions;

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

WHEREAS, the Board of Trustees of the Trust (the “Board”) wishes to appoint the Adviser as the interim investment adviser of the Trust for each series of the Trust specified in Schedule A to this Agreement (each a “Fund” and collectively, the “Funds”);

NOW, THEREFORE, the Trust and the Adviser agree as follows:

1.	THE ADVISER’S SERVICES.
(a)	Discretionary Investment Management Services. The Adviser shall act as investment adviser with respect to each Fund. In such capacity, the Adviser shall, subject to the supervision of the Board, regularly provide each Fund with investment research, advice and supervision and shall furnish continuously an investment program for each Fund, consistent with the respective investment objectives and policies of each Fund. The Adviser shall determine, from time to time, what securities shall be purchased for each Fund, what securities shall be held or sold by each Fund and what portion of each Fund’s assets shall be held uninvested in cash, subject always to the provisions of the Trust’s Agreement and Declaration of Trust, as amended and supplemented (the “Declaration of Trust”), Bylaws and its registration statement on Form N-1A (the “Registration Statement”) under the 1940 Act, and under the Securities Act of 1933, as amended (the “1933 Act”), as filed with the Securities and Exchange Commission (the “Commission”), and with the investment objectives, policies and restrictions of each Fund, as each of the same shall be from time to time in effect. To carry out such obligations, and to the extent not prohibited by any of the foregoing, the Adviser shall exercise full discretion and act for each Fund in the same manner and with the same force and effect as each Fund itself might or could do with respect to purchases, sales or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions which shall include, without limitation, Adviser authority to: open and close accounts; select and place orders; purchase, sell and otherwise trade or deal with any Fund investment or other asset; instruct the custodian; invest and reinvest assets; vote proxies; and consult with legal counsel. No reference in this Agreement to the Adviser having full discretionary authority over each Fund’s investments shall in any way limit the right of the Board, in its sole discretion consistent with the terms of this Agreement, to establish or revise policies in connection with the management of a Fund’s assets or to otherwise exercise its right to control the overall management of a Fund.

(b)	Compliance. The Adviser agrees to comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940, as amended (the “Advisers Act”), the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules and regulations that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser. The Adviser also agrees to comply with the objectives, policies and restrictions set forth in the Registration Statement, as amended or supplemented, of each Fund, and with any policies, guidelines, instructions and procedures approved by the Board and provided to the Adviser. In selecting each Fund’s portfolio securities and performing the Adviser’s obligations hereunder, the Adviser shall cause the Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company. The Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure its compliance with the foregoing. No supervisory activity undertaken by the Board shall limit the Adviser’s full responsibility for any of the foregoing.

(c)	Recordkeeping. The Adviser agrees to preserve any Trust records that it creates or possesses that are required to be maintained under the 1940 Act and the rules thereunder (“Fund Books and Records”) for the periods prescribed by Rule 31a-2 under the 1940 Act. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser agrees that all such records are the property of the Trust and will surrender promptly to the Trust any of such records upon the Trust’s request, provided however that the Adviser shall be permitted to retain a copy of such Fund Books and Records related to the funds that it manages.

(d)	Holdings Information and Pricing. The Adviser shall provide regular reports regarding Fund holdings and shall, on its own initiative, furnish the Trust and its Board from time to time with whatever information the Adviser believes is appropriate for this purpose, and at the request of the Board, such information and reports requested by the Board. The Adviser agrees to notify the Trust as soon as practicable if the Adviser reasonably believes that the value of any security held by a Fund may not reflect fair value. The Adviser agrees to provide any pricing information of which the Adviser is aware to the Trust, its Board and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust’s valuation procedures for the purpose of calculating the Fund net asset value in accordance with procedures and methods established by the Board.

(e)	Cooperation with Agents of the Trust. The Adviser agrees to cooperate with and provide reasonable assistance to the Trust, any Trust custodian or foreign sub-custodians, any Trust pricing agents and all other agents and representatives of the Trust with respect to such information regarding each Fund as such entities may reasonably request from time to time in the performance of their obligations, provide prompt responses to reasonable requests made by such persons and use appropriate interfaces established by such persons so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

(f)	Delegation of Authority. Any of the duties, responsibilities and obligations of the Adviser specified in this Section 1 and throughout the remainder of this Agreement with respect to one or more Funds may be delegated by the Adviser, at the Adviser’s expense, to an appropriate party (a “Sub-Adviser”), subject to such approval by the Board and shareholders of the applicable Funds to the extent required by the 1940 Act. The Adviser shall oversee the performance of delegated duties by any Sub-Adviser and shall furnish the Board with periodic reports concerning the performance of delegated responsibilities by such Sub-Adviser. The retention of a Sub-Adviser by the Adviser pursuant to this Section 1(f) shall in no way reduce the responsibilities and obligations of the Adviser under this Agreement, and the Adviser shall be responsible to the Trust for all acts or omissions of any Sub-Adviser to the same extent the Adviser would be liable hereunder. Insofar as the provisions of this Agreement impose any restrictions, conditions, limitations or requirements on the Adviser, the Adviser shall take measures through its contract with, or its oversight of, the Sub-Adviser that attempt to impose similar (insofar as the circumstances may require) restrictions, conditions, limitations or requirements on the Sub-Adviser.

2.	CODE OF ETHICS. The Adviser has adopted a written code of ethics (“Adviser’s Code of Ethics”) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, which it has provided to the Trust. The Adviser has adopted procedures reasonably designed to ensure compliance with the Adviser’s Code of Ethics. Upon request, the Adviser shall provide the Trust with a (i) copy of the Adviser’s Code of Ethics, as in effect from time to time, and any proposed amendments thereto that the Chief Compliance Officer (“CCO”) of the Trust determines should be presented to the Board, and (ii) certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Adviser’s Code of Ethics. Annually, the Adviser shall furnish a written report to the Board, which complies with the requirements of Rule 17j-1, concerning the Adviser’s Code of Ethics. The Adviser shall respond to requests for information from the Trust as to violations of the Adviser’s Code of Ethics by Access Persons and the sanctions imposed by the Adviser. The Adviser shall notify the Trust as soon as practicable after it becomes aware of any material violation of the Adviser’s Code of Ethics, if such violation is reasonably likely to materially and adversely affect a security held by any Fund.

3.	INFORMATION AND REPORTING. The Adviser shall provide the Trust and its respective officers with such periodic reports concerning the obligations the Adviser has assumed under this Agreement as the Trust may from time to time reasonably request.

(a)	Notification of Breach / Compliance Reports. The Adviser shall notify the Trust’s CCO promptly upon detection of: (i) any material failure to manage any Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of any of each Fund’s or the Adviser’s policies, guidelines or procedures with respect to the Fund. In addition, the Adviser shall respond to quarterly requests for information concerning the Fund’s compliance with its investment objectives and policies, applicable law, including, but not limited to the 1940 Act and Subchapter M of the Code, and the Fund’s policies, guidelines or procedures as applicable to the Adviser’s obligations under this Agreement. The Adviser agrees to correct any such failure promptly. Upon request, the Adviser shall also provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act. The Adviser will promptly notify the Trust in the event: (x) the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund’s ownership of shares in the defendant) or the compliance by the Adviser with the federal or state securities laws; or (y) of an actual change in control of the Adviser resulting in an “assignment” (as defined in Section 15 hereof) that has occurred or is otherwise proposed to occur.

(b)	Board and Filings Information. The Adviser will also provide the Trust with any information reasonably requested regarding its management of each Fund required for any meeting of the Board, or for any shareholder report on Form N-CSR, Form N-Q, Form N-PX, Form N-SAR, Registration Statement or any amendment thereto, proxy statement, prospectus supplement, or other form or document to be filed by the Trust with the Commission. The Adviser will make its officers and employees available to meet with the Board from time to time on a reasonable basis on due notice to review its investment management services to each Fund in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

(c)	Transaction Information. The Adviser shall furnish to the Trust such information concerning portfolio transactions as may be necessary to enable the Trust or its designated agent to perform such compliance testing on each Fund and the Adviser’s services as the Trust may, in its sole discretion, determine to be appropriate. The provision of such information by the Adviser to the Trust or its designated agent in no way relieves the Adviser of its own responsibilities under this Agreement.

4.	BROKERAGE.

(a)	Principal Transactions. In connection with purchases or sales of securities for the account of a Fund, neither the Adviser nor any of its directors, officers or employees will act as a principal or agent or receive any commission except as permitted by the 1940 Act.

(b)	Placement of Orders. The Adviser shall place all orders for the purchase and sale of portfolio securities for each Fund’s account with brokers or dealers selected by the Adviser. The Adviser will not execute transactions with a broker dealer which is an “affiliated person” of the Trust except in accordance with procedures adopted by the Board. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to each Fund and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) to each Fund and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for each Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board shall periodically review the commissions paid by each Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits received by each Fund.

5.	CUSTODY. Nothing in this Agreement shall permit the Adviser to take or receive physical possession of cash, securities or other investments of a Fund.

6.	ALLOCATION OF CHARGES AND EXPENSES. The Adviser will bear its own costs of providing services hereunder. Other than as herein specifically indicated or otherwise agreed to in a separate signed writing, the Adviser shall not be responsible for a Fund’s expenses, including brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments. In particular, but without limiting the generality of the foregoing, the Fund will be required to pay brokerage and other expenses of executing Fund transactions; taxes or governmental fees; interest charges and other costs of borrowing funds; printing and mailing expenses; compensation of the Board and officers of the Trust; registration fees and expenses; custodian and accounting services; legal, litigation and indemnification expenses; transfer agents expenses and charges; trade association fees; bonding and insurance costs; shareholder and Board meeting costs; pricing costs and expenses; and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

7.	REPRESENTATIONS, WARRANTIES AND COVENANTS.

(a)	Properly Registered. The Adviser is registered with the Commission as an investment adviser under the Advisers Act and will remain so registered for the duration of this Agreement. The Adviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and to the best knowledge of the Adviser, there is no proceeding or investigation pending or threatened that is reasonably likely to result in the Adviser being prohibited from performing the services contemplated by this Agreement. The Adviser agrees to promptly notify the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to an investment company. The Adviser is in compliance in all material respects with all applicable federal and state law in connection with its investment management operations.

(b)	Form ADV Disclosure. The Adviser has provided the Board with a copy of its Form ADV and will, promptly after amending its Form ADV, furnish a copy of such amendments to the Trust. The information contained in the Adviser’s Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

(c)	Fund Disclosure Documents. The Adviser has reviewed and will in the future review the Registration Statement and any amendments or supplements thereto, the annual or semi- annual reports to shareholders, other reports filed with the Commission and any marketing material of a Fund (collectively the “Disclosure Documents”) promptly after the Fund provides such Disclosure Documents to Adviser and the Adviser will provide notice to the Fund with respect to any disclosure about the Adviser, the manner in which the Adviser manages the Fund or information relating directly or indirectly to the Adviser, such Disclosure Documents contain or will contain, as of the date thereof, that contains an untrue statement of any material fact or omits any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

(d)	Use of the Name “AXS Investments”. The Adviser has the right to use the name “AXS Investments” or any derivation thereof in connection with its services to the Trust and, subject to the terms set forth in Section 8 of this Agreement, the Trust shall have the right to use the name “AXS Investments” in connection with the management and operation of each Fund. The Adviser is not aware of any actions, claims, litigation or proceedings existing or threatened that would adversely affect or prejudice the rights of the Adviser or the Trust to use the name “AXS Investments.”

(e)	Insurance. The Adviser maintains errors and omissions insurance coverage in the amount disclosed to the Trust in connection with the Board’s approval of this Agreement and shall provide prior written notice to the Trust: (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies. Furthermore, the Adviser shall, upon reasonable request, provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.

(f)	No Detrimental Agreement. The Adviser represents and warrants that it has no arrangement or understanding with any party, other than the Trust, that would influence the decision of the Adviser with respect to its selection of securities for a Fund and its management of the assets of the Fund, and that all selections shall be done in accordance with what is in the best interest of the Fund.

(g)	Conflicts. The Adviser shall act honestly, in good faith and in the best interests of its clients and the Fund. The Adviser maintains a Code of Ethics which defines the standards by which the Adviser conducts its operations consistent with its fiduciary duties and other obligations under applicable law.

(h)	Representations. The representations and warranties in this Section 7 shall be deemed to be made on the date this Agreement is executed and at the time of delivery of the quarterly compliance report required by Section 3(a), whether or not specifically referenced in such report.

(i)	Delivery of Fund Documents. The Trust represents and warrants that it has delivered to Adviser a true and accurate copy, properly certified or authenticated, of the each of the following, and will provide Adviser copies of any updates to same: Declaration of Trust, Registration Statement, Bylaws and resolutions of the Board selecting the Adviser and approving the form of this Agreement.

(j)	Inspection and Information Reports. For the funds managed by the Adviser, the Trust shall provide Adviser with periodic written reports not less frequently than quarterly as to all Fund expenses, fees, costs, net assets, and other financial information ("Fund Financials") and such other Financial Information related to the Fund as Adviser may reasonably request, and shall promptly provide notice to Adviser of any anticipated or actual material changes to such expenses, fees or costs.

8.	THE NAME "AXS Investments”. The Adviser grants to the Trust a license to use the name “AXS Investments” (the “Name”) as part of the name of any Fund during the term of this Agreement. The foregoing authorization by the Adviser to the Trust to use the Name as part of the name of any Fund is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the Name; the Trust acknowledges and agrees that, as between the Trust and the Adviser, the Adviser has the right to use, or authorize others to use, the Name. The Trust shall: (i) only use the Name in a manner consistent with uses approved by the Adviser; (ii) use its best efforts to maintain the quality of the services offered using the Name; and (iii) adhere to such other specific quality control standards as the Adviser may from time to time promulgate. At the request of the Adviser, the Trust will: (i) submit to the Adviser representative samples of any promotional materials using the Name; and (ii) change the name of any Fund within three months of its receipt of the Adviser’s request, or such other shorter time period as may be required under the terms of a settlement agreement or court order, so as to eliminate all reference to the Name and will not thereafter transact any business using the Name in the name of any Fund. As soon as practicable following the termination of this Agreement, but in no event longer than three months, the Trust shall cease the use of the Name and any related logos or any confusingly similar name and/or logo in connection with the marketing or operation of the Funds.

9.	ADVISER’S COMPENSATION. Each Fund shall pay to the Adviser, as compensation for the Adviser’s services hereunder, a fee, determined as described in each Schedule A that is attached hereto and made a part hereof. Such fee shall be computed daily and paid not less than monthly in arrears by each Fund. The method for determining net assets of a Fund for purposes hereof shall be the same as the method for determining net assets for purposes of establishing the offering and redemption prices of Fund shares as described in the Fund’s Registration Statement. In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

The compensation earned under this Agreement will be held in an interest-bearing escrow account with the Funds’ custodian or another bank deemed acceptable by the Trustees. If a majority of the Funds’ outstanding voting securities approve a contract with the Adviser by the end of the term of this Agreement, the amount in the escrow account (including interest earned) will be paid to the Adviser. If a majority of the Funds’ outstanding voting securities do not approve a contract with the Adviser by the end of the term of this Agreement, the Adviser will be paid, out of the escrow account, the lesser of:

(i)	any costs incurred in performing the Agreement (plus interest earned on that amount while in escrow); or
(ii)	the total amount in the escrow account (plus interest earned).

10.	INDEPENDENT CONTRACTOR. In the performance of its duties hereunder, the Adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Trust or any Fund in any way or otherwise be deemed to be an agent of the Trust or any Fund. If any occasion should arise in which the Adviser gives any advice to its clients concerning the shares of a Fund, the Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund.

11.	ASSIGNMENT AND AMENDMENTS. This Agreement shall automatically terminate, without the payment of any penalty, in the event of its “assignment” (as defined in Section 15 hereof). This Agreement may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the requirements of the 1940 Act, when applicable.

12.	DURATION AND TERMINATION.

This Agreement shall become effective as of the date executed and shall remain in full force and effect for a period of 150 days unless terminated as follows:

(a)	Either party hereto may, at any time on ten days’ prior written notice to the other, terminate this Agreement, without payment of any penalty. With respect to the Fund, termination may be authorized by action of the Board or by vote of the holders of a majority of the Fund’s outstanding voting securities.

(b)	In the event of termination of this Agreement for any reason, the Adviser shall, immediately upon notice of termination or on such later date as may be specified in such notice, cease all activity on behalf of the Fund and with respect to any of its assets, except as otherwise required by any fiduciary duties of the Adviser under applicable law. In addition, the Adviser shall deliver the Fund Books and Records to the Trust by such means and in accordance with such schedule as the Trust shall direct and shall otherwise cooperate, as reasonably directed by the Trust, in the transition of portfolio asset management to any successor of the Adviser.

13.	NOTICE. Any notice or other communication required by or permitted to be given in connection with this Agreement shall be in writing, and shall be delivered in person or sent by first-class mail, postage prepaid, to the respective parties at their last known address, or by e-mail or fax to a designated contact of the other party or such other address as the parties may designate from time to time. Oral instructions may be given if authorized by the Board and preceded by a certificate from the Trust’s Secretary so attesting. Notices to the Trust shall be directed to M3Sixty Funds Trust, c/o M3Sixty Administration, LLC, 4300 Shawnee Parkway, Suite 100, Fairway, KS, 66205, Attention: President; and notices to the Adviser shall be directed to AXS Investments LLC, 181 Westchester Ave, Suite 402, Port Chester, NY 10573, Attention: Greg Bassuk.

14.	CONFIDENTIALITY. Both parties on behalf of itself and its employees agree to treat confidentially all records and other information relative to the other party and its owners and affiliates received in connection with this Agreement, including any non-public personal information as defined in Regulation S-P, and that it shall not use or disclose any such information except for the purpose of carrying out the terms of this Agreement; provided, however, that a party may disclose such information as required by law or in connection with any requested disclosure to a regulatory authority with appropriate jurisdiction after prior notification to the other party.

15.	CERTAIN DEFINITIONS. For the purpose of this Agreement, the terms “affirmative vote of a majority of the outstanding voting securities of the Fund,” “assignment” and “interested person” shall have their respective meanings as defined in the 1940 Act and rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

16.	LIABILITY OF THE ADVISER. Neither the Adviser nor its officers, directors, employees, agents, affiliated persons or controlling persons or assigns shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities transactions of a Fund; provided that nothing in this Agreement shall be deemed to protect the Adviser against any liability to a Fund or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or obligations hereunder or by reason of its reckless disregard of its duties or obligations hereunder.

17.	RELATIONS WITH THE TRUST. It is understood that the Trustees, officers and shareholders of the Trust are or may be or become interested persons of the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become interested persons of the Fund, and that the Adviser may be or become interested persons of the Fund as a shareholder or otherwise.

18.	ENFORCEABILITY. If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if this Agreement did not contain the particular part, term or provision held to be illegal or invalid. This Agreement shall be severable as to each Fund.

19.	LIMITATION OF LIABILITY. The Adviser is expressly put on notice of the limitation of liability as set forth in the Declaration of Trust or other Trust organizational documents and agrees that the obligations assumed by each Fund pursuant to this Agreement shall be limited in all cases to each Fund and each Fund’s respective assets, and the Adviser shall not seek satisfaction of any such obligation from shareholders or any shareholder of each Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees of the Trust or any individual Trustee. The Adviser understands that the rights and obligations of any Fund under the Declaration of Trust or other organizational document are separate and distinct from those of any of and all other Funds.

20.	NON-EXCLUSIVE SERVICES. The services of the Adviser to the Trust are not deemed exclusive, and the Adviser shall be free to render similar services to others, to the extent that such service does not affect the Adviser’s ability to perform its duties and obligations hereunder. The Trust understands that the Adviser acts as investment adviser to other managed accounts, and the Trust has no objection to the Adviser so acting, provided that whenever the Fund and one or more other accounts advised by the Adviser are prepared to purchase or sell the same security, available investments or opportunities for sales will be allocated in accordance with the written policies of the Adviser and in a manner believed by the Adviser to be equitable to each entity under the specific circumstances. The Trust recognizes that in some cases this procedure may affect adversely the price paid or received by the Fund or the size of the position purchased or sold by the Fund. In addition, the Trust understands that the persons employed by the Adviser to provide service to the Fund in connection with the performance of the Adviser’s duties under this Agreement will not devote their full time to that service. Moreover, nothing contained in this Agreement will be deemed to limit or restrict the right of the Adviser or any “affiliated person” of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature to other persons or entities, including serving as investment adviser to, or employee, officer, director or trustee of, other investment companies.

21.	GOVERNING LAW. This Agreement shall be governed by and construed to be in accordance with the laws of the State of Delaware, without preference to choice of law principles thereof, and in accordance with the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Delaware, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to any interpretations thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by the Commission or its staff. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is revised by rule, regulation, order or interpretation of the Commission or its staff, such provision shall be deemed to incorporate the effect of such revised rule, regulation, order or interpretation.

22.	PARAGRAPH HEADINGS; SYNTAX. All Section headings contained in this Agreement are for convenience of reference only, do not form a part of this Agreement and will not affect in any way the meaning or interpretation of this Agreement. Words used herein, regardless of the number and gender specifically used, will be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine, or neuter, as the contract requires.

23.	FORCE MAJEURE. Subject to any limitations or requirements under the 1940 Act, the Adviser will not be liable for delays or errors occurring by reason of circumstances beyond its control, including but not limited to acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, acts of God, insurrection, war, riot, or failure of communication or power supply. In the event of equipment breakdowns beyond its control, the Adviser will take reasonable steps to minimize service interruptions but will have no liability with respect thereto.

24.	COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which, when so executed, shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers effective as of the Effective Date noted on each Schedule A to this Agreement.

M3Sixty Funds Trust		AXS Investments LLC

By:		By:

Name:	Randall Linscott	Name:

Title:	President	Title:

SCHEDULE A-1

Interim Investment Advisory Agreement

between

M3Sixty Funds Trust (the “Trust”) and

AXS Investments LLC (the “Adviser”)

The Trust will pay to the Adviser as compensation for the Adviser’s services rendered, a fee, computed daily at an annual rate based on the average daily net assets of the respective series in accordance the following fee schedule:

Funds	Asset Breakpoint	Rate	Effective Date
AXS Market Neutral Fund	None	1.40%	December 1, 2020
AXS Alternative Value Fund	None	0.65%	December 1, 2020

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers effective as of the Effective Date noted in the Schedule A above.

M3Sixty Funds Trust		AXS Investments LLC

By:		By:

Name:	Randall Linscott	Name:

Title:	President	Title:

APPENDIX B – INTERIM INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN
THE TRUST AND COGNIOS CAPITAL

This Interim Investment Sub-Advisory Agreement (the “Agreement”), dated December 1, 2020 is between AXS Investments LLC (the “Interim Adviser”), a Delaware limited liability company, and Quantitative Value Technologies LLC (d/b/a Cognios Capital) (the “Sub-Adviser”), a Kansas limited liability company.

WHEREAS, the Adviser is registered with the Securities and Exchange Commission (the “SEC”) as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and engages in the business of asset management;

WHEREAS, the Sub-Adviser is also registered with the SEC as an investment adviser under the Advisers Act and engages in the business of asset management;

WHEREAS, M3Sixty Funds Trust, a Delaware statutory trust (the “Trust”), is registered as an open-end management investment company of the series type under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, each Fund is registered under the 1940 Act, and each Fund’s shares are registered under the Securities Act of 1933, as amended (the “Securities Act”);

WHEREAS, the Adviser has been engaged by the Trust to provide investment management services to the separate series of the Trust which are listed on Schedule A to this Agreement (each a “Fund”);

WHEREAS, the Adviser desires to retain the Sub-Adviser to render certain investment management services to each Fund, and the Sub-Adviser is willing to render such services; and

WHEREAS, the Trust has consented to the engagement of the Sub-Adviser by the Adviser.

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1.         Appointment. The Adviser hereby appoints the Sub-Adviser to act as interim investment sub-adviser, with full discretionary power and authority for the period and on the terms set forth in this Agreement. The Sub-Adviser will be an independent contractor and will have no authority to act for or represent the Trust or the Adviser except as expressly authorized in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

2.         Delivery of Documents. The Sub-Adviser acknowledges that it has received copies of each of the following:

a.       Each Fund’s Registration Statement on Form N-1A under the 1940 Act and under the Securities Act, relating to shares of beneficial interest of the Fund(s) as filed with the SEC and all amendments thereto;

b.       Each Fund’s Prospectus (such Prospectus, as presently in effect and all amendments and supplements thereto are herein called the “Prospectus”); and

c.       Each Fund’s Statement of Additional Information (such Statement of Additional Information, as presently in effect and all amendments and supplements thereto are herein called the “SAI”).

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The Adviser will furnish the Sub-Adviser from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing at the same time as such documents are required to be filed with the SEC.

3.         Management. Subject to the supervision of the Trust’s Board of Trustees, the Sub-Adviser will provide a continuous investment program for each Fund, including investment research and management with respect to all or a portion of the securities, investments, cash and cash equivalents in each Fund, as allocated to the Sub-Adviser by the Adviser from time to time. Subject to the foregoing, the Sub-Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by each Fund. The Sub-Adviser will provide the services under this Agreement in accordance with each Fund’s investment objectives, policies and restrictions as stated in its Prospectus and SAI and such compliance policies and procedures as the Adviser or Trust may provide to Sub-Adviser in writing from time to time. The Sub-Adviser further agrees that it:

a.       Will conform its activities to all applicable rules and regulations of the SEC and will, in addition, conduct its activities under this Agreement in accordance with regulations of any other Federal and State agencies which may now or in the future have jurisdiction over its activities under this Agreement;

b.       Will vote proxies with respect to each Fund’s securities and exercise rights in corporate actions or otherwise in accordance with the Sub-Adviser’s proxy voting guidelines and shall report all votes cast in the in time, manner, and format requested to facilitate the filing of the N-PX;

c.       Will promptly notify the Adviser of the occurrence of any event that would be reasonably likely to disqualify the Sub-Adviser from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise;

d.       Will promptly notify the Adviser in the event that: (i) the Sub-Adviser becomes the subject of an administrative proceeding or enforcement action by the SEC or other regulatory body with applicable jurisdiction or (ii) to the best of the Sub-Adviser’s knowledge, any affiliate of the Sub-Adviser becomes the subject of an administrative proceeding or enforcement action by the SEC or other regulatory body with applicable jurisdiction that the Sub-Adviser reasonably expects could have a material adverse effect upon the ability of the Sub-Adviser to perform its duties under this Agreement;

e.       Will provide, at its own cost, personnel, office space, facilities, and equipment necessary for the conduct of its advisory activities on behalf of each Fund and will assume other costs and expenses incurred by it in connection with its investment advisory services pertaining to each Fund;

f.       Will, in compliance with the requirements of the 1940 Act, (i) maintain all records required to be maintained and keep them as property of the Trust, (ii) surrender promptly to the Trust any of such records upon the Trust’s request, and (iii) preserve for the periods prescribed by the 1940 Act, and the rules or orders thereunder, the records required to be maintained by the 1940 Act;

g.       Will provide the Trust and the Trust’s service providers with records concerning the Sub-Adviser’s activities which the Trust is required under applicable law or regulation to maintain; and

h.       Will render oral and written regular reports to the Trust and the Adviser concerning Sub-Adviser’s discharge of the foregoing responsibilities.

4.         Services Not Exclusive. The advisory services furnished by the Sub-Adviser hereunder are not to be deemed exclusive, and the Sub-Adviser shall be free to furnish similar services to others as long as its services under this Agreement are not impaired thereby.

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5.         Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the benefit of each Fund are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s request. The Sub-Adviser further agrees to preserve for the periods prescribed by it pursuant to Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act that are not maintained by others on behalf of the Trust.

6.         Compensation; Fund Expenses. For its services performed hereunder, the Adviser will pay or cause each Fund to pay the compensation specified in Schedule A to this Agreement. Such compensation will be calculated on the daily average value of the assets of each Fund and accrued daily.

The compensation earned under this Agreement will be held in an interest-bearing escrow account with the Fund’s custodian or another bank deemed acceptable by the Trustees. If a majority of the Fund’s outstanding voting securities approve a contract with the Adviser by the end of the term of this Agreement, the amount in the escrow account (including interest earned) will be paid to the Adviser, and if a majority of the Fund’s outstanding voting securities do not approve a contract with the Adviser by the end of the term of this Agreement, the Adviser will be paid, out of the escrow account, the lesser of:

(iii)	any costs incurred in performing the Agreement (plus interest earned on that amount while in escrow); or

(iv)	the total amount in the escrow account (plus interest earned).

7.         Limitation of Liability of the Sub-Adviser. The duties of the Sub-Adviser shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Sub-Adviser hereunder. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust (including, without limitation, any Fund thereof) or the Adviser in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Sub-Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. In no case shall the Sub-Adviser be liable for actions taken or non-actions with respect to the performance of services under this Agreement based upon specific information, directions, instructions, or requests given or made to the Sub-Adviser by the Adviser or the Trust. The Adviser shall indemnify the Sub-Adviser, its affiliates and its controlling persons, for any liability and expenses, including reasonable attorneys’ fees, howsoever arising from, or in connection with, the Sub-Adviser’s performance of its obligations under this Agreement or the Adviser’s breach of the terms, representations, and warranties herein; provided, however, that the Sub-Adviser shall not be indemnified for any liability or expenses that may be sustained as a result of the Sub-Adviser’s willful misfeasance, bad faith, or gross negligence in the performance of the Sub-Adviser’s duties or by reason of the reckless disregard of the Sub-Adviser’s duties and obligations under this Agreement, which includes, but is not limited to, liability that arises out of circumstances where the Sub-Adviser engages in any conduct or omissions that could reasonably be expected to result in an enforcement action taken against the Adviser and/or the Sub-Adviser by a regulatory agency or authority.

8.         Duration and Termination.

This Agreement shall become effective as of the date executed and shall remain in full force and effect for a period of 150 days unless terminated as follows:

a.       The Investment Advisory Agreement between the Adviser and the Trust is terminated.

 B-3

b.       Either party hereto may, at any time on ten days’ prior written notice to the other, terminate this Agreement, without payment of any penalty. With respect to the Fund, termination may be authorized by action of the Board or by vote of the holders of a majority of the Fund’s outstanding voting securities.

c.       In the event of termination of this Agreement for any reason, the Adviser shall, immediately upon notice of termination or on such later date as may be specified in such notice, cease all activity on behalf of the Fund and with respect to any of its assets, except as otherwise required by any fiduciary duties of the Adviser under applicable law. In addition, the Adviser shall deliver the Fund Books and Records to the Trust by such means and in accordance with such schedule as the Trust shall direct and shall otherwise cooperate, as reasonably directed by the Trust, in the transition of portfolio asset management to any successor of the Adviser.

d.       Assignment. This Agreement will automatically terminate in the event of its assignment (as that term is defined in the 1940 Act), or if the Adviser’s investment advisory agreement shall terminate with respect to the Fund.

e.       No Prejudice and Transition. Any notice of termination served on the Sub-Adviser by the Adviser shall be without prejudice to the obligation of the Sub-Adviser to complete transactions already initiated or acted upon with respect to the Fund. Upon termination with or without proper notice as defined in this Agreement by the Adviser, the Sub-Adviser will be paid all reasonable expenses Sub-Adviser necessarily incurs in terminating the Agreement. Upon termination of this Agreement, the duties of the Adviser delegated to the Sub-Adviser under this Agreement automatically shall revert to the Adviser.

9.         Notices. Except as otherwise provided in this Agreement, any notice or other communication required by or permitted to be given in connection with this Agreement will be in writing and will be delivered in person or sent by first class mail, postage prepaid or by prepaid overnight delivery service to the respective parties at the addresses noted below or such other addresses as may be provided by the parties from time to time:

If to the Adviser:	If to the Sub-Adviser:
AXS Investments LLC	Quantitative Value Technologies LLC
181 Westchester Ave.	7900 College Park Blvd.
Suite 402	Suite 124
Port Chester, NY 10573	Overland Park, KS 66210

With Copies to the Trust:
M3Sixty Funds Trust
4300 Shawnee Mission Parkway, Suite 100
Fairway, KS 66205
Attn: Randall Linscott

10.       Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by a written instrument signed by the party against which enforcement of the change, waiver, discharge, or termination is sought. No material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act).

 B-4

11.       Miscellaneous. The captions of this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of the Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors.

12.       The Names “Cognios Capital” and “Cognios”. The Sub-Adviser agrees that the names “Cognios Capital” or “Cognios” or variations thereof may be used in the name of the Funds under this Agreement and that such names, together with any related logos and any service marks containing the words “Cognios Capital”, “Cognios” or variations thereof may be used in connection with the Funds’ business only for so long as this Agreement (including any continuance or amendment hereof) remains in effect and that such use shall be royalty free; provided, that in all instances, the Sub-Adviser shall be entitled to review and approve the actual use of its mark by the Funds. At such time as this Agreement shall no longer be in effect, the Funds will cease such use. The Funds acknowledges that it has no rights to the names “Cognios Capital,” “Cognios” or variations thereof and such logos or service marks other than those granted in this Section and that the Sub-Adviser reserves to itself the right to grant the nonexclusive right to use the names “Cognios Capital,” “Cognios” or variations thereof and such logos or service marks to any other person.

13.       Certain Definitions. For the purpose of this Agreement, the terms “affirmative vote of a majority of the outstanding voting securities of the Fund,” “assignment” and “interested persons” shall have their respective meanings as defined in the 1940 Act and rules and regulations thereunder, subject, however, to such exemptions as may be granted by the SEC under the 1940 Act or any interpretations of the SEC staff.

14.       Applicable Law. This Agreement shall be construed in accordance with, and governed by, the laws of the State of Delaware, and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Delaware, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

15.       Entire Agreement. This Agreement consists of the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior writings and understandings relating thereto.

16.       Counterparts. This Agreement may be executed in two or more counterparts, each of which, when so executed, shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

AXS INVESTMENTS LLC	QUANTITATIVE VALUE TECHNOLOGIES LLC

By:	By:

Name:	Name:

Title:	Title:

 B-5

SCHEDULE A

to the

INTERIM SUB-ADVISORY AGREEMENT

between

AXS INVESTMENTS LLC

and

QUANTITATIVE VALUE TECHNOLOGIES LLC

Fund	Sub-Advisory Fee
AXS Alternative Value Fund	0.30%
AXS Market Neutral Fund	0.30%

 B-6

APPENDIX C -FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this __ day of _______, by and among M3Sixty Funds Trust (the “M3Sixty Trust”), a Delaware statutory trust, with its principal place of business at 4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66205, on behalf of its series the [        ] (the “Acquired Fund”), and Investment Managers Series Trust II (the “IMST Trust”), a Delaware statutory trust, with its principal place of business at 235 West Galena Street, Milwaukee, Wisconsin 53212, on behalf of its series [        ] (the “Acquiring Fund” and, together with the Acquired Fund, the “Funds”) and, solely with respect to Article IX, Mutual Fund Administration, LLC (“MFAC”), with its principal place of business at 2220 East Route 66, Suite 226, Glendora, California 91740, and UMB Fund Services, Inc. (“UMBFS”), with its principal place of business at 235 West Galena Street, Milwaukee, Wisconsin 53212.

WHEREAS, it is intended that the transactions contemplated by this Agreement constitute a “reorganization” as defined in Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury regulations thereunder. The reorganization will consist of: (i) the transfer of all of the property and assets of the Acquired Fund to the Acquiring Fund in exchange for (A) shares of beneficial interest, no par value per share, of corresponding classes of shares of the Acquiring Fund (the “Acquiring Fund Shares”), as noted below, and (B) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund; and (ii) the distribution of the Acquiring Fund Shares pro rata on a class-by-class basis to the shareholders of the corresponding classes of the Acquired Fund in exchange for their shares in the Acquired Fund (the “Acquired Fund Shares”) in liquidation of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement ((i) and (ii) collectively, the “Reorganization”). The parties hereby adopt this Agreement as a “plan of reorganization” within the meaning of Treasury regulations Sections 1.368-2(g) and 1.368-3(a). Notwithstanding anything to the contrary contained herein, the obligations, agreements, representations and warranties with respect to each Fund shall be the obligations, agreements, representations and warranties of that Fund only, and in no event shall any other series of the M3Sixty Trust or any other series of the IMST Trust or the assets of any other series of the M3Sixty Trust or any other series of the IMST Trust be held liable with respect to the breach or other default by an obligated Fund of its obligations, agreements, representations and warranties as set forth herein;

WHEREAS, the Acquired Fund and Acquiring Fund are separate series of the M3Sixty Trust and the IMST Trust, respectively, the M3Sixty Trust and the IMST Trust are open-end, registered management investment companies, and the Acquired Fund owns securities and other investments that are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, each Fund is authorized to issue its shares of beneficial interest;

WHEREAS, the Acquired Fund currently offers the following classes of shares: Investor Class and Institutional Class, and, upon the Closing (as defined in paragraph 3.1), the Acquiring Fund will offer two classes of shares, which will be designated Investor Class and Institutional Class. As part of the Reorganization, Acquired Fund Shares of each class will be exchanged for Acquiring Fund Shares of the corresponding class;

WHEREAS, the Trustees of the M3Sixty Trust have determined that the Reorganization, with respect to the Acquired Fund, is in the best interests of the Acquired Fund’s shareholders and that the existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization; and

WHEREAS, the Trustees of the IMST Trust have determined that the Reorganization, with respect to the Acquiring Fund, is in the best interests of the Acquiring Fund and, there being no existing shareholders of the Acquiring Fund, that the Reorganization will not result in dilution of the Acquiring Fund’s shareholders’ interests;

NOW, THEREFORE, in consideration of the premises, covenants, and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ACQUIRING FUND
SHARES AND THE ASSUMPTION OF THE ACQUIRED FUND’S LIABILITIES AND
TERMINATION OF THE ACQUIRED FUND

1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to sell, assign, convey, transfer and deliver all of its assets, as set forth in paragraph 1.2, free and clear of all liens and encumbrances, except those liens and encumbrances as to which the Acquiring Fund has received notice, to the Acquiring Fund. In exchange, the Acquiring Fund agrees (a) to issue and deliver to the Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, of each class having an aggregate net asset value (“NAV”) equal to the aggregate NAV of the Acquired Fund attributable to the corresponding class of the Acquired Fund Shares, as determined in the manner set forth in paragraphs 2.1 and 2.2; and (b) to assume the liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions comprising the Reorganization shall take place on the date of the Closing provided for in paragraph 3.1 (the “Closing Date”).

1.2 ASSETS TO BE ACQUIRED. The assets of the Acquired Fund to be sold, assigned, transferred and delivered to and acquired by the Acquiring Fund shall consist of all assets and property of every kind and nature, including, without limitation, all cash, securities, goodwill, commodities, interests in futures and dividends or interest receivables, receivables for shares sold and other rights that are owned by the Acquired Fund on the Closing Date, and any prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date (the “Acquired Assets”). For the sake of clarity, the Acquired Assets include, but are not limited to, all rights (including rights to indemnification and contribution) and claims (including, but not limited to, claims for breach of contract, violation of standards of care and claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims or regulator or government established investor recovery fund claims and any and all resulting recoveries, free and clear of all liens, encumbrances and claims whatsoever, except those liens and encumbrances as to which the Acquiring Fund has received notice) of the Acquired Fund against any party with whom the Acquired Fund has contracted for any actions or omissions up to the Closing Date.

The Acquired Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Acquired Fund’s assets as of the date of such statements. The Acquired Fund hereby represents that, as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities and the payment of normal operating expenses and the payment of dividends, capital gains distributions and redemption proceeds to shareholders. The Acquired Fund reserves the right to sell any of such securities or other investments.

1.3 LIABILITIES TO BE ASSUMED. The Acquired Fund will endeavor, consistent with its obligation to continue to pursue its investment objective and employ its investment strategies in accordance with the terms of its Prospectus, in good faith to discharge all of its known liabilities and obligations to the extent practicable prior to the Closing Date. The Acquiring Fund shall assume all liabilities of the Acquired Fund not discharged prior to the Closing Date, whether known or unknown, contingent, accrued or otherwise (excluding expenses relating to the Reorganization and borne by MFAC and UMBFS pursuant to Article IX), and investment contracts entered into in accordance with the terms of its Prospectus, including options, futures, forward contracts, and swap agreements (the “Assumed Liabilities”).

1.4 LIQUIDATION AND DISTRIBUTION. On the Closing Date, the Acquired Fund will distribute, in liquidation, all of the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1, pro rata on a class-by-class basis to its shareholders of record, determined as of the close of business on the Valuation Date (as defined in paragraph 2.1) (the “Acquired Fund Shareholders”). In the Reorganization, each Acquired Fund Shareholder will receive, in respect of each class of Acquired Fund Shares held by such Acquired Fund Shareholder, the number of full and fractional Acquiring Fund Shares of the class corresponding to that class of Acquired Fund Shares held by such Acquired Fund Shareholder that has an aggregate NAV equal to the aggregate NAV of the Acquired Fund Shares of the corresponding class held of record by such Acquired Fund Shareholder on the Closing Date. Such liquidation and distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders, representing the respective numbers of Acquiring Fund Shares of each class due such shareholders. All issued and outstanding Acquired Fund Shares will simultaneously be canceled on the books of the Acquired Fund, and the Acquired Fund will thereupon proceed to terminate as set forth in paragraph 1.7 below. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such exchange. Each Acquired Fund Shareholder shall have the right to receive any unpaid dividends or other distributions that were declared by the Acquired Fund before the Effective Time (as defined in paragraph 3.1) with respect to Acquired Fund Shares that are held of record by the Acquired Fund Shareholder at the Effective Time on the Closing Date.

1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.6 TRANSFER TAXES. Any transfer taxes payable upon the transfer of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be transferred.

1.7 TERMINATION. As soon as practicable on or after the Closing Date, the Acquired Fund shall make all filings and take all other steps as shall be necessary and proper to effect its complete dissolution under Delaware law. After the Closing Date, the Acquired Fund shall not conduct any business except in connection with its dissolution.

ARTICLE II

VALUATION

2.1 VALUATION OF ASSETS. The value of the Acquired Fund’s Acquired Assets to be acquired by the Acquiring Fund hereunder shall be the value of such Acquired Assets computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the Closing Date (such time and date being hereinafter called the “Valuation Date”). The NAV per share of each class of Acquiring Fund Shares shall be computed by UMB Fund Services, Inc. (the “Acquiring Fund Co-Administrator”), the Acquiring Fund’s accounting agent, in the manner set forth in the IMST Trust’s Amended and Restated Agreement and Declaration of Trust, or By-Laws, and the Acquiring Fund’s then-current prospectus and statement of additional information. The NAV per share of each class of Acquired Fund Shares shall be computed by M3Sixty Administration, LLC (the “Acquired Fund Administrator”), the Acquired Fund’s accounting agent, in the manner set forth in the M3Sixty Trust’s Agreement and Declaration of Trust, or By-Laws, and the Acquired Fund’s then-current prospectus and statement of additional information. The NAV per share of each class of Acquired Fund Shares shall be subject to adjustment by an amount, if any, agreed to by the Acquiring Fund Co-Administrator and the Acquired Fund Administrator.

2.2 VALUATION OF SHARES AND CALCULATION OF NUMBERS OF SHARES. The NAV per share of each class of Acquiring Fund Shares and the NAV per share of each class of Acquired Fund Shares shall, in each case, be computed as of the close of normal trading on the NYSE on the Valuation Date. The number of each class of Acquiring Fund Shares to be issued (including fractional shares, if any) in the Reorganization in exchange for a corresponding class of Acquired Fund Shares shall be determined by the Acquiring Fund Co-Administrator by dividing the NAV of the Acquired Fund attributable to that class of Acquired Fund Shares, as determined in accordance with paragraph 2.1 and 2.2, by the NAV of one Acquiring Fund Share of the corresponding class, as determined in accordance with Paragraph 2.1 hereof.

2.3 DETERMINATION OF VALUE. All computations of value with respect to the Acquired Fund shall be made by the Acquired Fund Administrator, in accordance with its regular practice in pricing the shares and assets of the Acquired Fund, and confirmed by the Acquiring Fund Co-Administrator, and shall be subject to adjustment by an amount, if any, agreed to by the Acquiring Fund Co-Administrator and the Acquired Fund Administrator.

ARTICLE III

CLOSING AND CLOSING DATE

3.1 CLOSING DATE. Subject to the satisfaction or waiver of the conditions set forth in Articles VI, VII and VIII of this Agreement, the closing (the “Closing”) will be on the Closing Date, which will be on or about March 5, 2021, or such other date as the parties may agree to in writing. The Closing shall be held as of the close of business (the “Effective Time”) at the offices of M3Sixty Administration, LLC, 4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66205, or at such other time and/or place as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously immediately at the Effective Time, unless otherwise provided.

3.2 CUSTODIAN’S CERTIFICATE. The portfolio securities and other investments of the Acquired Fund shall be made available by the Acquired Fund to the Acquiring Fund’s custodian for examination no later than five business days preceding the Closing Date. MUFG Union Bank, N.A., as custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Acquired Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary Taxes (as defined below), including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Acquired Fund.

3.3 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Acquired Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable as mutually determined by the parties, the Valuation Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

3.4 TRANSFER AGENT’S CERTIFICATE. The Acquired Fund shall cause M3Sixty Administration, LLC, as its transfer agent as of the Closing Date to deliver at the Closing to the Secretary of the IMST Trust a certificate of an authorized officer stating that its records contain the names and addresses of Acquired Fund Shareholders, and the number and percentage ownership of outstanding shares of the outstanding classes of Acquired Fund Shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or cause UMB Fund Services, Inc., its transfer agent, to issue and deliver to the Secretary of the M3Sixty Trust a confirmation evidencing the number of each class of Acquiring Fund Shares to be credited on the Closing Date or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE ACQUIRED FUND. The M3Sixty Trust and the Acquired Fund represent and warrant to the IMST Trust and the Acquiring Fund as follows:

(a) The Acquired Fund is a separate series of the M3Sixty Trust, a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware. The M3Sixy Trust has the power to own all of its properties and assets and, subject to approval by the Acquired Fund Shareholders, to perform its obligations under this Agreement.

(b) The M3Sixty Trust is registered as an open-end management investment company, and its registration with the U.S. Securities and Exchange Commission (the “SEC”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), is in full force and effect.

(c) The current Prospectus and Statement of Additional Information of the Acquired Fund conform in all material respects to the applicable requirements of the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) The Acquired Fund is not currently engaged in, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result in, the violation of any material provision of the Agreement and Declaration of Trust of the M3Sixy Trust or its By-Laws, or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which it is bound.

(e) The Acquired Fund Shares are the only outstanding equity interests in the Acquired Fund.

(f) The Acquired Fund has no material contracts or other commitments (other than this Agreement and agreements for the purchase and sale of securities or other permitted investments) that if terminated will result in material liability to the Acquired Fund.

(g) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects the Acquired Fund’s business or its ability to consummate the transactions contemplated herein.

(h) The financial statements of the Acquired Fund for the most recently completed fiscal year or for the fiscal year ended June 30, 2020, if the audited financial statements for the most recently completed fiscal year are not available at the Closing Date, are in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of the end of such fiscal year, in all material respects as of that date, and there are no known contingent liabilities of the Acquired Fund as of that date not disclosed in such statements.

(i) Since the end of the Acquired Fund’s most recently completed fiscal year, there have been no material adverse changes in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of material indebtedness, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (i), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in market value of portfolio securities, or net redemptions shall not constitute a material adverse change.

(j) All Tax (as defined below) returns and reports (including, but not limited to, information returns) that are required to have been filed by the Acquired Fund have been duly and timely filed. All such returns and reports were true, correct and complete as of the time of their filing, and accurately state the amount of Tax (if any) owed for the periods covered by the returns, or, in the case of information returns, the amount and character of income or other information required to be reported by the Acquired Fund. All Taxes due or properly shown to be due on such returns and reports have been paid, or provision has been made and properly accounted therefor. To the knowledge of the M3Sixty Trust, no such return is currently being audited by any federal, state, local or foreign taxing authority. To the knowledge of the M3Sixty Trust, there are no deficiency assessments (or deficiency assessments proposed in writing) with respect to any Taxes of the Acquired Fund. As used in this Agreement, “Tax” or “Taxes” means all federal, state, local and foreign (whether imposed by a country or political subdivision or authority thereunder) income, gross receipts, excise, sales, use, value added, employment, franchise, profits, property, ad valorem or other taxes, stamp taxes and duties, fees, assessments or charges, whether payable directly or by withholding, together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority (foreign or domestic) with respect thereto, and including any obligations to indemnify or otherwise assume or succeed to such a liability of any other person. There are no levies, liens or encumbrances relating to Taxes existing, threatened or pending with respect to the assets of the Acquired Fund (other than liens for Taxes not yet due and payable). The Acquired Fund has not changed its annual accounting period within the 60-month period ending on the Closing Date.

(k) All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, validly issued, fully paid and non-assessable by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Acquired Fund’s transfer agent as provided in paragraph 3.4. The Acquired Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquired Fund Shares and has no outstanding securities convertible into any Acquired Fund Shares.

(l) At the Closing Date, the Acquired Fund will have good and valid title to the Acquired Fund’s Acquired Assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such Acquired Assets hereunder. Upon delivery and payment for such Acquired Assets, the Acquiring Fund will acquire good and valid title, subject to no restrictions on the full transfer of such Acquired Assets, including such restrictions as might arise under the 1933 Act, other than as disclosed to and accepted by the Acquiring Fund.

(m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquired Fund. Subject to approval by the Acquired Fund’s shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(n) The information to be furnished by the Acquired Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(o) From the mailing of the Form N-14 Registration/Proxy Statement (as defined in paragraph 5.6), through the time of the meeting of the Acquired Fund’s Shareholders and on the Closing Date, any written information furnished by the Acquired Fund with respect to the Acquired Fund for use in the Form N-14 Registration Statement, the N-1A Registration Statement (as defined in paragraph 4.3) or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(p) The M3Sixty Trust has in effect an election to treat the Acquired Fund as a regulated investment company (“RIC”) for federal income tax purposes under Part I of Chapter 1, Subchapter M of the Code. The Acquired Fund is a fund that is treated as a corporation separate from each other series of the M3Sixty Trust under Section 851(g) of the Code. The Acquired Fund has no earnings and profits accumulated in any taxable year for which the provisions of Part I of Chapter 1, Subchapter M of the Code (or the corresponding provisions of prior law) did not apply to it. The Acquired Fund has qualified for treatment as a RIC for each taxable year since its formation (or since it was first treated as a separate corporation under Section 851(g) of the Code) that has ended prior to the Closing Date and, subject to the accuracy of the representations set forth in paragraph 4.2(m), expects to satisfy the requirements of Part I of Chapter 1, Subchapter M of the Code to maintain qualification for such treatment for the taxable year that includes the Closing Date. Subject to the accuracy of the representations set forth in paragraph 4.2(m), the Acquired Fund does not expect that the consummation of the transactions contemplated by this Agreement will cause it to fail to qualify for treatment as a RIC as of the Closing Date or as of the end of its taxable year that includes the Closing Date. The Acquired Fund has not at any time since its inception been liable for any income or excise tax pursuant to Sections 852 or 4982 of the Code that has not been timely paid. The Acquired Fund is in compliance in all material respects with all applicable provisions of the Code and all applicable Treasury regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest and to withholding in respect of dividends and other distributions to shareholders and redemption of shares, and is not liable for any material penalties that could be imposed thereunder.

(q) The Acquired Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Fund’s Prospectus, except as previously disclosed in writing to the Acquiring Fund.

(r) The Acquiring Fund Shares to be issued to the Acquired Fund pursuant to paragraph 1.1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Shareholders as provided in paragraph 1.4.

(s) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), the 1940 Act or Delaware law for the execution of this Agreement by the M3Sixty Trust, for itself and on behalf of the Acquired Fund, except for the effectiveness of the N-1A Registration Statement and the Form N-14 Registration/Proxy Statement and such other consents, approvals, authorizations and filings as have been made or received, and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the Acquired Fund Shareholders as described in paragraph 5.2.

(t) The books and records of the Acquired Fund, including FASB ASC 740-10-25 (formerly FIN 48) workpapers and supporting statements, made available to the Acquiring Fund and/or its counsel, are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquired Fund.

(u) The Acquired Fund would not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the Treasury regulations thereunder.

(v) The Acquired Fund has not waived or extended any applicable statute of limitations with respect to the assessment or collection of Taxes.

(w) The Acquired Fund has not received written notification from any taxing authority that asserts a position contrary to any of the representations set forth in paragraphs (j), (p), (t), (u), and (v) of this Section 4.1.

4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The IMST Trust and the Acquiring Fund represent and warrant to the M3Sixty Trust and the Acquired Fund as follows:

(a) The Acquiring Fund is a separate series of the IMST Trust, a Delaware statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware. The IMST Trust has the power to own all of its properties and assets and to perform its obligations under this Agreement.

(b) The IMST Trust is registered as an open-end management investment company, and its registration with the SEC as an investment company under the 1940 Act is in full force and effect.

(c) The current Prospectus and Statement of Additional Information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.

(d) The Acquiring Fund is not currently engaged in, and the execution, delivery and performance of this Agreement will not result in, a violation of any material provision of the Amended and Restated Agreement and Declaration of Trust of the IMST Trust or its By-Laws, or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e) Except as otherwise disclosed in writing to the Acquired Fund and accepted by the Acquired Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending, or to its knowledge, threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(f) There shall be no issued and outstanding shares of the Acquiring Fund prior to the Closing Date other than a nominal number of shares (“Initial Shares”) issued to a seed capital investor (which shall be the investment advisor of the Acquiring Fund or an affiliate thereof) to vote on the investment advisory and sub-advisory contracts, distribution and service plan under Rule 12b-1 of the 1940 Act, and other agreements and plans as may be required by the 1940 Act and to take whatever action it may be required to take as the Acquiring Fund’s sole shareholder. The Initial Shares have been or will be redeemed by the Acquiring Fund prior to the Closing for the price for which they were issued, and any price paid for the Initial Shares shall at all times have been held by the Acquiring Fund in a non-interest bearing account.

(g) All issued and outstanding Acquiring Fund Shares will be, at the Closing Date, validly issued, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquiring Fund shares, and there are no outstanding securities convertible into any Acquiring Fund shares.

(h) The execution, delivery, and performance of this Agreement has been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(i) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(j) From the mailing of the Form N-14 Registration/Proxy Statement through the time of the meeting of the Acquired Fund Shareholders and on the Closing Date, any written information furnished by the IMST Trust with respect to the Acquiring Fund for use in the N-14 Registration/Proxy Statement, the N-1A Registration Statement or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(k) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state blue sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

(l) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Delaware law for the execution of this Agreement by the IMST Trust, for itself and on behalf of the Acquiring Fund, or the performance of the Agreement by the IMST Trust, for itself and on behalf of the Acquiring Fund, except for the effectiveness of the N-1A Registration Statement and the N-14 Registration Statement and such other consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

(m) Subject to the accuracy of the representations and warranties in paragraph 4.1(p), for the taxable year that includes the Closing Date, the IMST Trust expects that the Acquiring Fund will meet the requirements of Chapter 1, Part I of Subchapter M of the Code for qualification as a RIC and will be eligible to, and will, compute its federal income tax under Section 852 of the Code. After the Closing, the Acquiring Fund will be a fund that is treated as a separate corporation under Section 851(g) of the Code.

(n) The Acquiring Fund is, and will be at the time of Closing, a newly created series without assets (other than the seed capital provided in exchange for Initial Shares) and without liabilities, created for the purpose of acquiring the assets and assuming the liabilities of the Acquired Fund, and, prior to the Closing, will not carry on any business activities (other than such activities as are customary to the organization of a new series of a registered investment company prior to its commencement of investment operations).

4.3 REPRESENTATIONS OF THE IMST TRUST. The IMST Trust represents and warrants to the M3Sixty Trust as follows:

(a) The IMST Trust has filed a post-effective amendment to its registration statement on Form N-1A (“N-1A Registration Statement”) for the purpose of registering the Acquiring Fund under the 1940 Act.

(b) The IMST Trust has adopted compliance policies and procedures, including policies and procedures pursuant to Rule 22e-4 under the 1940 Act, that are reasonably designed to prevent violation of the federal securities laws.

4.4 REPRESENTATIONS OF THE M3SIXTY TRUST. The M3Sixty Trust represents and warrants to the IMST Trust that the M3Sixty Trust has adopted compliance policies and procedures, including policies and procedures pursuant to Rule 22e-4 under the 1940 Act, that are reasonably designed to prevent violation of the federal securities laws.

ARTICLE V

COVENANTS

5.1 OPERATION IN ORDINARY COURSE. Each of the Acquiring Fund and the Acquired Fund will operate their businesses in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business may include payment of customary dividends and distributions and shareholder redemptions in the case of the Acquired Fund and redemptions of the Initial Shares in the case of the Acquiring Fund.

5.2 APPROVAL OF SHAREHOLDERS. The M3Sixty Trust will call a special meeting of the Acquired Fund Shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3 ADDITIONAL INFORMATION. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably request concerning the beneficial ownership of the Acquired Fund Shares.

5.4 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.5 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within 60 days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over by the Acquiring Fund, as well as any capital loss carryovers that will be carried over to the Acquiring Fund as a result of Section 381 of the Code, and which will be certified by the M3Sixty Trust’s Treasurer.

5.6 PREPARATION OF FORM N-14 REGISTRATION/PROXY STATEMENT. The IMST Trust will prepare and file with the SEC a registration/proxy statement on Form N-14 (the “N-14 Registration Statement”) relating to the transactions contemplated by this Agreement in compliance with the 1933 Act, the 1934 Act and the 1940 Act. The Acquired Fund will provide the Acquiring Fund with the materials and information necessary to prepare the N-14 Registration Statement.

5.7 INDEMNIFICATION.

(a) The Acquiring Fund (solely out of the Acquiring Fund’s assets and property, including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the Acquired Fund and the Acquired Fund’s Trustees and officers (collectively, “Acquired Fund Indemnified Persons”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund or any of the Acquired Fund Indemnified Persons may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any material breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

(b) The Acquired Fund (solely out of the Acquired Fund’s assets and property, including any amounts paid to the Acquired Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the Acquiring Fund and the Acquiring Fund’s Trustees and officers (collectively, “Acquiring Fund Indemnified Persons”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund or any of the Acquiring Fund Indemnified Persons may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any material breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

5.8 TAX RETURNS. The M3Sixty Trust covenants that by the time of the Closing, all of the Acquired Fund’s federal and other Tax returns and reports required by law to have been filed on or before the Closing Date (taking extensions into account) shall have been filed and all federal and other Taxes (if any) shown as due on said returns shall have either been paid or, if not yet due, adequate liability reserves shall have been provided for the payment of such Taxes.

5.9 CLOSING DOCUMENTS. At the Closing, the M3Sixty Trust will provide the IMST Trust with the following:

(a) A certificate, signed by the President and the Treasurer or Assistant Treasurer of the M3Sixty Trust on behalf of the Acquired Fund, stating the Acquired Fund’s known assets and liabilities, together with information concerning the tax basis and holding period of the Acquired Fund in all securities or investments transferred to the Acquiring Fund.

(b) A copy of any Tax books and records of the Acquired Fund necessary for purposes of preparing any Tax returns, schedules, forms, statements or related documents (including but not limited to any income, excise or information returns, as well as any transfer statements (as described in Treasury regulation Section 1.6045A-1)) required by law to be filed by the Acquiring Fund after the Closing.

(c) A copy (which may be in electronic form) of the shareholder ledger accounts of the Acquired Fund, including, without limitation, the name, address and taxpayer identification number of each shareholder of record; the number of shares of beneficial interest held by each shareholder; the dividend reinvestment elections applicable to each shareholder; the backup withholding certifications (e.g., IRS Form W-9) or foreign person certifications (e.g., IRS Form W-8BEN, W-8BEN-E, W-8ECI, or W-8IMY), notices or records on file with the Acquired Fund with respect to each shareholder; and such information as the IMST Trust may reasonably request concerning Acquired Fund Shares or Acquired Fund Shareholders in connection with the Acquiring Fund’s cost basis reporting and related obligations under Sections 1012, 6045, 6045A, and 6045B of the Code and related Treasury regulations following the Closing for all of the Acquired Fund Shareholders (the “Acquired Fund Shareholder Documentation”), certified by the M3Sixty Trust’s transfer agent or its President or its Vice President to the best of their knowledge and belief.

(d) All FASB ASC 740-10-25 (formerly, FIN 48) work papers and supporting statements pertaining to the Acquired Fund.

5.10 TAX TREATMENT. The Acquiring Fund and the Acquired Fund intend that the Reorganization will qualify as a reorganization described in Section 368(a)(1)(F) of the Code. Neither the Acquiring Fund nor the Acquired Fund shall take any action or cause any action to be taken (including, without limitation the filing of any Tax return) that is inconsistent with such treatment or results in the failure of such Reorganization to qualify as a reorganization described in Section 368(a)(1)(F) of the Code.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by the Acquiring Fund pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

6.1 All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the Closing Date, with the same force and effect as if made on and as of that Closing Date. The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the Acquiring Fund’s name by the IMST Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquired Fund shall reasonably request.

6.2 The IMST Trust, on behalf of the Acquiring Fund, shall have executed and delivered to the M3Sixty Trust an Assumption of Liabilities dated as of the Closing Date pursuant to which the Acquiring Fund will assume all of the Assumed Liabilities of the Acquired Fund not discharged prior to the Closing Date in accordance with Section 1.3 of this Agreement.

6.3 The Acquired Fund shall have received on the Closing Date a certificate from the President of the IMST Trust, dated as of the Closing Date, addressing the following points:

(i)         The IMST Trust is a statutory trust validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to carry on its business as presently conducted and described in the registration statement on Form N-1A of the IMST Trust, and the Acquiring Fund is a separate series of the IMST Trust constituted in accordance with the applicable provisions of the 1940 Act and the Amended and Restated Agreement and Declaration of Trust of the IMST Trust.

(ii)        The IMST Trust is registered with the SEC as an investment company under the 1940 Act and such registration with the SEC is in full force and effect.

(iii)       Assuming that consideration of not less than the NAV of the Acquiring Fund Shares has been paid, the Acquiring Fund Shares to be issued and delivered to the Acquired Fund, as provided by this Agreement, are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights with respect to Acquiring Fund Shares.

(iv)       The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated herein will not, result in a violation of the IMST Trust’s Amended and Restated Agreement and Declaration of Trust.

(v)        The N-14 Registration Statement has been filed with the SEC and no consent, approval, authorization or order of any court or governmental authority under U.S. federal law or the Delaware Statutory Trust Act is required to be obtained for consummation by the IMST Trust and the Acquiring Fund of the transactions contemplated herein, except as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under Delaware securities laws.

(vi)       To the knowledge of the President of the IMST Trust, except as has been disclosed in writing to the M3Sixty Trust, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the IMST Trust or the Acquiring Fund or any of their properties or assets or any person whom the IMST Trust or the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and neither the IMST Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

6.4 The N-1A Registration Statement filed by the IMST Trust with the SEC to register the offer of the sale of the Acquiring Fund Shares will be in effect on the Closing Date.

6.5 Subject to Section 6.3 as of the Closing Date with respect to the Reorganization of the Acquired Fund, there shall have been no material change in the investment objective, policies and restrictions nor any material change in the investment management fees, fee levels payable pursuant to the shareholder servicing plan, other fees payable for services provided to the Acquiring Fund, or fee waiver or expense reimbursement undertakings of the Acquiring Fund from those fee amounts and undertakings of the Acquiring Fund described in the N-14 Registration Statement or N-1A Registration Statement.

6.6 The IMST Trust Board of Trustees, including a majority of Trustees who are not “interested persons” of the IMST Trust as defined under the 1940 Act, has determined that the transactions contemplated by this Agreement are in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of such transactions.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by the Acquired Fund pursuant to this Agreement, on or before the Closing Date and, in addition, shall be subject to the following conditions:

7.1 All representations, covenants, and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date. The Acquired Fund shall have delivered to the Acquiring Fund on such Closing Date a certificate executed in the Acquired Fund’s name by the M3Sixty Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of such Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2 The M3Sixty Trust, on behalf of the Acquired Fund, shall have duly executed and delivered to the IMST Trust such bills of sale, assignments, certificates and other instruments of transfer as may be necessary or desirable to transfer all right, title and interest of the Acquired Fund in and to the Acquired Assets.

7.3 The Acquiring Fund shall have received on the Closing Date a certification from the President of the M3Sixty Trust, dated as of the Closing Date, addressing the following points:

(i)        The M3Sixty Trust is a statutory trust validly existing and in good standing under the laws of the State of Delaware and has power to own all of its properties and assets and to carry on its business as presently conducted and described in the registration statement on Form N-1A of the M3Sixty Trust, and the Acquired Fund is a separate series of the M3Sixty Trust constituted in accordance with the applicable provisions of the 1940 Act and the Agreement and Declaration of Trust of the M3Sixty Trust.

(ii)       The M3Sixty Trust is registered with the SEC as an investment company under the 1940 Act and such registration with the SEC is in full force and effect.

(iii)      The Acquired Fund has the power to sell, assign, transfer and deliver its assets to be transferred by it under the Agreement, and, upon consummation of the transactions contemplated hereby, the Acquired Fund will have transferred such assets to the Acquiring Fund.

(iv)      The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated herein will not, result in a violation of the M3Sixty Trust’s Agreement and Declaration of Trust.

(v)       No consent, approval, authorization or order of any court or governmental authority under U.S. law or the Delaware Statutory Trust Act is required to be obtained for the consummation by the M3Sixty Trust and the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under Delaware securities laws.

(vi)      To the knowledge of the President of the M3Sixty Trust, except as has been disclosed in writing to the IMST Trust, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the M3Sixty Trust or the Acquired Fund or any of their properties or assets or any person whom the M3Sixty Trust or the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and neither the M3Sixty Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

7.4 The Acquired Fund shall have delivered to the Acquiring Fund (a) a certificate, signed by the President or Vice President and the Treasurer or Assistant Treasurer of the M3Sixty Trust on behalf of the Acquired Fund, stating the Acquired Fund’s known assets and liabilities, together with information concerning the tax basis and holding period of the Acquired Fund in all securities or investments transferred to the Acquiring Fund; (b) the Acquired Fund Shareholder Documentation; (c) all FASB ASC 740-10-25 (formerly, FIN 48) work papers; (d) copies of the Tax books and records of the Acquired Fund for purposes of preparing any Tax returns required by law to be filed after the Closing Date; and (e) a statement of earnings and profits of the Acquired Fund, as described in paragraph 5.5.

7.5 The M3Sixty Trust Board of Trustees, including a majority of Trustees who are not “interested persons” of the M3Sixty Trust as defined under the 1940 Act, has determined that the transactions contemplated by this Agreement are in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of such transactions.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE
ACQUIRING FUND AND ACQUIRED FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement. Notwithstanding anything to the contrary in the foregoing, if the conditions stated in paragraphs 8.1 and 8.5 below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the transactions contemplated by this Agreement shall not be consummated:

8.1 This Agreement and the transactions contemplated herein, with respect to the Acquired Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with Delaware law and the provisions of the Agreement and Declaration of Trust of the M3Sixty Trust. Certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.1.

8.2 On the Closing Date, the SEC shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the SEC and of state blue sky securities authorities, including any necessary no-action positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may waive any such conditions for itself.

8.4 Each of the N-1A Registration Statement and the N-14 Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5 The M3Sixty Trust and the IMST Trust shall have received the opinion of Morgan, Lewis & Bockius LLP dated as of the Closing Date and addressed to the IMST Trust and the M3Sixty Trust, in a form satisfactory to them, substantially to the effect that, based upon certain facts, qualifications, certifications, representations and assumptions, for federal income tax purposes:

(a) The Reorganization will constitute a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code, and each of the Acquired Fund and the Acquiring Fund will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) No gain or loss will be recognized by the Acquired Fund upon the transfer of all the Acquired Assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund, or upon the distribution of the Acquiring Fund Shares to the Acquired Fund Shareholders, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;

(c) The tax basis in the hands of the Acquiring Fund of each Acquired Asset transferred from the Acquired Fund to the Acquiring Fund in the Reorganization will be the same as the tax basis of such Acquired Asset in the hands of the Acquired Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Fund on the transfer;

(d) The holding period in the hands of the Acquiring Fund of each Acquired Asset transferred from the Acquired Fund to the Acquiring Fund in the Reorganization, other than Acquired Assets with respect to which gain or loss is required to be recognized, will include the Acquired Fund’s holding period for such Acquired Asset (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset);

(e) No gain or loss will be recognized by the Acquiring Fund upon its receipt of all the Acquired Assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund as part of the Reorganization;

(f) No gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of their Acquired Fund Shares for Acquiring Fund Shares as part of the Reorganization;

(g) The aggregate tax basis of the Acquiring Fund Shares that each Acquired Fund Shareholder receives in the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares exchanged therefor;

(h) Each Acquired Fund Shareholder’s holding period for the Acquiring Fund Shares received in the Reorganization will include the Acquired Fund Shareholder’s holding period for the Acquired Fund Shares exchanged therefor, provided that the Acquired Fund Shareholder held such Acquired Fund Shares as capital assets on the date of the exchange; and

(i) The taxable year of the Acquired Fund will not end as a result of the Reorganization.

Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.5.

ARTICLE IX

EXPENSES

9.1 Except as otherwise provided for herein, MFAC and UMBFS (or any affiliates thereof) shall bear all expenses of the transactions contemplated by this Agreement (other than expenses, if any, of the shareholders). Such expenses include, without limitation: (a) expenses associated with the preparation and filing of the N-14 Registration Statement; (b) postage; (c) printing; (d) accounting fees; (e) audit and legal fees, including fees of the counsel to the M3Sixty Trust, counsel to the Independent Trustees of the M3Sixty Trust, counsel to the IMST Trust, and counsel to the Independent Trustees of the IMST Trust; (f) solicitation costs of the transactions; (g) service provider conversion fees; and (g) any costs associated with meetings of each Fund’s Board of Trustees relating to the transactions contemplated herein.

MFAC and UMBFS (or any affiliates thereof) shall remain so liable for expenses, regardless of whether the transactions contemplated by this Agreement occur, and this Section 9.1 shall survive the Closing and any termination of this Agreement pursuant to paragraph 11.1. Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in a failure by either the Acquired Fund or the Acquiring Fund to qualify for treatment as a RIC within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a reorganization within the meaning of Section 368(a) of the Code or otherwise result in the imposition of tax on either the Acquired Fund or the Acquiring Fund or on any of their respective shareholders.

9.2 At the Closing, MFAC and UMBFS (or any affiliate thereof) shall pay the estimated costs of the Reorganization to be paid by it pursuant to paragraph 9.1, and any remaining balance shall be paid by MFAC and UMBFS (or any affiliates thereof) within 30 days after the Closing.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL

10.1 The IMST Trust, on behalf of the Acquiring Fund, and the M3Sixty Trust, on behalf of the Acquired Fund, agree that neither party has made to the other party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2 The representations and warranties contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, including, without limitation, the indemnification obligations under Section 5.7, shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing Date, and the obligations of the Acquiring Fund, shall continue in effect beyond the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1 This Agreement may be terminated by the mutual agreement of the IMST Trust and the M3Sixty Trust. In addition, either the IMST Trust or the M3Sixty Trust may at its option terminate this Agreement at or prior to the Closing Date due to:

(a) a breach by the other of any representation, warranty, covenant or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days or, in the sole discretion of the non-breaching party’s Board of Trustees, prior to the Closing Date;

(b) a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and it reasonably appears to the terminating party’s Board of Trustees that it will not or cannot be met; or

(c) a determination by the terminating party’s Board of Trustees that the consummation of the transactions contemplated herein is not in the best interest of the shareholders of the Acquired Fund or Acquiring Fund, and to give notice to the other party hereto.

11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund, the Acquired Fund, the IMST Trust, the M3Sixty Trust, or the respective Trustees or officers to the other party or its Trustees or officers, but paragraph 9.1 shall continue to apply.

ARTICLE XII

AMENDMENTS

12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund Shareholders pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing any provisions to the detriment of such shareholders.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY

13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5 It is expressly agreed that the obligations of the Acquiring Fund hereunder shall not be binding upon any of the Trustees, shareholders, officers, agents, or employees of the IMST Trust personally, but shall bind only the trust property of the Acquiring Fund, as provided in the Amended and Restated Agreement and Declaration of Trust of the IMST Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the IMST Trust on behalf of the Acquiring Fund and signed by authorized officers of the IMST Trust, acting as such. Such authorization by such Trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquiring Fund as provided in the IMST Trust’s Amended and Restated Agreement and Declaration of Trust.

13.6 It is expressly agreed that the obligations of the Acquired Fund hereunder shall not be binding upon any of the Trustees, shareholders, officers, agents, or employees of the M3Sixty Trust personally, but shall bind only the trust property of the Acquired Fund, as provided in the Agreement and Declaration of Trust of the M3Sixty Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the M3Sixty Trust on behalf of the Acquired Fund and signed by authorized officers of the M3Sixty Trust, acting as such. Such authorization by such Trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquired Fund as provided in the M3Sixty Trust’s Agreement and Declaration of Trust.

13.7 Each of the IMST Trust, on behalf of the Acquiring Fund, and the M3Sixty Trust, on behalf of the Acquired Fund, specifically acknowledges and agrees that any liability under this Agreement with respect to the Acquiring Fund or Acquired Fund, respectively, or in connection with the transactions contemplated herein with respect to the Acquiring Fund or Acquired Fund, respectively, shall be discharged only out of the assets of the Acquiring Fund or Acquired Fund, respectively, and that no other series of the IMST Trust or the M3Sixty Trust shall be liable with respect thereto.

ARTICLE XIV

CONFIDENTIALITY

14.1 Each Fund agrees to treat confidentially and as proprietary information of the other Fund all records and other information, including any information relating to portfolio holdings, of such other Fund and not to use such records and information for any purpose other than the performance of its duties under this Agreement; provided, however, that after prior notification of and written approval by such other Fund (which approval shall not be withheld if the disclosing Fund would be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities having proper jurisdiction, and which approval shall not be withheld unreasonably in any other circumstance), a Fund may disclose such records and/or information as so approved.

ARTICLE XV

COOPERATION AND EXCHANGE OF INFORMATION

15.1 The M3Sixty Trust and the IMST Trust will provide each other and their respective representatives with such cooperation, assistance and information as either of them reasonably may request of the other in filing any Tax returns, amended Tax returns or claims for Tax refunds, determining a liability for Taxes or a right to a refund of Taxes, requesting a closing agreement or similar relief from a taxing authority or participating in or conducting any audit or other proceeding in respect of Taxes, or in determining the financial reporting of any Tax position. Each party or its respective agents will retain for a period of six years following the Closing all returns, schedules and work papers and all material records or other documents relating to Tax matters and financial reporting of Tax positions of the Acquired Fund and Acquiring Fund for its taxable period first ending after the Closing and for prior taxable periods for which the party is required to retain records as of the Closing, provided that the Acquired Fund shall not be required to maintain any such documents that it has delivered to the Acquiring Fund.

15.2 Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund, up to and including the date of the Closing, and such later date on which the Acquired Fund is terminated including, without limitation, responsibility for (i) preparing and filing any Tax returns relating to Tax periods ending on or prior to the date of the Closing (whether due before or after the Closing); and (ii) preparing and filing other documents with the SEC, any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, except as otherwise is mutually agreed by the parties.

***Signature Page Follows.***

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

M3SIXTY FUNDS TRUST on behalf of the Acquired Fund

By:

Name:

Title:

INVESTMENT MANAGERS SERIES TRUST II on behalf of the Acquiring Fund

By:

Name:

Title:

MUTUAL FUND ADMINISTRATION, LLC, solely with respect to Article IX

By:

Name:

Title:

UMB FUND SERVICES, INC., solely with respect to Article IX

By:

Name:

Title:

APPENDIX D – MORE INFORMATION ABOUT THE ACQUIRING FUNDS

The term “Fund” below refers to an Acquiring Fund and “Funds” refers to the Acquiring Funds.

AXS Alternative Value Fund

Investment Objective

The Fund seeks long-term growth of capital.

The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval, upon at least 60 days’ prior written notice to shareholders. The Fund’s investment strategies and policies may be changed from time to time without shareholder approval or prior written notice, unless specifically stated otherwise in this Prospectus or the SAI.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by purchasing equity securities of U.S. companies that the Sub-Advisor believes are undervalued and likely to appreciate. The Fund generally seeks to purchase common stocks of companies that are constituents of the S&P 500® Index. The Fund may invest across different industries and sectors. While the Fund emphasizes investments in U.S. large capitalization equity securities, the Fund may invest in equity securities in non-U.S. markets and U.S. government securities, either directly or indirectly through ETFs, ETNs and mutual funds.

The Fund may use borrowings for investment purposes. In determining when and to what extent to employ borrowing (i.e., leverage), the Sub-Advisor will consider factors such as the relative risks and returns expected from the portfolio as a whole and the costs of such transactions. Borrowings may be structured as secured or unsecured loans, and may have fixed or variable interest rates. The Fund may borrow to the maximum extent permitted by the 1940 Act. The Fund will only engage in borrowing when the Sub-Advisor believes the return from the additional investments will be greater than the costs associated with the borrowing.

The Sub-Advisor selects securities for purchase and sale using its proprietary ROTA/ROME® investment selection and portfolio construction methodology. ROTA/ROME® focuses on a company’s Return on Total Assets (“ROTA”) and Return on Market Value of Equity (“ROME”) in order to identify companies whose per share intrinsic value has diverged significantly from the current market price of its stock.

ROTA, or Return on Total Assets, measures the profits that a company has earned on the capital invested in the business. The Sub-Advisor believes that companies with higher ROTAs are more attractive investment opportunities than companies with lower ROTAs because a business that has a high ROTA and can maintain that high ROTA over long periods of time most likely has a competitive advantage in the marketplace that gives it an edge over its competition.

ROME, or Return on Market Value of Equity, divides a company’s profits by its current stock price. This “profit yield” is similar in concept to a bond’s “yield.” Like a bond yield, a higher ROME yield generally means that a company’s stock price is lower and cheaper than that of other companies. Similarly, a low ROME yield means the company’s stock price is higher and thus more expensive than that of other companies.

The Sub-Advisor use these two metrics to determine if a particular company is an attractive business (i.e., ROTA) and whether the company’s stock is cheap or expensive (i.e., ROME).

AXS Market Neutral Fund

Investment Objective

The Fund seeks long-term growth of capital independent of stock market direction.

The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval, upon at least 60 days’ prior written notice to shareholders. The Fund’s investment strategies and policies may be changed from time to time without shareholder approval or prior written notice, unless specifically stated otherwise in this Prospectus or the SAI.

Principal Investment Strategies

The Market Neutral Fund seeks to achieve its investment objective by balancing “long” and “short” positions. To do this, the Market Neutral Fund will buy (take long positions in) equity securities of U.S. companies that the Sub-Advisor believes are undervalued and more likely to appreciate and, at the same time, borrow and then sell (take short positions in) equity securities of U.S. companies that the Sub-Advisor believes are likely to underperform the long positions over time. The Market Neutral Fund generally seeks to purchase and sell short common stock of companies that are constituents of the S&P 500® Index. The Market Neutral Fund may invest across different industries and sectors. The Market Neutral Fund may also invest in the securities of issuers of any size.

When the Market Neutral Fund takes a long position, it purchases a stock outright. The Market Neutral Fund increases in value when the market price of the stock exceeds the cost per share to acquire the stock. In addition, the Market Neutral Fund will earn dividend income when dividends are paid on stocks owned by the Market Neutral Fund. When the Market Neutral Fund takes a short position, it sells at the current market price a stock it does not own but has borrowed in anticipation that the market price of the stock will decline or underperform the positions in the long portfolio. To complete, or close out, the short sale transaction, the Market Neutral Fund buys the same stock in the market at a later date and returns it to the lender. The Market Neutral Fund will make money if the market price of the borrowed stock goes down further than borrowing costs, including dividend expenses when stocks held short pay dividends, and the Market Neutral Fund is able to replace the borrowed stock. While it is not guaranteed, the Sub-Advisor expects that dividend income will exceed dividend expense on an annual basis. Alternatively, if the price of the stock goes up after the short sale and before the short position is closed, the Market Neutral Fund will lose money on that position because it will have to pay more to replace the borrowed stock than the Market Neutral Fund received when the Market Neutral Fund sold the stock short. Under normal circumstances, the Market Neutral Fund intends to generally remain “market neutral” on a “Beta-adjusted basis.”

As used here, Beta is a statistical measure of the sensitivity of a company’s stock price to the movement of a broad stock market index. For the Market Neutral Fund, the Sub-Advisor considers a company’s stock price Beta relative to the S&P 500® Index. A Beta of 1.0 means a stock generally moves up and down in proportion to the movement of the stock market. A Beta greater than 1.0 means a stock generally moves up and down more than the movement of the stock market. A Beta less than 1.0 means that a stock generally moves up and down less than the movement of the stock market. “Beta-adjusted market neutral” means that the Sub-Advisor will attempt to offset 100% of the Market Neutral Fund’s long exposure to the Beta of the broad stock market (i.e., the up and down movements of the S&P 500® Index) by sizing the short positions based on the relative Betas of the long positions compared to the short positions. For example, when the Betas of the short positions are higher than the Betas of the long positions, fewer dollars of short positions are needed to offset the Betas of the long portfolio. In this case, the Market Neutral Fund will be “net long” on a dollar basis (i.e., more dollars invested in the long positions than in the short positions), but will still be “market neutral” on a Beta-adjusted basis. A “Beta-adjusted market neutral” strategy typically seeks to derive total returns strictly from stock picking Alpha, with none of the return over time coming from the general up and down movement of the broader stock market. Over time, since the Market Neutral Fund is Beta-adjusted market neutral, the Market Neutral Fund’s total return is expected to be largely independent of the positive or negative total returns of the broad stock market.

An actively managed stock portfolio’s gross investment return is generally driven by three factors: (i) the overall stock market’s return (i.e., in the Market Neutral Fund’s case, the overall stock market’s return is measured using the S&P 500® Total Return Index, the Fund’s benchmark); (ii) the sensitivity of the portfolio to changes in prices in the overall stock market (i.e., the portfolio’s Beta relative to the stock market); and (iii) the Sub-Advisor’s ability to do better or worse than what would be predicted by multiplying the market’s return by the portfolio’s Beta (i.e., (i) times (ii) above). This last component (iii) is called Alpha and is the risk-adjusted (i.e., Beta-adjusted) outperformance or underperformance of the portfolio relative to the stock market. Since the Market Neutral Fund has generally attempted to hedge all of the overall market’s returns on a Beta-adjusted basis through its short positions, all of the Market Neutral Fund’s net return is expected to be solely the Alpha generated by the Sub-Advisor, less all of the Market Neutral Fund’s fees and expenses. Positive Alpha can be generated if the stocks selected for the long portfolio exceed the performance of the S&P 500® Total Return Index and/or if the stocks selected for the short portfolio underperform the S&P 500® Total Return Index, less all of the Market Neutral Fund’s fees and expenses.

By employing this long/short Beta-adjusted market neutral investment strategy, the Market Neutral Fund seeks to limit its volatility relative to movements in the overall stock market and limit downside risk during market declines. The Market Neutral Fund may achieve a gain if the securities in its long portfolio outperform the securities in its short portfolio, each taken as a whole, even if the short positions generate a loss, as long as the loss in the short portfolio does not exceed the gain in the long portfolio. Conversely, the Market Neutral Fund may incur a loss if the securities in its short portfolio outperform the securities in its long portfolio. The Sub-Advisor attempts to achieve returns for the Market Neutral Fund that at least exceed the return on short-term fixed-income securities, with the broader goal of generating attractive risk-adjusted total returns compared to the S&P 500® Total Return Index.

The Market Neutral Fund may use borrowings for investment purposes, and the Market Neutral Fund’s use of short positions will add financial leverage to the Market Neutral Fund similar to borrowings. In determining when and to what extent to employ leverage, the Sub-Advisor will consider factors such as the relative risks and returns expected from the portfolio as a whole and the costs of such transactions. These loans may be structured as secured or unsecured loans and may have fixed or variable interest rates. The Market Neutral Fund may borrow or use other types of leverage (e.g., derivative transactions such as short sales) to the maximum extent permitted by the 1940 Act. The Market Neutral Fund will use leverage when the Sub-Advisor believes the return from the additional investments will be greater than the costs associated with the borrowing. The Fund may at times hold long and short positions that in the aggregate exceed the value of its net assets (i.e., so that the Fund is effectively leveraged).

The Sub-Advisor selects securities for purchase or short sale using its proprietary ROTA/ROME® investment selection and portfolio construction methodology. ROTA/ROME® focuses on a company’s Return on Total Assets (“ROTA”) and Return on Market Value of Equity (“ROME,”) in order to identify companies whose per share intrinsic value has diverged significantly from the current market price of stock.

ROTA, or Return on Total Assets, measures the profits that a company has earned on the capital invested in the business. The portfolio managers believe that companies with higher ROTAs are more attractive investment opportunities than companies with lower ROTAs because a business that has a high ROTA and can maintain that high ROTA over long periods of time most likely has some sort of competitive advantage in the marketplace that gives it an edge over its competition.

ROME, or Return on Market Value of Equity, divides a company’s profits by its current stock price. This “profit yield” is similar in concept to a bond’s “yield.” Like a bond yield, a higher ROME yield generally means that a company’s stock price is lower and cheaper. Similarly, a low ROME yield means the company’s stock price is higher and thus more expensive than that of other companies.

The Sub-Advisor uses these two metrics together to determine if a particular Company is an attractive business (i.e., ROTA) and whether that company’s stock is cheap or expensive (i.e., ROME).

The Sub-Advisor will periodically reconstitute and rebalanced the Market Neutral Fund’s portfolio according to its quantitative investment strategy, which may result in significant portfolio turnover. A higher rate of portfolio turnover increases transaction expenses, which may negatively affect the Market Neutral Fund’s performance. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders as ordinary income.

Temporary Defensive Positions. Each Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. During such an unusual set of circumstances, each Fund may hold up to 100% of its portfolio in cash or cash equivalent positions. When a Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.

Cash Position. The Funds may not always stay fully invested. For example, when the portfolio manager believes that market conditions are unfavorable for profitable investing, or when he is otherwise unable to locate attractive investment opportunities, the Funds’ cash or similar investments may increase. In other words, cash or similar investments generally are a residual – they represent the assets that remain after the Fund has committed available assets to desirable investment opportunities. When the Fund’s investments in cash or similar investments increase, it may not participate in market advance or declines to the same extent that it would if the Fund remained more fully invested. The Fund may also maintain cash positions in order to remain in compliance with certain regulations or margin requirements.

Principal Risks of Investing in the Funds

The Funds’ principal risks are set forth below. Before you decide whether to invest in a Fund, carefully consider these risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

Market risk (Both Funds). The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. For example, the financial crisis that began in 2008 caused a significant decline in the value and liquidity of many securities; in particular, the values of some sovereign debt and of securities of issuers that invest in sovereign debt and related investments fell, credit became more scarce worldwide and there was significant uncertainty in the markets. Such environments could make identifying investment risks and opportunities especially difficult for the Sub-Advisor. In response to the crisis, the United States and other governments have taken steps to support financial markets. The withdrawal of this support or failure of efforts in response to the crisis could negatively affect financial markets generally as well as the value and liquidity of certain securities. In addition, policy and legislative changes in the United States and in other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Equity risk (Both Funds). The value of the equity securities held by a Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. The price of common stock of an issuer in the Fund's portfolio may decline if the issuer fails to make anticipated dividend payments because, among other reasons, the financial condition of the issuer declines. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company's capital structure, in terms of priority with respect to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

Stock market risk (AXS Market Neutral Fund). The value of the Market Neutral Fund’s assets will fluctuate as the equity market fluctuates, although the Beta-adjusted market neutral focus of the Market Neutral Fund should reduce the effect of general market fluctuations on the valuation of the Market Neutral Fund as a whole. The value of the Market Neutral Fund’s long and short investments each may decline, and each may decline in value at the same time, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Market turbulence resulting from COVID-19 (Both Funds). An outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has spread internationally. This coronavirus has resulted in closing international borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general public concern and uncertainty. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. The future impact of COVID-19 is currently unknown ,and it may exacerbate other risks that apply to the Fund, including political, social and economic risks. Any such impact could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment in the Fund.

Large-cap company risk (Both Funds). Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion. In addition, large-capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and may be more prone to global economic risks.

Value-oriented investment strategies risk (AXS Alternative Value Fund). Value stocks are those that are believed to be undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. In addition, during some periods (which may be extensive) value stocks generally may be out of favor in the markets. Therefore the Fund is most suitable for long-term investors who are willing to hold their shares for extended periods of time through market fluctuations and the accompanying changes in share prices.

Borrowing risk (Both Funds). Borrowing money for investment purposes involves certain risks to the Fund’s shareholders, including potential for higher volatility of the net asset value of the Fund’s shares and the relatively greater effect of portfolio holdings on the net asset value of the shares. In addition, interest costs on borrowings may fluctuate with changing market interest rates and may partially offset or exceed the return earned on the borrowed funds. Also, during times of borrowing under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. Unless profits on assets acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will diminish the investment performance of the Fund compared with what it would have been without borrowing.

Leveraging risk (AXS Market Neutral Fund). The use of leverage, such as borrowing for investment purposes or taking short positions in financial instruments, may magnify the Fund’s gains or losses. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying instrument can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

Short sales risk (AXS Market Neutral Fund). In connection with a short sale of a security or other instrument, the Fund is subject to the risk that instead of declining, the price of the security or other instrument sold short will rise. If the price of the security or other instrument sold short increases between the date of the short sale and the date on which the Fund replaces the security or other instrument borrowed to make the short sale, the Fund will experience a loss, which is theoretically unlimited since there is a theoretically unlimited potential for the market price of a security or other instrument sold short to increase. By investing the proceeds received from selling securities short, the Fund is employing leverage, which creates special risks. Furthermore, until the Fund replaces a security borrowed, or sold short, it must pay to the lender amounts equal to any dividends that accrue during the period of the short sale. In addition, the Fund will incur certain transaction fees associated with short selling.

Sector focus risk (Both Funds). The Fund may invest a larger portion of its assets in one or more sectors than many other mutual funds and thus will be more susceptible to negative events affecting those sectors. At times the performance of the Fund’s investments may lag the performance of other sectors or the broader market as a whole. Such underperformance may continue for extended periods of time. Performance of companies in the financial sector may be adversely impacted by many factors, including, among others: government regulation of, or related to, the sector; governmental monetary and fiscal policies; economic, business or political conditions; credit rating downgrades; changes in interest rates; price competition; and decreased liquidity in credit markets. This sector has experienced significant losses and a high degree of volatility in the past, and the impact of more stringent capital requirements and of recent or future regulation on any individual financial company or on the sector as a whole cannot be predicted. Performance of companies in the consumer non-cyclical and consumer cyclical sectors may be affected by economic, business or political conditions, consumer demand, price competition and government regulation.

Management and strategy risk (Both Funds). The value of your investment depends on the judgment of the Sub-Advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. Investment strategies employed by the Sub-Advisor in selecting investments for a Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

Asset segregation risk (AXS Market Neutral Fund). Under applicable law, the Market Neutral Fund must segregate liquid assets in connection with certain short positions, and as a consequence, such portions of the Market Neutral Fund’s portfolio may not be available for investment, which may in turn affect the Market Neutral Fund’s returns.

Portfolio turnover risk (AXS Market Neutral Fund). Active and frequent trading of a Fund’s securities may lead to higher transaction costs and may result in a greater number of taxable transactions, which could negatively affect the Fund’s performance. A high rate of portfolio turnover is 100% or more.

Foreign investment risk (AXS Alternative Value Fund). Investments in foreign securities are affected by risk factors generally not thought to be present in the United States. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. Special risks associated with investments in foreign markets include less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, less government supervision of exchanges, brokers and issuers, greater risks associated with counterparties and settlement, and difficulty in enforcing contractual obligations. In addition, changes in exchange rates and interest rates, and imposition of foreign taxes, may adversely affect the value of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. The Fund’s investments in depository receipts (including ADRs) are subject to these risks, even if denominated in U.S. Dollars, because changes in currency and exchange rates affect the values of the issuers of depository receipts. In addition, the underlying issuers of certain depository receipts, particularly unsponsored or unregistered depository receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

ETF and mutual fund risk (AXS Alternative Value Fund). Investing in ETFs or mutual funds (including other funds managed by the Advisor) will provide the Fund with exposure to the risks of owning the underlying securities the ETFs or mutual funds hold. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. In addition, an ETF or a mutual fund, if the mutual fund is an index fund, may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF or mutual fund, the temporary unavailability of certain index securities in the secondary market, or discrepancies between the ETF or mutual fund and the index with respect to the weighting of securities or the number of securities held. It may be more expensive for the Fund to invest in an ETF or mutual fund than to own the portfolio securities of these investment vehicles directly. Investing in ETFs and mutual funds, which are investment companies, involves duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

ETN risk (AXS Alternative Value Fund). ETNs are debt securities that combine certain aspects of ETFs and bonds. ETNs are not investment companies and thus are not regulated under the 1940 Act. ETNs, like ETFs, are traded on stock exchanges and generally track specified market indices, and their value depends on the performance of the underlying index and the credit rating of the issuer. ETNs may be held to maturity, but unlike bonds there are no periodic interest payments and principal is not protected.

Government-sponsored entities risk (AXS Alternative Value Fund). The Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) when it is not obligated to do so.

Cybersecurity risk (Both Funds). Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause a Fund, the Sub-Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. A cybersecurity incident may disrupt the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset values, and prevent shareholders from redeeming their shares. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

For further information about the risks of investing in the Funds, please see the SAI.

Portfolio Holdings Information

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ Statement of Additional Information (“SAI”). Currently, disclosure of each Fund’s holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Funds’ Annual Report and Semi-Annual Report to Fund shareholders and in its monthly holdings report on Form N-PORT.

MANAGEMENT OF THE FUNDS

Investment Advisor

AXS Investments LLC, a Delaware limited liability company formed in October 2019, which maintains its principal offices at 181 Westchester Avenue, Suite 402, Port Chester, New York 10573, acts as the investment advisor to the Funds pursuant to an investment advisory agreement (the “Advisory Agreement”) with the Trust. The Advisor is registered as an investment advisor with the SEC and provides investment advice to open-end mutual funds. The Advisor has approximately $507 million in assets under management as of December 29, 2020.

Subject to the general supervision of the Board, the Advisor is responsible for selecting and overseeing the performance of the Sub-Advisor with regard to the management of each Fund in accordance with its investment objectives and policies using the approaches discussed in the “Principal Investment Strategies” sections of this Prospectus.

Pursuant to the Advisory Agreement, for its services, the Advisor is entitled to receive an annual management fee as listed below of each Fund’s average daily net assets, calculated daily and payable twice per month.

Fund	Contractual Advisory Fees As a Percentage of Average Daily Net Assets
AXS Alternative Value Fund	0.65%
AXS Market Neutral Fund	1.40%

Sub-Advisor

Quantitative Value Technologies LLC, d/b/a Cognios Capital with its principal place of business at 7900 College Boulevard, Suite 124, Overland Park, Kansas 66210, serves as the Sub-Advisor to the Funds, pursuant to a sub-advisory agreement with the Advisor (the “Sub-Advisory Agreement”). The Sub-Advisor was founded in February 2020 and is registered as an investment advisor with the SEC. The Sub-Advisor is responsible for the day-to-day management of the Fund’s portfolio, the selection of the Fund’s portfolio investments and supervision of its portfolio transactions subject to the general oversight of the Board and the Advisor. Cognios Capital manages approximately $130 million in assets for open-end mutual funds as of December 30, 2020.

The Advisor, not the Fund, compensates the Sub-Advisor with a management fee based on the average daily net assets of the Fund, out of the investment advisory fees it receives from the Fund.

A discussion regarding the basis for the Board’s approval of the Advisory Agreement and Sub-Advisory Agreement will be available in the Funds’ Semi-Annual Report to shareholders dated as of March 31, 2020.

Manager of Managers Structure

AXS and IMST II have received an exemptive order from the SEC for the Funds which allows AXS to operate the Funds under a “manager of managers” structure (the “Order”). Pursuant to the Order AXS may, subject to the approval of the IMST II Board, hire or replace sub-advisors such as Cognios Capital and modify any existing or future agreement with such sub-advisors without obtaining shareholder approval.

Pursuant to the Order, AXS, with the approval of the IMST II Board, has the discretion to terminate any sub-advisor, including Cognios Capital, and allocate and reallocate a Fund’s assets among AXS and any other sub-advisor. AXS, subject to the oversight and supervision by the IMST II Board, has responsibility to oversee any sub-advisor for a Fund and to recommend, for approval by the IMST II Board, the hiring, termination and replacement of sub-advisors for a Fund. In evaluating a prospective sub-advisor, AXS will consider, among other things, the proposed sub-advisor’s experience, investment philosophy and historical performance. AXS remains ultimately responsible for supervising, monitoring and evaluating the performance of any sub-advisor retained to manage a Fund. Within 90 days after hiring any new sub-advisor, the respective Fund’s shareholders will receive information about any new sub-advisory relationships.

Use of the “manager of managers” structure does not diminish AXS’s responsibilities to the Funds under its Advisory Agreement. AXS has overall responsibility, subject to oversight by the IMST II Board, to oversee the sub-advisors and recommend their hiring, termination and replacement. Specifically, AXS will, subject to the review and approval of the Board: (a) set a Fund’s overall investment strategy; (b) evaluate, select and recommend sub-advisors to manage all or a portion of a Fund’s assets; and (c) implement procedures reasonably designed to ensure that each sub-advisor complies with the respective Fund’s investment goal, policies and restrictions. Subject to the review by the Board, AXS will: (a) when appropriate, allocate and reallocate a Fund’s assets among multiple sub-advisors; and (b) monitor and evaluate the performance of the sub-advisors. Replacement of AXS or the imposition of material changes to the Advisory Agreement would continue to require prior shareholder approval.

Portfolio Managers

Jonathan C. Angrist, has 23 years of investment experience. Mr. Angrist is a co-founder of Quantitative Value Technologies, LLC d/b/a Cognios Capital and is its Chief Executive Officer and Chief Investment Officer. Prior to Quantitative Value Technologies, LLC, he was a co-founder and portfolio manager at Cognios Capital, LLC founded in 2008. Mr. Angrist is also the Chief Investment Officer for Brandmeyer Enterprises, a family office, from 2010 to 2019. Prior to this, Mr. Angrist was a Portfolio Manager at Helzberg Angrist Capital, LLC, an investment manager (from 2005 - 2008), a Portfolio Manager for the Buffalo Funds, a mutual fund company (from 2004 - 2005), and a Principal with Harvest Partners, Inc., a private equity and leveraged buyout firm (from 1997 to 2003). Mr. Angrist received an MBA and a B.S. (Summa Cum Laude and Phi Beta Kappa) from Tulane University.

Brian J. Machtley, has 19 years of investment experience. Mr. Machtley is a co-founder of Quantitative Value Technologies, LLC d/b/a Cognios Capital and is its Chief Operating Officer. Prior to Quantitative Value Technologies, LLC, he was a co-founder and portfolio manager at Cognios Capital, LLC founded in 2008. Mr. Machtley is also a Managing Director at Brandmeyer Enterprises, a family office, from 2010 to 2019. Prior to this, Mr. Machtley was a Senior Analyst at Helzberg Angrist Capital, LLC, an investment manager (from 2007 - 2008), an Associate Portfolio Manager at the Discovery Group, a hedge fund company (from 2003 - 2007), and an Analyst at Houlihan Lokey, a global investment bank (from 2001 to 2003). Mr. Machtley received his B.S. in Business Administration with majors in Finance and Economics from Drake University.

The SAI provides additional information about the portfolio managers’ method of compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Fund securities.

Other Service Providers

IMST Distributors, LLC (the “Distributor”) is the Trust’s principal underwriter and acts as the Trust’s distributor in connection with the offering of Fund shares. The Distributor may enter into agreements with banks, broker-dealers, or other financial intermediaries through which investors may purchase or redeem shares. The Distributor is not affiliated with the Trust, the Advisor or any other service provider for the Funds.

Fund Expenses

Each Fund is responsible for its own operating expenses (all of which will be borne directly or indirectly by the Fund’s shareholders), including among others, legal fees and expenses of counsel to the Fund and the Fund’s independent trustees; insurance (including trustees’ and officers’ errors and omissions insurance); auditing and accounting expenses; taxes and governmental fees; listing fees; fees and expenses of the Fund’s custodians, administrators, transfer agents, registrars and other service providers; expenses for portfolio pricing services by a pricing agent, if any; expenses in connection with the issuance and offering of shares; brokerage commissions and other costs of acquiring or disposing of any portfolio holding of the Fund and any litigation expenses.

The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of each Fund to ensure that the total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed the following:

Fund	Expense Cap as percent of the average daily net assets
	Investor Class	Class I
AXS Alternative Value Fund	1.10%	0.85%
AXS Market Neutral Fund	1.70%	1.45%

This agreement is in effect for a two-year period from the date of the reorganization of the Predecessor Funds (which is scheduled for March 5, 2021) and it may be terminated before that date only by the Trust's Board of Trustees.

AXS is permitted to seek reimbursement from each Fund, subject to certain limitations, of fees waived or payments made by AXS to the Fund for a period ending three years after the date of the waiver or payment. Similarly, Cognios Capital is permitted to seek reimbursement from each Fund, subject to certain limitations, of fees waived or payments made by Cognios Capital to the Predecessor Funds prior to the Reorganization, for a period ending three years after the date of the wavier or payment. In each case, such reimbursement may be requested from a Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. Reimbursement of fees waived or payments made will be made on a “first in, first out” basis so that the oldest fees waived or payments are satisfied first. Any reimbursement of fees waived or payments made by Cognios Capital to a Predecessor Fund prior to the reorganization must be approved by the Board. All other reimbursement is contingent upon the Board’s subsequent review of the reimbursed amounts. Each Fund must pay current ordinary operating expenses before the Advisor or Sub-Advisor is entitled to any reimbursement of fees and/or Fund expenses.

As of June 30, 2020, amounts eligible for recoupment by Cognios Capital from the AXS Large Cap Value Fund and AXS Market Neutral Large Cap Fund are $537,922 and $720,691, respectively.

DISTRIBUTION AND SHAREHOLDER SERVICE PLAN

Distribution and Service (Rule 12b-1) Fees for Investor Class Shares

The Trust has adopted a plan on behalf of each Fund pursuant to Rule 12b-1 of the 1940 Act (the “12b-1 Plan”) which allows each Fund to pay distribution fees for the sale and distribution of its Investor Class shares, as applicable, and/or shareholder liaison service fees in connection with the provision of personal services to shareholders of Investor Class shares and the maintenance of their shareholder accounts. The 12b-1 Plan provides for the payment of such fees at the annual rate of up to 0.25% of average daily net assets attributable to Investor Class shares. Since these fees are paid out of each Fund’s assets attributable to the Fund’s Investor Class shares, these fees will increase the cost of your investment and, over time, may cost you more than paying other types of sales charges. The net income attributable to Investor Class shares, will be reduced by the amount of distribution and shareholder liaison service fees and other expenses of the Fund associated with that class of shares.

To assist investors in comparing classes of shares, the table under the Prospectus heading “Fees and Expenses of the Fund” provides a summary of expenses and an example of the expenses of the Fund applicable to each class of shares offered in this Prospectus.

Class I shares are not subject to any distribution fees under the 12b-1 Plan.

Additional Payments to Broker-Dealers and Other Financial Intermediaries

The Advisor pays service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, some of which may be affiliates, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

The Advisor, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to broker-dealers or intermediaries that sell shares of the Fund. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. The Advisor may pay cash compensation for inclusion of the Fund on a sales list, including a preferred or select sales list, or in other sales programs, or may pay an expense reimbursement in cases where the intermediary provides shareholder services to the Fund’s shareholders. The Advisor may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold.

YOUR ACCOUNT WITH THE FUNDS

Share Price

The offering price of each class of the Funds’ shares is the net asset value per share (“NAV”) of that class (plus any sales charges, as applicable). The difference among the classes’ NAVs reflects the daily expense accruals of the distribution fees applicable to Investor Class Shares. Each Fund’s NAVs are calculated as of 4:00 p.m. Eastern Time, the normal close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading. If for example, the NYSE closes at 1:00 p.m. New York time, each Fund’s NAVs would still be determined as of 4:00 p.m. New York time. In this example, portfolio securities traded on the NYSE would be valued at their closing prices unless the Trust’s Valuation Committee determines that a “fair value” adjustment is appropriate due to subsequent events. The NAV for each class is determined by dividing the value of a Fund’s portfolio securities, cash and other assets (including accrued interest) allocable to such class, less all liabilities (including accrued expenses) allocable to such class, by the total number of outstanding shares of such class. Each Fund’s NAVs may be calculated earlier if permitted by the SEC. The NYSE is closed on weekends and most U.S. national holidays. However, foreign securities listed primarily on non-U.S. markets may trade on weekends or other days on which the Funds do not value their shares, which may significantly affect the Funds’ NAVs on days when you are not able to buy or sell Fund shares.

The Funds’ securities generally are valued at market price. Securities are valued at fair value when market quotations are not readily available. The Board has adopted procedures to be followed when a Fund must utilize fair value pricing, including when reliable market quotations are not readily available, when the Fund’s pricing service does not provide a valuation (or provides a valuation that, in the judgment of the Advisor or Sub-Advisor as the case may be, does not represent the security’s fair value), or when, in the judgment of the Advisor or Sub-Advisor, events have rendered the market value unreliable (see, for example, the discussion of fair value pricing of foreign securities in the paragraph below). Valuing securities at fair value involves reliance on the judgment of the Advisor (or Sub-Advisor) and the Board (or a committee thereof), and may result in a different price being used in the calculation of the Funds’ NAVs from quoted or published prices for the same securities. Fair value determinations are made in good faith in accordance with procedures adopted by the Board. There can be no assurance that a Fund will obtain the fair value assigned to a security if it sells the security.

In certain circumstances, the Funds employ fair value pricing to ensure greater accuracy in determining daily NAVs and to prevent dilution by frequent traders or market timers who seek to exploit temporary market anomalies. Fair value pricing may be applied to foreign securities held by a Fund upon the occurrence of an event after the close of trading on non-U.S. markets but before the close of trading on the NYSE when the Fund’s NAV are determined. If the event may result in a material adjustment to the price of a Fund’s foreign securities once non-U.S. markets open on the following business day (such as, for example, a significant surge or decline in the U.S. market), the Fund may value such foreign securities at fair value, taking into account the effect of such event, in order to calculate the Fund’s NAVs.

Other types of portfolio securities that a Fund may fair value include, but are not limited to: (1) investments that are illiquid or traded infrequently, including “restricted” securities and private placements for which there is no public market; (2) investments for which, in the judgment of the Advisor, the market price is stale; (3) securities of an issuer that has entered into a restructuring; (4) securities for which trading has been halted or suspended; and (5) fixed income securities for which there is no current market value quotation.

Pricing services generally value debt securities assuming orderly transactions of an institutional round lot size, but such securities may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots.

Purchase of Shares

This Prospectus offers two classes of shares of each Fund, designated as Investor Class shares and Class I shares.

●	Investor Class shares generally incur annual distribution and shareholder service fees.
●	Class I shares do not incur distribution fees but may incur shareholder service fees.

By offering multiple classes of shares, each Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares.

Before you invest, you should compare the features of each share class, so that you can choose the class that is right for you. When selecting a share class, you should consider the following:

●	which shares classes are available to you;
●	how long you expect to own your shares;
●	how much you intend to invest; and
●	total costs and expenses associated with a particular share class.

Each class of shares generally has the same rights, except for the distribution fees, and related expenses associated with each class of shares, and the exclusive voting rights by each class with respect to any distribution plan or service plan for such class of shares.

To purchase shares of a Fund, you must invest at least the minimum amount indicated in the following table.

Minimum Investments	To Open Your Account	To Add to Your Account
Investor Class
Direct Regular Accounts	$2,500	$500
Direct Retirement Accounts	$2,500	$500
Automatic Investment Plan	$2,500	$100
Gift Account For Minors	$2,500	$500
Class I
All Accounts	$5,000	None

Shares of a Fund may be purchased by check, by wire transfer of funds via a bank or through an approved financial intermediary (i,e., a supermarket, investment advisor, financial planner or consultant, broker, dealer or other investment professional and their agents) authorized by the Fund to receive purchase orders. Financial intermediaries may provide varying arrangements for their clients to purchase and redeem shares, additional fees and different investment minimums. In addition, from time to time, a financial intermediary may modify or waive the initial and subsequent investment minimums. The share classes your financial intermediary sells may depend on, among other things, the type of investor account and the policies, procedures and practices adopted by your financial intermediary. You should review these arrangements with your financial intermediary.

You may make an initial investment in an amount greater than the minimum amounts shown in the preceding table and a Fund may, from time to time, reduce or waive the minimum initial investment amounts. The minimum initial investment amount is automatically waived for Fund shares purchased by Trustees of the Trust and current or retired directors and employees of the Advisor or Sub-Advisor and their respective affiliates.

To the extent allowed by applicable law, each Fund reserves the right to discontinue offering shares at any time or to cease operating entirely.

In-Kind Purchases and Redemptions

Each Fund reserves the right to accept payment for shares in the form of securities that are permissible investments for the Fund. Each Fund also reserves the right to pay redemptions by an “in-kind” distribution of portfolio securities (instead of cash) from the Fund. In-kind purchases and redemptions are generally taxable events and may result in the recognition of gain or loss for federal income tax purposes. See the SAI for further information about the terms of these purchases and redemptions.

Additional Investments

Additional subscriptions in a Fund generally may be made by investing at least the minimum amount shown in the table above. Exceptions may be made at the Fund’s discretion. You may purchase additional shares of a Fund by sending a check together with the investment stub from your most recent account statement to the Fund at the applicable address listed in the table below. Please ensure that you include your account number on the check. If you do not have the investment stub from your account statement, list your name, address and account number on a separate sheet of paper and include it with your check. You may also make additional investments in a Fund by wire transfer of funds or through an approved financial intermediary. The minimum additional investment amount is automatically waived for shares purchased by Trustees of the Trust and current or retired directors and employees of the Advisor or Sub-Advisor and their respective affiliates. Please follow the procedures described in this Prospectus.

Dividend Reinvestment

You may reinvest dividends and capital gains distributions in shares of the Funds. Such shares are acquired at NAV (without a sales charge) on the applicable payable date of the dividend or capital gain distribution. Unless you instruct otherwise, dividends and distributions on Fund shares are automatically reinvested in shares of the same class of the Fund paying the dividend or distribution. This instruction may be made by writing to the Transfer Agent or by telephone by calling 1-833-AXS-ALTS (1-833-297-2587). You may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain distributions be paid in cash or be reinvested in the Fund at the next determined NAV. If you elect to receive dividends and/or capital gain distributions in cash and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months or more, the Funds reserve the right to reinvest the distribution check in your account at the relevant Fund’s current NAV and to reinvest all subsequent distributions.

Customer Identification Information

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, you will be asked for your name, date of birth (for a natural person), your residential address or principal place of business, and mailing address, if different, as well as your Social Security Number or Taxpayer Identification Number. Additional information is required for corporations, partnerships and other entities, including the name, residential address, date of birth and Social Security Number of the underlying beneficial owners and control persons. Applications without such information will not be considered in good order. Each Fund reserves the right to deny any application if the application is not in good order.

This Prospectus should not be considered a solicitation to purchase or as an offer to sell shares of the Funds in any jurisdiction where it would be unlawful to do so under the laws of that jurisdiction. Please note that the value of your account may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.

Automatic Investment Plan

If you intend to use the Automatic Investment Plan (“AIP”), you may open your account with the initial minimum investment amount. Once an account has been opened, you may make additional investments in the Funds at regular intervals through the AIP. If elected on your account application, funds can be automatically transferred from your checking or savings account on the 5th, 10th, 15th, 20th or 25th of each month. In order to participate in the AIP, each additional subscription must be at least $100, and your financial institution must be a member of the Automated Clearing House (“ACH”) network. The first AIP purchase will be made 15 days after the Transfer Agent receives your request in good order. The Transfer Agent will charge a $25 fee for any ACH payment that is rejected by your bank. Your AIP will be terminated if two successive mailings we send to you are returned by the U.S. Postal Service as undeliverable. You may terminate your participation in the AIP at any time by notifying the Transfer Agent at 1-833-AXS-ALTS (1-833-297-2587) at least five days prior to the date of the next AIP transfer. A Fund may modify or terminate the AIP at any time without notice.

Timing and Nature of Requests

The purchase price you will pay for a Fund’s shares will be the next NAV (plus any sales charge, as applicable) calculated after the Transfer Agent or your authorized financial intermediary receives your request in good order. “Good order” means that your purchase request includes: (1) the name of the Fund, (2) the dollar amount of shares to be purchased, (3) your purchase application or investment stub, and (4) a check payable to AXS Funds. All requests to purchase Fund shares received in good order before 4:00 p.m. (Eastern Time) on any business day will be processed on that same day. Requests received at or after 4:00 p.m. (Eastern Time) will be transacted at the next business day’s NAV. All purchases must be made in U.S. Dollars and drawn on U.S. financial institutions.

Methods of Buying
Through a broker-dealer or other financial intermediary

The Funds are offered through certain approved financial intermediaries (and their agents). The Funds are also offered directly. A purchase order placed with a financial intermediary or its authorized agent is treated as if such order were placed directly with the Funds, and will be deemed to have been received by the Funds when the financial intermediary or its authorized agent receives the order and executed at the next NAV (plus any sales charge, as applicable) calculated by the Funds. Your financial intermediary will hold your shares in a pooled account in its (or its agent’s) name. A Fund may pay your financial intermediary (or its agent) to maintain your individual ownership information, maintain required records, and provide other shareholder services. A financial intermediary which offers shares may charge its individual clients transaction fees which may be in addition to those described in this Prospectus. If you invest through your financial intermediary, its policies and fees may be different than those described in this Prospectus. For example, the financial intermediary may charge transaction fees or set different minimum investments. Your financial intermediary is responsible for processing your order correctly and promptly, keeping you advised of the status of your account, confirming your transactions and ensuring that you receive copies of the Funds’ Prospectus. Please contact your financial intermediary to determine whether it is an approved financial intermediary of the Funds or for additional information.

By mail

A Fund will not accept payment in cash, including cashier’s checks. Also, to prevent check fraud, a Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks, money orders or starter checks for the purchase of shares. All checks must be made in U.S. Dollars and drawn on U.S. financial institutions.

To buy shares directly from a Fund by mail, complete an account application and send it together with your check for the amount you wish to invest to the Funds at the address indicated below. To make additional investments once you have opened your account, write your account number on the check and send it to the Funds together with the most recent confirmation statement received from the Transfer Agent. If your check is returned for insufficient funds, your purchase will be canceled and a $25 fee will be assessed against your account by the Transfer Agent.

	Regular Mail AXS Funds P.O. Box 2175 Milwaukee, Wisconsin 53201	Overnight Delivery AXS Funds 235 West Galena Street Milwaukee, Wisconsin 53212
The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.

Methods of Buying
By telephone

To make additional investments by telephone, you must authorize telephone purchases on your account application. If you have given authorization for telephone transactions and your account has been open for at least 15 days, call the Transfer Agent toll-free at 1-833-AXS-ALTS (1-833-297-2587) and you will be allowed to move money in amounts of at least $500 but not greater than $50,000 from your bank account to the Funds’ account upon request. Only bank accounts held at U.S. institutions that are ACH members may be used for telephone transactions. If your order is placed before 4:00 p.m. (Eastern Time) on a business day shares will be purchased in your account at the NAV (plus any sales charge, as applicable) calculated on that day. Orders received at or after 4:00 p.m. (Eastern Time) will be transacted at the next business day’s NAV. For security reasons, requests by telephone will be recorded.

By wire

To open an account by wire, a completed account application form must be received by the Funds before your wire can be accepted. You may mail or send by overnight delivery your account application form to the Transfer Agent. Upon receipt of your completed account application form, an account will be established for you. The account number assigned to you will be required as part of the wiring instruction that should be provided to your bank to send the wire. Your bank must include the name of the relevant Fund, the account number, and your name so that monies can be correctly applied. Your bank should transmit monies by wire to:

UMB Bank, n.a.

ABA Number 101000695

For credit to “AXS Funds”

A/C #987 2325 184

For further credit to:

Your account number

Fund Name

Name(s) of investor(s)

Social Security Number or Taxpayer Identification Number

Before sending your wire, please contact the Transfer Agent at 1-833-AXS-ALTS (1-833-297-2587) to notify it of your intention to wire funds. This will ensure prompt and accurate credit upon receipt of your wire. Your bank may charge a fee for its wiring service.

Wired funds must be received prior to 4:00 p.m. (Eastern Time) on a business day to be eligible for same day pricing. The Funds and UMB Bank, n.a. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Selling (Redeeming) Fund Shares
Through a broker- dealer or other financial intermediary

If you purchased your shares through an approved financial intermediary, your redemption order must be placed through the same financial intermediary. The Funds will be deemed to have received a redemption order when a financial intermediary (or its authorized agent) receives the order. The financial intermediary must receive your redemption order prior to 4:00 p.m. (Eastern Time) on a business day for the redemption to be processed at the current day’s NAV. Orders received at or after 4:00 p.m. (Eastern Time) on a business day or on a day when the Funds do not value its shares will be transacted at the next business day’s NAV. Please keep in mind that your financial intermediary may charge additional fees for its services. In the event your approved financial intermediary is no longer available or in operation, you may place your redemption order directly with the Funds as described below.

By mail

You may redeem shares purchased directly from a Fund by mail. Send your written redemption request to AXS Funds at the address indicated below. Your request must be in good order and contain the relevant Fund’s name, the name(s) on the account, your account number and the dollar amount or the number of shares to be redeemed. The redemption request must be signed by all shareholders listed on the account. Additional documents are required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators, or guardians (i.e., corporate resolutions dated within 60 days, or trust documents indicating proper authorization).

	Regular Mail AXS Funds P.O. Box 2175 Milwaukee, Wisconsin 53201	Overnight Delivery AXS Funds 235 West Galena Street Milwaukee, Wisconsin 53212
A Medallion signature guarantee must be included if any of the following situations apply:

●    You wish to redeem more than $50,000 worth of shares;

●    When redemption proceeds are sent to any person, address or bank account not on record;

●    If a change of address was received by the Transfer Agent within the last 15 days;

●    If ownership is changed on your account; or

●    When establishing or modifying certain services on your account.

By telephone

To redeem shares by telephone, call the Funds at 1-833-AXS-ALTS (1-833-297-2587) and specify the amount of money you wish to redeem. You may have a check sent to the address of record, or, if previously established on your account, you may have proceeds sent by wire or electronic funds transfer through the ACH network directly to your bank account. Wire transfers are subject to a $20 fee paid by the shareholder and your bank may charge a fee to receive wired funds. Checks sent via overnight delivery are subject to a $25 charge. You do not incur any charge when proceeds are sent via the ACH network; however, credit may not be available for two to three business days.

Selling (Redeeming) Fund Shares

If you are authorized to perform telephone transactions (either through your account application form or by subsequent arrangement in writing with the Funds), you may redeem shares worth up to $50,000, by instructing the Funds by phone at 1-833-AXS-ALTS (1-833-297-2587). Unless noted on the initial account application, a Medallion signature guarantee is required of all shareholders in order to qualify for or to change telephone redemption privileges.

Note: The Funds and all of their service providers will not be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine. To confirm that all telephone instructions are genuine, the caller must verify the following:

●    The Fund account number;

●    The name in which his or her account is registered;

●    The Social Security Number or Taxpayer Identification Number under which the account is registered; and

●    The address of the account holder, as stated in the account application form.

Medallion Signature Guarantee

In addition to the situations described above, each Fund reserves the right to require a Medallion signature guarantee in other instances based on the circumstances relative to the particular situation.

Shareholders redeeming more than $50,000 worth of shares by mail should submit written instructions with a Medallion signature guarantee from an eligible institution acceptable to the Transfer Agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, or from any participant in a Medallion program recognized by the Securities Transfer Association. The three currently recognized Medallion programs are Securities Transfer Agents Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program. Signature guarantees that are not part of these programs will not be accepted. Participants in Medallion programs are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper. A notary public cannot provide a signature guarantee.

Systematic Withdrawal Plan

You may request that a predetermined dollar amount be sent to you on a monthly or quarterly basis. Your account must maintain a value of at least $1,000 for you to be eligible to participate in the Systematic Withdrawal Plan (“SWP”). The minimum withdrawal amount is $100. If you elect to receive redemptions through the SWP, the Fund will send a check to your address of record, or will send the payment via electronic funds transfer through the ACH network, directly to your bank account on record. You may request an application for the SWP by calling the Transfer Agent toll-free at 1-833-AXS-ALTS (1-833-297-2587). The Fund may modify or terminate the SWP at any time. You may terminate your participation in the SWP by calling the Transfer Agent at least five business days before the next withdrawal.

Payment of Redemption Proceeds

You may redeem shares of a Fund at a price equal to the NAV next determined after the Transfer Agent and/or authorized agent receives your redemption request in good order. Generally, your redemption request cannot be processed on days the NYSE is closed. Redemption proceeds for requests received in good order by the Transfer Agent and/or authorized agent before the close of the regular trading session of the NYSE (generally, 4:00 p.m. Eastern Time) will usually be sent to the address of record or the bank you indicate or wired using the wire instructions on record, on the following business day. Payment of redemption proceeds may take longer than typically expected, but will be sent within seven calendar days after the Fund receives your redemption request, except as specified below.

If you purchase shares using a check and request a redemption before the check has cleared, a Fund may postpone payment of your redemption proceeds up to 15 calendar days while the Fund waits for the check to clear. Furthermore, a Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than seven calendar days: (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists affecting the sale of the Funds’ securities or making such sale or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (3) for such other periods as the SEC may permit for the protection of the Funds’ shareholders.

Other Redemption Information

IRA and retirement plan redemptions from accounts which UMB Bank, n.a. is the custodian must be completed on an IRA Distribution Form or other acceptable form approved by UMB Bank, n.a. Shareholders who hold shares of a Fund through an IRA or other retirement plan, must indicate on their redemption requests whether to withhold federal income tax. Such redemption requests will generally be subject to a 10% federal income tax withholding unless a shareholder elects not to have taxes withheld. An IRA owner with a foreign residential address may not elect to forgo the 10% withholding. In addition, if you are a resident of certain states, state income tax also applies to non-Roth IRA distributions when federal withholding applies. Please consult with your tax professional.

A Fund generally pays sale (redemption) proceeds in cash. A Fund typically expects to satisfy redemption requests by selling portfolio assets or by using holdings of cash or cash equivalents. The Fund may utilize a temporary overdraft facility offered through its custodian, UMB Bank, n.a., in order to assist the Fund in meeting redemption requests. A Fund uses these methods during both normal and stressed market conditions. During conditions that make the payment of cash unwise and/or in order to protect the interests of a Fund’s remaining shareholders, a Fund may pay all or part of a shareholder’s redemption proceeds in portfolio securities with a market value equal to the redemption price (redemption-in-kind) in lieu of cash. A Fund may redeem shares in kind during both normal and stressed market conditions. Generally, in kind redemptions will be effected through a pro rata distribution of a Fund’s portfolio securities. If a Fund redeems your shares in kind, you will bear any market risks associated with investment in these securities, and you will be responsible for the costs (including brokerage charges) of converting the securities to cash.

A Fund may redeem all of the shares held in your account if your balance falls below the Fund’s minimum initial investment amount due to your redemption activity. In these circumstances, the relevant Fund will notify you in writing and request that you increase your balance above the minimum initial investment amount within 30 days of the date of the notice. If, within 30 days of a Fund’s written request, you have not increased your account balance, your shares will be automatically redeemed at the current NAV. A Fund will not require that your shares be redeemed if the value of your account drops below the investment minimum due to fluctuations of the Fund’s NAV.

Cost Basis Information

Federal tax law requires that regulated investment companies, such as the Funds, report their shareholders’ cost basis, gain/loss, and holding period to the IRS on the Funds’ shareholders’ Consolidated Form 1099s when “covered” shares of the regulated investment companies are sold. Covered shares are any shares acquired (including pursuant to a dividend reinvestment plan) on or after January 1, 2012.

Each Fund has chosen average cost as its standing (default) tax lot identification method for all shareholders, which means this is the method the Fund will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Funds’ standing tax lot identification method is the method it will use to report the sale of covered shares on your Consolidated Form 1099 if you do not select a specific tax lot identification method. Redemptions are taxable and you may realize a gain or a loss upon the sale of your shares. Certain shareholders may be subject to backup withholding.

Subject to certain limitations, you may choose a method other than the Funds’ standing method at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Treasury regulations or consult your tax advisor with regard to your personal circumstances.

Tools to Combat Frequent Transactions

The Trust’s Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. The Trust discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm the Fund’s performance. The Trust takes steps to reduce the frequency and effect of these activities on a Fund. These steps may include monitoring trading activity and using fair value pricing. In addition, the Trust may take action, which may include using its best efforts to restrict a shareholder from making additional purchases in a Fund, if that shareholder has engaged in four or more “round trips” in the Fund during a 12-month period. Although these efforts (which are described in more detail below) are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity may occur. Further, while the Trust makes efforts to identify and restrict frequent trading, the Trust receives purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries. The Trust seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that the Trust believes is consistent with the interests of Fund shareholders.

Redemption Fee	You will be charged a redemption fee of 1% of the value of a Fund’s shares being redeemed if you redeem your shares of the Fund within 30 days of purchase. The FIFO method is used to determine the holding period; this means that if you bought shares on different days, the shares purchased first will be redeemed first for the purpose of determining whether the redemption fee applies. The redemption fee is deducted from the sale proceeds and is retained by the Fund for the benefit of its remaining shareholders. The fee will not apply to redemptions (i) due to a shareholder’s death or disability, (ii) from certain omnibus accounts with systematic or contractual limitations, (iii) of shares acquired through reinvestments of dividends or capital gains distributions, (iv) through certain employer-sponsored retirement plans or employee benefit plans or, with respect to any such plan, to comply with minimum distribution requirements, (v) effected pursuant to asset allocation programs, wrap fee programs, and other investment programs offered by financial institutions where investment decisions are made on a discretionary basis by investment professionals, (vi) effected pursuant to an automatic non-discretionary rebalancing program, (vii) effected pursuant to the SWP, or (viii) by the Funds with respect to accounts falling below the minimum initial investment amount. The Trust reserves the right to waive this fee in other circumstances if the Advisor determines that doing so is in the best interests of the Funds.
Monitoring Trading Practices	The Trust may monitor trades in Fund shares in an effort to detect short-term trading activities. If, as a result of this monitoring, the Trust believes that a shareholder of a Fund has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts. In making such judgments, the Trust seeks to act in a manner that it believes is consistent with the best interest of Fund shareholders. Due to the complexity and subjectivity involved in identifying abusive trading activity, there can be no assurance that the Trust’s efforts will identify all trades or trading practices that may be considered abusive.

General Transaction Policies

Some of the following policies are mentioned above. In general, each Fund reserves the right to:

●	vary or waive any minimum investment requirement;
●	refuse, change, discontinue, or temporarily suspend account services, including purchase or telephone redemption privileges (if redemption by telephone is not available, you may send your redemption order to the Fund via regular or overnight delivery), for any reason;
●	reject any purchase request for any reason (generally the Fund does this if the purchase is disruptive to the efficient management of the Fund due to the timing of the investment or an investor’s history of excessive trading);
●	delay paying redemption proceeds for up to seven calendar days after receiving a request, if an earlier payment could adversely affect the Fund;
●	reject any purchase or redemption request that does not contain all required documentation; and
●	subject to applicable law and with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

If you elect telephone privileges on the account application or in a letter to a Fund, you may be responsible for any fraudulent telephone orders as long as the Fund and/or its service providers have taken reasonable precautions to verify your identity. In addition, once you place a telephone transaction request, it cannot be canceled or modified.

During periods of significant economic or market change, telephone transactions may be difficult to complete. If you are unable to contact a Fund by telephone, you may also mail your request to the Fund at the address listed under “Methods of Buying.”

Your broker or other financial intermediary may establish policies that differ from those of the Funds. For example, the organization may charge transaction fees, set higher minimum investments, or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus. Contact your broker or other financial intermediary for details.

Please note that the value of your account may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.

Exchange Privilege

You may exchange shares of each Fund for the same class of shares of other funds managed by the Advisor. The amount of the exchange must be equal to or greater than the required minimum initial investment of the other fund, as stated in that fund’s prospectus. You may realize either a gain or loss on those shares and will be responsible for paying any applicable taxes. If you exchange shares through a broker, the broker may charge you a transaction fee. You may exchange shares by sending a written request to the Fund or by telephone. Be sure that your written request includes the dollar amount or number of shares to be exchanged, the name(s) on the account and the account number(s), and is signed by all shareholders on the account. In order to limit expenses, the Fund reserves the right to limit the total number of exchanges you can make in any year.

Conversion of Shares

A share conversion is a transaction in which shares of one class of a Fund are exchanged for shares of another class of the Fund. Share conversions can occur between each share class of a Fund. Generally, share conversions occur when a shareholder becomes eligible for another share class of the Fund or no longer meets the eligibility criteria of the share class owned by the shareholder (and another class exists for which the shareholder would be eligible). Please note that a share conversion is generally a non-taxable event, but you should consult with your personal tax advisor on your particular circumstances. Please also note, all share conversion requests must be approved by the Advisor.

A request for a share conversion will not be processed until it is received in “good order” (as defined above) by a Fund or your financial intermediary. To receive the NAV of the new class calculated that day, conversion requests must be received in good order by a Fund or your financial intermediary before 4:00 p.m., Eastern Time or the financial intermediary’s earlier applicable deadline. Please note that, because the NAV of each class of a Fund will generally vary from the NAV of the other class due to differences in expenses, you will receive a number of shares of the new class that is different from the number of shares that you held of the old class, but the total value of your holdings will remain the same.

A Fund’s frequent trading policies will not be applicable to share conversions. If you hold your shares through a financial intermediary, please contact the financial intermediary for more information on share conversions. Please note that certain financial intermediaries may not permit all types of share conversions. The Funds reserve the right to terminate, suspend or modify the share conversion privilege for any shareholder or group of shareholders.

Each Fund reserves the right to automatically convert shareholders from one class to another if they either no longer qualify as eligible for their existing class or if they become eligible for another class. Such mandatory conversions may be as a result of a change in value of an account due to market movements, exchanges or redemptions. A Fund will notify affected shareholders in writing prior to any mandatory conversion.

Prospectus and Shareholder Report Mailings

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and Prospectus to each household. If you do not want the mailing of these documents to be combined with those of other members of your household, please contact your authorized dealer or the Transfer Agent.

Additional Information

Each Fund enters into contractual arrangements with various parties, including among others the Advisor, who provide services to the Fund. Shareholders are not parties to, or intended (or “third party”) beneficiaries of, those contractual arrangements.

The Prospectus and the SAI provide information concerning each Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws that may not be waived.

DIVIDENDS AND DISTRIBUTIONS

Each Fund will make distributions of net investment income and net capital gains, if any, at least annually, typically in December. A Fund may make additional payments of dividends or distributions if it deems it desirable at any other time during the year.

All dividends and distributions will be reinvested in Fund shares unless you choose one of the following options: (1) to receive net investment income dividends in cash, while reinvesting capital gain distributions in additional Fund shares; or (2) to receive all dividends and distributions in cash. If you wish to change your distribution option, please write to the Transfer Agent before the payment date of the distribution.

If you elect to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if your distribution check has not been cashed for six months, the applicable Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current NAV and to reinvest all subsequent distributions.

FEDERAL INCOME TAX CONSEQUENCES

The following discussion is very general and does not address investors subject to special rules, such as investors who hold Fund shares through an IRA, 401(k) plan or other tax-advantaged account. The SAI contains further information about taxes. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax advisor about your investment in a Fund.

You will generally have to pay federal income taxes, as well as any state or local taxes, on distributions received from a Fund, whether paid in cash or reinvested in additional shares. If you sell Fund shares, it is generally considered a taxable event. If you exchange shares of a Fund for shares of another fund, the exchange will be treated as a sale of the Fund’s shares and any gain on the transaction may be subject to federal income tax.

Distributions of net investment income, other than “qualified dividend income,” and distributions of net short-term capital gains, are taxable for federal income tax purposes at ordinary income tax rates. Distributions from a Fund’s net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss) are taxable for federal income tax purposes as long-term capital gain, regardless of how long the shareholder has held Fund shares.

Dividends paid by a Fund (but none of a Fund’s capital gain distributions) may qualify in part for the dividends received deduction available to corporate shareholders, provided certain holding period and other requirements are satisfied. Dividends received by a Fund from REITs generally are not expected to qualify for treatment as qualified dividend income or for the dividends-received deduction. Distributions of investment income that a Fund reports as “qualified dividend income” may be eligible to be taxed to non-corporate shareholders at the reduced rates applicable to long-term capital gain if derived from the Fund’s qualified dividend income and if certain other requirements are satisfied. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that a Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market.

You may want to avoid buying shares of a Fund just before it declares a distribution (on or before the record date), because such a distribution will be taxable to you even though it may effectively be a return of a portion of your investment.

Although distributions are generally taxable when received, dividends declared in October, November or December to shareholders of record as of a date in such month and paid during the following January are treated as if received on December 31 of the calendar year when the dividends were declared.

Information on the federal income tax status of dividends and distributions is provided annually.

Dividends and distributions from a Fund and net gain from redemptions of Fund shares will generally be taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

If you do not provide your Fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding on your redemption proceeds, dividends and other distributions. The backup withholding rate is currently 24%.

Dividends and certain other payments made by a Fund to a non-U.S. shareholder are subject to withholding of federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty). Dividends that are reported by a Fund as “interest-related dividends” or “short-term capital gain dividends” are generally exempt from such withholding. In general, a Fund may report interest-related dividends to the extent of its net income derived from U.S.-source interest and a Fund may report short-term capital gain dividends to the extent its net short-term capital gain for the taxable year exceeds its net long-term capital loss. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax described in this paragraph.

Under legislation commonly referred to as “FATCA,” unless certain non-U.S. entities that hold shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to dividends payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the United States and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

Some of a Fund’s investment income may be subject to foreign income taxes that are withheld at the country of origin. Tax treaties between certain countries and the United States may reduce or eliminate such taxes, but there can be no assurance that a Fund will qualify for treaty benefits.

APPENDIX E – FINANCIAL HIGHLIGHTS OF ACQUIRED FUNDS

The financial highlights tables are intended to help you understand each Acquired Fund’s financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for each Acquired Fund has been derived from the financial statements audited by BBD, LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the June 30, 2020 annual report, which is available upon request.

The following tables set forth the per share operating performance data for a share of beneficial interest outstanding, total returns and ratios to average net assets and other supplemental data for the years/period indicated.

	AXS Alternative Value Fund (formerly, Cognios Large Cap Value Fund)
	Investor Class
	For the Year ended June 30, 2020	For the Year Ended June 30, 2019		For the Year Ended June 30, 2018	For the Period Ended June 30, 2017(a)
Net Asset Value, Beginning of Year/Period	$9.44	$10.23		$10.79	$10.00

Investment Operations:
Net investment income	0.10	0.11		0.12	0.04
Net realized and unrealized gain (loss) on investments	(0.65)	0.92		1.29	0.75
Total from investment operations	(0.55)	1.03		1.41	0.79

Distributions:
From net investment income	(0.08)	(0.19)		(0.18)	0.00	(b)
From net realized capital gains	(0.65)	(1.63)		(1.79)	—
Total distributions	(0.73)	(1.82)		(1.97)	0.00

Net Asset Value, End of Year/Period	$8.16	$9.44		$10.23	$10.79

Total Return(c)	(6.89)%	12.90%		13.58%	7.92	%(d)

Ratios/Supplemental Data
Net assets, end of year/period (in 000’s)	$540	$545		$25	$11

Ratios to average net assets (including interest expense and dividends on securities sold short):
Expenses before fees waived and expenses reimbursed	2.87%	2.96%		1.62%	1.52	%(e)
Expenses after fees waived and expenses reimbursed	2.02%	2.07%		1.10%	1.10	%(e)
Net investment income after fees waived and expenses reimbursed	1.16%	1.39%		0.85%	0.79	%(e)

Ratios to average net assets (excluding interest expense and dividends on securities sold short):
Expenses before fees waived and expenses reimbursed	1.95%	1.99%		1.62%	1.52	%(e)
Expenses after fees waived and expenses reimbursed	1.10%	1.10%		1.10%	1.10	%(e)
Net investment income after fees waived and expenses reimbursed	2.08%	2.36	%(f)	0.85%	0.79	%(e)

Portfolio turnover rate	74%	64%		84%	24	%(d)

(a)	The Acquired Fund commenced operations on October 3, 2016.
(b)	Net investment income distributed by the Investor Class was less than $0.005 per share during the period ended June 30, 2017.
(c)	Total Return represents the rate that the investor would have earned or lost on an investment in the Acquired Fund’s Investor Class, assuming reinvestment of dividends, if any.
(d)	Not annualized.
(e)	Annualized.
(f)	The ratio of net investment income after fees waived and expenses reimbursed excluding interest expense and dividends on securities sold short for the year ended June 30, 2019 was restated due to a correction of a clerical error. The ratio of net investment income after fees waived and expenses reimbursed excluding interest expense and dividends on securities sold short as previously presented in the June 30, 2019 financial statements was 0.42%. No other financial statement line items were affected by the restatement.

	AXS Alternative Value Fund (formerly, Cognios Large Cap Value Fund)
	Institutional Class
	For the Year ended June 30, 2020	For the Year Ended June 30, 2019		For the Year Ended June 30, 2018	For the Period Ended June 30, 2017(a)
Net Asset Value, Beginning of Year/Period	$9.43	$10.25		$10.80	$10.00

Investment Operations:
Net investment income	0.13	0.18		0.20	0.06
Net realized and unrealized gain (loss) on investments	(0.66)	0.82		1.23	0.75
Total from investment operations	(0.53)	1.00		1.43	0.81

Distributions:
From net investment income	(0.09)	(0.19)		(0.19)	(0.01)
From net realized capital gains	(0.65)	(1.63)		(1.79)	—
Total distributions	(0.74)	(1.82)		(1.98)	(0.01)

Net Asset Value, End of Year/Period	$8.16	$9.43		$10.25	$10.80

Total Return(b)	(6.67)%	12.56%		13.87%	8.09	%(c)

Ratios/Supplemental Data
Net assets, end of year/period (in 000’s)	$10,766	$19,947		$25,014	$40,514

Ratios to average net assets (including interest expense and dividends on securities sold short):
Expenses before fees waived and expenses reimbursed	2.62%	2.71%		1.37%	1.27	%(d)
Expenses after fees waived and expenses reimbursed	1.77%	1.82%		0.85%	0.85	%(d)
Net investment income after fees waived and expenses reimbursed	1.41%	1.64%		1.10%	1.04	%(d)

Ratios to average net assets (excluding interest expense and dividends on securities sold short):
Expenses before fees waived and expenses reimbursed	1.70%	1.74%		1.37%	1.27	%(d)
Expenses after fees waived and expenses reimbursed	0.85%	0.85%		0.85%	0.85	%(d)
Net investment income after fees waived and expenses reimbursed	2.33%	2.61	%(e)	1.10%	1.04	%(d)

Portfolio turnover rate	74%	64%		84%	24	%(c)

(a)	The Acquired Fund commenced operations on October 3, 2016.
(b)	Total Return represents the rate that the investor would have earned or lost on an investment in the Acquired Fund’s Institutional Class, assuming reinvestment of dividends, if any.
(c)	Not annualized.
(d)	Annualized.
(e)	The ratio of net investment income after fees waived and expenses reimbursed excluding interest expense and dividends on securities sold short for the year ended June 30, 2019 was restated due to a correction of a clerical error. The ratio of net investment income after fees waived and expenses reimbursed excluding interest expense and dividends on securities sold short as previously presented in the June 30, 2019 financial statements was 0.67%. No other financial statement line items were affected by the restatement.

	AXS Market Neutral Fund (formerly, Cognios Market Neutral Large Cap Fund)
	Investor Class
	For the Year ended June 30, 2020	For the Year Ended June 30, 2019	For the Period Ended June 30, 2018(a)		For the Year Ended September 30, 2017	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015
Net Asset Value, Beginning of Year/Period	$10.00	$10.31	$9.32		$9.93	$9.68	$10.77

Investment Operations:
Net investment loss(b)	(0.11)	(0.05)	(0.08)		(0.13)	(0.15)	(0.20)
Net realized and unrealized gain (loss) on investments	0.26	(0.26)	1.07		(0.33)	0.45	0.60
Total from investment operations	0.15	(0.31)	0.99		(0.46)	0.30	0.40

Distributions:
From net realized capital gains	—	—	—		(0.15)	(0.05)	(1.49)
Total distributions	—	—	—		(0.15)	(0.05)	(1.49)

Net Asset Value, End of Year/Period	$10.15	$10.00	$10.31		$9.32	$9.93	$9.68

Total Return(c)	1.50%	(3.01)%	10.62	%(d)	(4.65)%	3.15%	4.47	%(g)

Ratios/Supplemental Data
Net assets, end of year/period (in 000’s)	$7,155	$17,931	$19,771		$22,997	$43,779	$6,253

Ratios to average net assets (including interest expense and dividends on securities sold short):
Expenses before fees waived and expenses reimbursed	4.86%	4.27%	4.09	%(e)	3.87%	4.07%	6.06%
Expenses after fees waived and expenses reimbursed	4.34%	3.88%	3.66	%(e)(h)	3.72%	3.80%	4.12	%(f)
Net investment loss after fees waived and expenses reimbursed	(1.09)%	(0.26)%	(0.98	)%(e)	(1.42)%	(1.53)%	(2.06)%

Ratios to average net assets (excluding interest expense and dividends on securities sold short):
Expenses before fees waived and expenses reimbursed	2.22%	2.08%	2.30	%(e)	2.10%	2.22%	4.04%
Expenses after fees waived and expenses reimbursed	1.70%	1.69%	1.87	%(e)(h)	1.95%	1.95%	2.10	%(f)
Net investment income (loss) after fees waived and expenses reimbursed	1.55%	1.93%	0.81	%(e)	0.35%	0.32%	(0.04)%

Portfolio turnover rate	137%	159%	104	%(d)	277%	250%	291%

(a)	Represents the period from October 1, 2017 through June 30, 2018.
(b)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year/period.
(c)	Total Return represents the rate that the investor would have earned or lost on an investment in the Acquired Fund’s Investor Class, assuming reinvestment of dividends, if any.
(d)	Not annualized.
(e)	Annualized.
(f)	Contractual expense limitation changed from 2.25% to 1.95% effective April 1, 2015.
(g)	During the year ended September 30, 2015, 0.31% of the Fund’s total return consists of a voluntary reimbursement by the advisor for a realized investment loss. Excluding this item, total return would have been 4.16%.
(h)	Contractual expense limitation changed from 1.95% to 1.70% effective May 5, 2018.

	AXS Market Neutral Fund (formerly, Cognios Market Neutral Large Cap Fund)
	Institutional Class
	For the Year ended June 30, 2020	For the Year Ended June 30, 2019	For the Period Ended June 30, 2018(a)		For the Year Ended September 30, 2017	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015
Net Asset Value, Beginning of Year/Period	$10.17	$10.46	$9.44		$10.02	$9.76	$10.82

Investment Operations:
Net investment income (loss)(b)	(0.08)	0.01	(0.05)		(0.11)	(0.13)	(0.18)
Net realized and unrealized gain (loss) on investments	0.26	(0.30)	1.07		(0.32)	0.44	0.61
Total from investment operations	0.18	(0.29)	1.02		(0.43)	0.31	0.43

Distributions:
From net investment income	—	—	—		—	—	—
From net realized capital gains	—	—	—		(0.15)	(0.05)	(1.49)
Total distributions	—	—	—		(0.15)	(0.05)	(1.49)

Net Asset Value, End of Year/Period	$10.35	$10.17	$10.46		$9.44	$10.02	$9.76

Total Return(c)	1.77%	(2.77)%	10.81	%(d)	(4.31)%	3.23%	4.77	%(g)

Ratios/Supplemental Data
Net assets, end of year/period (in 000’s)	$31,433	$74,525	$44,363		$38,856	$113,499	$10,402

Ratios to average net assets (including interest expense and dividends on securities sold short):
Expenses before fees waived and expenses reimbursed	4.61%	4.02%	3.84	%(e)	3.62%	3.83%	5.81%
Expenses after fees waived and expenses reimbursed	4.09%	3.63%	3.41	%(e)(h)	3.47%	3.55%	3.86	%(f)
Net investment loss after fees waived and expenses reimbursed	(0.84)%	(0.01)%	(0.73	)%(e)	(1.14)%	(1.30)%	(1.80)%

Ratios to average net assets (excluding interest expense and dividends on securities sold short):
Expenses before fees waived and expenses reimbursed	1.97%	1.83%	2.05	%(e)	1.85%	1.98%	3.79%
Expenses after fees waived and expenses reimbursed	1.45%	1.44%	1.62	%(e)(h)	1.70%	1.70%	1.84	%(f)
Net investment income after fees waived and expenses reimbursed	1.80%	2.18%	1.06	%(e)	0.63%	0.55%	0.21%

Portfolio turnover rate	137%	159%	104	%(d)	277%	250%	291%

(a)	Represents the period from October 1, 2017 through June 30, 2018.
(b)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year/period.
(c)	Total Return represents the rate that the investor would have earned or lost on an investment in the Acquired Fund’s Institutional Class, assuming reinvestment of dividends, if any.
(d)	Not annualized.
(e)	Annualized.
(f)	Contractual expense limitation changed from 2.00% to 1.70% effective April 1, 2015.
(g)	During the year ended September 30, 2015, 0.33% of the Fund’s total return consists of a voluntary reimbursement by the advisor for a realized investment loss. Excluding this item, total return would have been 4.44%.
(h)	Contractual expense limitation changed from 1.70% to 1.45% effective May 5, 2018.

Statement of Additional Information

January 7, 2021

 AXS Alternative Value Fund

AXS Market Neutral Fund

each a series of Investment Managers Series Trust II (“IMST II”)

235 W. Galena Street

Milwaukee, Wisconsin 53212

1-833-AXS-ALTS

(1-833-297-2587)

This Statement of Additional Information (“SAI”) is not a prospectus, and it should be read in conjunction with the Combined Proxy Statement/Prospectus dated January 7, 2021, as may be amended from time to time, (the “Prospectus”) for the Special Meeting of Shareholders of AXS Alternative Value Fund (formerly, Cognios Large Cap Value Fund) and AXS Market Neutral Fund (formerly, Cognios Market Neutral Large Cap Fund) (each an “Acquired Fund” and collectively, the “Acquired Funds”), each a series of M3Sixty Funds Trust, a Delaware statutory trust, to be held on February 26, 2021. A copy of the Combined Proxy Statement/Prospectus is available by calling toll free 1-833-AXS-ALTS (1-833-297-2587).

This SAI relates specifically to the proposed reorganization of each Acquired Fund into a corresponding newly created series of IMST II (each, an “Acquiring Fund” and collectively, the “Acquiring Funds”) as set forth below:

Acquired Fund	Acquiring Fund
AXS Alternative Value Fund (formerly, Cognios Large Cap Value Fund)	AXS Alternative Value Fund
AXS Market Neutral Fund (formerly, Cognios Market Neutral Large Cap Fund)	AXS Market Neutral Fund

This SAI consists of this document and the following described documents, each of which is incorporated by reference herein:

1.	Prospectus and Statement of Additional Information of the Acquired Funds, each dated October 28, 2020; and
2.	Annual Report to Shareholders of the Acquired Funds dated June 30, 2020.

Each Acquiring Fund, which has no assets or liabilities, will commence operations upon the completion of the Reorganization and will continue the operations of the corresponding Acquired Fund.  For this reason, the financial statements of the Acquiring Funds and the pro forma financial statements of the Acquiring Funds have not been included herein. AXS Investments LLC serves as the Acquiring Funds’ investment advisor (the “Advisor”). Quantitative Value Technologies LLC d/b/a Cognios Capital (the “Sub-Advisor”) is the sub-advisor to the Acquiring Funds.

This SAI contains information about the Acquiring Funds. The term “Fund” as used in this SAI, refers to the Acquiring Fund and the term “Funds” refers to the Acquiring Funds.

TABLE OF CONTENTS

The Trust and The FundS	B-1
Investment Strategies, Policies and Risks	B-1
INVESTMENT RESTRICTIONS	B-16
Management of the Fund	B-17
Portfolio Transactions and Brokerage	B-29
Portfolio Turnover	B-30
Proxy Voting Policy	B-30
Anti-Money Laundering Program	B-31
Portfolio Holdings Information	B-31
Determination of Net Asset Value	B-33
Purchase and Redemption of Fund Shares	B-34
Federal Income Tax Matters	B-34
Dividends and Distributions	B-41
General Information	B-42
Financial Statements	B-43
Appendix A - Description of Securities Ratings	B-44
APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES	B-48

The Trust and The Funds

The Trust is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on August 20, 2013. The Trust currently consists of several other series of shares of beneficial interest. This SAI relates only to the Funds and not to the other series of the Trust.

The Trust is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company. Such a registration does not involve supervision of the management or policies of the Fund. The Prospectus of the Fund and this SAI omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

Each of the Funds will acquire all the assets and liabilities of the following funds (each a “Predecessor Fund”) as of the date listed below. Each Fund will adopt the prior performance and financial history of the corresponding Predecessor Fund.

Fund	Predecessor Fund*	Acquisition Date**
AXS Alternative Value Fund	AXS Alternative Value Fund	March 5, 2021
AXS Market Neutral Fund	AXS Market Neutral Fund	March 5, 2021
*	Each Predecessor Fund was a series of M3Sixty Funds Trust.
**	The proposed closing date for the reorganization of each Predecessor Fund.

Each Fund is classified as a diversified fund. Under the Investment Company Act of 1940, as amended (the “1940 Act”), a diversified fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of one issuer (and in not more than 10% of the outstanding voting securities of an issuer), excluding cash, Government securities, and securities of other investment companies. Each Fund’s classification as a diversified fund may only be changed with the approval of the Fund’s shareholders.

The Funds currently offer several classes of shares as described on the cover page of this SAI. Other classes may be established from time to time in accordance with the provisions of the Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”). Each class of shares of a Fund generally is identical in all respects except that each class of shares is subject to its own distribution expenses and minimum investments. Each class of shares also has exclusive voting rights with respect to its distribution fees.

Investment Strategies, Policies and Risks

The discussion below supplements information contained in the Funds’ Prospectus pertaining to the investment policies of one or more of the Funds. The Funds’ principal investment strategies and related risks are identified in the below table and described in detail following the table. A Fund may also invest, to a lesser extent, in investments other than those identified as its principal investments.

Investments and Risks	AXS Alternative Value Fund	AXS Market Neutral Fund
Borrowing	X	X

Debt Securities		X
Exchange-Traded Notes	X

Equity Securities	X	X
Common Stock	X	X
Convertible Securities	X*	X*
Investment Company Securities	X	X*
Exchange-Traded Funds	X	X*
Large-Cap Stocks	X	X
Preferred Stock	X*	X*
Real Estate Investment Trusts	X*	X*

Small- and Mid-Cap Stocks	X*	X*
Warrants and Rights	X*	X*

Fixed Income Securities	X*	X*
Government Obligations	X*	X*

Foreign Investments	X
Depository Receipts	X	X

Illiquid and Restricted Securities	X*	X*

Lending Portfolio Securities	X*	X*

Repurchase Agreements	X*	X*

Reverse Repurchase Agreements	X*	X*

Short Sales		X

Short-Term Investments	X*	X*
Bank Certificates of Deposit, Bankers’ Acceptances and Time Deposits	X*	X*
Savings Association Obligations	X*	X*
Commercial Paper, Short-Term Notes and Other Corporate Obligations	X*	X*

Temporary Investments	X*	X*
*	Non-principal investment strategy for the Fund.

Market Conditions

Events in certain sectors historically have resulted, and may in the future result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructurings, and other events related to the sub-prime mortgage crisis in 2008; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; social, political, and economic instability in Europe; economic stimulus by the Japanese central bank; steep declines in oil prices; dramatic changes in currency exchange rates; China's economic slowdown; and circumstances such as pandemics or epidemics in one or more countries or regions. Interconnected global economies and financial markets increase the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Such events may cause significant declines in the values and liquidity of many securities and other instruments. It is impossible to predict whether such conditions will recur. Because such situations may be widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of such events.

An outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in certain travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Equity Securities

Common Stock

The Funds may invest in common stock. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

The fundamental risk of investing in common stock is that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. While common stocks have historically provided greater long-term returns than preferred stocks, fixed-income and money market investments, common stocks have also experienced significantly more volatility than the returns from those other investments.

Preferred Stock

The Funds may invest in preferred stock. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and a share of the proceeds resulting from the issuer’s liquidation although preferred stock is usually subordinate to the debt securities of the issuer. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as the holders of the issuer’s common stock. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. In addition, a fund may receive stocks or warrants as a result of an exchange or tender of fixed income securities. Preference stock, which is more common in emerging markets than in developed markets, is a special type of common stock that shares in the earnings of an issuer, has limited voting rights, may have a dividend preference, and may also have a liquidation preference. Depending on the features of the particular security, holders of preferred and preference stock may bear the risks regarding common stock or fixed income securities.

Small- and Mid-Cap Stocks

The Funds may invest in stock of companies with market capitalizations that are small compared to other publicly traded companies. Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also may involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. As a result of owning large positions in this type of security, a Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require a Fund to liquidate its securities positions. In addition, it may be prudent for a Fund, as its asset size grows, to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to minimize transaction costs, and to maximize the benefits of research. As a consequence, as a Fund’s asset size increases, a Fund may reduce its exposure to illiquid small capitalization securities, which could adversely affect performance.

The Funds may also invest in stocks of companies with medium market capitalizations (i.e., mid-cap companies). Such investments share some of the risk characteristics of investments in stocks of companies with small market capitalizations described above, although mid cap companies tend to have longer operating histories, broader product lines and greater financial resources and their stocks tend to be more liquid and less volatile than those of smaller capitalization issuers.

Large-Cap Stocks

The Funds may invest in stock of companies with large market capitalizations. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion. In addition, large-capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and may be more prone to global economic risks.

Warrants and Rights

The Funds may invest in warrants or rights (including those acquired in units or attached to other securities) that entitle (but do not obligate) the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by the Sub-Advisor , as applicable. Rights are similar to warrants but typically have a shorter duration and are issued by a company to existing stockholders to provide those holders the right to purchase additional shares of stock at a later date. Warrants and rights do not have voting rights, do not earn dividends, and do not entitle the holder to any rights with respect to the assets of the company that has issued them. They do not represent ownership of the underlying companies but only the right to purchase shares of those companies at a specified price on or before a specified exercise date. Warrants and rights tend to be more volatile than the underlying stock, and if at a warrant’s expiration date the stock is trading at a price below the price set in the warrant, the warrant will expire worthless. Conversely, if at the expiration date the stock is trading at a price higher than the price set in the warrant or right, a Fund can acquire the stock at a price below its market value. The prices of warrants and rights do not necessarily parallel the prices of the underlying securities. An investment in warrants or rights may be considered speculative.

Convertible Securities

The Funds may invest in convertible securities. A convertible security is a preferred stock, warrant or other security that may be converted or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive the dividend or interest until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both fixed income and equity securities. Although to a lesser extent than with fixed income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities. A significant feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so they may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Borrowing

The Funds may engage in limited borrowing activities. Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. Furthermore, if a Fund were to engage in borrowing, an increase in interest rates could reduce the value of the Fund’s shares by increasing the Fund’s interest expense. Subject to the limitations described under “Investment Limitations” below, each Fund may be permitted to borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of a Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be secured or unsecured. Provisions of the 1940 Act require a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of a Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of a Fund’s total assets will count against this asset coverage requirement. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint if the Fund sells securities at that time. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Funds’ portfolios. Money borrowed will be subject to interest charges which may or may not be recovered by appreciation of the securities purchased, if any. The Funds also may be required to maintain minimum average balances in connection with such borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Short Sales

A Fund may seek to hedge investments or realize additional gains through the use of short sales. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by a Fund, including the costs associated with providing collateral to the broker-dealer (usually cash and liquid securities) and the maintenance of collateral with its custodian. A Fund also may be required to pay a premium to borrow a security, which would increase the cost of the security sold short. Although a Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

The broker-dealer will retain the net proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out.

When the Sub-Advisor believes that the price of a particular security held by a Fund may decline, it may make “short sales against the box” to hedge the unrealized gain on such security. Selling short against the box involves selling a security which a Fund owns for delivery at a specified date in the future. A Fund will incur transaction costs to open, maintain and close short sales against the box.

To the extent a Fund sells securities short (except in the case of short sales “against the box”), it is required to segregate an amount of cash or liquid securities on its records equal to the market price of the securities sold short. The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account is at least equal to the market value of the securities sold short. Segregated securities cannot be sold while the position they are covering is outstanding, unless they are replaced with similar securities. As a result, there is the possibility that segregation of a large percentage of a Fund’s assets could affect its portfolio management.

Debt Securities

The Funds may invest in debt securities. Debt securities are used by issuers to borrow money. Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and accrue interest at the applicable coupon rate over a specified time period. Some debt securities pay a periodic coupon that is not fixed; instead payments “float” relative to a reference rate, such as the London Interbank Offered Rate. This “floating rate” debt may pay interest at levels above or below the previous interest payment. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall.

Lower rated debt securities, those rated Ba or below by Moody’s Investors Service, Inc. (“Moody’s”) and/or BB or below by S&P Global Ratings (“S&P”) or Fitch Ratings, Inc., unrated but determined by the Advisor or Sub-Advisor as the case may be to be of comparable quality, are described by the rating agencies as speculative and involve greater risk of default or price changes than higher rated debt securities due to the issuer’s diminished creditworthiness or the fact that the issuer may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to sell or to determine the value of lower rated debt securities.

Certain additional risk factors related to debt securities are discussed below:

Sensitivity to interest rate and economic changes. Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or periods of rising interest rates, issuers that are highly leveraged may experience increased financial stress that could adversely affect their ability to meet projected business goals, obtain additional financing, and service their principal and interest payment obligations. Furthermore, periods of economic change and uncertainty can be expected to result in increased volatility of market prices and yields of certain debt securities. For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) related to the security or other assets or indices.

Payment expectations. Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate environment, the Fund would have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the Fund may incur losses or expenses in seeking recovery of amounts owed to it.

Liquidity. Liquidity risk may result from the lack of an active market, or reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity. In such cases, the Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. To the extent that the Fund’s principal investment strategies involve investments in securities of companies with smaller market capitalizations, foreign non-U.S. securities, Rule 144A securities, illiquid sectors of fixed income securities, derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Further, fixed income securities with longer durations until maturity face heightened levels of liquidity risk as compared to fixed income securities with shorter durations until maturity. Finally, liquidity risk also refers to the risk of unusually high redemption requests or other unusual market conditions that may make it difficult for the Fund to fully honor redemption requests within the allowable time period. Meeting such redemption requests could require the Fund to sell securities at reduced prices or under unfavorable conditions, which would reduce the value of the Fund. It may also be the case that other market participants may be attempting to liquidate fixed income holdings at the same time as the Fund, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure.

The Sub-Advisor attempts to reduce the risks described above through diversification of the Fund’s portfolio, credit analysis of each issuer, and by monitoring broad economic trends as well as corporate and legislative developments, but there can be no assurance that it will be successful in doing so. Credit ratings of debt securities provided by rating agencies indicate a measure of the safety of principal and interest payments, not market value risk. The rating of an issuer is a rating agency’s view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes. There can be a lag between corporate developments and the time a rating is assigned and updated.

Changing Fixed Income Market Conditions. Changing Fixed Income Market Conditions. Following the financial crisis that began in 2007, the U.S. government and the Board of Governors of the Federal Reserve System (the “Federal Reserve”), as well as certain foreign governments and central banks, took steps to support financial markets, including by keeping interest rates at historically low levels and by purchasing large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities on the open market (“Quantitative Easing”). Similar steps were taken again in 2020 in an effort to support the economy during the coronavirus pandemic. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. In addition, when the Federal Reserve determines to “taper” or reduce Quantitative Easing and/or raise the federal funds rate, there is a risk that interest rates across the U.S. financial system will rise. Such policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of the Fund’s investments and share price to decline. If the Fund invests in derivatives tied to fixed income markets it may be more substantially exposed to these risks than a fund that does not invest in derivatives.

Bond markets have consistently grown over the past three decades while the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. As a result, dealer inventories of corporate bonds, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty.

Bond Ratings. Bond rating agencies may assign modifiers (such as +/–) to ratings categories to signify the relative position of a credit within the rating category. Investment policies that are based on ratings categories should be read to include any security within that category, without considering the modifier. Please refer to Appendix A for more information about credit ratings.

Exchange Traded Notes (“ETNs”)

The Fund may invest in ETNs. An investment in an ETN involves risks, including possible loss of principal. ETNs are unsecured debt securities issued by a bank that are linked to the total return of a market index. Risks of investing in ETNs also include limited portfolio diversification, uncertain principal payment, and illiquidity. Additionally, the investor fee will reduce the amount of return on maturity or at redemption, and as a result the investor may receive less than the principal amount at maturity or upon redemption, even if the value of the relevant index has increased. An investment in an ETN may not be suitable for all investors

Foreign Investments

The Fund may make foreign investments. Investments in the securities of foreign issuers and other non-U.S. investments may involve risks in addition to those normally associated with investments in the securities of U.S. issuers or other U.S. investments. All foreign investments are subject to risks of foreign political and economic instability, adverse movements in foreign exchange rates, and the imposition or tightening of exchange controls and limitations on the repatriation of foreign capital. Other risks stem from potential changes in governmental attitude or policy toward private investment, which in turn raises the risk of nationalization, increased taxation or confiscation of foreign investors’ assets.

The financial problems in global economies over the past several years, including the European sovereign debt crisis, may continue to cause high volatility in global financial markets. In addition, global economies are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact a different country or region. The severity or duration of these conditions may also be affected if one or more countries leave the Euro currency or by other policy changes made by governments or quasi-governmental organizations.

Additional non-U.S. taxes and expenses may also adversely affect the Fund’s performance, including foreign withholding taxes on foreign securities’ dividends. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Foreign companies may be subject to different accounting, auditing and financial reporting standards. To the extent foreign securities held by the Fund are not registered with the SEC or with any other U.S. regulator, the issuers thereof will not be subject to the reporting requirements of the SEC or any other U.S. regulator. Accordingly, less information may be available about foreign companies and other investments than is generally available on issuers of comparable securities and other investments in the United States. Foreign securities and other investments may also trade less frequently and with lower volume and may exhibit greater price volatility than U.S. securities and other investments.

Changes in foreign exchange rates will affect the value in U.S. Dollars of any foreign currency-denominated securities and other investments held by the Fund. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

Income from any foreign securities and other investments will be received and realized in foreign currencies, and the Fund is required to compute and distribute income in U.S. Dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. Dollar occurring after the Fund’s income has been earned and computed in U.S. Dollars may require the Fund to liquidate portfolio securities or other investments to acquire sufficient U.S. Dollars to make a distribution. Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. Dollars and the time such expenses are paid, the Fund may be required to liquidate additional portfolio securities or other investments to purchase the U.S. Dollars required to meet such expenses.

The Fund may purchase foreign bank obligations. In addition to the risks described above that are generally applicable to foreign investments, the investments that the Fund makes in obligations of foreign banks, branches or subsidiaries may involve further risks, including differences between foreign banks and U.S. banks in applicable accounting, auditing and financial reporting standards, and the possible establishment of exchange controls or other foreign government laws or restrictions applicable to the payment of certificates of deposit or time deposits that may affect adversely the payment of principal and interest on the securities and other investments held by the Fund.

Depository Receipts

The Fund may invest in depository receipts. American Depository Receipts (“ADRs”) are negotiable receipts issued by a U.S. bank or trust company that evidence ownership of securities in a foreign company which have been deposited with such bank or trust company’s office or agent in a foreign country. European Depository Receipts (“EDRs”) are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country. Global Depository Receipts (“GDRs”) are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country. Canadian Depository Receipts (“CDRs”) are negotiable receipts issued by a Canadian bank or trust company that evidence ownership of securities in a foreign company which have been deposited with such bank or trust company’s office or agent in a foreign country.

Investing in ADRs, EDRs, GDRs, and CDRs presents risks that may not be equal to the risk inherent in holding the equivalent shares of the same companies that are traded in the local markets even though the Fund will purchase, sell and be paid dividends on ADRs in U.S. Dollars. These risks include fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; speculation; and other factors. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation, political and social upheaval, and economic instability. The Fund may be required to pay foreign withholding or other taxes on certain ADRs, EDRs, GDRs, or CDRs that it owns, but investors may or may not be able to deduct their pro-rata share of such taxes in computing their taxable income, or take such shares as a credit against their U.S. federal income tax. See “Federal Income Tax Matters.” ADRs, EDRs, GDRs, and CDRs may be sponsored by the foreign issuer or may be unsponsored. Unsponsored ADRs, EDRs, GDRs, and CDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities. Unsponsored ADRs, EDRs, GDRs, and CDRs are offered by companies which are not prepared to meet either the reporting or accounting standards of the United States. While readily exchangeable with stock in local markets, unsponsored ADRs, EDRs, GDRs, and CDRs may be less liquid than sponsored ADRs, EDRs, GDRs, and CDRs. Additionally, there generally is less publicly available information with respect to unsponsored ADRs, EDRs, GDRs, and CDRs.

Temporary Investments

The Funds may take temporary defensive measures that are inconsistent with a Fund’s normal fundamental or non-fundamental investment policies and strategies in response to adverse market, economic, political, or other conditions as determined by the Sub-Advisor. Such measures could include, but are not limited to, investments in (1) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. government and its agencies, commercial paper, and bank certificates of deposit; (2) repurchase agreements involving any such securities; and (3) other money market instruments. A Fund also may invest in shares of money market mutual funds to the extent permitted under applicable law. Money market mutual funds are investment companies, and the investments in those companies by a Fund are in some cases subject to certain fundamental investment restrictions. As a shareholder in a mutual fund, a Fund will bear its ratable share of its expenses, including management fees, and will remain subject to payment of the fees to the Sub-Advisor, with respect to assets so invested. A Fund may not achieve its investment objectives during temporary defensive periods.

Short-Term Investments

The Funds may invest in any of the following securities and instruments:

Bank Certificates of Deposit, Bankers’ Acceptances and Time Deposits. The Funds may acquire certificates of deposit, bankers’ acceptances and time deposits in U.S. Dollar or foreign currencies. Certificates of deposit are negotiable certificates issued against monies deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. The commercial banks issuing these short-term instruments which a Fund may acquire must, at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. government. If a Fund holds instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred if the Fund invests only in debt obligations of U.S. domestic issuers. See “Foreign Investments” above. Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located, the possible confiscation or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which may adversely affect the payment of principal and interest on these securities.

Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans that may be made and interest rates that may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds and the interest income generated from lending operations. General economic conditions and the quality of loan portfolios affect the banking industry.

As a result of federal and state laws and regulations, domestic banks are required to maintain specified levels of reserves, limited in the amount that they can loan to a single borrower, and are subject to regulations designed to promote financial soundness. However, such laws and regulations may not necessarily apply to foreign banks, thereby affecting the risk involved in bank obligations that the Funds may acquire.

In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under its investment strategies and policies stated above and in the Prospectus, the Funds may invest in interest-bearing time deposits or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Savings Association Obligations. The Funds may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. government.

Commercial Paper, Short-Term Notes and Other Corporate Obligations. Each Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

The Funds’ investment in commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by S&P, “Prime-1” or “Prime-2” by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Sub-Advisor to be of comparable quality. These rating symbols are described in Appendix A.

Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations, i.e., credit risk. The Sub-Advisor may actively expose a Fund to credit risk. However, there can be no guarantee that the Sub-Advisor will be successful in making the right selections and thus fully mitigate the impact of credit risk changes on a Fund.

Government Obligations

The Funds may invest in U.S. Government obligations. Such obligations include Treasury bills, certificates of indebtedness, notes and bonds. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. Government obligations include securities issued or guaranteed by government-sponsored enterprises.

Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities, including government-sponsored enterprises, where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Real Estate Investment Trusts (“REITs”)

The Funds may invest in REITs. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of principal and interest payments. Similar to regulated investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.

REITs may fail to qualify for the favorable federal income tax treatment generally available to them under the Code and may fail to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

Effective for taxable years beginning after December 31, 2017, the recently enacted Tax Cuts and Jobs Act generally allows individuals and certain other non-corporate entities, such as partnerships, a deduction for 20% of qualified REIT dividends. Recently issued proposed regulations allow a RIC to pass the character of its qualified RIC dividends through to its shareholders provided certain holding period requirements are met.

Investment Company Securities

A Fund may invest in shares of other investment companies (each, an “Underlying Fund”), including open-end funds, closed-end funds, unit investment trusts (“UITs”) and exchange-traded funds (“ETFs”), to the extent permitted by applicable law and subject to certain restrictions set forth in this SAI.

Under Section 12(d)(1)(A) of the 1940 Act, the Fund may acquire securities of an Underlying Fund in amounts which, as determined immediately after the acquisition is made, do not exceed (i) 3% of the total outstanding voting stock of such Underlying Fund, (ii) 5% of the value of the Fund’s total assets, and (iii) 10% of the value of the Fund’s total assets when combined with all other Underlying Fund securities held by the Fund. The Fund may exceed these statutory limits when permitted by SEC order or other applicable law or regulatory guidance, such as is the case with many ETFs. The SEC recently adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in the securities of another investment company. These changes include, among other things, the rescission of certain SEC exemptive orders permitting investments in excess of the statutory limits and the withdrawal of certain related SEC staff no-action letters, and the adoption of Rule 12d1-4 under the 1940 Act. Rule 12d1-4, which is effective on January 19, 2021, will permit the Fund to invest in other investment companies beyond the statutory limits, subject to certain conditions. The rescission of the applicable exemptive orders and the withdrawal of the applicable no-action letters is effective on January 19, 2022. After such time, an investment company will no longer be able to rely on the aforementioned exemptive orders and no-action letters, and will be subject instead to Rule 12d1-4 and other applicable rules under Section 12(d)(1).

Generally, under Sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act and SEC rules adopted pursuant to the 1940 Act, a Fund may acquire the securities of affiliated and unaffiliated Underlying Funds subject to the following guidelines and restrictions:

●	A Fund may own an unlimited amount of the securities of any registered open-end fund or registered unit investment trust that is affiliated with a Fund, so long as any such Underlying Fund has a policy that prohibits it from acquiring any securities of registered open-end funds or registered UITs in reliance on certain sections of the 1940 Act.

●	A Fund and its “affiliated persons” may own up to 3% of the outstanding stock of any fund, subject to the following restrictions:

i.	the Fund and each Underlying Fund, in the aggregate, may not charge a sales load greater than the limits set forth in Rule 2830(d)(3) of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”) applicable to funds of funds;
ii.	each Underlying Fund is not obligated to redeem more than 1% of its total outstanding securities during any period less than 30 days; and
iii.	the Fund is obligated either to (i) seek instructions from its shareholders with regard to the voting of all proxies with respect to the Underlying Fund and to vote in accordance with such instructions, or (ii) to vote the shares of the Underlying Fund held by the Fund in the same proportion as the vote of all other shareholders of the Underlying Fund.

Underlying Funds typically incur fees that are separate from those fees incurred directly by a Fund. A Fund’s purchase of such investment company securities results in the layering of expenses as Fund shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to certain leverage risks. The net asset value and market value of leveraged securities will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged securities. Investment companies may have investment policies that differ from those of a Fund.

Under certain circumstances an open-end investment company in which a Fund invests may determine to make payment of a redemption by a Fund wholly or in part by a distribution in kind of securities from its portfolio, instead of in cash. As a result, a Fund may hold such securities until the Sub-Advisor determines it is appropriate to dispose of them. Such disposition will impose additional costs on a Fund.

Investment decisions by the investment advisors to the registered investment companies in which a Fund invests are made independently of a Fund. At any particular time, one Underlying Fund may be purchasing shares of an issuer whose shares are being sold by another Underlying Fund. As a result, under these circumstances a Fund indirectly would incur certain transactional costs without accomplishing any investment purpose.

Exchange-Traded Funds (“ETFs”)

A Fund may invest in ETFs. ETFs are pooled investment vehicles that generally seek to track the performance of specific indices. ETFs may be organized as open-end funds or as UITs. Their shares are listed on stock exchanges and can be traded throughout the day at market-determined prices.

An ETF generally issues index-based investments in large aggregations of shares known as “Creation Units” in exchange for a “Portfolio Deposit” consisting of (a) a portfolio of securities designated by the ETF, (b) a cash payment equal to a pro rata portion of the dividends accrued on the ETF’s portfolio securities since the last dividend payment by the ETF, net of expenses and liabilities, and (c) a cash payment or credit (“Balancing Amount”) designed to equalize the net asset value of the shares and the net asset value of a Portfolio Deposit.

Shares of ETFs are not individually redeemable, except upon the reorganization, merger, conversion or liquidation of the ETF. To redeem shares of an ETF, an investor must accumulate enough shares of the ETF to reconstitute a Creation Unit. The liquidity of small holdings of ETF shares, therefore, will depend upon the existence of a secondary market for such shares. Upon redemption of a Creation Unit, the investor will receive securities designated by the ETF (“Redemption Securities”) and a cash payment in an amount equal to the difference between the net asset value of the shares being redeemed and the net asset value of the Redemption Securities.

The price of ETF shares is based upon (but not necessarily identical to) the value of the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of ETF shares is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for ETF shares is based on a basket of stocks. Disruptions in the markets for the securities underlying ETF shares purchased or sold by a Fund could result in losses on such shares. There is no assurance that the requirements of the national securities exchanges necessary to maintain the listing of shares of any ETF will continue to be met.

When-Issued or Delayed-Delivery Securities

A Fund may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuations and, in the case of fixed income securities, no interest accrues to a Fund until settlement takes place. When purchasing a security on a when-issued or delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. Accordingly, at the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of its acquisition, a when-issued security may be valued at less than the purchase price. A Fund will make commitments for such when-issued transactions only when it has the intention of actually acquiring the securities. To facilitate such acquisitions, a Fund will maintain with its custodian a segregated account with liquid assets, consisting of cash, U.S. government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, a Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If, however, a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, recognize taxable capital gain or loss due to market fluctuation. Also, a Fund may be disadvantaged if the other party to the transaction defaults.

Illiquid and Restricted Securities

A Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities. Illiquid securities may be difficult to value, and a Fund may have difficulty or be unable to dispose of such securities promptly or at reasonable prices.

A Fund may invest in restricted securities. Restricted securities are securities that may not be sold freely to the public absent registration under the 1933 Act, or an exemption from registration. While restricted securities are generally presumed to be illiquid, it may be determined that a particular restricted security is liquid. Rule 144A under the 1933 Act establishes a safe harbor from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities sold pursuant to Rule 144A in many cases provide both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by NASDAQ. An insufficient number of qualified buyers interested in purchasing Rule 144A eligible restricted securities, however, could adversely affect the marketability of such portfolio securities and result in the Fund’s inability to dispose of such securities promptly or at favorable prices.

A Fund may purchase commercial paper issued pursuant to Section 4(a)(2) of the 1933 Act. 4(a)(2) commercial paper has substantially the same price and liquidity characteristics as commercial paper generally, except that the resale of 4(a)(2) commercial paper is limited to the institutional investor marketplace. Such a restriction on resale makes 4(a)(2) commercial paper technically a restricted security under the 1933 Act. In practice, however, 4(a)(2) commercial paper can be resold as easily as any other unrestricted security held by a Fund.

Rule 22e-4 under the 1940 Act requires, among other things, that the Funds establish a liquidity risk management program (“LRMP”) that is reasonably designed to assess and manage liquidity risk. Rule 22e-4 defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Funds have implemented a LRMP to meet the relevant requirements. Additionally, the Board, including a majority of the Independent Trustees, approved the designation of the Advisor as the Funds’ LRMP administrator to administer such program, and will review no less frequently than annually a written report prepared by the Advisor that addresses the operation of the LRMP and assesses its adequacy and effectiveness of implementation. Among other things, the LRMP provides for the classification of each Fund investment as a “highly liquid investment,” “moderately liquid investment,” “less liquid investment” or “illiquid investment.” The liquidity risk classifications of each Fund’s investments are determined after reasonable inquiry and taking into account relevant market, trading and investment-specific considerations. To the extent that a Fund investment is deemed to be an “illiquid investment” or a “less liquid investment,” the Fund can expect to be exposed to greater liquidity risk. There is no guarantee the LRMP will be effective in its operations, and complying with Rule 22e-4, including bearing related costs, could impact a Fund’s performance and its ability to seek its investment objective.

A Fund will not purchase illiquid securities if, as a result of the purchase, more than 15% of the Fund’s net assets are invested in such securities. If at any time a portfolio manager and/or the Advisor or Sub-Advisor determines that the value of illiquid securities held by the Fund exceeds 15% of the Fund’s net assets, the Fund’s portfolio managers and the Advisor or Sub-Advisor will take such steps as they consider appropriate to reduce the percentage as soon as reasonably practicable.

Repurchase Agreements

The Funds may enter into repurchase agreements with respect to its portfolio securities. Pursuant to such agreements, a Fund acquires securities from financial institutions such as banks and broker-dealers deemed to be creditworthy by the Advisor or a Sub-Advisor, subject to the seller’s agreement to repurchase and a Fund’s agreement to resell such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements will be held by the custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement. If the seller defaults on its repurchase obligation, a Fund will suffer a loss to the extent that the proceeds from a sale of the underlying securities are less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause a Fund’s rights with respect to such securities to be delayed or limited. Repurchase agreements are considered to be loans under the 1940 Act.

Reverse Repurchase Agreements

The Funds may enter into “reverse” repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions. Each Fund may invest a maximum of 10% of total assets in reverse repurchase agreements. Pursuant to a reverse repurchase agreement, the Fund will sell portfolio securities and agree to repurchase them from the buyer at a particular date and price. Whenever a Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets in an amount at least equal to the repurchase price marked to market daily (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. A Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by a Fund.

Large Shareholder Redemption Risk

Certain account holders may from time to time own (beneficially or of record) or control a significant percentage of a Fund’s shares. Redemptions by these account holders of their shares in a Fund may impact a Fund’s liquidity and net asset value. Such redemptions may also force a Fund to sell securities at a time when it would not otherwise do so, which may increase a Fund’s broker costs and impact shareholder taxes.

Lending Portfolio Securities

Consistent with applicable regulatory requirements and a Fund’s investment restrictions, a Fund may lend portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by a Fund (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that a Fund continues to receive the income on the loaned securities while at the same time earns interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. Each Fund will not lend portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. A Fund’s loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements and no loan will cause the value of all loaned securities to exceed 33 1/3% of the value of a Fund’s total assets.

A loan may generally be terminated by the borrower on one business day’s notice, or by the Fund on five business days’ notice. If the borrower fails to deliver the loaned securities within five days after receipt of notice or fails to maintain the requisite amount of collateral, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund’s management to be creditworthy and when the income that can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements. Thus, if the counterparty to the loan petitions for bankruptcy or becomes subject to the U.S. Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund’s ability to sell the collateral, and the Fund would suffer a loss. When voting or consent rights that accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund’s investment in such loaned securities. The Fund will pay reasonable finder’s, administrative and custodial fees in connection with a loan of its securities.

Developments in the China Region

After nearly 30 years of unprecedented growth, the People's Republic of China now faces a slowing economy. The real estate market, which many observers believed to be inflated, has begun to decline. Local governments, which had borrowed heavily to bolster growth, face high debt burdens and limited revenue sources. As a result, demand for Chinese exports by the United States and countries in Europe, and demands for Chinese imports from such countries, may weaken due to the effects of more limited economic growth. Additionally, Chinese actions to lay claim to disputed islands have caused relations with China's regional trading partners to suffer, and could cause further disruption to regional and international trade. From time to time and as recently as January 2020, China has experienced outbreaks of infectious illnesses, and the country may be subject to other public health threats, infectious illnesses, diseases or similar issues in the future. Any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy. In the long run, China's ability to develop and sustain a credible legal, regulatory, monetary, and socioeconomic system could influence the course of outside investment.

Europe – Recent Events

A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within or outside Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

The European Union (the “EU”) currently faces major issues involving its membership, structure, procedures and policies, including the successful political, economic and social integration of new member states, the EU’s resettlement and distribution of refugees, and resolution of the EU’s problematic fiscal and democratic accountability. In addition, one or more countries may abandon the Euro, the common currency of the EU, and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.

On January 31, 2020, the United Kingdom (the “UK”) formally withdrew from the EU, which withdrawal is commonly referred to as “Brexit.” The future relationship between the UK and the EU remains unresolved and subject to negotiation during an 11-month transition period. It is unclear what the potential outcome and/or ramifications of these negotiations may be, and the consequences for European and UK businesses could be severe. The Funds face risks associated with the uncertainty and consequences following Brexit, including with respect to volatility in exchange rates and interest rates. Brexit could adversely affect European or worldwide political, regulatory, economic or market conditions, and could contribute to instability in global political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as the new relationship between the UK and EU is defined, and the UK determines which EU laws to replace or replicate. Any effects of Brexit could adversely affect any of the companies to which the Funds have exposure and any other assets in which the Funds invest.

Whether or not a Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of a Fund’s investments due to the interconnected nature of the global economy and capital markets. A Fund may also be susceptible to these events to the extent that a Fund invests in municipal obligations with credit support by non-U.S. financial institutions.

Cybersecurity Risk

Investment companies, such as a Fund, and its service providers may be subject to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber attacks affecting a Fund, the Advisor or Sub-Advisor, a Fund’s custodian or transfer agent, or intermediaries or other third-party service providers may adversely impact a Fund. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential company information, impede trading, subject a Fund to regulatory fines or financial losses, and cause reputational damage. A Fund may also incur additional costs for cybersecurity risk management purposes. While a Fund and its service providers have established business continuity plans and risk management systems designed to prevent or reduce the impact of cybersecurity attacks, such plans and systems have inherent limitations due in part to the ever-changing nature of technology and cybersecurity attack tactics, and there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, a Fund cannot control any cybersecurity plans or systems implemented by its service providers.

Similar types of cybersecurity risks are also present for issuers of securities in which a Fund invests, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such portfolio companies to lose value.

Investment Restrictions

Each Fund has adopted the following restrictions as fundamental policies, which may not be changed without the favorable “vote of the holders of a majority of the outstanding voting securities” of the Fund, as defined in the 1940 Act. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” of a Fund means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund. Each Fund’s investment objective is a non-fundamental policy and may be changed without shareholder approval.

Each Fund may not:

1.	Issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third of its net assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions or short sales or investing in financial futures, swaps, when-issued or delayed delivery securities, or reverse repurchase agreements;

2.	Act as underwriter, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio;

3.	With respect to 75% of the Fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

4.	Invest 25% or more of its total assets, calculated at the time of purchase in any one industry (other than securities issued by the U.S. government, its agencies or instrumentalities);

5.	Purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate, such as REITs);

6.	Make loans of money, except (a) for purchases of debt securities consistent with the investment policies of the Fund, (b) by engaging in repurchase agreements or, (c) through the loan of portfolio securities in an amount up to 33 1/3% of the Fund’s net assets; or

7.	Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the Fund from purchasing, selling or entering into futures contracts, or acquiring securities or other instruments and options thereon backed by, or related to, physical commodities.

Each Fund observes the following restriction as a matter of operating but not fundamental policy, pursuant to positions taken by federal regulatory authorities:

Each Fund may not invest, in the aggregate, more than 15% of its net assets in illiquid securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities.

Except with respect to borrowing, if a percentage or rating restriction on investment or use of assets set forth herein or in the Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation.

Management of the Fund

Trustees and Officers

The overall management of the business and affairs of the Trust is vested with its Board of Trustees. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, co-administrators, distributor, custodian and transfer agent. The day-to-day operations of the Trust are delegated to its officers, except that the Advisor are responsible for making day-to-day investment decisions in accordance with each Fund’s investment objectives, strategies, and policies, all of which are subject to general supervision by the Board.

The Trustees and officers of the Trust, their years of birth and positions with the Trust, term of office with the Trust and length of time served, their business addresses and principal occupations during the past five years and other directorships held during the past five years are listed in the table below. Unless noted otherwise, each person has held the position listed for a minimum of five years. Thomas Knipper, Kathleen K. Shkuda, Larry D. Tashjian and John P. Zader are all of the Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (collectively, the “Independent Trustees”).

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years
“Independent” Trustees:
Thomas Knipper, CPA [a] (born 1957) Trustee	Since September 2013	Vice President and Chief Compliance Officer, Ameritas Investment Partners, a registered investment advisor (1995 – present).	8	None.
Kathleen K. Shkuda [a] (born 1951) Trustee	Since September 2013	Zigzag Consulting, a financial services consulting firm (2008 – present); Director, Managed Accounts, Merrill Lynch (2007 – 2008).	8	None.
Larry D. Tashjian [a] (born 1953) Trustee and Chairman of the Board	Since September 2013	Principal, CAM Capital Advisors, a family office (2001 – present).	8	General Finance Corporation.
John P. Zader [a] (born 1961) Trustee	Since September 2013	Retired (June 2014 – present); CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 – June 2014); President, Investment Managers Series Trust (December 2007 – June 2014).	8	Investment Managers Series Trust, a registered investment company (includes 52 portfolios); 361 Social Infrastructure Fund, a closed-end investment company.
Interested Trustees:
Eric M. Banhazl b† (born 1957) Trustee	Since September 2013	Chairman, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Chairman (2016 – present), and President (2006 – 2015), Mutual Fund Administration, LLC, co-administrator for the Fund; Trustee and Vice President, Investment Managers Series Trust (September 2013 – January 2016).	8	Investment Managers Series Trust, a registered investment company (includes 52 portfolios); 361 Social Infrastructure Fund, a closed-end investment company.

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years
Terrance P. Gallagher a* (born 1958) Trustee and President	Since July 2019	President, Investment Managers Series Trust II (September 2013 – present); Executive Vice President, UMB Fund Services, Inc. (2007 – present); and Director of Compliance, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2004 – 2007).	8	Cliffwater Corporate Lending Fund, a registered investment company; Agility Multi-Asset Income Fund, a closed-end investment company; Corbin Multi-Strategy Fund, a closed-end investment company; Aspiriant Risk-Managed Real Asset Fund, a closed-end investment company; Aspiriant Risk-Managed Capital Appreciation Fund, a closed-end investment company; Infinity Core Alternative Fund, a closed-end investment company; Infinity Long/Short Equity Fund, LLC, a closed-end investment company; Keystone Private Income Fund, a closed-end investment company; Relative Value Fund, a closed-end investment company; Variant Alternative Income Fund, a closed-end investment company.
Officers of the Trust:
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since September 2013	Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC.	N/A	N/A
Joy Ausili [b] (born 1966) Vice President and Assistant Secretary	Since January 2016	Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Secretary and Assistant Treasurer, Investment Managers Series Trust (September 2013 – January 2016).	N/A	N/A
Diane Drake [b] (born 1967) Secretary	Since January 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present); Chief Compliance Officer, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2019); Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (2010 – 2015).	N/A	N/A

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since September 2013

Principal, Dziura Compliance Consulting, LLC (October 2014 - present); Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management (2009 – 2010); Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).

			N/A	N/A
a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740.

Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.

c	Trustees and officers serve until their successors have been duly elected.
d	The Trust is comprised of 16 series managed by unaffiliated investment advisors. Each Trustee serves as Trustee of each series of the Trust. The term “Fund Complex” applies only to the series managed by the same investment advisor. The Funds’ investment advisor also serves as investment advisor to the AXS Alternative Growth Fund, AXS Aspect Core Diversified Strategy Fund, AXS Chesapeake Strategy Fund, AXS Managed Futures Strategy Fund, AXS Multi-Strategy Alternatives Fund, AXS Sustainable Income Fund, AXS Thomson Reuters Private Equity Return Tracker Fund, AXS Thomson Reuters Venture Capital Return Tracker Fund, and AXS All Terrain Opportunity Fund which are offered in a separate prospectus. The Funds does not hold themselves out as related to any other series within the Trust, for purposes of investment and investor services.
e	“Other Directorships Held” includes only directorship of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended (that is, “public companies”) or other investment companies registered under the 1940 Act.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC and Foothill Capital Management, LLC.
*	Mr. Gallagher is an “interested person” of the Trust by virtue of his position with UMB Fund Services, Inc.

Compensation

Each Independent Trustee receives from the Trust a quarterly retainer of $13,500, $4,000 for each special in-person meeting attended and $1,000 for each special telephonic meeting attended. The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Trustees.

The Trustees may elect to defer payment of their compensation from the Fund pursuant to the Trust’s non-qualified Deferred Compensation Plan for Trustees which permits the Trustees to defer receipt of all or part of their compensation from the Trust. Amounts deferred are deemed invested in shares of one or more series of the Trust, as selected by the Trustee from time to time. A Trustee’s deferred compensation account will be paid in cash at such times as elected by the Trustee, subject to certain mandatory payment provisions in the Deferred Compensation Plan. Deferral and payment elections under the Deferred Compensation Plan are subject to strict requirements for modification.

	Independent Trustees
	Thomas Knipper, Independent Trustee and Audit Committee Chair	Kathleen K. Shkuda, Independent Trustee and Valuation Committee Chair	Larry D. Tashjian, Independent Trustee, Chairman	John P Zader, Independent Trustee Nominating Committee Chair
AXS Alternative Value Fund	$2,250	$2,250	$2,250	$2,250
AXS Market Neutral Fund	$2,250	$2,250	$2,250	$2,250
Pension or Retirement Benefits Accrued as Part of Fund’s Expenses	None	None	None	None
Estimated Annual Benefits Upon Retirement	None	None	None	None
Total Compensation from Fund and Fund Complex Paid to Trustees[1,2]	$27,000	$27,000	$27,000	$27,000
1	Estimated annual compensation for the first year.
2	There are currently numerous portfolios comprising the Trust. The term “Fund Complex” applies only to the series managed by the same investment advisor. The Funds’ investment advisor also serves as investment advisor to the AXS Alternative Growth Fund, AXS Chesapeake Strategy Fund, AXS Aspect Core Diversified Strategy Fund, AXS Managed Futures Strategy Fund, AXS Multi-Strategy Alternatives Fund, AXS Sustainable Income Fund, AXS Thomson Reuters Private Equity Return Tracker Fund, and AXS Thomson Reuters Venture Capital Return Tracker Fund, which are offered in separate prospectuses. The Funds do not hold themselves out as related to any other series within the Trust, for purposes of investment and investor services.

Messers. Banhazl and Gallagher are not compensated for their service as Trustees because of their affiliation with the Trust. Officers of the Trust are not compensated by the Fund for their services.

Additional Information Concerning the Board and the Trustees

The current Trustees were selected in September 2013 (July 2019 for Mr. Gallagher) with a view towards establishing a Board that would have the broad experience needed to oversee a registered investment company comprised of multiple series employing a variety of different investment strategies. As a group, the Board has extensive experience in many different aspects of the financial services and asset management industries.

The Trustees were selected to join the Board based upon the following factors, among others: character and integrity; willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; as to each Trustee other than Mr. Banhazl, Mr. Gallagher and Mr. Zader (at that time), satisfying the criteria for not being classified as an “interested person” of the Trust as defined in the 1940 Act; as to Mr. Banhazl and Mr. Gallagher, their positions with Mutual Fund Administration, LLC, and UMB Fund Services, Inc., respectively, the Trust’s co-administrators. In addition, the Trustees have the following specific experience, qualifications, attributes and/or skills relevant to the operations of the Trust:

●	Mr. Knipper has substantial experience with respect to the operation, administration and compliance programs of mutual funds and as a senior executive with a registered investment advisor.

●	Ms. Shkuda has substantial experience in the investment management industry, including as a consultant with respect to operations and marketing of investment managers and distribution of mutual funds and other investment products.

●	Mr. Tashjian has extensive leadership experience in the investment management industry, including as a principal and a chief executive officer of a registered investment advisor.

●	Mr. Banhazl has significant experience serving in senior executive and board positions for mutual funds and with respect to the organization and operation of mutual funds and multiple series trusts similar to the Trust.

●	Mr. Zader has substantial experience serving in senior executive positions at mutual fund administrative service providers.

●	Mr. Gallagher has substantial experience serving in senior executive positions at mutual fund administrative service providers.

In its periodic self-assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Fund. The summaries set forth above as to the qualifications, attributes and skills of the Trustees are required by the registration form adopted by the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.

The Board of Trustees has three standing committees: the Audit Committee, the Nominating, Governance and Regulatory Review Committee (the “Nominating Committee”), and the Valuation Committee.

●	The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the series’ annual audit and any matters bearing on the audit or the series’ financial statements and to assist the Board’s oversight of the integrity of the series’ pricing and financial reporting. The Audit Committee is comprised of all of the Independent Trustees and is chaired by Mr. Knipper. It does not include any Interested Trustees. The Audit Committee is expected to meet at least twice a year with respect to each series of the Trust.

The Audit Committee also serves as the Qualified Legal Compliance Committee (“QLCC”) for the Trust for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the SEC on behalf of the issuer.

●	The Nominating Committee is responsible for reviewing matters pertaining to composition, committees, and operations of the Board, as well as assisting the Board in overseeing matters related to certain regulatory issues. The Nominating Committee meets from time to time as needed. The Nominating Committee will consider trustee nominees properly recommended by the Trust’s shareholders. Shareholders who wish to recommend a nominee should send nominations that include, among other things, biographical data and the qualifications of the proposed nominee to the Trust’s Secretary. The Independent Trustees comprise the Nominating Committee, and the Committee is chaired by Mr. Zader.

●	The function of the Valuation Committee is to recommend to the Board for its approval methodologies for valuing securities held by any series of the Trust for which current and reliable market quotations are not readily available; monitor prices determined by officers of the Trust pursuant to such methodologies; and approve fair valued security prices that are not determined pursuant to an approved methodology. The actions of the Valuation Committee are subsequently reviewed by the Board. The Valuation Committee is comprised of all the Trustees and is chaired by Ms. Shkuda, but action may be taken by any one of the Trustees. The Valuation Committee meets as needed.

Independent Trustees comprise 67% of the Board and Larry Tashjian, an Independent Trustee, serves as Chairperson of the Board. The Chairperson serves as a key point person for dealings between the Trust’s management and the other Independent Trustees. As noted above, through the committees of the Board the Independent Trustees consider and address important matters involving each series of the Trust, including those presenting conflicts or potential conflicts of interest. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its organization and leadership structure are appropriate in light of its fiduciary and oversight obligations, the special obligations of the Independent Trustees, and the relationship between the Interested Trustees and the Trust’s co-administrators. The Board also believes that its structure facilitates the orderly and efficient flow of information to the Independent Trustees from management.

Consistent with its responsibility for oversight of the Funds in the interests of shareholders, the Board among other things oversees risk management of the Funds’ investment programs and business affairs directly and through the Audit Committee. The Board has emphasized to the Advisor the importance of maintaining vigorous risk management programs and procedures.

The Funds face a number of risks, such as investment risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Funds. Under the overall supervision of the Board, the Advisor, Sub-Advisor and other service providers to the Funds employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Trust’s Chief Compliance Officer (the “CCO”), the Advisor’s management, and other service providers (such as each Fund’s independent registered public accounting firm) make periodic reports to the Board or to the Audit Committee with respect to various aspects of risk management. The Board recognizes that not all risks that may affect a Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve a Fund’s investment objective, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Fund Shares Beneficially Owned by Trustees

Certain information regarding ownership by the Trustees of the Funds and other series of the Trust, as of the date of this SAI, is set forth in the following table.

Name of Trustee	AXS Large Cap Value Fund ($)	AXS Market Neutral Funds ($)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies ($)
Larry Tashjian, Independent Trustee	None	None	$10,001 - $50,000
Kathy Shkuda, Independent Trustee	None	None	None
Thomas Knipper, Independent Trustee	None	None	None
John P. Zader, Independent Trustee	None	None	$10,001 - $50,000
Eric M. Banhazl, Interested Trustee	None	None	Over $100,000
Terrance P. Gallagher, Interested Trustee	None	None	None

Control Persons, Principal Shareholders, and Management Ownership

As of the date of this SAI, the Funds are under the control of AXS, which had voting authority with respect to 100% of the outstanding shares in each Fund on such date. However, once the Funds commence investment operations and its shares are sold to the public, this control will be diluted. As of the date of this SAI, the Trustees and officers of the Trust as a group did not own more than 1% of the outstanding shares of a Fund. Furthermore, neither the Independent Trustees, nor members of their immediate families, own securities beneficially or of record in the Advisor, the Sub-Advisor, the Funds’ distributor, IMST Distributors, LLC (the “Distributor”), or any of their respective affiliates.”

The Advisor

AXS Investments LLC (the “Advisor or “AXS”), located at 181 Westchester Avenue, Suite 402, Port Chester, New York 10573, acts as investment advisor to the Funds pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). Pursuant to the terms of the Advisory Agreement, the Advisor provides the Funds with investment advice, makes recommendations with respect to the selection and continued employment of the Sub-Advisor to manage each Fund’s assets, performs diligence on and monitors the Sub-Advisor, investment performance and adherence to compliance procedures, and oversees the investments made by the Sub-Advisor. The Advisor also continuously monitors the Sub-Advisor’s compliance with a Fund’s investment objectives, policies and restrictions. Subject to such policies as the Board of Trustees may determine, the Advisor is ultimately responsible for investment decisions for the Funds. AXS Investments LLC is wholly owned by AXS Holdings LLC. AXS Holdings LLC is ultimately controlled by Gregory Bassuk.

The Advisory Agreement will remain in effect for an initial two-year period. After the initial two-year period, the Advisory Agreement will continue in effect with respect to a Fund from year to year only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Funds’ outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement. The Advisory Agreement is terminable without penalty by the Trust on behalf of the Funds, upon giving the Advisor 60 days’ notice when authorized either by a majority vote of the Funds’ shareholders or by a vote of a majority of the Board, or by the Advisor on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Advisory Agreement provides that the Advisor shall not be liable for any error of judgment or for any loss suffered by the Trust in connection with the Advisory Agreement, except for a loss resulting from a breach of fiduciary duty, or for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or from reckless disregard by the Advisor of its duties under the Advisory Agreement.

In consideration of the services to be provided by the Advisor pursuant to the Advisory Agreement, the Advisor is entitled to receive from each Fund an investment advisory fee computed daily and paid monthly based on an annual rate equal to a percentage of the Fund’s average daily net assets specified in the Prospectus.

Sub-Advisor

The Advisor has entered into a sub-advisory agreement with Cognios Capital with respect to each Fund (the “Sub-Advisory Agreement”). Cognios Capital commenced operations in February 2020 and has its principal place of business at 7900 College Boulevard, Suite 124, Overland Park, Kansas 66210. Cognios Capital is an SEC-registered investment advisor.

The Sub-Advisory Agreement will remain in effect for an initial two-year period. After the initial two-year period, the Sub-Advisory Agreement will continue in effect from year to year only as long as such continuance is specifically approved at least annually by (i) the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting shares of the Fund, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Sub-Advisory Agreement or interested persons of the Advisor, the Sub-Advisor or the Trust. The Sub-Advisory Agreement may be terminated at any time without the payment of any penalty by the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting shares of the relevant Fund, or by the Sub-Advisor or the Advisor, upon 60 days’ written notice to the other party. Additionally, the Sub-Advisory Agreement automatically terminates in the event of its assignment. The Sub-Advisory Agreement provides that the Sub-Advisor shall not be liable for any error of judgment or for any loss suffered by the Trust in connection with the Sub-Advisory Agreement, except for a loss resulting from a breach of fiduciary duty, or for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or from reckless disregard by the Sub-Advisor of its duties under the Sub-Advisory Agreement.

The Advisor compensates the Sub-Advisor out of the investment advisory fees the Advisor receives from the Fund. The Sub-Advisor makes investment decisions for the assets it has been allocated to manage, subject to the overall supervision of the Advisor.

Fund Expenses

Each Fund is responsible for its own operating expenses (all of which will be borne directly or indirectly by the Funds’ shareholders), including among others, legal fees and expenses of counsel to the Funds and the Funds’ Independent Trustees; insurance (including Trustees’ and officers’ errors and omissions insurance); auditing and accounting expenses; taxes and governmental fees; listing fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Funds’ custodians, administrators, transfer agents, registrars and other service providers; expenses for portfolio pricing services by a pricing agent, if any; expenses in connection with the issuance and offering of shares; expenses relating to investor and public relations; expenses of registering or qualifying securities of the Funds’ for public sale; brokerage commissions and other costs of acquiring or disposing of any portfolio holding of the Funds; expenses of preparation and distribution of reports, notices and dividends to shareholders; expenses of the dividend reinvestment plan; compensation and expenses of Trustees; any litigation expenses; and costs of shareholders’ and other meetings.

The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of each Fund to ensure that the total annual Fund operating expenses (excluding, as applicable, any taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) to the limit set forth in the Expense Table in the Prospectus (the "expense cap"). This agreement is effective for a two-year period following the reorganization of the Predecessor Funds which is scheduled for March 5, 2021. The agreement may be terminated before that date with respect to a Fund only by the Board of Trustees.

Fund	Expense Cap as percent of the average daily net assets
	Investor Class	Class I
AXS Alternative Value Fund	1.10%	0.85%
AXS Market Neutral Fund	1.70%	1.45%

The Advisor is permitted to seek reimbursement from each Fund, subject to certain limitations, of fees waived or payments made by the Advisor to the Fund for a period ending three years after the date of the waiver or payment. Similarly, Cognios Capital is permitted to seek reimbursement from each Fund, subject to certain limitations, of fees waived or payments made by Cognios Capital to the Predecessor Funds prior to the Reorganization, for a period ending three years after the date of the waiver or payment. In each case, such reimbursement may be requested from a Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, and (b) the expense limitation in effect at the time of the reimbursement. Reimbursements of fees waived or payments made will be made on a "first in, first out" basis so that the oldest fees waived or payments are satisfied first. However, the reimbursement amount may not exceed the total amount of fees waived and/or Fund expenses paid by the Advisor and will not include any amounts previously reimbursed to the Advisor by the Fund. Any such reimbursement is contingent upon the Board's subsequent review of the reimbursed amounts. Each Fund must pay current ordinary operating expenses before the Advisor or Cognios Capital is entitled to any reimbursement of fees and/or Fund expenses.

For the following fiscal years indicated below, the Predecessor Fund/AXS Alternative Value Fund paid the following investment advisory fees:

Fiscal Year Ended	Advisory Fees Accrued	Advisory Fees Waived	Reimbursement of Other Expenses	Net Advisory Fees Paid
June 30, 2020	$156,397	$(156,397)	$(47,465)	$(47,465)
June 30, 2019	$128,060	$(128,060)	$(47,757)	$(47,757)
June 30, 2018	$199,993	$(158,243)	$0	$41,750

For the following fiscal years/periods indicated below, the Predecessor Fund/AXS Market Neutral Fund paid the following investment advisory fees:

Fiscal Year/Period Ended	Advisory Fees Accrued	Advisory Fees Waived	Reimbursement of Other Expenses	Net Advisory Fees Paid
June 30, 2020	$915,499	$(336,109)	$0	$579,390
June 30, 2019	$1,188,411	$(322,356)	$0	$866,055
October 1, 2017 - June 30, 2018*	$683,067	$(197,855)	$0	$485,182
September 30, 2017	$1,725,602	$(168,157)	$0	$1,557,445

*	On April 25, 2018, the fiscal year end for the Predecessor Fund changed to June 30th.

Portfolio Managers

Set forth below is the following information as of June 30, 2020 with respect to each portfolio manager who is primarily responsible for the day-to-day management of each Fund’s portfolio, as identified in the Prospectus: (i) other accounts managed by the portfolio manager, (ii) a description of the portfolio manager’s compensation structure and (iii) the dollar range of the portfolio manager’s investments in each Fund.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Jonathan C. Angrist	0	$0	1	$75	19	$89.7
Brian J. Machtley	0	$0	1	$75	19	$89.7

	Number of Accounts with Advisory Fee Based on Performance
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Jonathan C. Angrist	0	$0	0	$0	0	$0
Brian J. Machtley	0	$0	0	$0	0	$0

Material Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. Where conflicts of interest arise between a Fund and other accounts managed by a portfolio manager, the Advisor and/or Sub-Advisor will proceed in a manner that ensures that the Fund will not be treated less favorably than the other accounts. There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by the portfolio manager. In such instances, securities will be allocated in accordance with the Advisor’s and/or Sub-Advisor’s trade allocation policy.

Compensation. The portfolio managers are responsible for the day-to-day management of the Funds and are compensated with a base salary, plus a discretionary bonus. The bonus is determined by the business unit’s revenue and profitability as well as the individual’s contribution to the business unit. The bonus is discretionary and is not based specifically on portfolio performance.

Ownership of the Funds by Portfolio Manager. The following chart sets forth the dollar range of shares owned by each portfolio manager in the Predecessor Funds as the date of this SAI.

Dollar Range of Securities in the Funds (A: None, B: $1-$10,000, C: $10,001-$50,000, D: $50,001-$100,000, E: $100,001 - $500,000, F: $500,001 - $1,000,000, G: Over $1,000,000)
Name of Portfolio Manager	AXS Alternative Value Fund	AXS Market Neutral Fund
Jonathan C. Angrist	D	E
Brian J. Machtley	E	D

Manager of Managers Structure

AXS and the Trust have received an exemptive order from the SEC for the Funds which allows AXS to operate the Funds under a “manager of managers” structure (the “Order”). The Order permits AXS, subject to the approval of the Board, to hire or replace sub-advisors and modify any existing or future agreement with such sub-advisors without obtaining shareholder approval.

Service Providers

Pursuant to a Co-Administration Agreement (the “Co-Administration Agreement”), UMB Fund Services, Inc. (“UMBFS”), 235 West Galena Street, Milwaukee, Wisconsin 53212, and Mutual Fund Administration, LLC (“MFAC”), 2220 E. Route 66, Suite 226, Glendora, California 91740 (collectively the “Co-Administrators”), act as co-administrators for the Funds. The Co-Administrators provide certain administrative services to the Funds, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds’ independent contractors and agents; preparing for signature by an officer of the Trust of all documents required to be filed for compliance with applicable laws and regulations including those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; arranging for the maintenance of books and records of the Funds; and providing, at their own expense, office facilities, equipment and personnel necessary to carry out their duties. In this capacity, the Co-Administrators do not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares. The Co-Administration Agreement provides that neither Co-Administrator shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or its series, except for losses resulting from a Co-Administrator’s willful misfeasance, bad faith or negligence in the performance of its duties or from reckless disregard by it of its obligations and duties under the Agreement.

Pursuant to the Co-Administration Agreement, each Fund pays the Co-Administrators a fee for administration services. The fee is payable monthly based on the Fund’s average daily net assets.

UMBFS also acts as the Trust’s fund accountant, transfer agent and dividend disbursing agent pursuant to separate agreements.

The Predecessor Funds paid the following administrative fees for the periods indicated:

Administrative Fees
AXS Alternative Value Fund
For the Fiscal Year Ended June 30, 2020	$116,839
For the Fiscal Year Ended June 30, 2019	$82,608
For the Fiscal Year Ended June 30, 2018	$101,524
AXS Market Neutral Fund
For the Fiscal Year Ended June 30, 2020	$178,982
For the Fiscal Year Ended June 30, 2019	$179,474**
For the Fiscal Period October 1, 2017 – June 30, 2018*	$148,947***
For the Fiscal Year Ended September 30, 2017	$148,237
*	On April 25, 2018, the fiscal year for the Market Neutral Large Cap Fund changed to June 30th.
**	$11,250 of these fees were waived by the Predecessor Fund’s administrator.
***	$2,500 of these fees were waived by the Predecessor Fund’s administrator.

UMB Bank, n.a. (the “Custodian”), an affiliate of UMBFS, is the custodian of the assets of the Fund pursuant to a custody agreement between the Custodian and the Trust, whereby the Custodian provides services for fees on a transactional basis plus out-of-pocket expenses. The Custodian’s address is 928 Grand Boulevard, Kansas City, Missouri 64106. The Custodian does not participate in decisions pertaining to the purchase and sale of securities by the Fund.

Tait, Weller & Baker LLP (“Tait Weller”), Two Liberty Place, 50 South 16th Street, Suite 2900, Philadelphia, Pennsylvania 19102, is the independent registered public accounting firm for the Funds. Its services include auditing the Funds’ financial statements and the performance of related tax services.

Morgan, Lewis & Bockius LLP (“Morgan Lewis”) 600 Anton Boulevard, Suite 1800, Costa Mesa, California 92626, serves as legal counsel to the Trust and to the Independent Trustees.

Distributor and the Distribution Agreement

IMST Distributors, LLC is the distributor (also known as the principal underwriter) of the shares of the Funds and is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor is not affiliated with the Trust, the Advisor, or any other service provider for the Funds.

Under a Distribution Agreement with the Trust dated January 1, 2013 (the “Distribution Agreement”), the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Funds. The Distributor continually distributes shares of the Funds on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Funds. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Funds and/or the Advisor, rather than the Distributor, typically enter into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for transmitting purchase, redemption and other requests to the Funds.

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares. Investors purchasing shares of the Fund through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The financial intermediary, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the financial intermediary. The Distributor does not receive compensation from the Fund for its distribution services except the distribution/service fees with respect to the shares of those classes for which a Rule 12b-1 distribution plan is effective. The Advisor pays the Distributor a fee for certain distribution-related services.

The Distribution Agreement will continue in effect with respect to a Fund only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities in accordance with the 1940 Act. The Distribution Agreement is terminable without penalty by the Trust on behalf of a Fund on no less than 60 days’ written notice when authorized either by a vote of a majority of the outstanding voting securities of the Fund or by vote of a majority of the members of the Board who are not “interested persons” (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the operation of the Distribution Agreement, or by the Distributor, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Distribution Agreement provides that the Distributor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the Distributor’s obligations and duties under the Distribution Agreement, except a loss resulting from the Distributor’s willful misfeasance, bad faith or gross negligence in the performance of such duties and obligations, or by reason of its reckless disregard thereof.

The Distributor does not retain sales charges for the sale of a Fund’s Class A shares. Pursuant to the Distribution Agreement, should any amounts be retained by the Distributor, such amounts would not be held for profit by the Distributor, but instead would be used solely for distribution-related expenditures.

Dealer Reallowances

The Funds’ shares are subject to a sales charge that includes a dealer reallowance, which varies depending on how much the shareholder invests. The Distributor pays the appropriate dealer reallowance to dealers who have entered into an agreement with the Distributor to sell shares of the Funds. More detailed information on the sales charge and its application is contained in the Prospectus.

Rule 12b-1 Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”) that provides for Fund assets to be used for the payment for distribution services for Class A shares and Class C shares. The 12b-1 Plan provides alternative methods for paying sales charges and may help the Funds grow or maintain asset levels to provide operational efficiencies and economies of scale. The 12b-1 Plan also provides for the payment of service fees in connection with the provision of post-sales shareholder liaison services to holders of Class A shares and Class C shares as defined in FINRA regulations, including personal services such as responding to customer inquiries, and services related to the maintenance of shareholder accounts. Because 12b-1 fees are paid out of Fund assets attributable to Class A shares and Class C shares on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges.

The 12b-1 Plan provides that the distribution fees paid by Class A or Class C shares of the Fund may be used to pay for any expenses primarily intended to result in the sale of shares of such Class, including, but not limited to: (a) costs of payments, including incentive compensation, made to agents for and consultants to the Distributor or the Trust, including pension administration firms that provide distribution services and broker-dealers that engage in the distribution of the shares of such Class of the Fund; (b) payments made to, and expenses of, persons who provide support services in connection with the distribution of shares of such Class of the Fund; (c) payments made pursuant to any dealer agreements between the Distributor and certain broker-dealers, financial institutions and other service providers with respect to such Class of the Fund; (d) costs relating to the formulation and implementation of marketing and promotional activities; (e) costs of printing and distributing prospectuses, statements of additional information and reports of the Fund to prospective shareholders of such Class of the Fund; (f) costs involved in preparing, printing and distributing sales literature pertaining to such Class of the Fund; (g) costs involved in obtaining such information, analyses and reports with respect to marketing and promotional activities that the Trust may deem advisable with respect to such Class of the Fund; and (h) reimbursement to the Advisor for expenses advanced on behalf of the Fund or Class with respect to such activities. The 12b-1 Plan is a compensation plan, which means that the Distributor is compensated regardless of its expenses, as opposed to a reimbursement plan which reimburses only for expenses incurred. The Distributor does not retain any 12b-1 fees for profit. All 12b-1 fees are held in a retention account by the Distributor to pay for and/or reimburse the Advisor for distribution-related expenditures.

The 12b-1 Plan may not be amended to materially increase the amount to be paid by the Funds; Class A or Class C shares for distribution services without the vote of a majority of the outstanding voting securities of such shares. The 12b-1 Plan shall continue in effect indefinitely with respect to a Class, provided that such continuance is approved at least annually by a vote of a majority of the Trustees, including the Independent Trustees, cast in person at a meeting called for such purpose or by vote of at least a majority of the outstanding voting securities of such Class. The 12b-1 Plan may be terminated with respect to a Class at any time without penalty by vote of a majority of the Independent Trustees or by vote of the majority of the outstanding voting securities of such Class.

If the 12b-1 Plan is terminated for the Funds’ Class A shares or Class C shares in accordance with its terms, the obligation of the Fund to make payments pursuant to the 12b-1 Plan with respect to such Class will cease and the Fund will not be required to make any payments past the termination date. Thus, there will be no legal obligation for the Fund to make any payments other than for fees already payable under the 12b-1 Plan, if the 12b-1 Plan is terminated in accordance with its terms for any reason.

The following payments were made by the Predecessor Funds’ previous distributor under the Rule 12b-1 plan with respect to the Predecessor Funds during the Predecessor Funds’ last fiscal year.

AXS Fund	AXS Alterantive Value Fund	AXS Market Neutral Fund
	Total Dollars Allocated
Advertising/Marketing	$0	$0
Printing/Postage	$0	$0
Payment to distributor	$0	$0
Payment to dealers	$2,289	$32,727
Compensation to sales personnel	$0	$0
Interest, carrying, or other financing charges	$0	$0
Other	$0	$0
Total	$2,289	$32,727

Marketing and Support Payments

The Advisor, out of its own resources and without additional cost to the Funds or its shareholders, may provide cash payments or other compensation to certain financial intermediaries who sell shares of the Fund. These payments are in addition to other fees described in the Funds’ Prospectus and this SAI, and are generally provided for shareholder services or marketing support. Payments for marketing support are typically for inclusion of a Fund on sales lists, including electronic sales platforms. Investors may wish to take these payments into account when considering and evaluating recommendations to purchase shares of the Funds.

Portfolio Transactions and Brokerage

Pursuant to the Advisory Agreement or Sub-Advisory Agreement, the Advisor or Sub-Advisor determines which securities are to be purchased and sold by each Fund and which broker-dealers are eligible to execute each Fund’s portfolio transactions. The purchases and sales of securities in the over-the-counter market will generally be executed by using a broker for the transaction.

Purchases of portfolio securities for a Fund also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) that specialize in the types of securities which a Fund will be holding unless better executions are available elsewhere. Dealers and underwriters usually act as principals for their own accounts. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

In placing portfolio transactions, the Advisor or Sub-Advisor will use reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the broker-dealer involved, the risk in positioning the block of securities, and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers which furnish or supply research and statistical information to the Advisor or Sub-Advisor that they may lawfully and appropriately use in their investment advisory capacities, as well as provide other services in addition to execution services. The Advisor or Sub-Advisor considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Advisory Agreement or Sub-Advisory Agreement with the Funds, to be useful in varying degrees, but of indeterminable value.

While it is each Fund’s general policy to seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund, weight is also given to the ability of a broker-dealer to furnish brokerage and research services as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended, to the Fund or to the Advisor or Sub-Advisor, even if the specific services are not directly useful to the Funds and may be useful to the Advisor or Sub-Advisor in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, a Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Advisor or Sub-Advisor to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Advisor’s or Sub-Advisor’s overall responsibilities to each Fund.

Investment decisions for each Fund are made independently from those of other client accounts that may be managed or advised by the Advisor or Sub-Advisor. Nevertheless, it is possible that at times, identical securities will be acceptable for both a Fund and one or more of such client accounts. In such event, the position of the Fund and such client accounts in the same issuer may vary and the holding period may likewise vary. However, to the extent any of these client accounts seek to acquire the same security as a Fund at the same time, the Fund may not be able to acquire as large a position in such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, a Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time as the Advisor’s or Sub-Advisor’s other client accounts.

The Funds do not effect securities transactions through brokers in accordance with any formula, nor do they effect securities transactions through brokers for selling shares of the Funds. However, broker-dealers who execute brokerage transactions may effect purchase of shares of the Funds for their customers. The brokers may also supply the Fund with research, statistical and other services.

The Predecessor Funds paid the following brokerage commissions for the periods indicated:

Brokerage Commissions
AXS Alternative Value Fund
For the Fiscal Year Ended June 30, 2020	$7,462
For the Fiscal Year Ended June 30, 2019	$2,672
For the Fiscal Year Ended June 30, 2018	$3,578
AXS Market Neutral Fund
For the Fiscal Year Ended June 30, 2020	$65,904
For the Fiscal Year Ended June 30, 2019	$60,554
For the Fiscal Period October 1, 2017 – June 30, 2018*	$28,321

*	On April 25, 2018, the fiscal year end for the AXS Market Neutral Fund changed to June 30th.

Holdings of Securities of the Funds’ Regular Brokers and Dealers

From time to time, a Fund may acquire and hold securities issued by its “regular brokers or dealers” or the parents of those brokers or dealers. “Regular brokers or dealers” (as such term is defined in the 1940 Act) of a Fund are the ten brokers or dealers that, during the most recent fiscal year, (i) received the greatest dollar amounts of brokerage commissions from the Fund’s portfolio transactions, (ii) engaged as principal in the largest dollar amounts of the portfolio transactions of the Fund, or (iii) sold the largest dollar amounts of the Fund’s shares. The Predecessor Funds did not hold any securities of any “regular brokers or dealers” during the fiscal year ended June 30, 2020.

Portfolio Turnover

Although the Funds generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, as applicable, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. To the extent net short-term capital gains are realized, any distributions resulting from such gains will generally be taxed at ordinary income tax rates for federal income tax purposes.

The Predecessor Funds’ portfolio turnover rates were as follows for the periods indicated.

	Fiscal Year Ended
	June 30, 2019	June 30, 2020
AXS Alternative Value Fund	64%	74%
AXS Market Neutral Fund	159%	137%

Proxy Voting Policy

The Board has adopted Proxy Voting Policies and Procedures (the “Trust Policies”) on behalf of the Trust, which delegates the responsibility for voting each Fund’s proxies to the Sub-Advisor, as applicable, subject to the Board’s continuing oversight. The Trust Policies require that the Sub-Advisor vote proxies received in a manner consistent with the best interests of the Fund. The Trust Policies also require the Sub-Advisor to present to the Board, at least annually, the Sub-Advisor’s Proxy Voting Policies and Procedures (“Sub-Advisor’s Policies”) and a record of each proxy voted by the Sub-Advisor on behalf of each Fund, including a report on the resolution of all proxies identified by the Sub-Advisor as involving a conflict of interest. See Appendix B for the Sub-Advisor’s Proxy Policies and Procedures and the Trust Policies. The Trust Policies and Sub-Advisor’s Policies are intended to serve as guidelines and to further the economic value of each security held by the Funds. The Trust’s CCO will review the Trust Policies and the Sub-Advisor Policies annually. Each proxy will be considered individually, taking into account the relevant circumstances at the time of each vote.

If a proxy proposal raises a material conflict between the Sub-Advisor’s interests and a Fund’s interests, the Sub-Advisor will resolve the conflict by following the policy guidelines or the recommendation of an independent third party.

Each Fund is required to annually file Form N-PX, which lists the Fund’s complete proxy voting record for the 12-month period ended June 30 of each year. Once filed, the Fund’s proxy voting record will be available without charge, upon request, by calling toll-free 1-833-AXS-ALTS (1-833-297-2587) and on the SEC’s web site at www.sec.gov.

Anti-Money Laundering Program

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In order to ensure compliance with this law, the Program provides for the development and implementation of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Funds’ Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Assets Control (“OFAC”), and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

Portfolio Holdings Information

The Funds have adopted policies and procedures regarding disclosure of portfolio holdings information (the “Disclosure Policy”). The Board of Trustees determined that the adoption of the Disclosure Policy, including the disclosure permitted therein, was in the best interests of the Funds. The Disclosure Policy applies to the Funds, Advisor, Sub-Advisor and other internal parties involved in the administration, operation or custody of the Funds, including, but not limited to UMBFS, MFAC, the Board of Trustees, counsel to the Trust, Morgan Lewis, and the Funds’ independent registered public accounting firm, Tait Weller, and ICE Data Services which assists each Fund with classifying its holdings pursuant to its liquidity risk management program (collectively, the “Service Providers”). Pursuant to the Disclosure Policy, non-public information concerning a Fund’s portfolio holdings may be disclosed to its Service Providers only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the fiduciary duties owed by the Fund and the Advisor and the Sub-Advisor to the Fund’s shareholders. The Funds and their Service Providers may not receive compensation or any other consideration (which includes any agreement to maintain assets in a Fund or in other investment companies or accounts managed by the Advisor, Sub-Advisor or any affiliated persons of the Advisor or the Sub-Advisor) in connection with the disclosure of portfolio holdings information of the Funds. The Funds’ Policy is implemented and overseen by the CCO of the Trust, subject to the oversight of the Board of Trustees. Periodic reports regarding these procedures will be provided to the Trust’s Board.

Portfolio holdings information will be deemed public when it has been (1) posted to the Funds’ public website (www.axsinvestments.com) or (2) disclosed in periodic regulatory filings on the SEC’s website (www.sec.gov). Management of the Funds may make publicly available its portfolio holdings on the Fund’s public website no earlier than five days after the date of such information (e.g., information as of January 31 may be made available no earlier than February 5).

Non-Public Portfolio Holdings Information Policy. All portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is considered non-public portfolio holdings information for the purposes of the Disclosure Policy. Pursuant to the Disclosure Policy, the Funds or their Service Providers may disclose non-public portfolio holdings information to certain third parties who fall within pre-authorized categories on a daily basis, with no lag time unless otherwise specified below. These third parties include: (i) the Funds’ Service Providers and others who need access to such information in the performance of their contractual or other duties and responsibilities to the Funds (e.g., custodians, accountants, the Advisor, Sub-Advisor, administrators, attorneys, officers and Trustees) and who are subject to duties of confidentiality imposed by law or contract, (ii) brokers who execute trades for the Funds, (iii) evaluation service providers (as described below) and (iv) shareholders receiving in-kind redemptions (as described below).

Evaluation Service Providers. These third parties include mutual fund evaluation services, such as Morningstar, Inc. and Lipper, Inc. if the Funds have a legitimate business purpose for disclosing the information, provided that the third party expressly agrees to maintain the non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information. Subject to the terms and conditions of any agreement between the Funds or their authorized service providers and the third party, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which the Funds’ non-public portfolio holdings information is released, and no lag period shall apply. In addition, persons who owe a duty of trust or confidence to the Funds or their Service Providers (such as legal counsel) may receive non-public portfolio holdings information without entering into a non-disclosure agreement.

Shareholder In-Kind Distributions. A Fund may, in certain circumstances, pay redemption proceeds to a shareholder by an in-kind distribution of portfolio securities (instead of cash). In such circumstances, pursuant to the Disclosure Policy, Fund shareholders may receive a complete listing of the portfolio holdings of the Fund up to seven (7) calendar days prior to making the redemption request provided that they represent orally or in writing that they agree to maintain the confidentiality of the portfolio holdings information and not to trade portfolio securities based on the non-public holdings information.

Other Entities. Pursuant to the Disclosure Policy, the Funds, the Advisor or the Sub-Advisor may disclose non-public portfolio holdings information to a third party who does not fall within the pre-approved categories, and who are not executing broker-dealers; however, prior to the receipt of any non-public portfolio holdings information by such third party, the recipient must have entered into a non-disclosure agreement and the disclosure arrangement must have been approved by the CCO of the Trust. The CCO will report to the Board of Trustees on a quarterly basis regarding any recipients of non-public portfolio holdings information approved pursuant to this paragraph. There are no other ongoing arrangements as of the date of this SAI.

The Advisor, Sub-Advisor and their affiliates may provide investment advice to clients other than the Funds that have investment objectives that may be substantially similar to those of the Funds. These clients also may have portfolios consisting of holdings substantially similar to those of the Funds and generally have access to current portfolio holdings information for their accounts. These clients do not owe the Advisor, Sub-Advisor or the Funds a duty of confidentiality with respect to disclosure of their portfolio holdings.

Current Arrangements Regarding Disclosure of Portfolio Holdings As of the date of this SAI, the Trust or the Funds have on-going business arrangements with the following entities which involve making portfolio holdings information available to such entities as an incidental part of the services they provide to the Trust: (i) AXS Investments, LLC, the Advisor, the Sub-Advisor, MFAC and UMBFS (the Co-Administrators) and UMB Bank, N.A. (the Custodian), pursuant to investment management, administration and custody agreements, respectively, under which the Funds’ portfolio holdings information is provided daily on a real-time basis(i.e., with no time lag); (ii) Tait Weller (independent registered public accounting firm) Morgan Lewis (attorneys) to which the Funds provide portfolio holdings information on a regular basis with varying lag times after the date of the information, under which the Fund’s portfolio holdings information is provided daily with no time lag; (iii) Practical Computer Application to which MFAC provides the Trust’s portfolio holdings information on a daily basis for programming and database hosting services in connection with MFAC’s administrative services to the Trust;; (iv) Donnelley Financial Solutions to whom the Trust provides portfolio holdings information on a monthly basis in connection with the filings of Form N-PORT; (v) ICE Data Services, which assists the Fund with classifying its holdings pursuant to its liquidity risk management program, to which the Trust provides portfolio holdings information on a monthly basis with a one- to ten-day time lag; and (vi) Morningstar, Inc., Lipper Inc., Refinitiv, Thomson Financial, Vickers Stock Research Corporation, and Bloomberg L.P., to which the Funds’ portfolio holdings information is provided quarterly after the end of the previous fiscal quarter, with a 60-day time lag and no earlier than the date such information is filed on the SEC’s EDGAR system on Form N-PORT (for the first and third fiscal quarters) or the Annual or Semi-Annual Report is mailed to shareholders (for the second and fourth fiscal quarters), as applicable.

Determination of Net Asset Value

The NAVs of each Fund’s shares will fluctuate and are determined as of 4:00 p.m. Eastern Time, the normal close of regular trading on the New York Stock Exchange (the “NYSE”) on each day the NYSE is open for trading. The NAVs may be calculated earlier if permitted by the SEC. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open for the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement.

The NAV of each class of each Fund is computed by dividing (a) the difference between the value of the Fund’s securities, cash and other assets and the amount of the Fund’s expenses and liabilities attributable to the class by (b) the number of shares outstanding in that class (assets – liabilities / # of shares = NAV). Each NAV takes into account all of the expenses and fees of that class of a Fund, including management fees and administration fees, which are accrued daily.

Net Assets	=	NAV
Shares Outstanding

Generally, a Fund’s investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Advisor, Sub-Advisor and the Trust’s Valuation Committee pursuant to procedures approved by or under the direction of the Board. Pursuant to those procedures, the Board considers, among other things: 1) the last sale price on the securities exchange, if any, on which a security is primarily traded; 2) the mean between the bid and ask prices; 3) price quotations from an approved pricing service (which use information provided by market makers or estimates of market value based on similar securities), and 4) other factors as necessary to determine a fair value under certain circumstances.

A Fund’s securities which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and ask prices.

Pricing services generally value debt securities assuming orderly transactions of an institutional round lot size, but such securities may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots.

Securities that are traded on more than one exchange are valued on the exchange determined by the Sub-Advisor to be the primary market. Securities primarily traded in the National Association of Securities Dealers Automated Quotation (“NASDAQ”), National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has not been any sale on such day, at the mean between the bid and ask prices. Over-the-counter (“OTC”) securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price.

Stocks that are “thinly traded” or events occurring when a foreign market is closed but the NYSE is open (for example, the value of a security held by a Fund has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded) may create a situation in which a market quote would not be readily available. When a market quote is not readily available, the security’s value is based on “fair value” as determined by procedures adopted by the Board. The Board will periodically review the reliability of the Funds’ fair value methodology. A Fund may hold portfolio securities such as those traded on foreign securities exchanges that trade on weekends or other days when the Funds’ shares are not priced. Therefore, the value of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem shares.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, are amortized to maturity based on their cost to a Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

All other assets of the Funds are valued in such manner as the Board in good faith deems appropriate to reflect as their fair value.

Purchase and Redemption of Fund Shares

Detailed information on the purchase and redemption of shares is included in the Funds’ Prospectus. Shares of each Fund are sold at the next offering price calculated after receipt of an order for purchase. In order to purchase shares of a Fund, you must invest the initial minimum investment for the relevant class of shares. However, each Fund reserves the right, in its sole discretion, to waive the minimum initial investment amount for certain investors, or to waive or reduce the minimum initial investment for 401(k) plans or other tax-deferred retirement plans. You may purchase shares on any day that the NYSE is open for business by placing orders with the Fund.

Each Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Fund or its shareholders and could adversely affect the Fund or its operations. This includes those from any individual or group who, in a Fund’s view, is likely to engage in or has a history of excessive trading (usually defined as more than four round-trip transactions out of a Fund within a calendar year). Furthermore, the Trust may suspend the right to redeem its shares or postpone the date of payment upon redemption for more than seven calendar days (i) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (ii) for any period during which an emergency exists affecting the sale by a Fund of securities or making such sale or the fair determination of the value of a Fund’s net assets not reasonably practicable; or (iii) for such other periods as the SEC may permit for the protection of a Fund’s shareholders. In addition, if shares are purchased using a check and a redemption is requested before the check has cleared, a Fund may postpone payment of your redemption proceeds up to 15 days while the Fund waits for the check to clear.

Redemptions In-Kind

The Trust has filed an election under SEC Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (the lesser of (i) $250,000 or (ii) 1% of each Fund’s assets). Each Fund has reserved the right to pay the redemption price of its shares in excess of the amounts specified by the rule, either totally or partially, by a distribution in-kind of portfolio securities (instead of cash). The securities so distributed would be valued at the same amounts as those assigned to them in calculating the NAV for the Fund shares being redeemed. If a shareholder receives a distribution in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash.

No Fund intends to hold any significant percentage of its portfolio in illiquid securities, although each Fund, like virtually all mutual funds, may from time to time hold a small percentage of securities that are illiquid. In the unlikely event a Fund were to elect to make an in-kind redemption, each Fund expects that it would follow the normal protocol of making such distribution by way of a pro rata distribution based on its entire portfolio. If a Fund held illiquid securities, such distribution may contain a pro rata portion of such illiquid securities or the Fund may determine, based on a materiality assessment, not to include illiquid securities in the in-kind redemption. No Fund anticipates that it would ever selectively distribute a greater than pro rata portion of any illiquid securities to satisfy a redemption request. If such securities are included in the distribution, shareholders may not be able to liquidate such securities and may be required to hold such securities indefinitely. Shareholders’ ability to liquidate such securities distributed in-kind may be restricted by resale limitations or substantial restrictions on transfer imposed by the issuers of the securities or by law. Shareholders may only be able to liquidate such securities distributed in-kind at a substantial discount from their value, and there may be higher brokerage costs associated with any subsequent disposition of these securities by the recipient.

Federal Income Tax Matters

The following is a summary of certain material U.S. federal (and, where noted, state and local) income tax considerations affecting each Fund and its shareholders. The discussion is very general. Current and prospective shareholders are therefore urged to consult their own tax advisors with respect to the specific federal, state, local and foreign tax consequences of investing in a Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

Legislation commonly known as the Tax Cuts and Jobs Act (the “Tax Act”) made significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and only apply to taxable years beginning after December 31, 2017 and before January 1, 2026. The application of certain provisions of the Tax Act is uncertain, and the changes to the Code that the Tax Act enacted may have direct or indirect effects on a Fund, its investments, or its shareholders that cannot readily be predicted. In addition, legislative, regulatory, or administrative changes to, or in respect of the application of, the Tax Act could be enacted or promulgated at any time, either prospectively or with retroactive effect. You are urged to consult your own tax advisor regarding how the Tax Act affects your investment in the Fund.

Each Fund is treated as a separate entity from other series of the Trust for federal income tax purposes. Each Fund has elected to be, and intends to qualify each year for treatment as, a “regulated investment company” under Subchapter M of the Code by complying with all applicable requirements of the Code, including, among other things, requirements as to the sources of the Fund’s income, diversification of the Fund’s assets and timing of Fund distributions. To so qualify, a Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income) (collectively, “qualifying income”); (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested, including through corporations in which a Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, in the securities (other than the securities of other regulated investment companies) of any two or more issuers that a Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships”; and (c) distribute an amount equal to the sum of at least 90% of its investment company taxable income (computed without regard to the dividends-paid deduction) and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by a Fund after the close of its taxable year that are treated as made during such taxable year).

Income derived from direct investments in commodities is not “qualifying income.” In addition, the IRS has issued a revenue ruling concluding that income and gains from certain commodity-linked derivatives do not constitute “qualifying income.” It is possible that a Fund will from time to time make investments in commodities and commodity-linked derivatives directly, and therefore it is possible that some of the Fund’s income will not constitute “qualifying income.” The IRS has indicated in another revenue ruling that income from certain instruments, such as certain structured notes, that create commodity exposure may constitute “qualifying income.” To the extent necessary for it to qualify as a regulated investment company, each Fund generally intends to limit its investments in commodities and commodity-linked derivatives to those that it expects will generate qualifying income.

The tax treatment of a Fund’s investment in commodity interests could also be adversely affected by future legislation or Treasury regulations. If income derived by a Fund from its investments in commodity interests does not constitute “qualifying income,” the Fund may not be able to qualify as a regulated investment company under the Code; in that case, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gain, even if such income were distributed to its shareholders, and all distributions out of earnings and profits would be taxed to shareholders as dividend income. If future legislation, Treasury regulations or IRS guidance further limits a Fund’s ability to treat its income from its investments in commodity interests as “qualifying income,” the Fund and the Advisor will consider what action to take, including potentially liquidating the Fund.

As a regulated investment company, a Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders provided that it satisfies a minimum distribution requirement. In order to also avoid liability for a non-deductible federal excise tax, a Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least the sum of (i) 98% of its ordinary income for such year, (ii) 98.2% of the excess of its realized capital gains over its realized capital losses for the 12-month period generally ending on October 31 during such year and (iii) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal income tax. A Fund will be subject to income tax at the regular corporate tax rate on any taxable income or gains that it does not distribute to its shareholders. Each Fund’s policy is to distribute to its shareholders all investment company taxable income (determined without regard to the deduction for dividends paid) and any net capital gain (the excess of net long-term capital gain over net short-term capital loss) for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes.

If, for any taxable year, a Fund were to fail to qualify as a regulated investment company or were to fail to meet certain minimum distribution requirements under the Code, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, a Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net capital gain, would be taxable to shareholders as ordinary dividend income for federal income tax purposes. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a Fund were to fail to qualify as a regulated investment company in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Under certain circumstances, a Fund may be able to cure a failure to qualify as a regulated investment company, but in order to do so the Fund might incur significant Fund-level taxes and might be forced to dispose of certain assets. If a Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a regulated investment company in a subsequent year.

Shareholders generally will be subject to federal income taxes on distributions made by a Fund whether paid in cash or additional shares. Distributions of net investment income (including interest, dividend income and net short-term capital gain in excess of any net long-term capital loss, less certain expenses), other than qualified dividend income, will be taxable to shareholders as ordinary income. Distributions of qualified dividend income, generally will be taxed to non-corporate shareholders at the federal income tax rates applicable to net capital gain, provided the Fund reports the amount distributed as qualified dividend income.

In general, dividends may be reported by a Fund as qualified dividend income if they are attributable to qualified dividend income received by the Fund. Qualified dividend income generally means dividend income received from a Fund’s investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations, provided that certain holding period and other requirements are met by both the Fund and its shareholders. If 95% or more of a Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income.

A foreign corporation is treated as a qualified foreign corporation for this purpose if it is incorporated in a possession of the United States or it is eligible for the benefits of certain income tax treaties with the United States and meets certain additional requirements. Certain foreign corporations that are not otherwise qualified foreign corporations will be treated as qualified foreign corporations with respect to dividends paid by them if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Passive foreign investment companies are not qualified foreign corporations for this purpose. Dividends received by a Fund from REITs generally do not qualify for treatment as qualified dividend income.

Dividends paid by a Fund may qualify in part for the dividends-received deduction available to corporate shareholders, provided the Fund reports the amount distributed as a qualifying dividend and certain holding period and other requirements under the Code are satisfied. The reported amount, however, cannot exceed the aggregate amount of qualifying dividends received by the Fund for its taxable year. Eligibility for qualified dividend income treatment and the dividends-received deduction may be reduced or eliminated if, among other things, (i) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (ii) certain holding period requirements are not satisfied at both the Fund and shareholder levels. In addition, qualified dividend income treatment is not available if a shareholder elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest.

If a Fund receives a dividend (other than a capital gain dividend) in respect of any share of REIT stock with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend, then Fund dividends attributable to that REIT dividend income (as reduced by certain fund expenses) may be reported by the Fund as eligible for the 20% deduction for “qualified REIT dividends” generally available to noncorporate shareholders under the Code. In order to qualify for this deduction, noncorporate shareholders must meet minimum holding period requirements with respect to their Fund shares.

Distributions of net capital gain, if any, that a Fund reports as capital gain dividends will be taxable to non-corporate shareholders as long-term capital gain without regard to how long a shareholder has held shares of the Fund. A Fund may retain certain amounts of capital gains and designate them as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amounts so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on those undistributed amounts against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their federal income tax basis in their shares by an amount equal to the excess of the amounts of undistributed net capital gain included in their respective income over their respective income tax credits.

Distributions in excess of earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of the shareholder’s basis in his or her Fund shares. A distribution treated as a return of capital will reduce the shareholder’s basis in his or her shares, which will result in an increase in the amount of gain (or a decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on a later sale of such shares. After the shareholder’s basis is reduced to zero, any distributions in excess of earnings and profits will be treated as a capital gain, assuming the shareholder holds his or her shares as capital assets.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, interest, dividends and certain capital gains (among other categories of income) are generally taken into account in computing a shareholder’s net investment income.

Certain tax-exempt educational institutions are subject to a 1.4% tax on net investment income. For these purposes, certain dividends and capital gain distributions, and certain gains from the disposition of Fund shares (among other categories of income), are generally taken into account in computing a shareholder’s net investment income.

Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable for federal income tax purposes as if received on December 31 of the calendar year in which declared. Distributions are includable in alternative minimum taxable income in computing a shareholder's liability for the federal alternative minimum tax, which is imposed on individual taxpayers under the Code. In addition, certain distributions made after the close of a taxable year of a Fund may be “spilled back” and treated for certain purposes as paid by the Fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a regulated investment company’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the regulated investment company when they are actually paid.

A redemption of Fund shares may result in recognition of a taxable gain or loss. The gain or loss will generally be treated as a long-term capital gain or loss if the shares are held for more than one year, and as a short-term capital gain or loss if the shares are held for one year or less. Any loss realized upon a redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such six-month period. Any loss realized upon a redemption may be disallowed under certain wash sale rules to the extent shares of the same Fund or substantially identical stock or securities are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the redemption.

If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the Internal Revenue Service (the “IRS”) a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is so reportable does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.

A Fund's transactions in options and other similar transactions, such as futures, may be subject to special provisions of the Code that, among other things, affect the character of any income realized by the Fund from such investments, accelerate recognition of income to the Fund, defer Fund losses, affect the holding period of the Fund's securities, affect whether distributions will be eligible for the dividends-received deduction or be treated as qualified dividend income and affect the determination of whether capital gain and loss is characterized as long-term or short-term capital gain or loss. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions may also require a Fund to "mark-to-market" certain types of the positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding U.S. federal income and excise taxes. The Funds will monitor these transactions and will make the appropriate entries in its books and records, and if a Fund deems it advisable, will make appropriate elections if available in order to mitigate the effect of these rules, prevent disqualification of the Fund as a regulated investment company and minimize the imposition of U.S. federal income and excise taxes.

The Funds’ transactions in broad based equity index futures contracts, exchange-traded options on such indices and certain other futures contracts are generally considered "Section 1256 contracts" for federal income tax purposes. Any unrealized gains or losses on such Section 1256 contracts are treated as though they were realized at the end of each taxable year. The resulting gain or loss is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss recognized on actual sales of Section 1256 contracts is treated in the same manner. As noted above, distributions of net short-term capital gain are taxable to shareholders as ordinary income while distributions of net long-term capital gain are taxable to shareholders as long-term capital gain, regardless of how long the shareholder has held shares of the Fund.

A Fund's entry into a short sale transaction, an option or certain other contracts, such as futures, could be treated as the constructive sale of an appreciated financial position, causing the Fund to realize gain, but not loss, on the position.

If a Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income to shareholders to avoid federal income and excise taxes. Therefore, the Fund may have to sell portfolio securities (potentially under disadvantageous circumstances) to generate cash, or may have to undertake leverage by borrowing cash, to satisfy these distribution requirements. Dispositions of portfolio securities may result in additional gains and additional distribution requirements.

If a Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount, unless the Fund elects to include the market discount in income as it accrues as discussed above. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond).

The Funds may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes in some cases. So long as the Fund qualifies for treatment as a regulated investment company and incurs “qualified foreign taxes,” if more than 50% of its net assets at the close of its taxable year consist of stock or securities of foreign corporations, which for this purpose may include obligations of foreign governmental issuers, the Fund may elect to "pass through" to its shareholders the amount of such foreign taxes paid. If this election is made, information with respect to the amount of the foreign income taxes that are allocated to the Fund's shareholders will be provided to them and any shareholder subject to tax on dividends will be required (i) to include in ordinary gross income (in addition to the amount of the taxable dividends actually received) his/her proportionate share of the foreign taxes paid that are attributable to such dividends; and (ii) either to deduct his/her proportionate share of such foreign taxes in computing his/her taxable income or to claim that amount as a foreign tax credit (subject to applicable limitations) against U.S. income taxes.

Shareholders who do not itemize deductions for U.S. federal income tax purposes will not be able to deduct their pro rata portion of qualified foreign taxes paid by the Fund, although such shareholders will be required to include their shares of such taxes in gross income if the Fund makes the election described above. Qualified foreign taxes generally include taxes that would be treated as income taxes under U.S. tax regulations but do not include most other taxes, such as stamp taxes, securities transaction taxes, and similar taxes. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability.

If a Fund makes the election to pass through qualified foreign taxes and a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken that the shareholder’s taxable income from foreign sources (but not in excess of the shareholder’s entire taxable income) bears to his entire taxable income. For this purpose, long-term and short-term capital gains a Fund realizes and distributes to shareholders will generally not be treated as income from foreign sources in their hands, nor will distributions of certain foreign currency gains subject to Section 988 of the Code or of any other income realized by the Fund that is deemed, under the Code, to be U.S. source income in the hands of the Fund. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which may have different effects depending upon each shareholder’s particular tax situation, certain shareholders may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. If the Fund does make the election, it will provide required tax information to shareholders. The Fund generally may deduct any foreign taxes that are not passed through to its shareholders in computing its income available for distribution to shareholders to satisfy applicable tax distribution requirements. Under certain circumstances, if the Fund receives a refund of foreign taxes paid in respect of a prior year, the value of the Fund’s shares could be affected, or any foreign tax credits or deductions passed through to shareholders in respect of the Fund’s foreign taxes for the current year could be reduced.

Foreign exchange gains or losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains or losses to be treated as ordinary gain or loss and may affect the amount, timing and character of distributions to shareholders.

A Fund may purchase the securities of certain foreign companies treated as passive foreign investment companies for federal income tax purposes (“PFIC”). PFICs may be the only or primary means by which the Fund may invest in some countries. If a Fund invests in equity securities of PFICs, it may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such securities even if such income is distributed as a taxable dividend to shareholders. Additional charges in the nature of interest may be imposed on the Fund with respect to deferred taxes arising from such distributions or gains. Capital gains on the sale of such holdings will be deemed to be ordinary income regardless of how long such PFICs are held. A “qualified electing fund” election or a “mark to market” election may generally be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain (subject to the distribution requirements applicable to regulated investment companies, as described above) without the concurrent receipt of cash. In order to satisfy the distribution requirements and avoid a tax on a Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. In order for a Fund to make a qualified electing fund election with respect to a PFIC, the PFIC would have to agree to provide certain tax information to the Fund on an annual basis, which it might not agree to do. A Fund may limit and/or manage its holdings in PFICs to limit its tax liability or maximize its return from these investments. The Fund may limit and/or manage its holdings in PFICs to limit its tax liability or maximize its return from these investments.

If a sufficient percentage of the interests in a foreign issuer are held by the Fund, independently or together with certain other U.S. persons, that issuer may be treated as a “controlled foreign corporation” (a “CFC”) with respect to each Fund, in which case a Fund will be required to take into account each year, as ordinary income, its share of certain portions of that issuer’s income, whether or not such amounts are distributed. A Fund may have to dispose of its portfolio securities (potentially resulting in the recognition of taxable gain or loss, and potentially under disadvantageous circumstances) to generate cash, or may have to borrow the cash, to meet its distribution requirements and avoid Fund-level taxes. In addition, some Fund gains on the disposition of interests in such an issuer may be treated as ordinary income. Each Fund may limit and/or manage its holdings in issuers that could be treated as CFCs in order to limit its tax liability or maximize its after-tax return from these investments.

The law with respect to the taxation of non-U.S. entities treated as corporations for U.S. federal income tax purposes and the individuals and entities treated as their shareholders changed under legislation enacted in late 2017. If a Fund owned 10% or more the voting power of a foreign entity treated as a corporation for U.S. federal income tax purposes for the last tax year of the foreign entity beginning before January 1, 2018, the Fund may be required to include in its income its share of certain deferred foreign income of that foreign entity. Under those circumstances, the Fund may be able to make an election for such amounts to be included in income over eight years. Any income included under this rule may have to be distributed to satisfy the distribution requirements referred to above even though the Fund may receive no corresponding cash amounts, and even though shareholders derived no economic benefit from the foreign entity’s deferred income.

Non-U.S. persons are subject to U.S. tax on disposition of a “United States real property interest” (a “USRPI”). Gain on such a disposition is sometimes referred to as “FIRPTA gain.” The Code provides a look-through rule for distributions of “FIRPTA gain” if certain requirements are met. If the look-through rule applies, certain distributions attributable to income received by a Fund, e.g., from REITs, may be treated as gain from the disposition of a USRPI, causing distributions to be subject to U.S. withholding tax at rates of up to 21%, and require non-U.S. shareholders to file nonresident U.S. income tax returns.

The Funds are required to withhold (as “backup withholding”) a portion of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions and exchanges or repurchases of Fund shares, paid to shareholders who have not complied with certain IRS regulations. The backup withholding rate is currently 24%. In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must certify on IRS Forms W-9 or on certain other documents, that the Social Security Numbers or other Taxpayer Identification Numbers they provide are their correct numbers and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The Fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that a number provided is incorrect or that backup withholding is applicable as a result of previous underreporting of interest or dividend income.

Ordinary dividends and certain other payments made by a Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate (or a lower rate as may be determined in accordance with any applicable treaty). In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or similar form certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate).

The 30% withholding tax described in the preceding paragraph generally will not apply to distributions of net capital gain, to redemption proceeds, or to dividends that a Fund reports as (a) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain.” “Qualified net interest income” is the Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of the Fund for the taxable year over its net long-term capital loss, if any. In order to qualify for an exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or other applicable form). Backup withholding will not be applied to payments that are subject to this 30% withholding tax.

Unless certain non-U.S. entities that hold Fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to the Fund’s dividends payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the United States and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

This discussion and the related discussion in the Prospectus have been prepared by management of the Funds, and counsel to the Trust has expressed no opinion in respect thereof.

Shareholders and prospective shareholders of the Funds should consult their own tax advisors concerning the effect of owning shares of a Fund in light of their particular tax situations.

Dividends and Distributions

Each Fund will receive income in the form of dividends and interest earned on its investments in securities. This income, less the expenses incurred in its operations, is the Fund’s net investment income, substantially all of which will be declared as dividends to the Fund’s shareholders.

The amount of income dividend payments by a Fund is dependent upon the amount of net investment income received by the Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board. The Funds do not pay “interest” or guarantee any fixed rate of return on an investment in its shares.

The Funds also may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Any net gain a Fund may realize from transactions involving investments held for less than the period required for long-term capital gain or loss recognition or otherwise producing short-term capital gains and losses (taking into account any available carryover of capital losses), although a distribution from capital gains, will be distributed to shareholders with and as a part of the income dividends paid by the Fund and will be taxable to shareholders as ordinary income for federal income tax purposes. If during any year a Fund realizes a net gain on transactions involving investments held for more than the period required for long-term capital gain or loss recognition or otherwise producing long-term capital gains and losses, the Fund will have a net long-term capital gain. After deduction of the amount of any net short-term capital loss, the balance (to the extent not offset by any capital losses available to be carried over) generally will be distributed and treated as long-term capital gains in the hands of the shareholders regardless of the length of time the Fund’s shares may have been held by the shareholders. For more information concerning applicable capital gains tax rates, see your tax advisor.

Any dividend or distribution paid by a Fund reduces the Fund’s NAV on the date paid by the amount of the dividend or distribution per share. Accordingly, a dividend or distribution paid shortly after a purchase of shares by a shareholder will generally be taxable, even if it effectively represents a partial return of the shareholder’s capital.

Dividends and other distributions will be made in the form of additional shares of a Fund unless the shareholder has otherwise indicated. Investors have the right to change their elections with respect to the reinvestment of dividends and distributions by notifying the Transfer Agent in writing, but any such change will be effective only as to dividends and other distributions for which the record date is seven or more business days after the Transfer Agent has received the written request.

A Fund’s investments in partnerships, if any, including in qualified publicly traded partnerships, may result in that Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

General Information

Investment Managers Series Trust II is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on August 20, 2013. The Trust has a number of outstanding series of shares of beneficial interest, each of which represents interests in a separate portfolio of securities.

The Trust’s Declaration of Trust permits the Trustees to create additional series of shares, to issue an unlimited number of full and fractional shares of beneficial interest of each series, including the Fund, and to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the series. The assets belonging to a series are charged with the liabilities in respect of that series and all expenses, costs, charges and reserves attributable to that series only. Therefore, any creditor of any series may look only to the assets belonging to that series to satisfy the creditor’s debt. Any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as pertaining to any particular series are allocated and charged by the Trustees to and among the existing series in the sole discretion of the Trustees. Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share. Upon the Fund’s liquidation, all shareholders would share pro rata in the net assets of the Fund available for distribution to shareholders.

The Trust may offer more than one class of shares of any series. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class.

The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. Shares issued do not have pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular series or class, such as the approval of distribution plans for a particular class.

The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Board, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more trustees. Shareholders also have, in certain circumstances, the right to remove one or more trustees without a meeting. No material amendment may be made to the Trust’s Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment.

The Trust’s Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series or class, a shareholder servicing agent may vote any shares as to which such shareholder servicing agent is the agent of record for shareholders who are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of that portfolio otherwise represented at the meeting in person or by proxy as to which such shareholder servicing agent is the agent of record. Any shares so voted by a shareholder servicing agent will be deemed represented at the meeting for purposes of quorum requirements. Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Board recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series’ or class’ outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board by written notice to the series’ or class’ shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.

Shareholders may send communications to the Board. Shareholders should send communications intended for the Board by addressing the communications to the Board, in care of the Secretary of the Trust and sending the communication to 2220 E. Route 66, Suite 226, Glendora, California 91740. A shareholder communication must (i) be in writing and be signed by the shareholder, (ii) provide contact information for the shareholder, (iii) identify the Fund to which it relates, and (iv) identify the class and number of shares held by the shareholder. The Secretary of the Trust may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Trust or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Fund or is otherwise immaterial in nature. Other shareholder communications received by the Funds not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

The Declaration of Trust provides that no Trustee or officer of the Trust shall be subject to any personal liability in connection with the assets or affairs of the Trust or any of its series except for losses in connection with his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust has also entered into an indemnification agreement with each Trustee which provides that the Trust shall advance expenses and indemnify and hold harmless the Trustee in certain circumstances against any expenses incurred by the Trustee in any proceeding arising out of or in connection with the Trustee's service to the Trust, to the maximum extent permitted by the Delaware Statutory Trust Act, the 1933 Act and the 1940 Act, and which provides for certain procedures in connection with such advancement of expenses and indemnification.

The Trust’s Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents covering possible tort and other liabilities.

The Declaration of Trust does not require the issuance of stock certificates. If stock certificates are issued, they must be returned by the registered owners prior to the transfer or redemption of shares represented by such certificates.

Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in the rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

The Trust, the Advisor and the Sub-Advisor each have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit, subject to certain conditions, personnel of each of those entities to invest in securities that may be purchased or held by each Fund.

Financial Statements

The Trust’s independent registered public accounting firm, Tait Weller, will audit and report on the Funds’ annual financial statements. The financial statements include the “Portfolio of Investments”, “Statement of Assets and Liabilities”, “Statement of Operations”, “Statements of Changes in Net Assets”, “Financial Highlights” and “Notes to Financial Statements”. Each Fund has adopted the financial statements of the Predecessor Fund. Those financial statements were audited by the Predecessor Funds’ independent registered public accounting firm.

Appendix A
Description of Securities Ratings

Corporate Bonds (Including Convertible Bonds)

Moody’s

Aaa Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high credit risk.

Caa Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery.

C Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P

AAA An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Note Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note Plus (+) or minus (-). The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. The “r” symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns, which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

Preferred Stock

Moody’s

Aaa An issue that is rated “Aaa” is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

Aa An issue that is rated “Aa” is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

A An issue that is rated “A” is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the “Aaa” and “Aa” classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

Baa An issue that is rated “Baa” is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

Ba An issue that is rated “Ba” is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

B An issue that is rated “B” generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

Caa An issue that is rated “Caa” is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

Ca An issue that is rated “Ca” is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

C This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note Moody’s applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P

AAA This is the highest rating that may be assigned by Standard & Poor’s to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA A preferred stock issue rated AA also qualifies as a high-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB, B, CCC Preferred stock rated BB, B, and CCC is regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC The rating CC is reserved for a preferred stock issue that is in arrears on dividends or sinking fund payments, but that is currently paying.

C A preferred stock rated C is a nonpaying issue.

D A preferred stock rated D is a nonpaying issue with the issuer in default on debt instruments.

N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular type of obligation as a matter of policy.

Note Plus (+) or minus (-). To provide more detailed indications of preferred stock quality, ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Short Term Ratings

Moody’s

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

☐	Leading market positions in well-established industries.

☐	High rates of return on funds employed.

☐	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

☐	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

☐	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P

A-1 A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

APPENDIX B
PROXY VOTING POLICIES AND PROCEDURES

INVESTMENT MANAGERS SERIES TRUST II

PROXY VOTING POLICIES AND PROCEDURES

Investment Managers Series Trust II (the “Trust”) is registered as an open-end investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust offers multiple series (each, a “Fund” and, collectively, the “Funds”). Consistent with its fiduciary duties and pursuant to Rule 30b1-4 under the 1940 Act (the “Proxy Rule”), the Board of Trustees of the Trust (the “Board”) has adopted this proxy voting policy on behalf of the Trust (the “Policy”) to reflect its commitment to ensure that proxies are voted in a manner consistent with the best interests of the Funds’ shareholders.

Delegation of Proxy Voting Authority to Fund Advisors

The Board believes that the investment advisor of each Fund (each, an “Advisor” and, collectively, the “Advisors”), as the entity that selects the individual securities that comprise its Fund’s portfolio, is the most knowledgeable and best-suited to make decisions on how to vote proxies of portfolio companies held by that Fund. The Trust will therefore defer to, and rely on, the Advisor of each Fund to make decisions on how to cast proxy votes on behalf of such Fund. An Advisor may delegate this responsibility to a Fund’s sub-advisor.

The Trust hereby designates the Advisor of each Fund as the entity responsible for exercising proxy voting authority with regard to securities held in the Fund’s investment portfolio. Consistent with its duties under this Policy, each Advisor shall monitor and review corporate transactions of corporations in which the Fund has invested, obtain all information sufficient to allow an informed vote on all proxy solicitations, ensure that all proxy votes are cast in a timely fashion, and maintain all records required to be maintained by the Fund under the Proxy Rule and the 1940 Act. Each Advisor will perform these duties in accordance with the Advisor’s proxy voting policy, a copy of which will be presented to the Board for its review. Each Advisor will promptly provide to the Trust’s Chief Compliance Officer (“CCO”) updates to its proxy voting policy as they are adopted and implemented, and the Trust’s CCO will then report such updates to the Board.

Availability of Proxy Voting Policy and Records Available to Fund Shareholders

If a Fund or an Advisor has a website, a copy of the Advisor’s proxy voting policy and this Policy may be posted on such website. A copy of such policies and of each Fund’s proxy voting record shall also be made available, without charge, upon request of any shareholder of the Fund, by calling the applicable Fund’s toll-free telephone number as printed in the Fund’s prospectus. The Trust’s transfer agent will notify the Advisor of any such request of proxy voting procedures. The Advisor shall reply to any Fund shareholder request within three (3) business days of receipt of the request, by first-class mail or other means designed to ensure equally prompt delivery.

Each Advisor will provide a complete annual voting record, as required by the Proxy Rule, for each series of the Trust for which it acts as advisor, to the Trust’s co-administrator no later than July 31st of each year. The Trust’s co-administrator, MFAC, will file a report based on such record on Form N-PX on an annual basis with the Securities and Exchange Commission no later than August 31st of each year.

Each Advisor is responsible for providing its current proxy voting policies and procedures and any subsequent amendments to the Trust’s CCO. SEC Form N-PX is filed with respect to each Fund by MFAC (acting as filing agent), by no later than August 31st of each year. Each such filing details all proxies voted on behalf of the Fund for the prior twelve months ended June 30th. In connection with each filing on behalf of the Fund, the Advisor’s CCO must sign and return to MFAC no later than July 30th a Form N-PX Certification stating that the advisor has adopted proxy voting policies and procedures in compliance with the SEC’s Proxy Voting Rule.

AXS INVESTMENTS LLC

PROXY VOTING POLICIES AND PROCEDURES

A.	PURPOSE AND GENERAL STATEMENT

The purpose of these proxy voting policies and procedures (the “Policy”) is to set forth the principles and procedures by which AXS votes with respect to securities held in Fund portfolios for which AXS exercises voting authority (generally where AXS has not delegated proxy voting discretion to a Fund’s subadviser). For purposes of this Policy, a “Vote” includes any proxy and any shareholder vote or consent for any security held by a client account for which AXS exercises voting authority.

This Policy been designed to help ensure that Votes are voted in the best interests of the applicable Fund in accordance with AXS’s fiduciary duties and Rule 206(4)-6 under the Act.

B.	POLICY

Votes must be cast in the best interests of each Fund. AXS’s guiding principle in this regard is that it is generally in the best interest of the client to cast Votes in a manner designed to maximize the economic value of the Fund’s holdings, taking into account the Fund’s investment goals and objectives (as set forth in its current registration statement) and all other relevant circumstances at the time of the vote. AXS does not permit voting decisions to be influenced in any manner that is contrary to this principle. AXS recognizes that, in rare instances, the interest of one Fund with respect to a Vote may conflict with the interests of AXS or another Fund. Any conflicts of interest relating to the casting of Votes, regardless of whether actual or perceived, will be addressed in accordance with this Policy.

It is AXS’s general policy to vote or give consent on all matters presented to shareholders in any Vote, and these policies and procedures have been designed with this in mind. However, AXS reserves the right to abstain from any particular Vote or otherwise withhold its Vote or consent on any matter if, in the judgement of AXS’s CCO or the relevant AXS investment professional, the costs associated with voting such Vote outweigh the benefits to the applicable Fund, or if the circumstances make such an abstention or withholding otherwise advisable and in the best interests of the Fund.

C.	GUIDELINES

The voting guidelines below summarize AXS’s general positions on various common issues, and provides a general indication of how Fund portfolio securities for which AXS has voting discretion will be voted on proposals dealing with particular issues.

These voting guidelines are just that – guidelines. The guidelines are not exhaustive and do not address all potential voting issues. Because the circumstances of individual companies are so varied, there may be instances when AXS does not cast Fund Votes in strict adherence to these guidelines.

1.	Management Proposals

The majority of matters presented to shareholders are proposals made by an issuer’s management, which have usually been approved and recommended by the issuer’s board of directors. For routine matters (which generally means that such matter will not measurably change the structure, management, control or operation of the company and are consistent with customary industry standards and practices), AXS will typically vote in accordance with the recommendation of the company’s management; unless, in AXS’s opinion, such recommendation is not in the best interests of the Fund.

Generally, in the absence of any unusual or non-routine circumstances, the AXS supports the following items:

□	Ratification of appointment of independent auditors;
□	General updating/corrective amendments to charter;
□	Increase in common share authorization for a stock split or share dividend;
□	Stock option plans that are incentive based and not excessive; and
□	Regular, uncontested elections of directors and payment of fees (unless such fees exceed market standards).

Non-routine matters may involve a variety of issues. Therefore, AXS will typically cast Votes on non-routine matters on a case-by-case basis, in each case casting Votes in a manner that AXS believes is in the best interests of the applicable client based on the considerations described above. The following will typically be considered “non-routine” matters requiring case-by-case analysis:

□	Directors’ liability and indemnity proposals;
□	Executive compensation plans;
□	Contested elections of directors;
□	Mergers, acquisitions, and other restructurings submitted to a shareholder vote;
□	Anti-takeover and related provisions.

AXS will generally Vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

2.	Shareholder Proposals

In general, AXS casts Votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals. However, AXS will support shareholder proposals that it believes are in the best interests of the Fund based on the considerations described above. In addition:

Generally, shareholder proposals related to the following items are supported:

□	Confidential voting;
□	Declassifying a board, absent special circumstances indicating that shareholder interests would be better served by a classified board structure;
□	Requiring director nominees to receive support from holders of a majority of votes cast or a majority of shares outstanding in order to be (re)elected.
□	Bylaw and charter amendments only with shareholder approval;
□	Eliminating supermajority vote requirements in the company’s bylaws and charter documents; and
□	Requiring a majority of independent directors on a board.

Generally, shareholder proposals related to the following items are not supported:

□	Limitations on the tenure of directors;
□	Cumulative voting;
□	Restrictions related to social, political, or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or vested interest impact; and
□	Reports that are costly to provide or expenditures that are of a non-business in nature or would provide no pertinent information from a shareholder perspective.

D.	CONFLICTS OF INTEREST

Due to the nature of AXS’s business and its ownership, AXS believes it is unlikely that conflicts of interest will arise when casting Votes. Each Fund’s investment team, however, is responsible for monitoring Votes for any actual or perceived conflicts of interest. If at any time any Supervised Person becomes aware of any potential, actual, or perceived conflict of interest regarding any particular Vote(s) to be case, he or she is required to contact AXS’s CCO immediately, who will review the Vote(s) in advance to ensure that AXS proposed Vote(s) is consistent with this Policy and AXS’s duties to the applicable Fund.

If a conflict of interest is evident, the CCO will:

□	advise IMST II’s Chief Compliance Officer (or other relevant IMST II officer) of the conflict in advance of casting the Vote;
□	use his or her best judgement to address the conflict and ensure that it is resolved in accordance with his or her independent assessment of the best interests of the Fund.

Where the CCO deems appropriate in his or her sole discretion, unaffiliated third parties (such as prosy voting services) may be used to help resolve conflicts. In this regard, the CCO shall have the power to retain independent fiduciaries, consultants, or professionals to assist with Voting decisions and/or to delegate voting or consent powers to such fiduciaries, consultants, or professionals.

E.	VOTING PROCEDURES

All AXS personnel are responsible for promptly forwarding all proxy materials, consents or voting requests or notices, or materials related thereto, to the CCO and to the applicable investment professional(s) primarily responsible for managing the applicable Fund’s portfolio. The CCO shall be responsible for ensuring that each Vote is voted in a timely manner and as otherwise required by the terms of such Vote.

All Voting decisions initially are to be referred to the appropriate investment professional for determination. In most cases, the most senior Portfolio Manager of the applicable Fund, or his or her designee, will make the decision as to the appropriate vote for any particular Vote.

The Portfolio Manager will inform the CCO of any such Voting decision, and if the CCO does not object to such decision as a result of his or her conflict of interest review, the Vote will be voted in such manner. If the Portfolio Manager and the CCO are unable to arrive at an agreement as to how to vote, then the CCO may consult with independent third-parties (including a proxy voting service) as to the appropriate vote.

F.	RECORDKEEPING

In accordance with Rule 204-2 under the Act, AXS must retain (i) its proxy voting policies and procedures; (ii) proxy statements received regarding Fund/client securities; (iii) records of its votes on behalf of the Funds; (iv) records of Fund requests for proxy voting information; and (v) any documents prepared by AXS that were material to making a decision how to vote, or that memorialized the basis for the decision. AXS may rely on proxy statements filed on the SEC’s EDGAR system (instead of keeping its own copies), and may rely on proxy statements and records of its votes cast that are maintained by a proxy voting service provider.

QUANTITATIVE VALUE TECHNOLOGIES LLC

PROXY VOTING POLICIES AND PROCEDURES

OVERVIEW

The Adviser generally does not take any action or render any advice with respect to voting proxies solicited by, or with respect to, the issuers of any client securities, except to the extent otherwise required by law. It is the Adviser’s policy not to vote proxies for standard SMA’s. However, this policy does not apply to certain clients who signed investment management agreements prior to the revision of this policy in May 2014, as well as certain institutional accounts as articulated below. As the Adviser exercises voting authority with respect to certain clients’ securities, the following Proxy Voting Policies and Procedures have been adopted pursuant to Rule 206(4)-6 of the Investment Advisers Act of 1940. These Proxy Voting Policies and Procedures are reasonably designed to ensure that the Adviser votes proxies in the best interests of its clients without regard to the Adviser’s interest. The procedures also address material conflicts between the Adviser’s interests and those of its clients. The Adviser will consider only those factors that relate to the client’s investment, including how its vote will economically impact and affect the value of the client’s investment.

RESPONSIBILITY

The Chief Executive Officer and Chief Operating Officer are responsible for ensuring that proxies are voted in a manner consistent with the interests of clients.

GENERAL POLICY

Generally, the Adviser will support company management teams which, in its opinion, have the intent and ability to maximize shareholder wealth over the long term, consistent with the Adviser’s belief that long-term shareholder value need not be sacrificed in favor of short-term gains. Accordingly, it is the general policy of the Adviser to vote in accordance with management recommendations on proposals, with the following exceptions:

(1)	When proposals diminish rights of shareholders or diminish management or board accountability to shareholders to an extent that the Adviser determines is inconsistent with the long-term interests of shareholders; and
(2)	There may be times when refraining from voting a proxy is in the client’s best interest, such as when the adviser determines that the cost of voting the proxy exceeds the expected benefit to the client. On occasion, votes may be withheld for certain directors to show the Adviser’s disfavor with a company’s Chief Executive Officer or other directors.

CONFLICTS OF INTEREST

For purposes of this policy, a “material conflict of interest” is defined as a non-routine relationship between the issuer of a security and the Adviser or an affiliate of which the Adviser has actual knowledge that may affect the Adviser’s judgment in voting securities in the best interest of client accounts. Material conflicts of interest may arise when the Adviser or an affiliate serves as investment adviser or fiduciary for the issuer or when an affiliate has a significant relationship with the issuer. Immaterial conflicts of interest may arise when the Adviser or an affiliate has a relationship with an issuer (e.g., a routine relationship such as a checking account) that does not affect the Adviser’s judgment. When the Adviser votes proxies based on the General Policy described above, it demonstrates that the vote was not the product of a material conflict of interest because the policy requires minimal discretion on the part of the Adviser. However, in the event that the Adviser determines that there is a material conflict of interest with respect to the proxy vote, the Adviser will vote client securities based upon the recommendations of an independent third party.

DEVIATIONS FROM GENERAL POLICY

The Adviser will, at all times, make a best effort to vote all proxies in the best interest of its clients. However, there may be some instances in which the Adviser will choose not to vote or may not be able to vote a proxy. Issues that may affect the Adviser’s ability to vote include extraordinary requirements such as share blocking or the requirement to vote the security in person. All votes in which the Adviser has chosen to override the General Policy will be reviewed on a quarterly basis by the Chief Compliance Officer or designee. The Chief Operating Officer is responsible for maintaining the documentation regarding any vote overrides and third-party recommendations.

ERISA PLANS

If the investment management agreement is entered into by a trustee or other fiduciary on behalf of an employee retirement income plan subject to the Employee Retirement Income Security Act (“ERISA”), including a person meeting the definition of “fiduciary” under ERISA, the trustee or other fiduciary generally retains the right and obligation to vote proxies. In such cases, the Adviser is generally precluded from voting proxies for the plan. Consistent with applicable rules and regulations of the securities exchanges relating to providing proxies by member organizations, under certain circumstances, with respect to separately managed accounts, the client may delegate to us the obligations to vote proxies on the client’s behalf. ERISA plans managed by the Adviser shall be administered consistent with the terms of the governing plan documents and applicable provisions of ERISA. In cases where the Adviser has been delegated sole proxy voting discretion, these policies and procedures will be followed subject to the fiduciary responsibility standards of ERISA. These standards generally require fiduciaries to act prudently and to discharge their duties solely in the interest of participants and beneficiaries. The Department of Labor has indicated that voting decisions of ERISA fiduciaries must generally focus on the course that would most likely increase the value of the stock being voted. The documents governing ERISA individual account plans may set forth various procedures for voting “employer securities” held by the plan. Where authority over the investment of plan assets is granted to plan participants, many individual account plans provide that proxies for employer securities will be voted in accordance with directions received from plan participants as to shares allocated to their plan accounts. In some cases, the governing plan documents may further provide that unallocated shares and/or allocated shares for which no participant directions are received will be voted in accordance with a proportional voting method in which such shares are voted proportionately in the same manner as are allocated shares for which directions from participants have been received.

MUTUAL FUND

Cognios is the investment adviser to the AXS Market Neutral Large Cap Fund and the AXS Alternative Value Fund (the “Mutual Funds”). UMB Bank, N.A. is the custodian of the Mutual Funds. In conjunction with US Bank, the Fund Administrator, UMB Fund Services, Inc. and Mutual Fund Administration, LLC, will prepare and file Form N-PX in accordance with the Mutual Funds proxy votes.

All proxies will be voted in accordance with any applicable investment restrictions of the Mutual Funds and, to the extent applicable, any resolutions or other instructions approved by an authorized person of the Mutual Funds. The Adviser shall provide the Mutual Fund’s Compliance Departments with information regarding any identified conflicts of interest, documentation as to how the vote was cast and who cast the vote.

INSTITUTIONAL CLIENTS

Cognios is the investment adviser for a number of institutional clients. The Adviser will provide proxy voting services for institutional clients that meet the following criteria:

●	The client must be an institutional investor (i.e. no retail and/or high-net-worth clients)
●	The client must have greater than $5M in AUM with Cognios

The proxy votes will be cast “For” Management proposals, “Against” Shareholder proposals, and “Abstain” on all others. Accommodations cannot be made for voting requests that fall outside of those parameters.

PROCEDURES

The Adviser is responsible for voting the proxies related to certain legacy SMA and institutional accounts, the Mutual Funds, and/or the Private Fund. The Adviser has engaged an independent proxy voting service which is responsible for receipt of proxy ballots, vote execution, vote record maintenance, and vote reporting. The votes will be cast according to the General Policy noted above. If new accounts are added, the Adviser will work with the voting service and the custodian to get the accounts set up in the voting services’ system to allow for automated voting. Upon request, the Adviser will provide copies of its Proxy Voting Policies and Procedures to clients, as well as information regarding how proxies were voted. The Chief Compliance Officer or designee will periodically review the Proxy Voting Policies and Procedures.

BOOKS AND RECORDS

Pursuant to Rule 204-2 of the Investment Advisers Act of 1940, the Adviser will retain the following items in its books and records:

(1)	proxy voting policies and procedures;
(2)	proxy statements received regarding client securities;
(3)	records of votes cast on behalf of clients;
(4)	records of client requests for proxy voting information; and
(5)	any documents prepared by the Adviser that were material to making a decision how to vote, or that memorialized the basis for the decision.

The Adviser may rely on proxy statements filed on the EDGAR system instead of keeping its own copies. The Adviser may also rely on proxy statements and records of proxy votes cast by the Adviser that are maintained with a proxy voting service, if the Adviser has obtained an understanding from the proxy voting service to provide a copy of the documents promptly upon request.

M3Sixty Funds Trust

PROXY CARD

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

SAMPLE

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **vote.proxyonline.com** using your proxy control number found below

3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

4. By **PHONE** with a live operator when you call toll-free 1-877-732-3612 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER **12345678910**

AXS Alternative Value Fund

(formerly, Cognios Large Cap Fund)

A SERIES OF M3SIXTY TRUST

The undersigned hereby appoints each of Ted Akins and Brandon Byrd, as Proxy of the undersigned, with full power of substitution, and hereby authorizes any of them to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 11:00 a.m. Eastern time, on February 26, 2021, and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. We are concerned about your health and safety during the current coronavirus (COVID-19) pandemic and we intend to monitor the recommendations of public health officials and governmental restrictions as the situation continues to evolve. This proxy will be governed by and construed in accordance with the laws of the State of Delaware and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of the State of Delaware and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **1-877-732-3612**. **Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on February 26, 2021. The proxy statement for this meeting is available at:

https://vote.proxyonline.com/cognios/docs/2021.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

AXS Alternative Value Fund

PROXY CARD

<u>YOUR SIGNATURE IS REQUIRED</u> FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Fund's Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. **When properly executed, this proxy will be voted as indicated or "FOR" the proposal if no choice is indicated.** The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

M3Sixty Funds Trust

PROXY CARD

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

SAMPLE

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **vote.proxyonline.com** using your proxy control number found below

3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

4. By **PHONE** with a live operator when you call toll-free 1-877-732-3612 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER 12345678910

AXS Market Neutral Fund

(formerly Cognios Market Neutral Large Cap Fund)

A SERIES OF M3SIXTY TRUST

The undersigned hereby appoints each of Ted Akins and Brandon Byrd, as Proxy of the undersigned, with full power of substitution, and hereby authorizes any of them to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 11:00 a.m. Eastern time, on February 26, 2021, and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. We are concerned about your health and safety during the current coronavirus (COVID-19) pandemic and we intend to monitor the recommendations of public health officials and governmental restrictions as the situation continues to evolve. This proxy will be governed by and construed in accordance with the laws of the State of Delaware and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of the State of Delaware and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **1-877-732-3612**. **Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on February 26, 2021. The proxy statement for this meeting is available at:

https://vote.proxyonline.com/cognios/docs/2021.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

AXS Market Neutral Fund

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Fund's Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. **When properly executed, this proxy will be voted as indicated or "FOR" the proposal if no choice is indicated.** The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]